                 METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:
           METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
            METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES

This prospectus describes MetLife Retirement Account Annuity, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company does not solicit or issue insurance products in the State of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special Federal income tax treatment ("Qualified Contracts".) We may issue it as an individual Contract or as a group Contract. When we issue a group Contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to Contracts and certificates as "Contracts." The Contract is not available to new purchasers. Current Contract Owners may make additional purchase payments.

You can choose to have your premium ("Purchase Payments") and any applicable Purchase Payment Credits accumulate on a variable and, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:




AMERICAN FUNDS INSURANCE SERIES                    Lord Abbett Mid-Cap Value
  American Funds Global Growth Fund -- Class          Portfolio -- Class B(+)
     2                                             MFS(R) Value Portfolio -- Class A
  American Funds Growth Fund -- Class 2            Met/AIM Capital Appreciation
  American Funds Growth-Income Fund -- Class          Portfolio -- Class A
     2                                             Met/AIM Small Cap Growth Portfolio -- Class
DELAWARE VIP TRUST -- STANDARD CLASS                  A (+)
  Delaware VIP Small Cap Value Series              Neuberger Berman Real Estate
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class A
  SHARES                                           PIMCO Inflation Protected Bond
  Dreyfus Variable Investment Fund                    Portfolio -- Class A (+)
     Appreciation Portfolio                        Pioneer Fund Portfolio -- Class A
  Dreyfus Variable Investment Fund Developing      Pioneer Strategic Income Portfolio -- Class
     Leaders Portfolio                                A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Third Avenue Small Cap Value
  TRUST                                               Portfolio -- Class B (+)
  Templeton Developing Markets Securities        METLIFE INVESTMENT FUNDS, INC.
     Fund--- Class 2                               MetLife Investment Diversified Bond
  Templeton Foreign Securities Fund--- Class          Fund -- Class I
     2                                             MetLife Investment International Stock
JANUS ASPEN SERIES                                    Fund -- Class I
  Mid Cap Growth Portfolio -- Service Shares       MetLife Investment Large Company Stock
LEGG MASON PARTNERS VARIABLE EQUITY TRUST(+)          Fund -- Class I
  Legg Mason Partners Variable Appreciation        MetLife Investment Small Company Stock
     Portfolio -- Class I(+)                          Fund -- Class I
  Legg Mason Partners Variable Equity Index      METROPOLITAN SERIES FUND, INC.
     Portfolio -- Class II(+)                      BlackRock Aggressive Growth
  Legg Mason Partners Variable Fundamental            Portfolio -- Class D
     Value Portfolio(+) -- Class I(+)              BlackRock Bond Income Portfolio -- Class A
  Legg Mason Partners Variable Investors           BlackRock Money Market Portfolio -- Class A
     Portfolio -- Class I(+)                       FI Value Leaders -- Class D(+)
  Legg Mason Partners Variable Large Cap           FI Large Cap Portfolio -- Class A
     Growth Portfolio -- Class I(+)                MFS(R) Total Return Portfolio -- Class F
  Legg Mason Partners Variable Small Cap           Oppenheimer Global Equity
     Growth Portfolio -- Class I(+)                   Portfolio -- Class B
  Legg Mason Partners Variable Social              Western Asset Management U. S. Government
     Awareness Portfolio(+)                           Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE INCOME TRUST(+)     PIMCO VARIABLE INSURANCE
  Legg Mason Partners Variable Adjustable          TRUST -- ADMINISTRATIVE CLASS
     Rate Income Portfolio(+)                      Total Return Portfolio
  Legg Mason Partners Variable High Income       VAN KAMPEN LIFE INVESTMENT TRUST
     Portfolio(+)                                  Van Kampen Life Investment Trust
MET INVESTORS SERIES TRUST                         Comstock Portfolio -- Class II
  Batterymarch Mid-Cap Stock                     VARIABLE INSURANCE PRODUCTS FUND -- SERVICE
     Portfolio -- Class A                          CLASS 2
  BlackRock High Yield Portfolio -- Class A        VIP Contrafund(R) Portfolio
     (+)                                           VIP Mid Cap Portfolio
  BlackRock Large-Cap Core Portfolio -- Class    METROPOLITAN SERIES FUND, INC. -- ASSET
     E(+)                                          ALLOCATION PORTFOLIOS -- CLASS B
  Dreman Small-Cap Value Portfolio -- Class A      MetLife Conservative Allocation Portfolio
  Harris Oakmark International                     MetLife Conservative to Moderate Allocation
     Portfolio -- Class A                             Portfolio
  Janus Forty Portfolio -- Class A (+)             MetLife Moderate Allocation Portfolio
  Lazard Mid-Cap Value Portfolio -- Class B        MetLife Moderate to Aggressive Allocation
     (+)                                              Portfolio
  Legg Mason Partners Managed Assets               MetLife Aggressive Allocation Portfolio
     Portfolio -- Class A
  Lord Abbett Bond Debenture
     Portfolio -- Class A
  Lord Abbett Growth and Income
     Portfolio -- Class B





-------

(+) This Variable Funding Option has been subject to a merger, substitution, name or other change. Please see Appendix F for more information.

We also offer variable annuity Contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at MetLife Insurance Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1- 800-842-9406 or access the SEC's website (http://www.sec.gov). See Appendix H for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS





Glossary................................      3
Summary.................................      5
Fee Table...............................      8
Condensed Financial Information.........     14
The Annuity Contract and Your Retirement
  Plan..................................     14
The Annuity Contract....................     14
  Contract Owner Inquiries..............     15
  Purchase Payments.....................     15
  Purchase Payment Credits..............     16
  Conservation Credit...................     16
  Accumulation Units....................     16
  The Variable Funding Options..........     16
  Notice of Substitution................     18
Fixed Account...........................     25
Charges and Deductions..................     25
  General...............................     25
  Withdrawal Charge.....................     26
  Free Withdrawal Allowance.............     27
  Transfer Charge.......................     27
  Mortality and Expense Risk Charge.....     27
  Variable Funding Option Expenses......     27
  Floor Benefit/Liquidity Benefit
     Charges............................     27
  CHART Asset Allocation Program
     Charges............................     27
  Premium Tax...........................     27
  Changes in Taxes Based upon Premium or
     Value..............................     27
Transfers...............................     28
  Market Timing/Excessive Trading.......     28
CHART Asset Allocation Program..........     30
  General...............................     30
  CHART Asset Allocation Program........     30
  Program Fees - Deductions from
     Contract Value.....................     31
Access to Your Money....................     31
  Systematic Withdrawals................     32
Ownership Provisions....................     32
  Types of Ownership....................     32
     Contract Owner.....................     32
     Beneficiary........................     33
Death Benefit...........................     33
  Death Proceeds before the Maturity
     Date...............................     33
  Standard Death Benefit................     33
  Step-Up Death Benefit Value...........     34
  Optional Death Benefit and Credit.....     34
  Payment of Proceeds...................     35
  Beneficiary Contract Continuance......     35
  Planned Death Benefit.................     35
  Death Proceeds after the Maturity
     Date...............................     36
The Annuity Period......................     36
  Maturity Date.........................     36
  Liquidity Benefit.....................     36
  Allocation of Annuity.................     37
  Variable Annuity......................     37
  Fixed Annuity.........................     38
Payment Options.........................     38
  Election of Options...................     38
  Annuity Options.......................     39
Miscellaneous Contract Provisions.......     39
  Right to Return.......................     39
  Termination...........................     39
  Required Reports......................     40
  Suspension of Payments................     40
  Misstatement..........................     40
The Separate Accounts...................     40
  Performance Information...............     41
Federal Tax Considerations..............     41
  General Taxation of Annuities.........     41
  Qualified Annuity Contracts...........     42
  Taxation of Qualified Annuity
     Contracts..........................     42
  Mandatory Distributions for Qualified
     Plans..............................     42
  Individual Retirement Annuities.......     43
  Roth IRAs.............................     43
  Penalty Tax for Premature
     Distribution.......................     44
  Taxation of Death Benefit Proceeds....     44
  Treatment of Charges for Certain Asset
     Allocation Programs................     44
  Treatment of Charges for Optional
     Benefits...........................     44
Other Tax Considerations................     45
  Puerto Rico Tax Considerations........     45
  Non-Resident Aliens...................     45
  Changes to Tax Rules and
     Interpretations....................     45
  Hurricane Relief......................     45
Incorporation of Certain Documents by
  Reference.............................     46
Other Information.......................     47
  The Insurance Companies...............     47
  Financial Statements..................     47
  Distribution of the Contracts.........     47
  Conformity with State and Federal
     Laws...............................     49
  Voting Rights.........................     49
  Restrictions on Financial
     Transactions.......................     49
  Legal Proceedings.....................     50
Appendix A: Condensed Financial
  Information for Separate Account
  Five..................................    A-1
Appendix B: Condensed Financial
  Information for Separate Account Six..    B-1
Appendix C: Waiver of Withdrawal Charge
  for Nursing Home Confinement..........    C-1
Appendix D: Market Value Adjustment.....    D-1
Appendix E: What You Need To Know If You
  Are A Texas Optional Retirement
  Program Participant...................    E-1
Appendix F: Additional Information
  Regarding the Underlying Funds........    F-1
Appendix G: Portfolio Legal and
  Marketing Names.......................    G-1
Appendix H: Contents of the Statement of
  Additional Information................    H-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT -- for convenience, means the Contract or the Certificate.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an Annuity or Income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- MetLife of CT Separate Account Five for Variable Annuities and MetLife of CT Separate Account Six for Variable Annuities, each a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- an open-end diversified management investment company that serves as an investment option under the Separate Account.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the "You", depending on the context, may be the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person, a charitable remainder trust, or a plan (or the employer purchaser who has purchased the Contact on behalf of the plan).

                                    SUMMARY:

                           METLIFE RETIREMENT ACCOUNT

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, (the "Company," "we" or "us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the State of New York. Refer to your Contract for the name of your issuing Company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors MetLife of CT Separate Account Five for Variable Annuities ("Separate Account Five"); MetLife Life and Annuity Company of Connecticut sponsors MetLife of CT Separate Account Six for Variable Annuities ("Separate Account Six"). When we refer to the Separate Account, we are referring to either Separate Account Five or Separate Account Six, depending upon your issuing Company. The Contract may not currently be available for sale in all states. Contracts issued in your state may provide different features and benefits from and impose different costs (such as waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older. The Contract is not available to new purchasers.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to make Purchase Payments under this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, that the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the Contract Owner. If a group Contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual Contract Owner or the group participant, as applicable. We refer to both contracts and certificates as "Contracts." If a group unallocated Contract is purchased, we issue only the Contract.

We issue group Contracts in connection with retirement plans. Depending on your Plan, certain features and/or Variable Funding Options described in this prospectus may not be available to you. Your Plan provisions supersede the prospectus. If you have any questions about your specific Plan, contact your Plan administrator.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Contract Value. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any Contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity Contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its Subaccounts, the Separate Account uses your Purchase Payments to purchase shares, at your direction, of one or more of the Variable Funding Options. In turn, each Variable Funding Option invests in an underlying mutual fund ("Underlying Fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense risk ("M&E") charge daily from the amounts you allocate to the Separate Account. We deduct the M&E charge at an annual rate of 0.80% for the Standard Death Benefit, and 1.25% for the Optional Death Benefit. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 5%, decreasing to 0% in year six and later.

Upon annuitization, if you select the Variable Annuitization Floor Benefit, there is a Floor Benefit charge assessed. This charge will vary based upon market conditions, and will be set at the time you choose this option. Once established, this charge will remain the same throughout the term of the annuitization. If you select the Liquidity Benefit, there is a charge of 5% of the amounts withdrawn.

If you are a participant in the CHART Asset Allocation Program, the maximum annual charge is 0.75% deducted from amounts of the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn. Under Non-Qualified Contracts, withdrawals are considered to be made first from taxable earnings.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Managed Distribution Program").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, and income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard or Optional Death Benefit. If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the free withdrawal allowance may be subject to a withdrawal charge.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain Contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - ASSET ALLOCATION SERVICES. Effective February 1, 2006, the CHART Asset Allocation Program is closed. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll. Participants in the program enter into a separate advisory agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company, for the purpose of receiving asset allocation advice under MIFS's CHART program (the "program"). Under the program, participants allocate Contract Value according to asset allocation models developed by MIFS in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. The program is not a part of the Contract issued by the Company, and is closed to new participants. The program is fully described in a separate disclosure statement prepared by MIFS.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE                                                                   5%(1)


(as a percentage of the Purchase Payments and any applicable Purchase Payment Credits withdrawn)



TRANSFER CHARGE                                                                    $10(2)


(assessed on transfers that exceed 12 per year)



LIQUIDITY BENEFIT CHARGE                                                            5%
(During the annuity period, if you have elected the Liquidity Benefit, a surrender charge of 5% of the amount withdrawn will be assessed. See 'Liquidity Benefit').


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE        WITHDRAWAL CHARGE
------------------------------------------    -----------------
GREATER THAN OR EQUAL TO     BUT LESS THAN


         0 years                1 years               5%
         1 years                2 years               4%
         2 years                3 years               3%
         3 years                4 years               2%
         4 years                5 years               1%
        5 years+                                      0%


(2)   We do not currently assess the transfer charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)(3)

We will assess a minimum mortality and expense risk charge ("M&E") of 0.80% for the standard death benefit and 1.25% for the optional Death Benefit. Below is a summary of all maximum charges that may apply, depending on the death benefit you select and the optional features you select:


-------------------------------------------------------------------------------------------
STANDARD DEATH BENEFIT:                               OPTIONAL DEATH BENEFIT:
-------------------------------------------------------------------------------------------

Mortality and Expense Risk Charge      0.80%   Mortality and Expense Risk Charge      1.25%
Administrative Expense Charge          None    Administrative Expense Charge          None
                                       ----                                           ----
  Total Annual Separate Account                Total Annual Separate Account
     Charges                           0.80%   Charges                                1.25%
-------------------------------------------------------------------------------------------


During the annuity period, if you have elected the Variable Annuitization Floor Benefit, a total annual separate account charge of up to 3.80% or 4.25% may apply. See "Variable Annuitization Floor Benefit".

(3)   We are waiving the following amounts of the M&E charge on these
      Subaccounts: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund, Inc. and 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio of the Metropolitan Series Fund, Inc. We are also waiving an amount equal to the underlying fund expenses that are in excess of 0.91% for the Subaccount investing in the Harris Oakmark International Portfolio of the Met Investors Series Trust and an amount equal to the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income Portfolio -- Class B of the Met Investors Series Trust; an amount equal to the underlying fund expenses that are in excess of 0.72% for the Subaccount investing in the Capital Guardian U.S. Equity Portfolio -- Class A in the Metropolitan Series Fund, Inc.; and an amount equal to the underlying fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Bond Portfolio -- Class A of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid-Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B of the Met Investors Series Trust; and an amount equal to the underlying fund expenses that are in excess of 1.18% for the Subaccount investing in the MFS(R) Research International Portfolio -- Class B of the Met Investors Series Trust.

CHART PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. Plan participants who enrolled in the program prior to February 1, 2006, may continue to make additional Purchase Payments into the program. Plan participants who cancel enrollment in the program, may not re-enroll.

MAXIMUM ANNUAL FEE FOR CHART PROGRAM ...............................0.75%

The following table describes the annual investment advisory fee for clients who enter into an investment advisory agreement to participate in MIFS's CHART asset allocation program. The annual fee is applied to the participant's current Contract Value. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender.


                                              MAXIMUM
    CONTRACT VALUE                        ANNUAL FEE FOR
EQUAL OR GREATER THAN    BUT LESS THAN     CHART PROGRAM
---------------------    -------------    --------------


             $0              $25,000           0.75%
        $25,000              $50,000           0.75%
        $50,000              $75,000           0.50%
        $75,000             $100,000           0.35%
       $100,000             $250,000           0.25%
       $250,000             $500,000           0.15%
       $500,00+                                0.10%


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1- 800-842-9406.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Underlying Fund assets, including management fees, distribution
  and/or service fees (12b-1), and other expenses)                        0.38%      1.72%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth Fund..      0.55%          0.25%         0.03%       0.83%             --         0.83%
  American Funds Growth Fund.........      0.32%          0.25%         0.02%       0.59%             --         0.59%
  American Funds Growth-Income Fund..      0.27%          0.25%         0.01%       0.53%             --         0.53%
DELAWARE VIP TRUST -- STANDARD CLASS
  Delaware VIP Small Cap Value
     Series..........................      0.72%            --          0.11%       0.83%             --         0.83%

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------

DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment Fund
     Appreciation Portfolio**........      0.75%            --          0.09%       0.84%             --         0.84%
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio....      0.75%            --          0.07%       0.82%             --         0.82%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio........      0.57%          0.25%         0.09%       0.91%             --         0.91%
  VIP Dynamic Capital Appreciation
     Portfolio(+)....................      0.56%          0.25%         0.24%       1.05%             --         1.05%
  VIP Mid Cap Portfolio..............      0.57%          0.25%         0.11%       0.93%             --         0.93%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Templeton Developing Markets
     Securities Fund.................      1.23%          0.25%         0.24%       1.72%             --         1.72%
  Templeton Foreign Securities Fund..      0.63%          0.25%         0.18%       1.06%           0.03%        1.03%(1)
JANUS ASPEN SERIES -- SERVICE SHARES
  Mid Cap Growth Portfolio...........      0.64%          0.25%         0.06%       0.95%             --         0.95%
  Worldwide Growth Portfolio(+)......      0.60%            --          0.04%       0.64%             --         0.64%
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++(+).......      0.75%            --          0.02%       0.77%             --         0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio -- Class
     I...............................      0.70%            --          0.01%       0.71%             --         0.71%
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class I(+).........      0.75%            --          0.05%       0.80%             --         0.80%(2)
  Legg Mason Partners Variable
     Dividend Strategy Portfolio(+)..      0.65%            --          0.24%       0.89%             --         0.89%
  Legg Mason Partners Variable Equity
     Index Portfolio -- Class II.....      0.31%          0.25%         0.03%       0.59%             --         0.59%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I............      0.75%          0.02%         0.77%       0.77%             --         0.77%
  Legg Mason Partners Variable
     International All Cap
     Opportunity Portfolio+..........      0.85%            --          0.09%       0.94%             --         0.94%
  Legg Mason Partners Variable
     Investors Portfolio -- Class I..      0.65%            --          0.07%       0.72%             --         0.72%
  Legg Mason Partners Variable Large
     Cap Growth Portfolio -- Class
     I++.............................      0.75%            --          0.04%       0.79%             --         0.79%
  Legg Mason Partners Variable Small
     Cap Growth Portfolio -- Class
     I...............................      0.75%            --          0.21%       0.96%             --         0.96%
  Legg Mason Partners Variable Social
     Awareness Portfolio++...........      0.66%            --          0.12%       0.78%             --         0.78%
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income
     Portfolio(3)....................      0.55%          0.25%         0.22%       1.02%             --         1.02%
  Legg Mason Partners Variable High
     Income Portfolio................      0.60%            --          0.06%       0.66%             --         0.66%
MET INVESTORS SERIES TRUST(3)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A............      0.70%            --          0.11%       0.81%             --         0.81%(4)
  BlackRock High Yield
     Portfolio -- Class A............      0.60%            --          0.32%       0.92%             --         0.92%(5)
  BlackRock Large-Cap Core
     Portfolio -- Class E............      0.63%          0.15%         0.22%       1.00%             --         1.00%(6)
  Dreman Small-Cap Value
     Portfolio -- Class A............      0.82%            --          0.37%       1.19%           0.09%        1.10%(7)
  Harris Oakmark International
     Portfolio -- Class A............      0.78%            --          0.13%       0.91%             --         0.91%
  Janus Forty Portfolio -- Class A...      0.65%            --          0.06%       0.71%             --         0.71%(8)
  Lazard Mid-Cap Portfolio -- Class
     B...............................      0.70%          0.25%         0.06%       1.01%             --         1.01%
  Legg Mason Partners Managed Assets
     Portfolio -- Class A............      0.50%            --          0.11%       0.61%             --         0.61%(9)
  Lord Abbett Bond Debenture
     Portfolio -- Class A............      0.50%            --          0.04%       0.54%             --         0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B............      0.50%          0.25%         0.03%       0.78%             --         0.78%
  Lord Abbett Mid-Cap Value Portfolio
     -- Class B......................      0.68%          0.25%         0.07%       1.00%             --         1.00%
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A(+).........      1.04%            --          0.29%       1.33%           0.03%        1.30%(10)

                                                      DISTRIBUTION                  TOTAL      CONTRACTUAL FEE    NET TOTAL
                                                         AND/OR                     ANNUAL          WAIVER          ANNUAL
                                        MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE    OPERATING
UNDERLYING FUND:                            FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES*
----------------                       ------------  --------------  ----------  -----------  -----------------  -----------

  MFS(R) Research International
     Portfolio -- Class B(+).........      0.72%            --          0.14%       0.86%             --         0.86%
  MFS(R) Value Portfolio -- Class A..      0.73%            --          0.23%       0.96%             --         0.96%(11)
  Met/AIM Capital Appreciation
     Portfolio -- Class A............      0.77%            --          0.09%       0.86%             --         0.86%(12)
  Met/AIM Small Cap Growth Portfolio
     -- Class A......................      0.87%            --          0.06%       0.93%             --         0.93%(13)
  Neuberger Berman Real Estate
     Portfolio -- Class A............      0.64%            --          0.04%       0.68%             --         0.68%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A............      0.50%            --          0.05%       0.55%             --         0.55%
  Pioneer Fund Portfolio -- Class A..      0.75%            --          0.30%       1.05%           0.05%        1.00%(14)
  Pioneer Strategic Income
     Portfolio -- Class A............      0.70%            --          0.12%       0.82%             --         0.82%(15)
  Third Avenue Small Cap Value
     Portfolio -- Class B............      0.74%          0.25%         0.04%       1.03%             --         1.03%
METLIFE INVESTMENT FUNDS,
  INC. -- CLASS I(16)
  MetLife Investment Diversified Bond
     Fund............................      0.41%            --          0.09%       0.50%           0.01%        0.49%(17)
  MetLife Investment International
     Stock Fund......................      0.73%            --          0.20%       0.93%           0.01%        0.92%
  MetLife Investment Large Company
     Stock Fund......................      0.52%            --          0.11%       0.63%           0.01%        0.62%
  MetLife Investment Small Company
     Stock Fund......................      0.64%            --          0.14%       0.78%           0.01%        0.77%(18)
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D............      0.72%          0.10%         0.06%       0.88%             --         0.88%
  BlackRock Bond Income
     Portfolio -- Class A............      0.39%            --          0.07%       0.46%           0.01%        0.45%(19)
  BlackRock Money Market
     Portfolio -- Class A............      0.34%            --          0.04%       0.38%           0.01%        0.37%(20)
  Capital Guardian U.S. Equity
     Portfolio -- Class A(+).........      0.66%            --          0.06%       0.72%             --         0.72%
  FI Large Cap Portfolio -- Class A..      0.78%            --          0.06%       0.84%             --         0.84%(21)
  FI Value Leaders Portfolio -- Class
     D...............................      0.64%          0.10%         0.07%       0.81%             --         0.81%
  MFS(R) Total Return
     Portfolio -- Class F............      0.53%          0.20%         0.05%       0.78%             --         0.78%(22)
  Oppenheimer Global Equity Portfolio
     -- Class B......................      0.53%          0.25%         0.09%       0.87%             --         0.87%
  Western Asset Management U.S.
     Government Portfolio -- Class
     A...............................      0.50%            --          0.07%       0.57%             --         0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio.............      0.25%          0.15%         0.25%       0.65%             --         0.65%
PUTNAM VARIABLE TRUST -- CLASS IB
  Putnam VT Discovery Growth
     Fund(+).........................      0.70%          0.25%         0.55%       1.50%             --         1.50%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio.................      0.56%          0.25%         0.03%       0.84%             --         0.84%
  Enterprise Portfolio(+)............      0.50%          0.25%         0.18%       0.93%             --         0.93%
  Strategic Growth Portfolio(+)......      0.70%          0.25%         0.08%       1.03%             --         1.03%
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT Small/Mid
     Cap Value Fund(+)...............      0.75%          0.25%         0.46%       1.46%           0.32%        1.14%




                                                                                                                      NET TOTAL
                                                                                                                        ANNUAL
                                                                                                                      OPERATING
                                          DISTRIBUTION                  TOTAL      CONTRACTUAL FEE     NET TOTAL       EXPENSES
                                             AND/OR                     ANNUAL          WAIVER          ANNUAL        INCLUDING
                            MANAGEMENT       SERVICE        OTHER     OPERATING     AND/OR EXPENSE     OPERATING      UNDERLYING
UNDERLYING FUND:                FEE       (12b-1) FEES    EXPENSES     EXPENSES     REIMBURSEMENT     EXPENSES**    FUND EXPENSES
----------------           ------------  --------------  ----------  -----------  -----------------  ------------  ---------------


METROPOLITAN SERIES FUND,
  INC.
  MetLife Aggressive
     Allocation
     Portfolio -- Class
     B...................      0.10%          0.25%         0.07%       0.42%           0.07%            0.35%        1.10%(23)
  MetLife Conservative
     Allocation
     Portfolio -- Class
     B...................      0.10%          0.25%         0.09%       0.44%           0.09%            0.35%        0.96%
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class
     B...................      0.10%          0.25%         0.02%       0.37%           0.02%            0.35%        1.00%
  MetLife Moderate
     Allocation
     Portfolio -- Class
     B...................      0.10%          0.25%         0.01%       0.36%           0.01%            0.35%        1.05%
  MetLife Moderate to
     Aggressive
     Allocation
     Portfolio -- Class
     B...................      0.10%          0.25%         0.01%       0.36%           0.01%            0.35%        1.10%

---------
* New Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
+     Closed to new investors.
++ Fees and Expenses are based on the Portfolio's fiscal year ended October 31, 2006.

NOTES
(1) Other Expenses include 0.03% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(2) Other expenses have been estimated based on expenses incurred by Class II shares because no Class I shares were outstanding on December 31, 2006.
(3) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(4) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.10%, excluding 12b-1 fees.
(8) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(9) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(10) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(11) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(12) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(13) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(14) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(15) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year. The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year. The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(16) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(17) Assumes fee schedules were in place for the full year with Wellington Management Company LLP.
(18) Assumes fee schedules were in place for the full year with Delaware Management Company.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(21) The Management Fee has been restated to reflect current fees, as if fees had been in effect for the previous fiscal year.

(22) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(23) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Strategy Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolio before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Strategy Portfolio. Contract and Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract or Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory LLC. (See the fund prospectus for a description of each Portfolio's target allocation.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.


** Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.


EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity Contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have elected the Optional Death Benefit and that you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect the Optional Death Benefit.

EXAMPLE 1.

MAXIMUM CHARGES (assuming you select the Optional Death Benefit)


                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $809       $1,186      $1,687      $3,372       $385       $1,169      $1,970
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $673         $775      $1,002      $2,004       $249         $767      $1,311

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,054
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,794

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option and the CHART program at the maximum fee. Under the CHART program, you choose to enter into a separate investment advisory agreement with MIFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.


                                                 IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                       END OF PERIOD SHOWN:               ANNUITIZED AT END OF PERIOD SHOWN:
                                          ----------------------------------------------  ----------------------------------
FUNDING OPTION                              1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                            ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............     $885       $1,409      $2,050      $4,054       $385       $1,169      $1,970
Underlying Fund with Minimum Total
Annual Operating Expenses...............     $749       $1,007      $1,391      $2,794       $249         $767      $1,311

                                              IF
                                           CONTRACT
                                            IS NOT
                                            SURREN-
                                           DERED OR
                                          ANNUITIZED
                                           AT END OF
                                            PERIOD
                                            SHOWN:
                                          ----------
FUNDING OPTION                             10 YEARS
--------------                            ----------


Underlying Fund with Maximum Total
Annual Operating Expenses...............    $4,054
Underlying Fund with Minimum Total
Annual Operating Expenses...............    $2,794


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                  THE ANNUITY CONTRACT AND YOUR RETIREMENT PLAN

--------------------------------------------------------------------------------

If you participate through a retirement plan or other group arrangement, the Contract may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and Annuity options.

The Contract may provide that a plan administrative fee will be paid by making a withdrawal from your Contract Value. Also, the Contract may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix E for specific information which applies to you.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

MetLife Retirement Account Annuity is a Contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older. The Contract is not open to new purchasers.

Purchase of this Contract through a tax-qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $20,000. You may make additional payments of at least $5,000 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission). Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

We will provide you with the address of the office to which purchase payments are to be sent.

PURCHASE PAYMENT CREDITS

If, for an additional charge, you select the Optional Death Benefit, we will add a credit to your Contract with each Purchase Payment. Each credit is added to the Contract Value when the corresponding Purchase Payment is applied, and will equal 2% of each Purchase Payment. These credits are applied pro rata to the same Variable Funding Options to which your Purchase Payment was applied. Purchase Payments allocated to the Fixed Account are not eligible for Purchase Payment Credits.

You should know that over time and under certain circumstances (such as a period of poor market performance) the costs associated with the Purchase Payment Credits may more than offset the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Optional Death Benefit.

CONSERVATION CREDIT

If you are purchasing this Contract with funds from another Contract issued by us or our affiliates, you may receive a conservation credit to your Purchase Payments. If applied, we will determine the amount of such credit.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, and Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or taken from each funding option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payment We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now, MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory, LLC, which are formed as "limited liability companies". The Company's ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of the Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company ("MLIDC"). Payments under an Underlying Fund's 12b-1 Plan decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriters for the American Funds Insurance Series. (See "Distribution of Contracts").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying fund prospectus by calling 1-800-842-9406 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

NOTICE OF SUBSTITUTION

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut, (together the "Company") filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the four MetLife Investment Funds ("Existing Funds") and substitute four new Underlying Funds ("Replacement Funds") as shown below. The Replacement Funds are portfolios of the Metropolitan Series Fund, Inc. Each Replacement Fund will be added as an Underlying Fund on or before the date of the substitution.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least a similar investment objective and policies as the Existing Fund. The Company will bear all expenses related to the substitutions, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitutions will occur on or about November 9, 2007.

The proposed substitution and respective subadviser is:


        EXISTING FUND AND SUBADVISERS                 REPLACEMENT FUND AND SUBADVISER
---------------------------------------------  ---------------------------------------------


METLIFE INVESTMENT LARGE COMPANY STOCK FUND    METLIFE STOCK INDEX PORTFOLIO
  Wellington Management Company LLP,             MetLife Investment Advisors Company, LLC
  ClearBridge Advisors, LLC and SsgA Funds
  Management, Inc.
METLIFE INVESTMENT SMALL COMPANY STOCK FUND    RUSSELL 2000(R) PORTFOLIO OF MET SERIES FUND
  Delaware Management Company, OFI               MetLife Investment Advisors Company, LLC
  Institutional Asset Management, Inc. and
  SsgA Funds Management, Inc.
METLIFE INVESTMENT INTERNATIONAL STOCK FUND    MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
  Alliance Bernstein L.P., Oechsle               MetLife Investment Advisors Company, LLC
  International Advisors LLC and SsgA Funds
  Management, Inc.
METLIFE INVESTMENT DIVERSIFIED BOND FUND       LEHMAN BROTHERS(R) AGGREGATE BOND INDEX
  Western Asset Management Company,              PORTFOLIO
  Wellington Management Company LLP and SsgA     MetLife Investment Advisors Company, LLC
  Funds Management, Inc.

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the variable funding options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitutions, your Contract Value in the variable funding options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, if you had Contract Value in an Existing Fund, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers. Please contact your registered representative if you have any questions.

                               *  *  *  *  *  *

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund -- Class 2               through stocks.                    Company
  American Funds Growth            Seeks capital appreciation         Capital Research and Management
     Fund -- Class 2               through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund -- Class 2               and income.                        Company
DELAWARE VIP TRUST
  Delaware VIP Small Cap Value     Seeks capital appreciation.        Delaware Management Company
     Series -- Standard Class
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment      Seeks long term capital growth     The Dreyfus Corporation
     Fund Appreciation             consistent with the preservation   Subadviser:  Fayez Serofim & Co.
     Portfolio -- Initial Shares   of capital. Its secondary goal is
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio -- Initial Shares
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadviser:  Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES
  Mid Cap Growth                   Seeks long-term growth of          Janus Capital Management LLC
     Portfolio -- Service Shares   capital.
  Worldwide Growth                 Seeks long-term growth of capital  Janus Capital Management LLC
     Portfolio -- Service Shares   in a manner consistent with the
     +                             preservation of capital.
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation. This   Legg Mason Partners Fund Advisor,
     Aggressive Growth Portfolio+  objective may be changed without   LLC ("LMPFA")
                                   shareholder approval.              Subadviser: ClearBridge Advisors,
                                                                      LLC ("CBA")
  Legg Mason Partners Variable     Seeks long-term appreciation of    LMPFA
     Appreciation                  capital. This objective may be     Subadviser: CBA
     Portfolio -- Class I          changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks total return (that is, a     LMPFA
     Capital and Income            combination of income and long-    Subadvisers: CBA and Western
     Portfolio -- Class I+         term capital appreciation). This   Asset Management Company ("WAM")
                                   objective may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks capital appreciation,        LMPFA
     Dividend Strategy Portfolio   principally through investments    Subadviser: CBA
                                   in dividend-paying stocks. This
                                   objective may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks investment results that,     LMPFA
     Equity Index                  before expenses, correspond to     Subadviser: Batterymarch
     Portfolio -- Class II         the price and yield performance    Financial Management Inc.
                                   of the S&P 500 Index. The fund     ("Batterymarch")
                                   will hold substantially all of
                                   the stocks in the S&P 500 Index,
                                   with comparable economic sector
                                   weightings, market capitalization
                                   and liquidity. This objective may
                                   be changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term capital growth.    LMPFA
     Fundamental Value             Current income is a secondary      Subadviser: CBA
     Portfolio -- Class I          consideration. This objective may
                                   be changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks total return on assets from  LMPFA
     International All Cap         growth of capital and income.      Subadviser: Brandywine Global
     Opportunity  Portfolio +      This objective may be changed      Investment Management, LLC
                                   without shareholder approval.      ("Brandywine")

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Investors Portfolio -- Class  capital. Current income is a       Subadviser: CBA
     I                             secondary objective. These
                                   objectives may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Large Cap Growth Portfolio    capital. This objective may be     Subadviser: CBA
                                   changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long-term growth of          LMPFA
     Small Cap Growth              capital. This objective may be     Subadviser: CBA
     Portfolio -- Class I          changed without shareholder
                                   approval.
  Legg Mason Partners Variable     Seeks long term capital            LMPFA
     Social Awareness Portfolio    appreciation and retention of net  Subadviser: Legg Mason Investment investment income. This objective  Counsel, LLC ("LMIC")
                                   may be changed without
                                   shareholder approval.
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      LMPFA
     Adjustable Rate Income        income and to limit the degree of  Subadviser: WAM
     Portfolio                     fluctuation of its net asset
                                   value resulting from movements in
                                   interest rates. This objective
                                   may be changed without
                                   shareholder approval.
  Legg Mason Partners Variable     Seeks high current income.         LMPFA
     High Income Portfolio         Secondarily, seeks capital         Subadviser: Western Asset
                                   appreciation. These objectives     Management Company, Ltd. ("WAML")
                                   may be changed without
                                   shareholder approval.
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             ("MIA")
                                                                      Subadviser:  Batterymarch
                                                                      Financial Management, Inc.
  BlackRock High Yield Portfolio-  Seeks to maximize total return,    MIA
     Class A                       consistent with income generation  Subadviser:  BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    MIA
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC
  Dreman Small-Cap Value           Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadviser: Dreman Value
                                                                      Management, LLC
  Harris Oakmark International     Seeks long-term capital            MIA
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        MIA
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Lazard Mid-Cap                   Seeks long-term capital            MIA
     Portfolio -- Class B          appreciation.                      Subadviser: Lazard Asset
                                                                      Management LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Legg Mason Partners Managed      Seeks high total return.           MIA
     Assets Portfolio -- Class A                                      Subadvisers: Batterymarch; and
                                                                      WAM

  Lord Abbett Bond Debenture       Seeks high current income and the  MIA
     Portfolio -- Class A          opportunity for capital            Subadviser: Lord, Abbett & Co.
                                   appreciation to produce a high     LLC
                                   total return.
  Lord Abbett Growth and Income    Seeks growth of capital and        MIA
     Portfolio -- Class B          current income without excessive   Subadviser: Lord, Abbett & Co.
                                   fluctuations in the market value.  LLC

  Lord Abbett Mid-Cap Value        Seeks capital appreciation         MIA
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        MIA
     Portfolio -- Class A                                             Subadviser: AIM Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          MIA
     Portfolio -- Class A          capital.                           Subadviser: AIM Capital
                                                                      Management, Inc.
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        MIA
     Portfolio -- Class A+                                            Subadviser: Massachusetts
                                                                      Financial Services Company
                                                                      ("MFS")
  MFS(R) Research International    Seeks capital appreciation.        MIA
     Portfolio -- Class B+                                            Subadviser: MFS
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     MIA
     A                             reasonable income.                 Subadviser: MFS
  Neuberger Berman Real Estate     Seeks to provide total return      MIA
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      MIA
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        MIA
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      MIA
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            MIA
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METLIFE INVESTMENT FUNDS, INC.
  MetLife Investment Diversified   Seeks maximum long-term total      MetLife Investment Funds
     Bond Fund -- Class I          return (capital appreciation and   Management LLC
                                   income) by investing primarily in  Subadvisers: WAM; Wellington
                                   fixed income securities.           Management Company LLP; and  SsgA
                                                                      Funds Management, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  MetLife Investment               Seeks maximum long-term total      MetLife Investment Funds
     International Stock           return (capital appreciation and   Management LLC
     Fund -- Class I               income) by investing primarily in  Subadvisers: Alliance Bernstein common stocks of established non-  L.P.; Oechsle International
                                   U.S. companies.                    Advisors LLC; and SsgA Funds
                                                                      Management, Inc.
  MetLife Investment Large         Seeks maximum long-term total      MetLife Investment Funds
     Company Stock Fund -- Class   return (capital appreciation and   Management LLC
     I                             income) by investing primarily in  Subadvisers: Wellington common stocks of well-established  Management Company LLP; CBA; and
                                   companies.                         SsgA Funds Management, Inc.
  MetLife Investment Small         Seeks to provide maximum long-     MetLife Investment Funds
     Company Stock Fund -- Class   term total return (capital         Management LLC
     I                             appreciation and income) by        Subadvisers: Delaware Management
                                   investing primarily in common      Company; OFI Institutional Asset
                                   stocks of small companies.         Management, Inc.; and SsgA Funds
                                                                      Management, Inc
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisers,
                                   preservation of capital.           LLC
  Capital Guardian U. S. Equity    Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class A+         capital.                           Subadviser: Capital Guardian
                                                                      Trust Company
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company, Inc. ("FMRC")
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: FMRC
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: MFS
                                   diversified portfolio.
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: WAM
     Portfolio -- Class A          capital and maintenance of
                                   liquidity.
PIMCO VARIABLE INSURANCE TRUST
  Total Return                     Seeks maximum total return,        Pacific Investment Management
     Portfolio -- Administrative   consistent with preservation of    Company LLC
     Class                         capital and prudent investment
                                   management.
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth       Seeks long-term growth of          Putnam Investment Management, LLC
     Fund -- Class IB Shares+      capital.
VAN KAMPEN LIFE INVESTMENT TRUST
  Van Kampen Life Investment       Seeks capital growth and income    Van Kampen Asset Management Inc.
     Trust Comstock                through investments in equity
     Portfolio -- Class II         securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Van Kampen Life Investment       Seeks capital appreciation.        Van Kampen Asset Management Inc.
     Trust Strategic Growth
     Portfolio -- Class II+
  Van Kampen Life Investment       Seeks capital appreciation         Van Kampen Asset Management Inc.
     Trust Enterprise              through investments in securities
     Portfolio -- Class II+        believed by the Portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.
VARIABLE INSURANCE PRODUCTS FUND
  Contrafund(R)                    Seeks long-term capital            FMRC
     Portfolio -- Service Class 2  appreciation.
  Dynamic Capital Appreciation     Seeks capital appreciation.        FMRC
     Portfolio -- Service Class
     2+
  Mid Cap Portfolio -- Service     Seeks long-term growth of          FMRC
     Class 2                       capital.
WELLS FARGO VARIABLE TRUST
  Wells Fargo Advantage VT         Seeks long-term capital            Wells Fargo Funds Management, LLC
     Small/Mid Cap Value Fund+     appreciation.                      Subadviser: Wells Capital
                                                                      Management, Incorporated


---------
+     Closed to new investors.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios", are "fund of funds" portfolios that invest substantially all of their assets in other portfolios of the Metropolitan Series Fund, Inc. or the Met Investors Series Trust. Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Contract Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Funds instead of investing in the asset allocation portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not however, receive asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please see separate prospectus for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     -    administration of the annuity options available under the Contracts

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your sales agent

     -    other costs of doing business.

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which purchase payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any applicable Purchase Payment Credits are withdrawn before they have been in the Contract for five years. We will assess the charge as a percentage of the Purchase Payment and any applicable Purchase Payment Credits withdrawn as follows:


     YEARS SINCE PURCHASE PAYMENT MADE        WITHDRAWAL CHARGE
------------------------------------------    -----------------
GREATER THAN OR EQUAL TO     BUT LESS THAN


         0 years                 1 year               5%
         1 year                 2 years               4%
         2 years                3 years               3%
         3 years                4 years               2%
         4 years                5 years               1%
        5+ years                                      0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any applicable Purchase Payment Credits to which no withdrawal charge applies then;

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a), then;

     (c) any remaining Purchase Payment and any applicable Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then;

     (d)  any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

IF YOU DID NOT PURCHASE YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

     -    from payments we make due to the death of the Annuitant

     - if an annuity payout has begun, other than the Liquidity Benefit Option (See "Liquidity Benefit")

     - from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

     - if withdrawals are taken under our Managed Distribution Program, if elected by you (see Access to Your Money) or

     - if you are confined to an eligible nursing home, as described in Appendix C

IF YOU PURCHASED YOUR CONTRACT UNDER A 457 OR 403(B) QUALIFIED PLAN, WE WILL NOT DEDUCT A WITHDRAWAL CHARGE:

     -    from payments we make due to the death of the Annuitant

     -    if an annuity payout has begun

     - from amounts withdrawn which are deposited to other contracts issued by us or our affiliate, subject to our approval

     - if withdrawals are taken as a minimum distribution, as defined under The Code

     -    if withdrawals are taken due to a hardship, as defined under The Code

     - if withdrawals are taken due to a disability, as defined under The Code, of the Annuitant;

     - if you are confined to an eligible nursing home, as described in Appendix C (403 (B) PLANS ONLY).

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 20% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge is equal to 0.80% annually. If you choose the Optional Death Benefit, the M&E charge is 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

FLOOR BENEFIT/LIQUIDITY BENEFIT CHARGES

If you select the Variable Annuitization Floor Benefit, we deduct a charge upon election of this benefit. This charge compensates us for guaranteeing a minimum variable Annuity Payment regardless of the performance of the Variable Funding Options you selected. This charge will vary based upon market conditions, but will never increase your annual Separate Account charge by more than 3%. The charge will be set at the time of election, and will remain level throughout the term of annuitization. If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amounts withdrawn during the annuity period. Please refer to Payment Options for a description of these benefits.

CHART ASSET ALLOCATION PROGRAM FEE

If you are a participant in the CHART Program , there is an additional fee.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the New York Stock Exchange will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the underlying funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be present in the international, small-cap, and high-yield underlying funds (i.e., American Funds Global Growth Fund, MFS(R) Emerging Markets Equity Portfolio, Delaware VIP Small Cap Value Series, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable International All Cap Opportunities Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, Pioneer Strategic Income Portfolio, MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, Oppenheimer Global Equity Portfolio, BlackRock High Yield Portfolio, MFS(R) Research International Portfolio, and Third Avenue Small Cap Value Portfolio -- the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Fund to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds Distributors requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Contract Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those underlying funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Funds and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchase payments or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Fund (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner. You should read the Underlying Fund prospectuses for more details.

                         CHART ASSET ALLOCATION PROGRAM

--------------------------------------------------------------------------------

GENERAL

Asset allocation is a method of investment diversification that allocates assets among asset classes with the goal of managing investment risk and potentially enhancing returns over the long term. An asset Class refers to a category of investments having similar characteristics, such as stocks/equities, bonds/ fixed income, and cash equivalents. There are often further divisions among wider asset classes, for example, classes representing company size (large cap, mid cap, and small cap), and classes representing foreign and U.S. investments. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce volatility over the long term. THERE IS NO ASSURANCE THAT INVESTMENT RETURNS WILL BE BETTER THROUGH PARTICIPATION IN AN ASSET ALLOCATION PROGRAM -- INVESTMENTS MAY STILL LOSE MONEY AND EXPERIENCE VOLATILITY.

THE ASSET ALLOCATION PROGRAM DESCRIBED BELOW IS NOT A PART OF THE CONTRACT ISSUED BY THE COMPANY. THE COMPANY IS NOT REGISTERED AS AN INVESTMENT ADVISER, AND IS NOT OFFERING INVESTMENT ADVICE IN MAKING AVAILABLE THE ASSET ALLOCATION PROGRAM.

CHART ASSET ALLOCATION PROGRAM

Effective February 1, 2006, the CHART Asset Allocation Program is closed to new participants. If you enrolled in the program prior to February 1, 2006, you may continue to make additional Purchase Payments into the program. If you cancel your enrollment in the program, you may not re-enroll.

An affiliate of the Company, MIFS offers an asset allocation program to participants of qualified retirement plans who own the Contract individually or are participants in a group Contract owned by the plan (collectively, "participants"). The program, called "CHART", is available for an additional asset-based fee that is payable by the participant to MIFS for offering the program. When a participant elects the program ("program participant"), he or she must enter into an investment advisory agreement with MIFS. MIFS has a fiduciary obligation with respect to program participants.

MetLife Securities, Inc. or Metropolitan Life Insurance Company, affiliates of MIFS, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. MIFS entered into a Solicitation Agreement with MetLife Securities, Inc., a broker-dealer affiliate of both the Company and Metropolitan Life Insurance Company, whereby MetLife Securities, Inc. is compensated by MIFS for referring participants who enter into investment advisory agreements with MIFS to participate in CHART. MIFS, Metropolitan Life Insurance Company and MetLife Securities, Inc. are all our affiliates.

The following is a general description of the CHART Program -- a complete description is available in the Disclosure Statement for the program. NOTE:
There are limitations on the investment advisory activities that MIFS's representatives can perform for program participants. Please refer to the Disclosure Statement and other documents that MIFS is required to provide to you.

Participants who enter into an investment advisory agreement with MIFS to participate in the program are authorizing MIFS to allocate their Contract Value according to asset allocation models developed in consultation with CRA/RogersCasey, Inc., a well-known investment consulting firm. When electing the program, a program participant must complete a questionnaire designed to evaluate his or her risk tolerance and investment time horizon. Based on the results of the questionnaire, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds", each of which is a Variable Funding Option offered under the Contract. Currently, the program funds are MetLife Investment International Stock Fund, MetLife Investment Small Company Stock Fund, MetLife Investment Large Company Stock Fund and MetLife Investment Diversified Bond Fund. Each of the program funds is advised by MetLife Investment Funds Management LLC, an affiliate of MIFS.

Periodically, MIFS reviews its investment model and each investor profile, and may make changes to the allocation percentages between the asset classes of the investor profiles, may change the number of asset classes, or may change the program funds. If, as a result of such review, a change is made to an investor profile, MIFS will notify program participants in advance of the change, and the participant will have the opportunity to reject the change.

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Program participants are encouraged to regularly reconsider their investor profile or allocation by calling MIFS for a review at the phone number provided in the investor advisory agreement. Program participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Program participants who elect to participate in CHART are required to only allocate their Contract Value amongst the program funds. A program participant can elect to have his or her Contract Value "rebalanced" on a monthly, quarterly, semi-annual, or annual basis, to maintain the asset allocation percentages originally selected according to the model portfolio or a customized portfolio.

PROGRAM FEES -- DEDUCTIONS FROM CONTRACT VALUE

MIFS charges an annual asset-based fee to participate in the program as a percentage of the participant's Contract Value, as described in the table below.


                                              MAXIMUM
    CONTRACT VALUE                        ANNUAL FEE FOR
EQUAL OR GREATER THAN    BUT LESS THAN     CHART PROGRAM
---------------------    -------------    --------------


          $0                 $25,000           0.75%
       $25,000               $50,000           0.75%
       $50,000               $75,000           0.50%
       $75,000              $100,000           0.35%
       $100,000             $250,000           0.25%
       $250,000             $500,000           0.15%
       $500,00+                                0.10%


Please refer to the disclosure statement for the program for a detailed description of how and when the annual program fee is calculated and when it is deducted.

The annual fee to participate in the program is in addition to any Contract fees and charges. Fees payable for participating in the program are deducted on a quarterly basis from the Contract as a partial surrender. Partial surrenders made to pay program fees will reduce the participant's Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of Cash Surrender Value or a Participant's loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations") These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page). The Annuitant is the individual upon whose life the Maturity Date and the amount of monthly payments depend. You have sole power to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot take a loan or make additional Purchase Payments.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when you die. At purchase, you elect either the standard death benefit or the optional death benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance ("Death Report Date").

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT


-------------------------------------------------------------------------------------
ANNUITANT'S AGE ON THE CONTRACT
              DATE                                DEATH BENEFIT PAYABLE
--------------------------------- ---------------------------------------------------
On or Before Age 80                 Greater of:
                                    1) Contract Value on the Death Report Date, or
                                    2) Total Purchase Payments less the total amount
                                       of any partial surrenders (including
                                       associated charges, if any).
--------------------------------- ---------------------------------------------------
After Age 80                        Contract Value less any applicable premium tax.
--------------------------------- ---------------------------------------------------

OPTIONAL DEATH BENEFIT AND CREDIT

The Optional Death Benefit and Credit varies depending on the Annuitant's age on the Contract Date.


-------------------------------------------------------------------------------------
ANNUITANT'S AGE ON THE CONTRACT
              DATE                                DEATH BENEFIT PAYABLE
--------------------------------- ---------------------------------------------------
Under Age 70                        Greater of:
                                    1) Contract Value on the Death Report Date, or
                                    2) Total Purchase Payments less the total of any
                                       withdrawals (and related charges); or
                                    3) Maximum Step-Up death benefit value (described
                                       below) in effect on Death Report Date which
                                       are associated with Contract Date
                                       anniversaries beginning with the 5th, and
                                       ending with the last before the Annuitant's
                                       76th birthday.
--------------------------------- ---------------------------------------------------
Age 70-75                           Greater of:
                                    1) Contract Value on Death Report Date, or
                                    2) Total Purchase Payments less the total of any
                                       withdrawals (and related charges); or
                                    3) Step-Up death benefit value (described below)
                                       in effect on Death Report Date associated with
                                       the 5th Contract Date anniversary.
--------------------------------- ---------------------------------------------------
Age 76-80                           Greater of (1) or (2) above.
--------------------------------- ---------------------------------------------------
Age over 80                         Contract Value on Death Report Date (less any
                                    applicable premium tax)
--------------------------------- ---------------------------------------------------


STEP-UP DEATH BENEFIT VALUE

We will establish a separate Step-Up death benefit value on the fifth Contract Date anniversary and on each subsequent Contract Date anniversary on or before the Death Report Date. The Step-Up death benefit value will initially equal the Contract Value on that anniversary. After a Step-Up death benefit value has been established, we will recalculate it each time a Purchase Payment is made or a withdrawal is taken until the Death Report Date. We will recalculate Step-Up death benefit values by increasing them by the amount of each applicable Purchase Payment and by reducing them by a partial surrender reduction (as described below) for each applicable withdrawal. Recalculations of Step-Up death benefit values related to any Purchase Payments or any withdrawals will be made in the order that such Purchase Payments or partial surrender reductions occur.

PARTIAL SURRENDER REDUCTION. If you make a withdrawal, we will reduce the Step-Up value by a partial surrender reduction which equals: (1) the step-up value immediately prior to the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the withdrawal.

For example, assume your current Contract Value is $55,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           50,000 x (10,000/55,000) = 9,090

Your new step-up value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your step-up value immediately prior to the withdrawal is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the step-up value as follows:

           50,000 x (10,000/30,000) = 16,666

Your new step-up value would be 50,000-16,666, or $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the chart below. The chart does not encompass every situation and is merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.


-----------------------------------------------------------------------------------------------------
                                                                                    MANDATORY
      BEFORE THE MATURITY DATE,                 THE COMPANY WILL                   PAYOUT RULES
        UPON THE DEATH OF THE                 PAY THE PROCEEDS TO:                    APPLY*
-----------------------------------------------------------------------------------------------------

OWNER/ANNUITANT                       The beneficiary (ies), or if none,     Yes
                                      to the Contract Owner's estate.
BENEFICIARY                           No death proceeds are payable;         N/A
                                      Contract continues.
CONTINGENT BENEFICIARY                No death proceeds are payable;         N/A
                                      Contract continues.
-----------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of the Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    take a loan

     -    make additional Purchase Payments

     -    transfer ownership of the Contract

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT (INDIVIDUAL CONTRACTS ONLY)

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity option then in effect.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later.

This requirement may be changed by us.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

LIQUIDITY BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS)

If you select any annuity option that guarantees you payments for a minimum period of time ("period certain"), you may take a lump sum payment (equal to a portion or all of the value of the remaining payments) any time after the first Contract Year. There is a charge of 5% of the amount withdrawn under this option.

For variable Annuity Payments, we use the Assumed Net Investment Factor, ("ANIF") as the interest rate to determine the lump sum amount. If you request only a percentage of the amount available, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period expires, your payments will increase to the level they would have been had no liquidation taken place.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate used depends on the amount of time left in the annuity option you elected. The current rate will be the same rate we would give someone electing an annuity option for that same amount of time. If you request a percentage of the amount available during the period certain, we will reduce the amount of each payment during the rest of the period certain by that percentage. After the period certain expires, your payments will increase to the level they would have been had no liquidation taken place.

The market value adjustment formula for calculating the present value described above for fixed Annuity Payments is as follows:

                                        n
               Present Value = SIGMA [Payments x (1/1 + iC)(t/365)
                                      s = 1

Where

iC = the interest rate described above

n = the number of payments remaining in the Contract Owner's period certain at the time of request for this benefit

t = the number of days remaining until that payment is made, adjusting for leap years.

See Appendix D for examples of this market value adjustment.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Contract Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

ANNUITIZATION CREDIT. This credit is applied to the Contract Value used to purchase one of the annuity options described below. The credit equals 0.5% of your Contract Value if you annuitize during Contract Years 2-5, 1% during Contract Years 6-10, and 2% after Contract Year 10. There is no credit applied to Contracts held less than 1 year.

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Contract Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. You may select an assumed daily net investment factor of either 3% or 5% upon each full or partial annuitization. The Contract tables factor in an assumed daily net investment factor of 3.0% or 5.0%. We call this your net investment rate. Your net investment rate of 3% or 5% corresponds to an annual interest rate of 3% or 5%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, or less than 5%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, or greater than 5.0%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option.

We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Contract Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

If you have elected the Increasing Benefit Option, the payments will be calculated as above. However, the initial payment will be less than that reflected in the table and the subsequent payments will be increased by the percentage you elected.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the Payment Option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

VARIABLE ANNUITIZATION FLOOR BENEFIT (BENEFIT NOT AVAILABLE UNDER 457 PLANS). This benefit may not be available, or may only be available under certain annuity options, if we determine market conditions so dictate. If available, we will guarantee that, regardless of the performance of the Variable Funding Options selected by you, your Annuity Payments will never be less than a certain percentage of your first Annuity Payment. This percentage will vary depending on market conditions, but will never be less than 50%. You may not elect this benefit if you are over age 80. Additionally, you must select from certain funds available under this guarantee. Currently, these funds are the FI Value Leaders Portfolio, BlackRock Bond Portfolio and the Western Asset Management U.S. Government Portfolio. We may, at our discretion, increase or decrease the number of funds available under this benefit. This benefit is not currently available under Annuity Option 5. The benefit is not available with the 5% ANIF under any Option. If you select this benefit, you may not elect to liquidate any portion of your Contract.

There is a charge for this guarantee, which will begin upon election of this benefit. This charge will vary based upon market conditions, and will be established at the time the benefit is elected. Once established, the charge will remain level throughout the remainder of the annuitization, and will never increase your annual Separate Account charge by more than 3% per year.

We reserve the right to restrict the amount of Contract Value to be annuitized under this benefit.


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ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected. Please note that Option 5 may not satisfy the minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). The number of days for the right to return varies by state. Depending on state law, we may refund all of your purchase payments or your Contract Value. You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, if your state only requires return of Contract Value, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of

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record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

MISSTATEMENT

We may require proof of age of the Owner, beneficiary or Annuitant before making any payments under this Contract that are measured by the Owner's, beneficiary's or Annuitant's life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.

Once Annuity Payments have begun, any underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, we are required to pay interest on any underpayments.

                              THE SEPARATE ACCOUNTS

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MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of
Connecticut each sponsor Separate Accounts: Separate Account Five and Separate Account Six, respectively. Both Separate Account Five and Separate Account Six were established on March 27, 1997 and are registered with the SEC as unit investment trusts ("Separate Account") under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Five and Separate Account Six for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts or to qualified pension or retirement plans as permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Variable Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to

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determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the Optional Death Benefit. However, if you elect optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

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The following general discussion of the federal income tax consequences related to the Participant's (for purposes of this section, referred to as "You") investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters may be contained in the SAI. You are responsible for determining whether your purchase of a Contract, withdrawals, Annuity Payments and any other transactions under your Contact satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%).


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Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping transfer tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

All IRAs, Roth IRAs, TSAs (ERISA and non-ERISA), sec.457(b), sec.403(a), SEP and SIMPLE plans and 401(a) and 401(k) plans (hereinafter "Qualified Plans" unless otherwise specified) receive tax-deferral under the Code. Although there are no additional tax benefits by funding your Qualified Plan with an annuity, doing so does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

KEOGH A Keogh plan is generally a qualified retirement plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under IRAs. However, there may be some differences: consult your tax advisor.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans, 457(b) plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate

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basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide You with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for You or offer to do so at Your request. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE ANNUITANT'S DEATH: Upon the death of the Annuitant (a plan participant) of a Qualified Contract, the participant's remaining interest in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Alternative rules permit a spousal beneficiary under a qualified contract to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

INDIVIDUAL RETIREMENT ANNUITIES

The Contract has not been submitted to the IRS for approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the Contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and may be indexed for inflation in future years. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

ROTH IRAS

Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a

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rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For Qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Contract must be surrendered or annuity payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

TREATMENT OF CHARGES FOR CERTAIN ASSET ALLOCATION PROGRAMS

Under various asset allocation programs that may be made available to participants in qualified employer retirement plans, note that based on our understanding of the tax law, including various IRS rulings, we do not treat charges for such programs that are paid from the Contract as taxable distributions. Consult your own tax advisor.

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.


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                            OTHER TAX CONSIDERATIONS

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PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed will generally be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers between investment divisions or transfers from a subaccount to the Fixed Account.

     - Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers among them.

We reserve the right to amend your Contract where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other Contract Owners in the subaccounts from adverse tax consequences.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

HURRICANE RELIEF

DISTRIBUTIONS

Your plan may provide for "qualified hurricane distributions" pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. Subject to an aggregate limit of $100,000 among all eligible retirement plans, a participant's qualified hurricane distributions are not subject to the 10% early withdrawal penalty that might otherwise apply to a qualified annuity under section 72(t).

To the extent a participant "repays" a qualified hurricane distribution by contributing within three years of the distribution date to an eligible retirement plan that accepts rollover contributions, it will generally be treated as a

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timely direct trustee-to-trustee transfer and will not be subject to income tax.
To the extent a participant does not repay a qualified hurricane distribution within three years, he or she will include the distribution in gross income ratably over the three-tax year period, beginning with the tax year in which the distribution is received, unless the participant elects to opt out of three-year averaging by including the qualified hurricane distribution in gross income for the year it is received. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

LOANS

Your plan may provide for increased limits and delayed repayment of participant loans, where otherwise permitted by your plan, pursuant to the Katrina Emergency Tax Relief Act of 2005 and the Gulf Opportunity Zone Act of 2005. An eligible retirement plan other than an IRA may allow a plan loan to delay loan repayment by certain individuals impacted by Hurricanes Katrina, Rita and Wilma , whose principal places of abode on certain dates were located in statutorily defined disaster areas and who sustained an economic loss due to the hurricane. Generally, if the due date for any repayment with respect to such loan occurs during a period beginning on September 23, 2005 (for purposes of Hurricane Katrina) or October 23, 2005 (for purposes of Hurricanes Rita and Wilma) and ending on December 31, 2006, then such due date may be delayed for one year.
Note: For purposes of these loan rules, an individual cannot be a qualified individual with respect to more than one hurricane. Consult your independent tax advisor to determine if hurricane relief is available to Your particular situation.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

--------------------------------------------------------------------------------

Under the Securities Act of 1933, the Company has filed with the Commission a registration statement (the "Registration Statement") relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and the exhibits, and reference is hereby made to such Registration Statement and exhibits for further information relating to the Company and the Contracts.

The Company's latest annual report on Form 10-K for both MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut have been filed with the Commission. It is incorporated by reference into this prospectus. The Form 10-K for the period ended December 31, 2006 contains additional information about the Company, including audited financial statements for the Company's latest fiscal year. MetLife Insurance Company of Connecticut filed its Form 10-K on April 2, 2007, via Edgar File No. 033-03094. MetLife Life and Annuity Company of Connecticut filed its Form 10-K on March 7, 2007 via EDGAR File No. 033-58677. All other reports filed by the Company pursuant to
Section 13(a) or 15(d) of the Exchange Act (such as quarterly and periodic reports) or proxy or information statements filed pursuant to Section 14 of the Exchange Act since the end of the fiscal year ending December 31, 2006 are also incorporated by reference into this Prospectus.

There have been no material changes in the Company's affairs which have occurred since the end of the latest fiscal year for which audited financial statements were included in the latest Form 10-K or which have not been described in a Form 10-Q or Form 8-K filed by the Company under the Exchange Act.

If requested, the Company will furnish, without charge, a copy of any and all of the reports or documents that have been incorporated by reference into this prospectus. You may direct your requests to the Company at 185 Asylum Street, Hartford, CT 06199-0009, Attention: Annuity Operations and Services. The telephone number is (800) 842-9406. You may also access the incorporated reports and other documents at www.metlife.com.

You may also read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF THE CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer offers the Contracts to new purchasers, but it continues to accept purchase payments from existing Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the Statement of Additional Information--"DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds which may be offered in the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.

SALES OF THE CONTRACTS BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., Metropolitan Life Insurance Company, MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, non-qualified deferred compensation plans and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representative are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the American Funds Global Growth Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Underlying Fund's shares in connection with the Contract.

From time to time, MetLife Associates LLC or Metropolitan Life Insurance Company pays organizations, associations and nonprofit organizations compensation to endorse or sponsor the Company's variable annuity contracts or for access to the organization's members. This compensation may include: the payment of fees, funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. We also retain finders and consultants to introduce MetLife Associates LLC or Metropolitan Life Insurance Company to potential clients and for establishing and maintaining relationships between MetLife Associates LLC or Metropolitan Life Insurance Company and various organizations. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which the Contract is issued govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the contracts.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

           THE TRAVELERS SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                      SEPARATE ACCOUNT CHARGES 0.80% 3% AIR



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I)
  (1/70)...........................................  2006        1.000            1.086                --
  AIM V.I. Premier Equity Subaccount (Series I)
     (5/01)........................................  2006        0.839            0.883                --
                                                     2005        0.800            0.839                --
                                                     2004        0.763            0.800                --
                                                     2003        0.615            0.763                --
                                                     2002        0.888            0.615                --
                                                     2001        1.000            0.888                --

American Funds Insurance Series

  American Funds Global Growth Subaccount (Class 2)
  (5/04)...........................................  2006        1.255            1.499             3,790
                                                     2005        1.109            1.255             4,216
                                                     2004        1.000            1.109                --

  American Funds Growth Subaccount (Class 2)
  (5/04)...........................................  2006        1.258            1.375           102,812
                                                     2005        1.091            1.258           115,038
                                                     2004        1.000            1.091            14,605

  American Funds Growth-Income Subaccount (Class 2)
  (5/04)...........................................  2006        1.136            1.299           111,459
                                                     2005        1.082            1.136            77,329
                                                     2004        1.000            1.082            18,354

Capital Appreciation Fund

  Capital Appreciation Fund (5/00).................  2006        0.700            0.694                --
                                                     2005        0.597            0.700           571,867
                                                     2004        0.503            0.597           286,860
                                                     2003        0.406            0.503           148,185
                                                     2002        0.547            0.406           213,843
                                                     2001        0.745            0.547             6,402
                                                     2000        1.000            0.745                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (10/99)..........................................  2006        1.793            2.357            16,897
                                                     2005        1.412            1.793            16,897
                                                     2004        1.140            1.412            11,251
                                                     2003        0.804            1.140            11,251
                                                     2002        0.916            0.804            11,251
                                                     2001        1.022            0.916                --
                                                     2000        1.506            1.022                --
                                                     1999        1.000            1.506                --

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (9/00)...........................................  2006        2.517            3.312                --
                                                     2005        2.368            2.517            74,750
                                                     2004        1.816            2.368            85,371
                                                     2003        1.366            1.816            31,398
                                                     2002        1.318            1.366            19,794
                                                     2001        1.221            1.318                --
                                                     2000        1.000            1.221                --

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (10/99)...................................  2006        2.225            2.565            92,019
                                                     2005        2.050            2.225            83,441
                                                     2004        1.701            2.050            22,455
                                                     2003        1.208            1.701            22,455
                                                     2002        1.289            1.208            10,600
                                                     2001        1.162            1.289                --
                                                     2000        0.991            1.162                --
                                                     1999        1.000            0.991                --

Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/99)...................................  2006        1.027            1.187           139,246
                                                     2005        0.992            1.027           181,885
                                                     2004        0.952            0.992           123,030
                                                     2003        0.792            0.952            42,639
                                                     2002        0.958            0.792            54,702
                                                     2001        1.065            0.958            27,197
                                                     2000        1.081            1.065            24,552
                                                     1999        1.000            1.081            24,552

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (10/99).........................  2006        1.577            1.624           180,088
                                                     2005        1.503            1.577           167,125
                                                     2004        1.360            1.503           102,644
                                                     2003        1.041            1.360            57,302
                                                     2002        1.298            1.041            58,130
                                                     2001        1.394            1.298            13,264
                                                     2000        1.240            1.394             3,246
                                                     1999        1.000            1.240                --

Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (5/03)........................................  2006        1.475            1.732                --
                                                     2005        1.345            1.475                --
                                                     2004        1.204            1.345             6,200
                                                     2003        1.000            1.204             6,200

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (5/04)......................  2006        1.560            1.982            79,346
                                                     2005        1.234            1.560            66,766
                                                     2004        1.000            1.234                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04).................................  2006        1.264            1.523           114,148
                                                     2005        1.156            1.264           100,149
                                                     2004        1.000            1.156            19,656

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (5/04).................................  2006        1.216            1.470                --
                                                     2005        1.126            1.216           247,616
                                                     2004        1.000            1.126            38,090

High Yield Bond Trust

  High Yield Bond Trust (9/99).....................  2006        1.538            1.576                --
                                                     2005        1.530            1.538           117,330
                                                     2004        1.418            1.530           100,536
                                                     2003        1.107            1.418            27,244
                                                     2002        1.067            1.107                --
                                                     2001        0.982            1.067                --
                                                     2000        0.980            0.982                --
                                                     1999        1.000            0.980                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.154            1.195                --
                                                     2005        1.080            1.154            25,695
                                                     2004        1.005            1.080            25,695
                                                     2003        0.891            1.005            25,695
                                                     2002        0.962            0.891                --
                                                     2001        1.000            0.962                --

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (5/01)...................................  2006        0.978            1.099            85,976
                                                     2005        0.880            0.978            85,976
                                                     2004        0.736            0.880            64,111
                                                     2003        0.551            0.736             5,302
                                                     2002        0.772            0.551            33,784
                                                     2001        1.000            0.772                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00)...................................  2006        0.604            0.707                --
                                                     2005        0.577            0.604             5,661
                                                     2004        0.556            0.577             5,661
                                                     2003        0.453            0.556             5,661
                                                     2002        0.615            0.453             5,661
                                                     2001        0.801            0.615             5,661
                                                     2000        1.000            0.801                --

Lazard Retirement Series, Inc.

  Lazard Retirement Small Cap Subaccount (5/04)....  2006        1.162            1.314                --
                                                     2005        1.127            1.162             7,320
                                                     2004        1.000            1.127                --

Legg Mason Partners Investment Series

  LMPIS Dividend Strategy Subaccount (5/01)........  2006        0.819            0.959             6,455
                                                     2005        0.828            0.819             6,455
                                                     2004        0.807            0.828             6,455
                                                     2003        0.659            0.807             6,455
                                                     2002        0.897            0.659                --
                                                     2001        1.000            0.897                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPIS Premier Selections All Cap Growth
  Subaccount (5/01)................................  2006        0.935            0.996                --
                                                     2005        0.887            0.935                --
                                                     2004        0.869            0.887                --
                                                     2003        0.652            0.869                --
                                                     2002        0.898            0.652                --
                                                     2001        1.000            0.898                --

Legg Mason Partners Variable Portfolios V

  LMPVPV Small Cap Growth Opportunities Subaccount
  (5/01)...........................................  2006        1.176            1.318            14,993
                                                     2005        1.130            1.176            13,085
                                                     2004        0.986            1.130            29,945
                                                     2003        0.700            0.986                --
                                                     2002        0.949            0.700                --
                                                     2001        1.000            0.949                --

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (4/00).......  2006        1.648            1.931             5,450
                                                     2005        1.596            1.648             5,450
                                                     2004        1.486            1.596             5,450
                                                     2003        1.077            1.486             3,532
                                                     2002        1.449            1.077                --
                                                     2001        1.433            1.449                --
                                                     2000        1.000            1.433                --

  LMPVPI Investors Subaccount (Class I) (10/99)....  2006        1.372            1.609             6,680
                                                     2005        1.298            1.372             6,680
                                                     2004        1.185            1.298             6,680
                                                     2003        0.903            1.185                --
                                                     2002        1.183            0.903             6,424
                                                     2001        1.244            1.183                --
                                                     2000        1.088            1.244                --
                                                     1999        1.000            1.088            13,535

  LMPVPI Small Cap Growth Subaccount (Class I)
  (5/01)...........................................  2006        1.107            1.239            15,664
                                                     2005        1.064            1.107             5,985
                                                     2004        0.932            1.064                --
                                                     2003        0.631            0.932                --
                                                     2002        0.974            0.631                --
                                                     2001        1.000            0.974                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class I) (9/00)..  2006        1.239            1.384                --
                                                     2005        1.209            1.239                --
                                                     2004        1.121            1.209                --
                                                     2003        0.975            1.121                --
                                                     2002        1.055            0.975                --
                                                     2001        1.072            1.055                --
                                                     2000        1.000            1.072                --

Legg Mason Partners Variable Portfolios II

  LMPVPII Appreciation Subaccount (5/01)...........  2006        1.065            1.213            33,806
                                                     2005        1.029            1.065            53,220
                                                     2004        0.954            1.029            53,728
                                                     2003        0.772            0.954            45,111
                                                     2002        0.943            0.772            20,346
                                                     2001        1.000            0.943             3,353

  LMPVPII Equity Index Subaccount (Class II)
  (7/99)...........................................  2006        0.978            1.117           447,334
                                                     2005        0.945            0.978           432,014
                                                     2004        0.864            0.945           140,723
                                                     2003        0.682            0.864           126,629
                                                     2002        0.886            0.682            47,426
                                                     2001        1.019            0.886            23,609
                                                     2000        1.133            1.019            14,389
                                                     1999        1.000            1.133            13,350

  LMPVPII Fundamental Value Subaccount (5/01)......  2006        1.107            1.283            37,151
                                                     2005        1.065            1.107            85,744
                                                     2004        0.992            1.065           157,189
                                                     2003        0.722            0.992           157,189
                                                     2002        0.924            0.722            30,684
                                                     2001        1.000            0.924                --

Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (9/03)...........................................  2006        1.020            1.054                --
                                                     2005        1.005            1.020                --
                                                     2004        1.001            1.005             1,000
                                                     2003        1.000            1.001             1,000

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII Aggressive Growth Subaccount (5/01).....  2006        1.022            1.103           308,734
                                                     2005        0.923            1.022           319,390
                                                     2004        0.846            0.923           328,219
                                                     2003        0.634            0.846           251,625
                                                     2002        0.949            0.634            15,408
                                                     2001        1.000            0.949             2,646

  LMPVPIII High Income Subaccount (8/99)...........  2006        1.187            1.307            41,449
                                                     2005        1.166            1.187            61,681
                                                     2004        1.065            1.166            63,799
                                                     2003        0.842            1.065            22,349
                                                     2002        0.877            0.842            20,231
                                                     2001        0.918            0.877            20,231
                                                     2000        1.007            0.918            20,231
                                                     1999        1.000            1.007            20,231

  LMPVPIII International All Cap Growth Subaccount
  (12/99)..........................................  2006        0.978            1.221                --
                                                     2005        0.883            0.978            17,480
                                                     2004        0.755            0.883            39,904
                                                     2003        0.597            0.755             3,291
                                                     2002        0.810            0.597             3,291
                                                     2001        1.186            0.810             3,291
                                                     2000        1.569            1.186             3,291
                                                     1999        1.000            1.569                --

  LMPVPIII Large Cap Growth Subaccount (10/99).....  2006        1.030            1.068            33,827
                                                     2005        0.987            1.030            53,253
                                                     2004        0.991            0.987            40,912
                                                     2003        0.677            0.991             5,766
                                                     2002        0.907            0.677                --
                                                     2001        1.045            0.907                --
                                                     2000        1.132            1.045                --
                                                     1999        1.000            1.132                --

  LMPVPIII Social Awareness Stock Subaccount
  (7/99)...........................................  2006        0.957            1.023             4,305
                                                     2005        0.925            0.957            18,473
                                                     2004        0.877            0.925            18,473
                                                     2003        0.686            0.877            18,473
                                                     2002        0.921            0.686            14,167
                                                     2001        1.100            0.921            14,167
                                                     2000        1.115            1.100            14,167
                                                     1999        1.000            1.115            14,167

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Lord Abbett Series Fund, Inc.

  Lord Abbett Growth and Income Subaccount (Class
  VC) (5/04).......................................  2006        1.138            1.323            46,483
                                                     2005        1.111            1.138            28,886
                                                     2004        1.000            1.111                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/04)...........................................  2006        1.251            1.392            10,015
                                                     2005        1.165            1.251                --
                                                     2004        1.000            1.165                --

Managed Assets Trust

  Managed Assets Trust (6/99)......................  2006        1.243            1.286                --
                                                     2005        1.206            1.243           107,946
                                                     2004        1.111            1.206            41,606
                                                     2003        0.918            1.111            25,510
                                                     2002        1.013            0.918            25,510
                                                     2001        1.076            1.013            25,510
                                                     2000        1.102            1.076            20,767
                                                     1999        1.000            1.102            13,609

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.899            20,578

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.130                --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.072                --

  MIST Harris Oakmark International Subaccount
  (Class A) (1/70)*................................  2006        1.000            1.346             1,727

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            0.716           565,464

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.366            77,621

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.166                --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *...............................  2006        1.000            1.083             5,088

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.015             6,755

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.030                --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.432           229,224

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.227           227,280

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.024            34,912

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.118                --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.534           187,233

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.343            31,734

MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (9/99).................................  2006        1.377            1.425         1,575,036
                                                     2005        1.360            1.377         1,482,566
                                                     2004        1.310            1.360           764,591
                                                     2003        1.251            1.310           481,357
                                                     2002        1.157            1.251           470,261
                                                     2001        1.092            1.157                --
                                                     2000        0.979            1.092            12,041
                                                     1999        1.000            0.979            37,502

  MetLife Investment International Stock Subaccount
  (Class I) (7/99).................................  2006        1.165            1.462           496,825
                                                     2005        1.024            1.165           484,883
                                                     2004        0.899            1.024           349,627
                                                     2003        0.697            0.899           291,178
                                                     2002        0.904            0.697           223,222
                                                     2001        1.160            0.904                --
                                                     2000        1.272            1.160             1,916
                                                     1999        1.000            1.272             6,933

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MetLife Investment Large Company Stock Subaccount
  (Class I) (9/99).................................  2006        0.789            0.881         1,054,352
                                                     2005        0.746            0.789           977,381
                                                     2004        0.683            0.746           656,590
                                                     2003        0.537            0.683           525,471
                                                     2002        0.702            0.537           430,013
                                                     2001        0.840            0.702                --
                                                     2000        0.995            0.840            10,384
                                                     1999        1.000            0.995            21,459

  MetLife Investment Small Company Stock Subaccount
  (Class I) (9/99).................................  2006        2.101            2.369           175,234
                                                     2005        1.974            2.101           154,209
                                                     2004        1.732            1.974           107,116
                                                     2003        1.220            1.732            83,489
                                                     2002        1.612            1.220            66,192
                                                     2001        1.600            1.612                --
                                                     2000        1.465            1.600             1,472
                                                     1999        1.000            1.465             6,201

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.095            44,628

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.349            19,379

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.196           323,370

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            0.968           124,183

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.396           474,781

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.081                --
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.047                --
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.053            10,264
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.058                --
                                                     2005        1.000            1.000                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.112                --
                                                     2005        1.000            1.000                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.558           923,199

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)*.......................................  2006        1.000            1.056           333,798

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.684           122,596

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70)*.....................  2006        1.000            1.453           255,141

Money Market Portfolio

  Money Market Subaccount (9/99)...................  2006        1.151            1.164                --
                                                     2005        1.127            1.151           775,320
                                                     2004        1.125            1.127           236,987
                                                     2003        1.125            1.125           289,912
                                                     2002        1.119            1.125           264,365
                                                     2001        1.087            1.119            77,342
                                                     2000        1.032            1.087            76,073
                                                     1999        1.000            1.032            36,453

Oppenheimer Variable Account Funds

  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04)...................................  2006        1.131            1.198                --
                                                     2005        1.078            1.131                --
                                                     2004        1.000            1.078                --

PIMCO Variable Insurance Trust

  PIMCO VIT Real Return Subaccount (Administrative
  Class) (10/05)...................................  2006        1.012            1.011                --
                                                     2005        1.008            1.012                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/01)....................................  2006        1.260            1.298           116,821
                                                     2005        1.240            1.260           123,296
                                                     2004        1.192            1.240           152,147
                                                     2003        1.144            1.192             6,319
                                                     2002        1.057            1.144             7,538
                                                     2001        1.000            1.057                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (5/01)...........................................  2006        0.839            0.925                --
                                                     2005        0.789            0.839                --
                                                     2004        0.739            0.789                --
                                                     2003        0.564            0.739                --
                                                     2002        0.808            0.564                --
                                                     2001        1.000            0.808                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).......................................  2006        1.150            1.457                --
                                                     2005        1.033            1.150                --
                                                     2004        0.897            1.033             6,667
                                                     2003        0.703            0.897             6,667
                                                     2002        0.861            0.703                --
                                                     2001        1.000            0.861                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/01)...........................................  2006        1.749            2.035            44,194
                                                     2005        1.647            1.749            77,457
                                                     2004        1.315            1.647            63,465
                                                     2003        0.886            1.315            43,406
                                                     2002        1.093            0.886            40,852
                                                     2001        1.000            1.093                --

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (5/01)...........................................  2006        0.957            1.022                --
                                                     2005        0.887            0.957             6,755
                                                     2004        0.840            0.887             6,755
                                                     2003        0.654            0.840                --
                                                     2002        0.867            0.654                --
                                                     2001        1.000            0.867                --

  Travelers Convertible Securities Subaccount
  (5/04)...........................................  2006        1.035            1.106                --
                                                     2005        1.040            1.035                --
                                                     2004        1.000            1.040                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/99)...........................................  2006        1.812            1.984                --
                                                     2005        1.625            1.812            44,834
                                                     2004        1.406            1.625            46,180
                                                     2003        1.060            1.406            38,942
                                                     2002        1.247            1.060            22,864
                                                     2001        1.310            1.247             4,950
                                                     2000        1.132            1.310             4,950
                                                     1999        1.000            1.132             4,950

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Equity Income Subaccount (7/99)........  2006        1.285            1.354                --
                                                     2005        1.240            1.285           484,509
                                                     2004        1.137            1.240           294,106
                                                     2003        0.874            1.137           192,847
                                                     2002        1.024            0.874           151,978
                                                     2001        1.105            1.024           109,815
                                                     2000        1.021            1.105            12,381
                                                     1999        1.000            1.021            12,381

  Travelers Federated Stock Subaccount (11/01).....  2006        1.163            1.208                --
                                                     2005        1.113            1.163             4,216
                                                     2004        1.015            1.113             4,216
                                                     2003        0.802            1.015             4,216
                                                     2002        1.002            0.802             4,216
                                                     2001        1.000            1.002                --

  Travelers Large Cap Subaccount (7/99)............  2006        0.919            0.949                --
                                                     2005        0.852            0.919            99,935
                                                     2004        0.807            0.852           111,168
                                                     2003        0.652            0.807            96,847
                                                     2002        0.851            0.652            96,847
                                                     2001        1.038            0.851            96,847
                                                     2000        1.224            1.038            52,127
                                                     1999        1.000            1.224            12,719

  Travelers Mercury Large Cap Core Subaccount
  (6/00)...........................................  2006        0.997            1.061                --
                                                     2005        0.897            0.997                --
                                                     2004        0.780            0.897                --
                                                     2003        0.649            0.780                --
                                                     2002        0.874            0.649                --
                                                     2001        1.136            0.874                --
                                                     2000        1.000            1.136                --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (10/99)..........................................  2006        1.052            1.116                --
                                                     2005        1.029            1.052            57,026
                                                     2004        0.909            1.029            59,981
                                                     2003        0.668            0.909            47,678
                                                     2002        1.317            0.668            45,675
                                                     2001        1.739            1.317            33,694
                                                     2000        1.603            1.739            30,494
                                                     1999        1.000            1.603                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers MFS(R) Total Return Subaccount (7/99)..  2006        1.400            1.449                --
                                                     2005        1.371            1.400           659,159
                                                     2004        1.240            1.371           337,809
                                                     2003        1.073            1.240           153,776
                                                     2002        1.141            1.073           135,391
                                                     2001        1.150            1.141            53,295
                                                     2000        0.994            1.150                --
                                                     1999        1.000            0.994                --

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.190            1.289                --
                                                     2005        1.127            1.190           142,445
                                                     2004        1.000            1.127            21,046

  Travelers Mondrian International Stock Subaccount
  (8/99)...........................................  2006        1.055            1.215                --
                                                     2005        0.971            1.055             6,318
                                                     2004        0.846            0.971             6,318
                                                     2003        0.663            0.846             6,318
                                                     2002        0.768            0.663             6,318
                                                     2001        1.049            0.768             4,591
                                                     2000        1.194            1.049             4,591
                                                     1999        1.000            1.194             4,591

  Travelers Pioneer Fund Subaccount (8/99).........  2006        0.890            0.947                --
                                                     2005        0.847            0.890            36,743
                                                     2004        0.768            0.847            18,862
                                                     2003        0.625            0.768            31,058
                                                     2002        0.903            0.625            24,128
                                                     2001        1.183            0.903                --
                                                     2000        0.959            1.183                --
                                                     1999        1.000            0.959                --

  Travelers Pioneer Mid Cap Value Subaccount
  (1/70)...........................................  2006        1.001            1.057                --
                                                     2005        1.000            1.001                --

  Travelers Pioneer Strategic Income Subaccount
  (1/01)...........................................  2006        1.455            1.473                --
                                                     2005        1.415            1.455           143,490
                                                     2004        1.285            1.415            32,760
                                                     2003        1.084            1.285            32,760
                                                     2002        1.032            1.084            27,083
                                                     2001        1.000            1.032                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Quality Bond Subaccount (8/99).........  2006        1.300            1.292                --
                                                     2005        1.290            1.300            39,391
                                                     2004        1.259            1.290            40,044
                                                     2003        1.186            1.259            36,759
                                                     2002        1.130            1.186            19,941
                                                     2001        1.063            1.130            19,941
                                                     2000        1.002            1.063            19,941
                                                     1999        1.000            1.002            19,941

  Travelers Strategic Equity Subaccount (7/99).....  2006        0.871            0.911                --
                                                     2005        0.861            0.871            70,166
                                                     2004        0.787            0.861            81,278
                                                     2003        0.598            0.787            67,954
                                                     2002        0.908            0.598            67,954
                                                     2001        1.057            0.908            67,954
                                                     2000        1.303            1.057            56,806
                                                     1999        1.000            1.303            17,222

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)................................  2006        1.000            1.032                --
                                                     2005        1.000            1.000                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)................................  2006        1.000            1.000                --
                                                     2005        1.000            1.000                --

  Travelers U.S. Government Securities Subaccount
  (8/99)...........................................  2006        1.445            1.396                --
                                                     2005        1.396            1.445           480,652
                                                     2004        1.326            1.396           357,708
                                                     2003        1.301            1.326           328,667
                                                     2002        1.154            1.301           366,169
                                                     2001        1.099            1.154            20,423
                                                     2000        0.968            1.099            20,423
                                                     1999        1.000            0.968            20,423

Van Kampen Life Investment Trust

  Van Kampen LIT Comstock Subaccount (Class II)
  (5/03)...........................................  2006        1.512            1.741            14,254
                                                     2005        1.464            1.512            14,254
                                                     2004        1.257            1.464                --
                                                     2003        1.000            1.257                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (5/01)...........................................  2006        0.875            0.926                --
                                                     2005        0.817            0.875                --
                                                     2004        0.794            0.817                --
                                                     2003        0.637            0.794                --
                                                     2002        0.911            0.637                --
                                                     2001        1.000            0.911                --

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (5/01).......................................  2006        0.778            0.792                --
                                                     2005        0.729            0.778                --
                                                     2004        0.688            0.729                --
                                                     2003        0.546            0.688                --
                                                     2002        0.817            0.546                --
                                                     2001        1.000            0.817                --

Variable Insurance Products Fund

  VIP Asset Manager Subaccount (Service Class 2)
  (5/00)...........................................  2006        1.019            1.057                --
                                                     2005        0.990            1.019                --
                                                     2004        0.949            0.990            23,009
                                                     2003        0.813            0.949            23,009
                                                     2002        0.900            0.813            51,769
                                                     2001        0.949            0.900                --
                                                     2000        1.000            0.949                --

  VIP Contrafund(R) Subaccount (Service Class 2)
  (5/01)...........................................  2006        1.432            1.583           161,039
                                                     2005        1.238            1.432           138,871
                                                     2004        1.083            1.238           124,888
                                                     2003        0.852            1.083            75,992
                                                     2002        0.950            0.852            14,509
                                                     2001        1.000            0.950                --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01).........................  2006        1.157            1.306                --
                                                     2005        0.966            1.157             9,176
                                                     2004        0.962            0.966            12,814
                                                     2003        0.776            0.962            12,814
                                                     2002        0.846            0.776            12,814
                                                     2001        1.000            0.846             2,853

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (5/01)..  2006        1.830            2.040           256,022
                                                     2005        1.563            1.830           246,839
                                                     2004        1.264            1.563            92,254
                                                     2003        0.921            1.264            47,487
                                                     2002        1.032            0.921             9,533
                                                     2001        1.000            1.032                --

Wells Fargo Variable Trust

  Wells Fargo Advantage VT Small/Mid Cap Value
  Subaccount (3/00)................................  2006        1.358            1.559                --
                                                     2005        1.175            1.358             8,864
                                                     2004        1.014            1.175             8,864
                                                     2003        0.739            1.014             8,864
                                                     2002        0.969            0.739             8,864
                                                     2001        0.938            0.969                --
                                                     2000        1.000            0.938                --



                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                      SEPARATE ACCOUNT CHARGES 1.25% 140 FL



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II

  LMPVPII Equity Index Subaccount (Class II)
  (7/99)...........................................  2006        0.862            0.967             --
                                                     2005        0.850            0.862             --
                                                     2004        0.791            0.850             --
                                                     2003        0.636            0.791             --
                                                     2002        0.841            0.636             --
                                                     2001        0.986            0.841             --
                                                     2000        1.117            0.986             --
                                                     1999        1.000            1.117             --



                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account. Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006. Number of Units outstanding at the end of the period may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix F for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/05, The Travelers Series Trust -- MFS(R) Emerging Growth Portfolio merged into Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds -- AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds -- AIM V.I. Core Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust -- Janus Capital Appreciation Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Metropolitan Series Fund, Inc. -- Legg Mason Partners Managed Assets Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Money Market Portfolio merged into Metropolitan Series Fund, Inc. -- Black Rock Money Market Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc. -- Western Asset Management High Yield Bond Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust -- Batterymarch Mid-Cap Stock Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Style Focus
Series: Small Cap Value Portfolio merged into Met Investors Series
Trust -- Dreman Small-Cap Value Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mondrian International Stock Portfolio merged into Met Investors Series Trust -- Harris Oakmark International Stock Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Convertible Securities Portfolio merged into Met Investors Series Trust -- Lord Abbett Bond Debenture Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Federated Stock Portfolio merged into Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mercury Large Cap Core Portfolio merged into Met Investors Series Trust -- Mercury Large-Cap Core Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Met AIM Capital Appreciation Portfolio merged into Met Investors Series Trust -- Met/AIM Capital Appreciation Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Value Portfolio merged into Met Investors Series Trust -- MFS(R) Value
Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Fund Portfolio merged into Met Investors Series Trust -- Pioneer Fund
Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust -- Pioneer Mid-Cap Value Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Strategic Income Portfolio -- Class A merged into Met Investors Series Trust -- Pioneer Strategic Income Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Aggressive Growth Portfolio -- Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Bond Income Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Large Cap Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Strategic Equity Portfolio Trust merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Equity Income Portfolio merged into Metropolitan Series Fund, Inc. -- FI Value Leaders Portfolio -- Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Total Return merged into Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc. -- Western Asset Management U.S. Government Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Oppenheimer Variable Account
Funds -- Oppenheimer Main Street Fund/VA -- Service Shares was replaced Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Mutual Shares Securities Fund -- Class 2 Shares was replaced by Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust -- Mutual VIP REIT
Series -- Standard Class was replaced by Met Investors Series Trust -- Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products -- Fidelity Asset Manager Portfolio -- Service Class 2 was replaced by Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Janus Aspen Series -- Janus Aspen Balanced Portfolio -- Service Shares was replaced by Metropolitan Series Fund,
Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton Growth Securities Fund -- Class 2 Shares was replaced by Metropolitan Series Fund, Inc. -- Oppenheimer Global Equity Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products Fund -- VIP Asset Manager Portfolio was replaced by Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc. -- Lazard Small Cap Portfolio was replaced by Met Investors Series Trust -- Third Avenue Small Cap Portfolio and is no longer available as a funding option.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix H. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                      SEPARATE ACCOUNT CHARGES 0.80% 3% AIR



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Core Equity Subaccount (Series I)
  (1/70)...........................................  2006        1.000            1.086                --

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01)...........................................  2006        0.839            0.883                --
                                                     2005        0.800            0.839                --
                                                     2004        0.763            0.800           103,702
                                                     2003        0.615            0.763           103,682
                                                     2002        0.888            0.615            55,895
                                                     2001        1.000            0.888                --

American Funds Insurance Series

  American Funds Global Growth Subaccount (Class 2)
  (5/04)...........................................  2006        1.255            1.499           197,638
                                                     2005        1.109            1.255           119,722
                                                     2004        1.010            1.109            31,153

  American Funds Growth Subaccount (Class 2)
  (5/04)...........................................  2006        1.258            1.375           198,092
                                                     2005        1.091            1.258           157,801
                                                     2004        0.970            1.091            16,521

  American Funds Growth-Income Subaccount (Class 2)
  (5/04)...........................................  2006        1.136            1.299           560,986
                                                     2005        1.082            1.136           385,501
                                                     2004        0.979            1.082           104,915

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Capital Appreciation Fund

  Capital Appreciation Fund (5/00).................  2006        0.700            0.694                --
                                                     2005        0.597            0.700         1,713,108
                                                     2004        0.503            0.597         1,555,826
                                                     2003        0.406            0.503         1,630,081
                                                     2002        0.547            0.406         1,837,286
                                                     2001        0.745            0.547         1,046,590
                                                     2000        1.000            0.745         1,006,482

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (5/99)...........................................  2006        1.793            2.357            26,390
                                                     2005        1.412            1.793            35,759
                                                     2004        1.140            1.412            44,528
                                                     2003        0.804            1.140            46,418
                                                     2002        0.916            0.804            45,812
                                                     2001        1.022            0.916            54,766
                                                     2000        1.506            1.022            71,391
                                                     1999        1.000            1.506            54,662

Delaware VIP Trust

  Delaware VIP REIT Subaccount (Standard Class)
  (7/99)...........................................  2006        2.517            3.312                --
                                                     2005        2.368            2.517           312,481
                                                     2004        1.816            2.368           330,738
                                                     2003        1.366            1.816           282,138
                                                     2002        1.318            1.366           242,450
                                                     2001        1.221            1.318           128,487
                                                     2000        0.937            1.221           102,023
                                                     1999        1.000            0.937                --

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (4/99)....................................  2006        2.225            2.565           234,566
                                                     2005        2.050            2.225           232,445
                                                     2004        1.701            2.050           203,692
                                                     2003        1.208            1.701           177,208
                                                     2002        1.289            1.208           139,177
                                                     2001        1.162            1.289            13,468
                                                     2000        0.991            1.162             5,110
                                                     1999        1.000            0.991                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund

  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (3/99)...................................  2006        1.027            1.187           274,576
                                                     2005        0.992            1.027           318,098
                                                     2004        0.952            0.992           330,399
                                                     2003        0.792            0.952           331,736
                                                     2002        0.958            0.792           356,023
                                                     2001        1.065            0.958           396,091
                                                     2000        1.081            1.065           311,873
                                                     1999        1.000            1.081           244,529

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (4/99)..........................  2006        1.577            1.624           410,979
                                                     2005        1.503            1.577           463,289
                                                     2004        1.360            1.503           619,182
                                                     2003        1.041            1.360           589,418
                                                     2002        1.298            1.041           540,784
                                                     2001        1.394            1.298           388,047
                                                     2000        1.240            1.394           305,761
                                                     1999        1.000            1.240            45,091

Franklin Templeton Variable Insurance Products
  Trust

  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)........................................  2006        1.475            1.732                --
                                                     2005        1.345            1.475            61,250
                                                     2004        1.204            1.345            23,498
                                                     2003        1.000            1.204            17,090

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/04)......................  2006        1.560            1.982           108,900
                                                     2005        1.234            1.560           102,975
                                                     2004        0.972            1.234                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04).................................  2006        1.264            1.523           240,063
                                                     2005        1.156            1.264           193,399
                                                     2004        0.962            1.156            40,991

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/04).................................  2006        1.216            1.470                --
                                                     2005        1.126            1.216           196,213
                                                     2004        1.021            1.126            57,703

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


High Yield Bond Trust

  High Yield Bond Trust (5/99).....................  2006        1.538            1.576                --
                                                     2005        1.530            1.538           359,521
                                                     2004        1.418            1.530           368,425
                                                     2003        1.107            1.418           381,556
                                                     2002        1.067            1.107           411,756
                                                     2001        0.982            1.067           314,101
                                                     2000        0.980            0.982           101,750
                                                     1999        1.000            0.980            92,789

Janus Aspen Series

  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01)...........................................  2006        1.154            1.195                --
                                                     2005        1.080            1.154           157,215
                                                     2004        1.005            1.080           157,215
                                                     2003        0.891            1.005           123,022
                                                     2002        0.962            0.891            83,565
                                                     2001        1.000            0.962                --

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (8/01)...................................  2006        0.978            1.099            23,960
                                                     2005        0.880            0.978            23,960
                                                     2004        0.736            0.880                --
                                                     2003        0.551            0.736                --
                                                     2002        0.772            0.551                --
                                                     2001        1.000            0.772                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00)...................................  2006        0.604            0.707           159,300
                                                     2005        0.577            0.604           254,343
                                                     2004        0.556            0.577           303,997
                                                     2003        0.453            0.556           319,311
                                                     2002        0.615            0.453           382,579
                                                     2001        0.801            0.615           441,531
                                                     2000        1.000            0.801           424,750

Lazard Retirement Series, Inc.

  Lazard Retirement Small Cap Subaccount (5/04)....  2006        1.162            1.314                --
                                                     2005        1.127            1.162             3,023
                                                     2004        1.009            1.127                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Investment Series

  LMPIS Dividend Strategy Subaccount (5/01)........  2006        0.819            0.959            21,723
                                                     2005        0.828            0.819            23,093
                                                     2004        0.807            0.828            23,093
                                                     2003        0.659            0.807            20,096
                                                     2002        0.897            0.659            20,096
                                                     2001        1.000            0.897            20,096

  LMPIS Premier Selections All Cap Growth
  Subaccount (6/01)................................  2006        0.935            0.996             1,526
                                                     2005        0.887            0.935             2,816
                                                     2004        0.869            0.887             2,816
                                                     2003        0.652            0.869                --
                                                     2002        0.898            0.652                --
                                                     2001        1.000            0.898                --

Legg Mason Partners Variable Portfolios V

  LMPVPV Small Cap Growth Opportunities Subaccount
  (5/01)...........................................  2006        1.176            1.318            23,728
                                                     2005        1.130            1.176            27,437
                                                     2004        0.986            1.130             2,533
                                                     2003        0.700            0.986                --
                                                     2002        0.949            0.700                --
                                                     2001        1.000            0.949                --

Legg Mason Partners Variable Portfolios I, Inc.

  LMPVPI All Cap Subaccount (Class I) (3/99).......  2006        1.648            1.931           199,969
                                                     2005        1.596            1.648           338,497
                                                     2004        1.486            1.596           344,257
                                                     2003        1.077            1.486           357,262
                                                     2002        1.449            1.077           340,827
                                                     2001        1.433            1.449           172,311
                                                     2000        1.222            1.433            70,934
                                                     1999        1.000            1.222            13,279

  LMPVPI Investors Subaccount (Class I) (3/99).....  2006        1.372            1.609           116,024
                                                     2005        1.298            1.372           128,604
                                                     2004        1.185            1.298           149,763
                                                     2003        0.903            1.185           151,723
                                                     2002        1.183            0.903           140,603
                                                     2001        1.244            1.183           102,276
                                                     2000        1.088            1.244            20,655
                                                     1999        1.000            1.088             5,119

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/01)...........................................  2006        1.107            1.239             5,596
                                                     2005        1.064            1.107             5,596
                                                     2004        0.932            1.064                --
                                                     2003        0.631            0.932                --
                                                     2002        0.974            0.631                --
                                                     2001        1.000            0.974               997

  LMPVPI Total Return Subaccount (Class I) (3/99)..  2006        1.239            1.384            19,523
                                                     2005        1.209            1.239            23,410
                                                     2004        1.121            1.209            29,201
                                                     2003        0.975            1.121            13,990
                                                     2002        1.055            0.975            10,605
                                                     2001        1.072            1.055             7,423
                                                     2000        1.002            1.072             5,470
                                                     1999        1.000            1.002                --

Legg Mason Partners Variable Portfolios II

  LMPVPII Appreciation Subaccount (8/01)...........  2006        1.065            1.213           217,023
                                                     2005        1.029            1.065           264,932
                                                     2004        0.954            1.029           162,864
                                                     2003        0.772            0.954           100,091
                                                     2002        0.943            0.772            82,395
                                                     2001        1.000            0.943            14,712

  LMPVPII Equity Index Subaccount (Class II)
  (3/99)...........................................  2006        0.978            1.117         1,635,266
                                                     2005        0.945            0.978         1,770,764
                                                     2004        0.864            0.945         1,899,361
                                                     2003        0.682            0.864         1,719,505
                                                     2002        0.886            0.682         1,579,821
                                                     2001        1.019            0.886         1,055,882
                                                     2000        1.133            1.019           842,129
                                                     1999        1.000            1.133           207,054

  LMPVPII Fundamental Value Subaccount (5/01)......  2006        1.107            1.283           526,606
                                                     2005        1.065            1.107           584,303
                                                     2004        0.992            1.065           630,507
                                                     2003        0.722            0.992           637,061
                                                     2002        0.924            0.722           486,577
                                                     2001        1.000            0.924           106,535

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.

  LMPVPIII Adjustable Rate Income Subaccount
  (10/03)..........................................  2006        1.020            1.054            76,332
                                                     2005        1.005            1.020            65,137
                                                     2004        1.001            1.005            56,767
                                                     2003        1.000            1.001            12,265

  LMPVPIII Aggressive Growth Subaccount (5/01).....  2006        1.022            1.103           731,816
                                                     2005        0.923            1.022           833,193
                                                     2004        0.846            0.923           947,296
                                                     2003        0.634            0.846           829,147
                                                     2002        0.949            0.634           372,023
                                                     2001        1.000            0.949           148,073

  LMPVPIII High Income Subaccount (5/99)...........  2006        1.187            1.307            45,580
                                                     2005        1.166            1.187            46,658
                                                     2004        1.065            1.166            12,147
                                                     2003        0.842            1.065            20,424
                                                     2002        0.877            0.842            17,421
                                                     2001        0.918            0.877            26,499
                                                     2000        1.007            0.918            12,407
                                                     1999        1.000            1.007                --

  LMPVPIII International All Cap Growth Subaccount
  (3/99)...........................................  2006        0.978            1.221           113,853
                                                     2005        0.883            0.978           131,177
                                                     2004        0.755            0.883           176,162
                                                     2003        0.597            0.755           182,229
                                                     2002        0.810            0.597           184,371
                                                     2001        1.186            0.810           202,204
                                                     2000        1.569            1.186            76,324
                                                     1999        1.000            1.569            33,821

  LMPVPIII Large Cap Growth Subaccount (3/99)......  2006        1.030            1.068           256,366
                                                     2005        0.987            1.030           269,310
                                                     2004        0.991            0.987           338,275
                                                     2003        0.677            0.991           414,434
                                                     2002        0.907            0.677           335,753
                                                     2001        1.045            0.907           323,325
                                                     2000        1.132            1.045           265,016
                                                     1999        1.000            1.132           100,647

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  LMPVPIII Social Awareness Stock Subaccount
  (3/99)...........................................  2006        0.957            1.023           159,985
                                                     2005        0.925            0.957           142,054
                                                     2004        0.877            0.925           210,284
                                                     2003        0.686            0.877           190,338
                                                     2002        0.921            0.686           205,434
                                                     2001        1.100            0.921           252,885
                                                     2000        1.115            1.100           338,770
                                                     1999        1.000            1.115           204,232

Lord Abbett Series Fund, Inc.

  Lord Abbett Growth and Income Subaccount (Class
  VC) (5/04).......................................  2006        1.138            1.323            92,757
                                                     2005        1.111            1.138            87,476
                                                     2004        0.968            1.111                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (7/04)...........................................  2006        1.251            1.392            77,035
                                                     2005        1.165            1.251            97,239
                                                     2004        1.007            1.165            34,410

Managed Assets Trust

  Managed Assets Trust (3/99)......................  2006        1.243            1.286                --
                                                     2005        1.206            1.243           979,865
                                                     2004        1.111            1.206           946,294
                                                     2003        0.918            1.111           968,180
                                                     2002        1.013            0.918         1,042,680
                                                     2001        1.076            1.013         1,174,637
                                                     2000        1.102            1.076           913,007
                                                     1999        1.000            1.102           232,345

Met Investors Series Trust

  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.899           242,970

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.130            47,332

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.072                --

  MIST Harris Oakmark International Subaccount
  (Class A) (1/70)*................................  2006        1.000            1.346            67,105

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)........................................  2006        1.000            0.716         1,648,856

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (1/70)......................  2006        1.000            1.366           892,153

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.166             5,612

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70)*................................  2006        1.000            1.083           220,648

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (1/70).................................  2006        1.000            1.015            47,120

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.030                --

  MIST MFS(R) Value Subaccount (Class A) (1/70)....  2006        1.000            1.432            27,241

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (1/70).................................  2006        1.000            1.227           824,805

  MIST Pioneer Fund Subaccount (Class A) (1/70)....  2006        1.000            1.024            62,738

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.118                --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (1/70)........................................  2006        1.000            1.534           177,407

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (1/70).................................  2006        1.000            1.343            11,926

MetLife Investment Funds, Inc.

  MetLife Investment Diversified Bond Subaccount
  (Class I) (3/99).................................  2006        1.377            1.425         4,163,264
                                                     2005        1.360            1.377         4,657,584
                                                     2004        1.310            1.360         4,115,266
                                                     2003        1.251            1.310         3,142,575
                                                     2002        1.157            1.251         3,360,816
                                                     2001        1.092            1.157         2,080,975
                                                     2000        0.979            1.092           601,543
                                                     1999        1.000            0.979           139,623

  MetLife Investment International Stock Subaccount
  (Class I) (3/99).................................  2006        1.165            1.462         1,877,384
                                                     2005        1.024            1.165         2,279,498
                                                     2004        0.899            1.024         2,148,904
                                                     2003        0.697            0.899         2,010,293
                                                     2002        0.904            0.697         2,025,194
                                                     2001        1.160            0.904         1,238,125
                                                     2000        1.272            1.160           474,746
                                                     1999        1.000            1.272            90,221

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MetLife Investment Large Company Stock Subaccount
  (Class I) (3/99).................................  2006        0.789            0.881         4,176,636
                                                     2005        0.746            0.789         4,775,451
                                                     2004        0.683            0.746         4,498,084
                                                     2003        0.537            0.683         4,110,325
                                                     2002        0.702            0.537         3,575,681
                                                     2001        0.840            0.702         2,080,499
                                                     2000        0.995            0.840           959,029
                                                     1999        1.000            0.995           228,230

  MetLife Investment Small Company Stock Subaccount
  (Class I) (3/99).................................  2006        2.101            2.369           824,371
                                                     2005        1.974            2.101           940,105
                                                     2004        1.732            1.974           879,208
                                                     2003        1.220            1.732           844,568
                                                     2002        1.612            1.220           739,822
                                                     2001        1.600            1.612           542,731
                                                     2000        1.465            1.600           462,418
                                                     1999        1.000            1.465           113,574

Metropolitan Series Fund, Inc.

  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)........................................  2006        1.000            1.095           166,266

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.349           424,506

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70)...........................................  2006        1.000            1.196           541,103

  MSF FI Large Cap Subaccount (Class A) (1/70).....  2006        1.000            0.968           872,082

  MSF FI Value Leaders Subaccount (Class D)
  (1/70)...........................................  2006        1.000            1.396         1,157,148

  MSF MetLife Aggressive Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.081                --
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.047                --
                                                     2005        1.000            1.000                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)................................  2006        1.000            1.053                --
                                                     2005        1.000            1.000                --

  MSF MetLife Moderate Allocation Subaccount
  (1/70)...........................................  2006        1.000            1.058                --
                                                     2005        1.000            1.000                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)................................  2006        1.000            1.112                --
                                                     2005        1.000            1.000                --

  MSF MFS(R) Total Return Subaccount (Class F)
  (1/70)...........................................  2006        1.000            1.558         1,461,415

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (1/70)*.......................................  2006        1.000            1.056           269,938

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)......................  2006        1.000            1.684           270,148

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70)*.....................  2006        1.000            1.453           574,277

Money Market Portfolio

  Money Market Subaccount (4/99)...................  2006        1.151            1.164                --
                                                     2005        1.127            1.151           847,943
                                                     2004        1.125            1.127         1,106,052
                                                     2003        1.125            1.125         1,753,058
                                                     2002        1.119            1.125         1,258,377
                                                     2001        1.087            1.119           990,283
                                                     2000        1.032            1.087           700,403
                                                     1999        1.000            1.032           239,890

Oppenheimer Variable Account Funds

  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04)...................................  2006        1.131            1.198                --
                                                     2005        1.078            1.131            14,297
                                                     2004        0.975            1.078            10,342

PIMCO Variable Insurance Trust

  PIMCO VIT Real Return Subaccount (Administrative
  Class) (7/05)....................................  2006        1.012            1.011            72,677
                                                     2005        1.000            1.012            42,479

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/01)....................................  2006        1.260            1.298           539,536
                                                     2005        1.240            1.260           569,639
                                                     2004        1.192            1.240           378,880
                                                     2003        1.144            1.192           385,107
                                                     2002        1.057            1.144           388,046
                                                     2001        1.000            1.057            42,621

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Putnam Variable Trust

  Putnam VT Discovery Growth Subaccount (Class IB)
  (12/01)..........................................  2006        0.839            0.925            11,671
                                                     2005        0.789            0.839            11,671
                                                     2004        0.739            0.789            11,671
                                                     2003        0.564            0.739            11,671
                                                     2002        0.808            0.564            11,671
                                                     2001        1.000            0.808                --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).......................................  2006        1.150            1.457            65,112
                                                     2005        1.033            1.150            81,614
                                                     2004        0.897            1.033            85,063
                                                     2003        0.703            0.897            88,330
                                                     2002        0.861            0.703            89,130
                                                     2001        1.000            0.861            36,530

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01)...........................................  2006        1.749            2.035           278,813
                                                     2005        1.647            1.749           319,412
                                                     2004        1.315            1.647           205,632
                                                     2003        0.886            1.315           173,137
                                                     2002        1.093            0.886           235,414
                                                     2001        1.000            1.093             1,734

The Travelers Series Trust

  Travelers AIM Capital Appreciation Subaccount
  (11/01)..........................................  2006        0.957            1.022                --
                                                     2005        0.887            0.957            51,831
                                                     2004        0.840            0.887            72,426
                                                     2003        0.654            0.840            35,106
                                                     2002        0.867            0.654            38,688
                                                     2001        1.000            0.867                --

  Travelers Convertible Securities Subaccount
  (5/04)...........................................  2006        1.035            1.106                --
                                                     2005        1.040            1.035             5,612
                                                     2004        0.990            1.040                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/99)...........................................  2006        1.812            1.984                --
                                                     2005        1.625            1.812           288,657
                                                     2004        1.406            1.625           300,148
                                                     2003        1.060            1.406           298,395
                                                     2002        1.247            1.060           244,570
                                                     2001        1.310            1.247           156,409
                                                     2000        1.132            1.310            87,378
                                                     1999        1.000            1.132                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Equity Income Subaccount (3/99)........  2006        1.285            1.354                --
                                                     2005        1.240            1.285         1,344,215
                                                     2004        1.137            1.240         1,226,765
                                                     2003        0.874            1.137         1,133,992
                                                     2002        1.024            0.874         1,011,873
                                                     2001        1.105            1.024           343,935
                                                     2000        1.021            1.105           212,588
                                                     1999        1.000            1.021           216,322

  Travelers Federated Stock Subaccount (4/99)......  2006        1.163            1.208                --
                                                     2005        1.113            1.163            59,781
                                                     2004        1.015            1.113            60,043
                                                     2003        0.802            1.015            60,043
                                                     2002        1.002            0.802            52,941
                                                     2001        0.993            1.002            24,072
                                                     2000        0.965            0.993             4,126
                                                     1999        1.000            0.965                --

  Travelers Large Cap Subaccount (3/99)............  2006        0.919            0.949                --
                                                     2005        0.852            0.919           512,059
                                                     2004        0.807            0.852           512,693
                                                     2003        0.652            0.807           524,562
                                                     2002        0.851            0.652           448,487
                                                     2001        1.038            0.851           409,069
                                                     2000        1.224            1.038           334,348
                                                     1999        1.000            1.224           247,021

  Travelers Mercury Large Cap Core Subaccount
  (3/99)...........................................  2006        0.997            1.061                --
                                                     2005        0.897            0.997            49,017
                                                     2004        0.780            0.897            15,265
                                                     2003        0.649            0.780            15,265
                                                     2002        0.874            0.649            16,447
                                                     2001        1.136            0.874            17,029
                                                     2000        1.213            1.136            80,150
                                                     1999        1.000            1.213                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers MFS(R) Mid Cap Growth Subaccount
  (5/99)...........................................  2006        1.052            1.116                --
                                                     2005        1.029            1.052           189,859
                                                     2004        0.909            1.029           247,955
                                                     2003        0.668            0.909           256,356
                                                     2002        1.317            0.668           249,539
                                                     2001        1.739            1.317           238,188
                                                     2000        1.603            1.739           201,277
                                                     1999        1.000            1.603            22,378

  Travelers MFS(R) Total Return Subaccount (4/99)..  2006        1.400            1.449                --
                                                     2005        1.371            1.400         1,402,006
                                                     2004        1.240            1.371         1,303,774
                                                     2003        1.073            1.240         1,112,494
                                                     2002        1.141            1.073           994,730
                                                     2001        1.150            1.141           458,197
                                                     2000        0.994            1.150           177,102
                                                     1999        1.000            0.994            56,338

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.190            1.289                --
                                                     2005        1.127            1.190            25,099
                                                     2004        0.969            1.127                --

  Travelers Mondrian International Stock Subaccount
  (4/99)...........................................  2006        1.055            1.215                --
                                                     2005        0.971            1.055            80,241
                                                     2004        0.846            0.971            81,385
                                                     2003        0.663            0.846            57,438
                                                     2002        0.768            0.663            39,307
                                                     2001        1.049            0.768            43,074
                                                     2000        1.194            1.049            43,159
                                                     1999        1.000            1.194            13,922

  Travelers Pioneer Fund Subaccount (5/99).........  2006        0.890            0.947                --
                                                     2005        0.847            0.890            62,738
                                                     2004        0.768            0.847           128,011
                                                     2003        0.625            0.768           139,015
                                                     2002        0.903            0.625           177,705
                                                     2001        1.183            0.903           175,971
                                                     2000        0.959            1.183           136,065
                                                     1999        1.000            0.959            52,624

  Travelers Pioneer Mid Cap Value Subaccount
  (7/05)...........................................  2006        1.001            1.057                --
                                                     2005        1.000            1.001                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/99)...........................................  2006        1.455            1.473                --
                                                     2005        1.415            1.455            99,903
                                                     2004        1.285            1.415            48,519
                                                     2003        1.084            1.285            37,669
                                                     2002        1.032            1.084            29,999
                                                     2001        0.998            1.032            17,469
                                                     2000        1.010            0.998                --
                                                     1999        1.000            1.010                --

  Travelers Quality Bond Subaccount (3/99).........  2006        1.300            1.292                --
                                                     2005        1.290            1.300           453,665
                                                     2004        1.259            1.290           428,682
                                                     2003        1.186            1.259           336,903
                                                     2002        1.130            1.186           324,873
                                                     2001        1.063            1.130           229,303
                                                     2000        1.002            1.063            89,190
                                                     1999        1.000            1.002            30,445

  Travelers Strategic Equity Subaccount (3/99).....  2006        0.871            0.911                --
                                                     2005        0.861            0.871           578,902
                                                     2004        0.787            0.861           781,329
                                                     2003        0.598            0.787           861,404
                                                     2002        0.908            0.598           907,697
                                                     2001        1.057            0.908         1,013,052
                                                     2000        1.303            1.057           787,876
                                                     1999        1.000            1.303           274,568

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)................................  2006        1.000            1.032                --
                                                     2005        1.000            1.000                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)................................  2006        1.000            1.000                --
                                                     2005        1.000            1.000                --

  Travelers U.S. Government Securities Subaccount
  (3/99)...........................................  2006        1.445            1.396                --
                                                     2005        1.396            1.445           664,291
                                                     2004        1.326            1.396           612,998
                                                     2003        1.301            1.326           641,656
                                                     2002        1.154            1.301           674,168
                                                     2001        1.099            1.154           329,688
                                                     2000        0.968            1.099           147,364
                                                     1999        1.000            0.968            81,239

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Van Kampen Life Investment Trust

  Van Kampen LIT Comstock Subaccount (Class II)
  (8/03)...........................................  2006        1.512            1.741            18,593
                                                     2005        1.464            1.512            32,763
                                                     2004        1.257            1.464            35,463
                                                     2003        1.000            1.257            15,449

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/01)..........................................  2006        0.875            0.926                --
                                                     2005        0.817            0.875                --
                                                     2004        0.794            0.817                --
                                                     2003        0.637            0.794                --
                                                     2002        0.911            0.637                --
                                                     2001        1.000            0.911                --

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (1/02).......................................  2006        0.778            0.792                --
                                                     2005        0.729            0.778                --
                                                     2004        0.688            0.729                --
                                                     2003        0.546            0.688                --
                                                     2002        0.817            0.546                --
                                                     2001        1.000            0.817                --

Variable Insurance Products Fund

  VIP Asset Manager Subaccount (Service Class 2)
  (6/00)...........................................  2006        1.019            1.057                --
                                                     2005        0.990            1.019           229,844
                                                     2004        0.949            0.990           291,168
                                                     2003        0.813            0.949           262,244
                                                     2002        0.900            0.813           227,798
                                                     2001        0.949            0.900           178,530
                                                     2000        1.000            0.949           133,640

  VIP Contrafund(R) Subaccount (Service Class 2)
  (9/01)...........................................  2006        1.432            1.583           382,235
                                                     2005        1.238            1.432           307,737
                                                     2004        1.083            1.238           274,073
                                                     2003        0.852            1.083           244,184
                                                     2002        0.950            0.852           208,513
                                                     2001        1.000            0.950                --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01).........................  2006        1.157            1.306            14,225
                                                     2005        0.966            1.157            16,820
                                                     2004        0.962            0.966            16,820
                                                     2003        0.776            0.962             5,993
                                                     2002        0.846            0.776             5,993
                                                     2001        1.000            0.846                --

  VIP Mid Cap Subaccount (Service Class 2) (7/01)..  2006        1.830            2.040           383,405
                                                     2005        1.563            1.830           373,612
                                                     2004        1.264            1.563           181,421
                                                     2003        0.921            1.264           103,818
                                                     2002        1.032            0.921           100,887
                                                     2001        1.000            1.032                --

Wells Fargo Variable Trust

  Wells Fargo Advantage VT Small/Mid Cap Value
  Subaccount (7/99)................................  2006        1.358            1.559             6,351
                                                     2005        1.175            1.358             6,351
                                                     2004        1.014            1.175             6,351
                                                     2003        0.739            1.014             9,511
                                                     2002        0.969            0.739             9,511
                                                     2001        0.938            0.969             6,351
                                                     2000        0.877            0.938             6,351
                                                     1999        1.000            0.877             6,351



                      SEPARATE ACCOUNT CHARGES 1.25% 140 FL



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Legg Mason Partners Variable Portfolios II
  LMPVPII Equity Index Subaccount (Class II)
  (3/99)...........................................  2006        0.862            0.967             --
                                                     2005        0.850            0.862             --
                                                     2004        0.791            0.850             --
                                                     2003        0.636            0.791             --
                                                     2002        0.841            0.636             --
                                                     2001        0.986            0.841             --
                                                     2000        1.117            0.986             --
                                                     1999        1.000            1.117             --

                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account. Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006. Number of Units outstanding at the end of the period may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix F for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/05, The Travelers Series Trust -- MFS(R) Emerging Growth Portfolio merged into Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds -- AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds -- AIM V.I. Core Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust -- Janus Capital Appreciation Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Metropolitan Series Fund, Inc. -- Legg Mason Partners Managed Assets Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Money Market Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Money Market Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc. -- Western Asset Management High Yield Bond Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust -- Batterymarch Mid-Cap Stock Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Style Focus
Series: Small Cap Value Portfolio merged into Met Investors Series
Trust -- Dreman Small-Cap Value Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mondrian International Stock Portfolio merged into Met Investors Series Trust -- Harris Oakmark International Stock Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Convertible Securities Portfolio merged into Met Investors Series Trust -- Lord Abbett Bond Debenture Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Federated Stock Portfolio merged into Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Mercury Large Cap Core Portfolio merged into Met Investors Series Trust -- Mercury Large-Cap Core Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Met AIM Capital Appreciation Portfolio merged into Met Investors Series Trust -- Met/AIM Capital Appreciation Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Value Portfolio merged into Met Investors Series Trust -- MFS(R) Value
Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Fund Portfolio merged into Met Investors Series Trust -- Pioneer Fund
Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust -- Pioneer Mid-Cap Value Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Pioneer Strategic Income Portfolio -- Class A merged into Met Investors Series Trust -- Pioneer Strategic Income Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Aggressive Growth Portfolio -- Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc. -- BlackRock Bond Income Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Large Cap Portfolio merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Strategic Equity Portfolio Trust merged into Metropolitan Series Fund, Inc. -- FI Large Cap Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- Equity Income Portfolio merged into Metropolitan Series Fund, Inc. -- FI Value Leaders Portfolio -- Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- MFS(R) Total Return merged into Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust -- U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc. -- Western Asset Management U.S. Government Portfolio -- Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Oppenheimer Variable Account
Funds -- Oppenheimer Main Street Fund/VA -- Service Shares was replaced Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Mutual Shares Securities Fund -- Class 2 Shares was replaced by Met Investors Series Trust -- Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust -- Mutual VIP REIT
Series -- Standard Class was replaced by Met Investors Series Trust -- Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products -- Fidelity Asset Manager Portfolio -- Service Class 2 was replaced by Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Janus Aspen Series -- Janus Aspen Balanced Portfolio -- Service Shares was replaced by Metropolitan Series Fund,
Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton Growth Securities Fund -- Class 2 Shares was replaced by Metropolitan Series Fund, Inc. -- Oppenheimer Global Equity Portfolio -- Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products Fund -- VIP Asset Manager Portfolio was replaced by Metropolitan Series Fund, Inc. -- MFS(R) Total Return Portfolio -- Class F and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc. -- Lazard Small Cap Portfolio was replaced by Met Investors Series Trust -- Third Avenue Small Cap Portfolio and is no longer available as a funding option.

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

                                   APPENDIX C

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
                      NOT AVAILABLE UNDER SECTION 457 PLANS
         NOT AVAILABLE IF OWNER IS AGE 71 OR OLDER ON THE CONTRACT DATE.
       PLEASE REFER TO YOUR CONTRACT FOR STATE VARIATIONS OF THIS WAIVER.

If, after the first Contract Year and before the Maturity Date, the Annuitant begins confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty
(60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism, mental illness or drug abuse.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next Valuation Date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

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

                                   APPENDIX D

--------------------------------------------------------------------------------

                             MARKET VALUE ADJUSTMENT

If you have selected any period certain option, you may elect to surrender a payment equal to a portion of the present value of the remaining period certain payments any time after the first Contract Year. There is a surrender charge of 5% of the amount withdrawn under this option.

For fixed Annuity Payments, we calculate the present value of the remaining period certain payments using a current interest rate. The current interest rate is the then current annual rate of return offered by Us on a new Fixed Annuity Period Certain Only annuitizations for the amount of time remaining in the certain period. If the period of time remaining is less that the minimum length of time for which we offer a new Fixed Annuity Period Certain Only annuitization, then the interest rate will be the rate of return for that minimum length of time.

The formula for calculating the Present Value is as follows:

                                        N
              Present Value = [SIGMA] [Payments x (1/1 + iC)(t/365)
                                      s = 1

Where

           iC = the interest rate described above

           n = the number of payments remaining in the Contract Owner's certain period at the time of request for this benefit

           t = number of days remaining until that payment is made, adjusting for leap years.

If you request a percentage of the total amount available, then the remaining period certain payments will be reduced by that percentage for the remainder of the certain period. After the certain period expires, any remaining payments, if applicable, will increase to the level they would have been had no liquidation taken place.

                                  ILLUSTRATION:



Amount Annuitized                              $12,589.80
Annuity Option                                 Life with 10 year certain period
Annuity Payments                               $1,000 Annually -- first payment immediately


For the purposes of illustration, assume after two years (immediately preceding the third payment), you choose to receive full liquidity, and the current rate of return that we are then crediting for 8 year fixed Period Certain Only Annuitizations is 4.00%. The total amount available for liquidity is calculated as follows:

           1000 + (1000/1.04) + (1000/1.04)2 + (1000/1.04)3 + (1000/1.04)4 +
           (1000/1.04)5 + (1000/1.04)6 + (1000/1.04)7 = $7002.06

The surrender penalty is calculated as 5% of $7,002.06, or $350.10.

The net result to you after subtraction of the surrender penalty of $350.10 would be $6,651.96.

You would receive no more payments for 8 years. After 8 years, if you are still living, you will receive $1,000 annually until your death.

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

                                   APPENDIX E

--------------------------------------------------------------------------------

                WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
                         RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

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

                                   APPENDIX F

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS

Some of the Underlying Funds listed below were subject to a merger, substitution or other change. The charts below identify the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGES


                    FORMER NAME                                          NEW NAME
--------------------------------------------------  --------------------------------------------------


MET INVESTORS SERIES TRUST                          MET INVESTORS SERIES TRUST
Janus Capital Appreciation Portfolio                Janus Forty Portfolio


LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
Growth Portfolio+                                   Legg Mason Partners Variable International All Cap
Legg Mason Partners Variable Social Awareness       Opportunity Portfolio*+
Stock Portfolio                                     Legg Mason Partners Variable Social Awareness
LEGG MASON PARTNERS VARIABLE PORTFOLIO IV           Portfolio*
Balanced All Cap Growth and Value Portfolio         LEGG MASON PARTNERS VARIABLE PORTFOLIO IV  Legg
                                                    Mason Partners Variable Capital and Income
                                                    Portfolio+




*     See "FUND FAMILY CHANGES AND PORTFOLIO SHARE CLASS NAME CHANGE" IN THIS
      APPENDIX
+     Closed to new investors.

UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds.



              FORMER UNDERLYING FUND                                NEW UNDERLYING FUND
--------------------------------------------------  --------------------------------------------------


LEGG MASON PARTNERS INVESTMENT SERIES               LEGG MASON PARTNERS VARIABLE EQUITY TRUST*
Legg Mason Partners Variable Premier Selections     Legg Mason Partners Variable Aggressive Growth
All Cap Growth Portfolio -- Class 1+                Portfolio -- Class I+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.     LEGG MASON PARTNERS VARIABLE EQUITY TRUST*
Legg Mason Partners Variable All Cap Portfolio --   Legg Mason Partners Variable Fundamental Value
Class I                                             Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC      LEGG MASON PARTNERS EQUITY TRUST*
Legg Mason Partners Variable Total Return           Legg Mason Partners Variable Multiple Discipline
Portfolio --  Class I++                             Portfolio -- Balanced All Cap Growth and Value
                                                    Portfolio -- Class I and renamed Legg Mason
                                                    Partners Variable Capital and Income Portfolio**+.
LEGG MASON PARTNERS VARIABLE PORTFOLIOS V           LEGG MASON PARTNERS VARIABLE EQUITY TRUST*
Legg Mason Partners Variable Small Cap Growth       Legg Mason Partners Variable Small Cap Growth
Opportunities Portfolio --  Class I                 Portfolio -- Class I
MET INVESTORS SERIES TRUST                          MET INVESTORS SERIES TRUST
Pioneer Mid-Cap Value Portfolio -- Class A          Lazard Mid-Cap Portfolio -- Class B
METROPOLITAN SERIES FUND, INC.                      MET INVESTORS SERIES TRUST
Western Asset Management High Yield Bond            BlackRock High Yield Portfolio -- Class A
Portfolio -- Class A



+     Closed to New Investors
*     See "Fund Family Changes and Portfolio Share Class Name Change" in this
      Appendix
**    See "Underlying Fund Name Changes" in this Appendix

UNDERLYING FUND SUBSTITUTIONS


                   FORMER UNDERLYING FUND                                          NEW UNDERLYING FUND
------------------------------------------------------------  ------------------------------------------------------------


AIM VARIABLE INSURANCE FUNDS                                  METROPOLITAN SERIES FUND, INC.
  AIM V.I. Core Equity Fund -- Series I+                        Capital Guardian U.S. Equity Portfolio -- Class A+
CREDIT SUISSE TRUST                                           MET INVESTORS SERIES TRUST
  Credit Suisse Emerging Markets Portfolio+                     MFS(R) Emerging Markets Equity Portfolio -- Class A+
LAZARD RETIREMENT SERIES, INC.                                MET INVESTORS SERIES TRUST
  Lazard Retirement Small Cap Portfolio                         Third Avenue Small Cap Value Portfolio -- Class B
PIMCO VARIABLE INSURANCE TRUST                                MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative Class --              PIMCO Inflation Protected Bond Portfolio -- Class A
  Class VC
PUTNAM VARIABLE TRUST                                         MET INVESTORS SERIES TRUST
  Putnam VT International Equity Fund (Class IB)+               MFS(R) Research International Portfolio -- Class B+
  Putnam VT Small Cap Value Fund -- Class IB                    Third Avenue Small Cap Value Portfolio -- Class B
LORD ABBETT SERIES FUND, INC.                                 MET INVESTORS SERIES TRUST
  Lord Abbett Growth and Income Portfolio -- Class VC           Lord Abbett Growth and Income Portfolio -- Class B
  Lord Abbett Mid-Cap Value Portfolio -- Class VC               Lord Abbett Mid-Cap Value Portfolio -- Class B


UNDERLYING FUND FAMILY CHANGES AND PORTFOLIO SHARE CLASS NAME CHANGE



                FORMER UNDERLYING FUND FAMILY                                  NEW UNDERLYING FUND FAMILY
------------------------------------------------------------  ------------------------------------------------------------


LEGG MASON PARTNERS INVESTMENT SERIES                         LEGG MASON PARTNERS VARIABLE EQUITY TRUST.
  Legg Mason Partners Variable Dividend Strategy                Legg Mason Partners Variable Dividend Strategy
  Portfolio+                                                    Portfolio+
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.               LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Investors Portfolio              Legg Mason Partners Variable Investors Portfolio
  Legg Mason Partners Variable Small Cap Growth                 Legg Mason Partners Variable Small Cap Growth
  Portfolio+                                                    Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II                    LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Appreciation Portfolio --        Legg Mason Partners Variable Appreciation Portfolio --
  Class I                                                       Class I**
  Legg Mason Partners Variable Equity Index Portfolio           Legg Mason Partners Variable Equity Index Portfolio
  Legg Mason Partners Variable Fundamental Value                Legg Mason Partners Variable Fundamental Value
  Portfolio --  Class I+                                        Portfolio -- Class I**
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.             LEGG MASON PARTNERS VARIABLE EQUITY TRUST.
  Legg Mason Partners Variable Aggressive Growth                Legg Mason Partners Variable Aggressive Growth
  Portfolio -- Class I                                          Portfolio -- Class I**+
  Legg Mason Partners Variable International All Cap            Legg Mason Partners Variable International All Cap
  Opportunity Portfolio                                         Opportunity Portfolio+
  Legg Mason Partners Variable Large Cap Growth                 Legg Mason Partners Variable
  Portfolio                                                     Large Cap Growth Portfolio
  Legg Mason Partners Variable Social Awareness                 Legg Mason Partners Variable Social Awareness
  Portfolio                                                     Portfolio++
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III, INC.             LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Legg Mason Partners Variable Adjustable Rate Income           Legg Mason Partners Variable Adjustable Rate Income
  Portfolio                                                     Portfolio
  Legg Mason Partners Variable High Income                      Legg Mason Partners Variable High Income
  Portfolio                                                     Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV                    LEGG MASON VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Capital and Income               Legg Mason Partners Variable Capital and Income
  Portfolio                                                     Portfolio+

UNDERLYING FUND SHARE CLASS EXCHANGE

The following former Underlying Fund share class was exchanged into the new Underlying Fund share class.


        FORMER UNDERLYING FUND SHARE CLASS                    NEW UNDERLYING FUND SHARE CLASS
--------------------------------------------------  --------------------------------------------------


MET INVESTORS SERIES TRUST                          MET INVESTORS SERIES TRUST
    BlackRock Large Cap Core Portfolio -- Class A     BlackRock Large Cap Core Portfolios -- Class E


++    See Underlying Fund Name Changes in this Appendix
**    Single Share Class Structure has been renamed Class I
+     Closed to New Investors

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX G

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES


        SERIES FUND/TRUST                   PORTFOLIO/SERIES                    MARKETING NAME
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE SERIES    Global Growth Fund                 American Funds Global Growth Fund
AMERICAN FUNDS INSURANCE SERIES    Growth -- Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES    Growth Fund                        American Funds Growth Fund
DREYFUS VARIABLE INVESTMENT FUND   Appreciation Portfolio             Dreyfus VIF Appreciation
                                                                      Portfolio
DREYFUS VARIABLE INVESTMENT FUND   Developing Leaders Portfolio       Dreyfus VIF Developing Leaders
                                                                      Portfolio
JANUS ASPEN SERIES                 Mid Cap Growth Portfolio           Janus Aspen Series Mid Cap Growth
                                                                      Portfolio
JANUS ASPEN SERIES                 Worldwide Growth Portfolio         Janus Aspen Series Worldwide
                                                                      Growth Portfolio
METROPOLITAN SERIES FUND, INC.     FI Large Cap Portfolio             FI Large Cap Portfolio (Fidelity)
METROPOLITAN SERIES FUND, INC.     FI Value Leaders Portfolio         FI Value Leaders Portfolio
                                                                      (Fidelity)
PIMCO VARIABLE INSURANCE TRUST     Total Return Portfolio             PIMCO VIT Total Return Portfolio
REGISTERED FIXED ACCOUNT           Registered Fixed                   Fixed Account
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Comstock Portfolio
                                   Comstock Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Strategic Growth
                                   Strategic Growth Portfolio         Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST   Van Kampen Life Investment Trust   Van Kampen LIT Enterprise
                                   Enterprise Portfolio               Portfolio
VARIABLE INSURANCE PRODUCTS        Dynamic Capital Appreciation       Fidelity VIP Dynamic Capital
                                   Portfolio                          Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS        Contrafund(R) Portfolio            Fidelity VIP Contrafund(R)
                                                                      Portfolio
VARIABLE INSURANCE PRODUCTS        Mid Cap Portfolio                  Fidelity VIP Mid Cap Portfolio

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX H

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Calculation of Money Market Yield
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, Annuity Operations and Services, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415.

  Name: -----------------------------------------------

  Address: --------------------------------------------

Check Box:

For the MetLife Insurance Company of Connecticut Statement of Additional Information, please request MIC Book 21 and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information, please request MLAC Book 21.

[ ] MIC Book 21

[ ] MLAC Book 21

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                 METLIFE RETIREMENT ACCOUNT ANNUITY PROSPECTUS:

           METLIFE OF CT SEPARATE ACCOUNT FIVE FOR VARIABLE ANNUITIES

            METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES

BOOK 21                                                           APRIL 30, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           METLIFE RETIREMENT ACCOUNT

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                 APRIL 30, 2007

                                       FOR

            METLIFE OF CT SEPARATE ACCOUNT SIX FOR VARIABLE ANNUITIES

                                    ISSUED BY

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated April 30, 2007. A copy of the Individual Variable Annuity Contract Prospectus may be obtained by writing to MetLife Life and Annuity Company of Connecticut, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-9406 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          CALCULATION OF MONEY MARKET YIELD............................................       5
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       8
          CONDENSED FINANCIAL INFORMATION..............................................       9
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY

MetLife Life and Annuity Company of Connecticut (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. MetLife of CT Separate Account Six for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information -- Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $ 62,664,479                           $0

2005............................            $ 90,942.873                           $0

2004............................            $104,087,148                           $0


*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts, MLI Distribution LLC, merged with and into MetLife Investors Distribution Company.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,289 to $5,893,669. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $650,170 to $26,200,094. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $652,459 to $32,093,763.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

                               VALUATION OF ASSETS

FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the current yield for a money market Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Underlying Fund or on its respective portfolio securities. On a Contract-specific basis, the current yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit at the beginning of the period, (b) dividing such net change in Subaccount value by the Subaccount value at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying 365-day basis. The net change in Subaccount value reflects: (1) net income from the Underlying Fund attributable to the hypothetical account; and
(2) Contract-level charges and deductions imposed under the Contract which are attributable to the hypothetical account.

On a Contract-specific basis, current yield will be calculated according to the following formula:

           Current Yield = ((NCF - ES) / UV) x (365 / 7)

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses for the hypothetical account for the 7-day period.

UV = the unit value on the first day of the 7-day period.

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

           Effective Yield = (1 + ((NCF - ES) / UV)) 365 / 7 - 1

Where:

NCF = the net change in the value of the Underlying Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of one Accumulation Unit.

ES = per unit expenses of the hypothetical account for the 7-day period.

UV = the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

FOREIGN TAX CREDIT

To the extent permitted under federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1(st) of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S. citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife of CT Separate Account Six for Variable Annuities (formerly, The Travelers Separate Account Six for Variable Annuities) and the consolidated financial statements of MetLife and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.j., Push Down Basis of Accounting Required in Certain Limited Circumstances and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations) as of December 31, 2006 and 2005 (SUCCESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the financial statement schedules as of December 31, 2006, and 2005 (SUCCESSOR), and for the year ended December 31, 2006 (Successor) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and schedules of MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) for the year ended December 31, 2004 have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                      SEPARATE ACCOUNT CHARGES 0.80% 5% AIR



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (1/70)..  2006      1.000          1.086             --

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      0.839          0.883             --
                                                       2005      0.800          0.839             --
                                                       2004      0.763          0.800             --
                                                       2003      0.615          0.763             --
                                                       2002      0.888          0.615             --
                                                       2001      1.000          0.888             --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.255          1.499             --
                                                       2005      1.109          1.255             --
                                                       2004      1.010          1.109             --

  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.258          1.375             --
                                                       2005      1.091          1.258             --
                                                       2004      0.970          1.091             --

  American Funds Growth-Income Subaccount (Class 2)
  (5/04).............................................  2006      1.136          1.299             --
                                                       2005      1.082          1.136             --
                                                       2004      0.979          1.082             --

Capital Appreciation Fund
  Capital Appreciation Fund (5/00)...................  2006      0.700          0.694             --
                                                       2005      0.597          0.700             --
                                                       2004      0.503          0.597             --
                                                       2003      0.406          0.503             --
                                                       2002      0.547          0.406             --
                                                       2001      0.745          0.547             --
                                                       2000      1.000          0.745             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/99).............................................  2006      1.793          2.357             --
                                                       2005      1.412          1.793             --
                                                       2004      1.140          1.412             --
                                                       2003      0.804          1.140             --
                                                       2002      0.916          0.804             --
                                                       2001      1.022          0.916             --
                                                       2000      1.506          1.022             --
                                                       1999      1.000          1.506             --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (7/99).............................................  2006      2.517          3.312             --
                                                       2005      2.368          2.517             --
                                                       2004      1.816          2.368             --
                                                       2003      1.366          1.816             --
                                                       2002      1.318          1.366             --
                                                       2001      1.221          1.318             --
                                                       2000      0.937          1.221             --
                                                       1999      1.000          0.937             --

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (4/99)......................................  2006      2.225          2.565             --
                                                       2005      2.050          2.225             --
                                                       2004      1.701          2.050             --
                                                       2003      1.208          1.701             --
                                                       2002      1.289          1.208             --
                                                       2001      1.162          1.289             --
                                                       2000      0.991          1.162             --
                                                       1999      1.000          0.991             --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (3/99).....................................  2006      1.027          1.187             --
                                                       2005      0.992          1.027             --
                                                       2004      0.952          0.992             --
                                                       2003      0.792          0.952             --
                                                       2002      0.958          0.792             --
                                                       2001      1.065          0.958             --
                                                       2000      1.081          1.065             --
                                                       1999      1.000          1.081             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/99).....................................  2006      1.577          1.624             --
                                                       2005      1.503          1.577             --
                                                       2004      1.360          1.503             --
                                                       2003      1.041          1.360             --
                                                       2002      1.298          1.041             --
                                                       2001      1.394          1.298             --
                                                       2000      1.240          1.394             --
                                                       1999      1.000          1.240             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.475          1.732             --
                                                       2005      1.345          1.475             --
                                                       2004      1.204          1.345             --
                                                       2003      1.000          1.204             --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/04)........................  2006      1.560          1.982             --
                                                       2005      1.234          1.560             --
                                                       2004      0.972          1.234             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.264          1.523             --
                                                       2005      1.156          1.264             --
                                                       2004      0.962          1.156             --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/04)...................................  2006      1.216          1.470             --
                                                       2005      1.126          1.216             --
                                                       2004      1.021          1.126             --

High Yield Bond Trust
  High Yield Bond Trust (5/99).......................  2006      1.538          1.576             --
                                                       2005      1.530          1.538             --
                                                       2004      1.418          1.530             --
                                                       2003      1.107          1.418             --
                                                       2002      1.067          1.107             --
                                                       2001      0.982          1.067             --
                                                       2000      0.980          0.982             --
                                                       1999      1.000          0.980             --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.154          1.195             --
                                                       2005      1.080          1.154             --
                                                       2004      1.005          1.080             --
                                                       2003      0.891          1.005             --
                                                       2002      0.962          0.891             --
                                                       2001      1.000          0.962             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (8/01).....................................  2006      0.978          1.099             --
                                                       2005      0.880          0.978             --
                                                       2004      0.736          0.880             --
                                                       2003      0.551          0.736             --
                                                       2002      0.772          0.551             --
                                                       2001      1.000          0.772             --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.604          0.707             --
                                                       2005      0.577          0.604             --
                                                       2004      0.556          0.577             --
                                                       2003      0.453          0.556             --
                                                       2002      0.615          0.453             --
                                                       2001      0.801          0.615             --
                                                       2000      1.000          0.801             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.162          1.314             --
                                                       2005      1.127          1.162             --
                                                       2004      1.009          1.127             --

Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (5/01)..........  2006      0.819          0.959             --
                                                       2005      0.828          0.819             --
                                                       2004      0.807          0.828             --
                                                       2003      0.659          0.807             --
                                                       2002      0.897          0.659             --
                                                       2001      1.000          0.897             --

  LMPIS Premier Selections All Cap Growth Subaccount
  (6/01).............................................  2006      0.935          0.996             --
                                                       2005      0.887          0.935             --
                                                       2004      0.869          0.887             --
                                                       2003      0.652          0.869             --
                                                       2002      0.898          0.652             --
                                                       2001      1.000          0.898             --

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (5/01).............................................  2006      1.176          1.318             --
                                                       2005      1.130          1.176             --
                                                       2004      0.986          1.130             --
                                                       2003      0.700          0.986             --
                                                       2002      0.949          0.700             --
                                                       2001      1.000          0.949             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (3/99).........  2006      1.648          1.931             --
                                                       2005      1.596          1.648             --
                                                       2004      1.486          1.596             --
                                                       2003      1.077          1.486             --
                                                       2002      1.449          1.077             --
                                                       2001      1.433          1.449             --
                                                       2000      1.222          1.433             --
                                                       1999      1.000          1.222             --

  LMPVPI Investors Subaccount (Class I) (3/99).......  2006      1.372          1.609             --
                                                       2005      1.298          1.372             --
                                                       2004      1.185          1.298             --
                                                       2003      0.903          1.185             --
                                                       2002      1.183          0.903             --
                                                       2001      1.244          1.183             --
                                                       2000      1.088          1.244             --
                                                       1999      1.000          1.088             --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/01).............................................  2006      1.107          1.239             --
                                                       2005      1.064          1.107             --
                                                       2004      0.932          1.064             --
                                                       2003      0.631          0.932             --
                                                       2002      0.974          0.631             --
                                                       2001      1.000          0.974             --

  LMPVPI Total Return Subaccount (Class I) (3/99)....  2006      1.239          1.384             --
                                                       2005      1.209          1.239             --
                                                       2004      1.121          1.209             --
                                                       2003      0.975          1.121             --
                                                       2002      1.055          0.975             --
                                                       2001      1.072          1.055             --
                                                       2000      1.002          1.072             --
                                                       1999      1.000          1.002             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (8/01).............  2006      1.065          1.213             --
                                                       2005      1.029          1.065             --
                                                       2004      0.954          1.029             --
                                                       2003      0.772          0.954             --
                                                       2002      0.943          0.772             --
                                                       2001      1.000          0.943             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.978          1.117             --
                                                       2005      0.945          0.978             --
                                                       2004      0.864          0.945             --
                                                       2003      0.682          0.864             --
                                                       2002      0.886          0.682             --
                                                       2001      1.019          0.886             --
                                                       2000      1.133          1.019             --
                                                       1999      1.000          1.133             --

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.107          1.283             --
                                                       2005      1.065          1.107             --
                                                       2004      0.992          1.065             --
                                                       2003      0.722          0.992             --
                                                       2002      0.924          0.722             --
                                                       2001      1.000          0.924             --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (10/03)............................................  2006      1.020          1.054             --
                                                       2005      1.005          1.020             --
                                                       2004      1.001          1.005             --
                                                       2003      1.000          1.001             --

  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.022          1.103             --
                                                       2005      0.923          1.022             --
                                                       2004      0.846          0.923             --
                                                       2003      0.634          0.846             --
                                                       2002      0.949          0.634             --
                                                       2001      1.000          0.949             --

  LMPVPIII High Income Subaccount (5/99).............  2006      1.187          1.307             --
                                                       2005      1.166          1.187             --
                                                       2004      1.065          1.166             --
                                                       2003      0.842          1.065             --
                                                       2002      0.877          0.842             --
                                                       2001      0.918          0.877             --
                                                       2000      1.007          0.918             --
                                                       1999      1.000          1.007             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII International All Cap Growth Subaccount
  (3/99).............................................  2006      0.978          1.221             --
                                                       2005      0.883          0.978             --
                                                       2004      0.755          0.883             --
                                                       2003      0.597          0.755             --
                                                       2002      0.810          0.597             --
                                                       2001      1.186          0.810             --
                                                       2000      1.569          1.186             --
                                                       1999      1.000          1.569             --

  LMPVPIII Large Cap Growth Subaccount (3/99)........  2006      1.030          1.068             --
                                                       2005      0.987          1.030             --
                                                       2004      0.991          0.987             --
                                                       2003      0.677          0.991             --
                                                       2002      0.907          0.677             --
                                                       2001      1.045          0.907             --
                                                       2000      1.132          1.045             --
                                                       1999      1.000          1.132             --

  LMPVPIII Social Awareness Stock Subaccount (3/99)..  2006      0.957          1.023             --
                                                       2005      0.925          0.957             --
                                                       2004      0.877          0.925             --
                                                       2003      0.686          0.877             --
                                                       2002      0.921          0.686             --
                                                       2001      1.100          0.921             --
                                                       2000      1.115          1.100             --
                                                       1999      1.000          1.115             --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.138          1.323             --
                                                       2005      1.111          1.138             --
                                                       2004      0.968          1.111             --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (7/04).............................................  2006      1.251          1.392             --
                                                       2005      1.165          1.251             --
                                                       2004      1.007          1.165             --

Managed Assets Trust
  Managed Assets Trust (3/99)........................  2006      1.243          1.286             --
                                                       2005      1.206          1.243             --
                                                       2004      1.111          1.206             --
                                                       2003      0.918          1.111             --
                                                       2002      1.013          0.918             --
                                                       2001      1.076          1.013             --
                                                       2000      1.102          1.076             --
                                                       1999      1.000          1.102             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.899             --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.130             --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.072             --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.346             --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          0.716             --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.366             --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.166             --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.083             --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.015             --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.030             --

  MIST MFS Value Subaccount (Class A) (1/70).........  2006      1.000          1.432             --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.227             --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          1.024             --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.118             --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.534             --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.343             --

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (3/99)...................................  2006      1.377          1.425             --
                                                       2005      1.360          1.377             --
                                                       2004      1.310          1.360             --
                                                       2003      1.251          1.310             --
                                                       2002      1.157          1.251             --
                                                       2001      1.092          1.157             --
                                                       2000      0.979          1.092             --
                                                       1999      1.000          0.979             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MetLife Investment International Stock Subaccount
  (Class I) (3/99)...................................  2006      1.165          1.462             --
                                                       2005      1.024          1.165             --
                                                       2004      0.899          1.024             --
                                                       2003      0.697          0.899             --
                                                       2002      0.904          0.697             --
                                                       2001      1.160          0.904             --
                                                       2000      1.272          1.160             --
                                                       1999      1.000          1.272             --

  MetLife Investment Large Company Stock Subaccount
  (Class I) (3/99)...................................  2006      0.789          0.881             --
                                                       2005      0.746          0.789             --
                                                       2004      0.683          0.746             --
                                                       2003      0.537          0.683             --
                                                       2002      0.702          0.537             --
                                                       2001      0.840          0.702             --
                                                       2000      0.995          0.840             --
                                                       1999      1.000          0.995             --

  MetLife Investment Small Company Stock Subaccount
  (Class I) (3/99)...................................  2006      2.101          2.369             --
                                                       2005      1.974          2.101             --
                                                       2004      1.732          1.974             --
                                                       2003      1.220          1.732             --
                                                       2002      1.612          1.220             --
                                                       2001      1.600          1.612             --
                                                       2000      1.465          1.600             --
                                                       1999      1.000          1.465             --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.095             --

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.349             --

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.196             --

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          0.968             --

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.396             --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.081             --
                                                       2005      1.000          1.000             --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.047             --
                                                       2005      1.000          1.000             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.053             --
                                                       2005      1.000          1.000             --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.058             --
                                                       2005      1.000          1.000             --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.112             --
                                                       2005      1.000          1.000             --

  MSF MFS Total Return Subaccount (Class F) (1/70)...  2006      1.000          1.558             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70) *...........................................  2006      1.000          1.056             --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.684             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.453             --

Money Market Portfolio
  Money Market Subaccount (4/99).....................  2006      1.151          1.164             --
                                                       2005      1.127          1.151             --
                                                       2004      1.125          1.127             --
                                                       2003      1.125          1.125             --
                                                       2002      1.119          1.125             --
                                                       2001      1.087          1.119             --
                                                       2000      1.032          1.087             --
                                                       1999      1.000          1.032             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04).....................................  2006      1.131          1.198             --
                                                       2005      1.078          1.131             --
                                                       2004      0.975          1.078             --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (7/05)......................................  2006      1.012          1.011             --
                                                       2005      1.000          1.012             --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/01)......................................  2006      1.260          1.298             --
                                                       2005      1.240          1.260             --
                                                       2004      1.192          1.240             --
                                                       2003      1.144          1.192             --
                                                       2002      1.057          1.144             --
                                                       2001      1.000          1.057             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (12/01)............................................  2006      0.839          0.925             --
                                                       2005      0.789          0.839             --
                                                       2004      0.739          0.789             --
                                                       2003      0.564          0.739             --
                                                       2002      0.808          0.564             --
                                                       2001      1.000          0.808             --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.150          1.457             --
                                                       2005      1.033          1.150             --
                                                       2004      0.897          1.033             --
                                                       2003      0.703          0.897             --
                                                       2002      0.861          0.703             --
                                                       2001      1.000          0.861             --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01).............................................  2006      1.749          2.035             --
                                                       2005      1.647          1.749             --
                                                       2004      1.315          1.647             --
                                                       2003      0.886          1.315             --
                                                       2002      1.093          0.886             --
                                                       2001      1.000          1.093             --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/01)............................................  2006      0.957          1.022             --
                                                       2005      0.887          0.957             --
                                                       2004      0.840          0.887             --
                                                       2003      0.654          0.840             --
                                                       2002      0.867          0.654             --
                                                       2001      1.000          0.867             --

  Travelers Convertible Securities Subaccount
  (5/04).............................................  2006      1.035          1.106             --
                                                       2005      1.040          1.035             --
                                                       2004      0.990          1.040             --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/99).............................................  2006      1.812          1.984             --
                                                       2005      1.625          1.812             --
                                                       2004      1.406          1.625             --
                                                       2003      1.060          1.406             --
                                                       2002      1.247          1.060             --
                                                       2001      1.310          1.247             --
                                                       2000      1.132          1.310             --
                                                       1999      1.000          1.132             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Equity Income Subaccount (3/99)..........  2006      1.285          1.354             --
                                                       2005      1.240          1.285             --
                                                       2004      1.137          1.240             --
                                                       2003      0.874          1.137             --
                                                       2002      1.024          0.874             --
                                                       2001      1.105          1.024             --
                                                       2000      1.021          1.105             --
                                                       1999      1.000          1.021             --

  Travelers Federated Stock Subaccount (4/99)........  2006      1.163          1.208             --
                                                       2005      1.113          1.163             --
                                                       2004      1.015          1.113             --
                                                       2003      0.802          1.015             --
                                                       2002      1.002          0.802             --
                                                       2001      0.993          1.002             --
                                                       2000      0.965          0.993             --
                                                       1999      1.000          0.965             --

  Travelers Large Cap Subaccount (3/99)..............  2006      0.919          0.949             --
                                                       2005      0.852          0.919             --
                                                       2004      0.807          0.852             --
                                                       2003      0.652          0.807             --
                                                       2002      0.851          0.652             --
                                                       2001      1.038          0.851             --
                                                       2000      1.224          1.038             --
                                                       1999      1.000          1.224             --

  Travelers Mercury Large Cap Core Subaccount
  (3/99).............................................  2006      0.997          1.061             --
                                                       2005      0.897          0.997             --
                                                       2004      0.780          0.897             --
                                                       2003      0.649          0.780             --
                                                       2002      0.874          0.649             --
                                                       2001      1.136          0.874             --
                                                       2000      1.213          1.136             --
                                                       1999      1.000          1.213             --

  Travelers MFS Mid Cap Growth Subaccount (5/99).....  2006      1.052          1.116             --
                                                       2005      1.029          1.052             --
                                                       2004      0.909          1.029             --
                                                       2003      0.668          0.909             --
                                                       2002      1.317          0.668             --
                                                       2001      1.739          1.317             --
                                                       2000      1.603          1.739             --
                                                       1999      1.000          1.603             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (4/99).......  2006      1.400          1.449             --
                                                       2005      1.371          1.400             --
                                                       2004      1.240          1.371             --
                                                       2003      1.073          1.240             --
                                                       2002      1.141          1.073             --
                                                       2001      1.150          1.141             --
                                                       2000      0.994          1.150             --
                                                       1999      1.000          0.994             --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.190          1.289             --
                                                       2005      1.127          1.190             --
                                                       2004      0.969          1.127             --

  Travelers Mondrian International Stock Subaccount
  (4/99).............................................  2006      1.055          1.215             --
                                                       2005      0.971          1.055             --
                                                       2004      0.846          0.971             --
                                                       2003      0.663          0.846             --
                                                       2002      0.768          0.663             --
                                                       2001      1.049          0.768             --
                                                       2000      1.194          1.049             --
                                                       1999      1.000          1.194             --

  Travelers Pioneer Fund Subaccount (5/99)...........  2006      0.890          0.947             --
                                                       2005      0.847          0.890             --
                                                       2004      0.768          0.847             --
                                                       2003      0.625          0.768             --
                                                       2002      0.903          0.625             --
                                                       2001      1.183          0.903             --
                                                       2000      0.959          1.183             --
                                                       1999      1.000          0.959             --

  Travelers Pioneer Mid Cap Value Subaccount (7/05)..  2006      1.001          1.057             --
                                                       2005      1.000          1.001             --

  Travelers Pioneer Strategic Income Subaccount
  (6/99).............................................  2006      1.455          1.473             --
                                                       2005      1.415          1.455             --
                                                       2004      1.285          1.415             --
                                                       2003      1.084          1.285             --
                                                       2002      1.032          1.084             --
                                                       2001      0.998          1.032             --
                                                       2000      1.010          0.998             --
                                                       1999      1.000          1.010             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Quality Bond Subaccount (3/99)...........  2006      1.300          1.292             --
                                                       2005      1.290          1.300             --
                                                       2004      1.259          1.290             --
                                                       2003      1.186          1.259             --
                                                       2002      1.130          1.186             --
                                                       2001      1.063          1.130             --
                                                       2000      1.002          1.063             --
                                                       1999      1.000          1.002             --

  Travelers Strategic Equity Subaccount (3/99).......  2006      0.871          0.911             --
                                                       2005      0.861          0.871             --
                                                       2004      0.787          0.861             --
                                                       2003      0.598          0.787             --
                                                       2002      0.908          0.598             --
                                                       2001      1.057          0.908             --
                                                       2000      1.303          1.057             --
                                                       1999      1.000          1.303             --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)..................................  2006      1.000          1.032             --
                                                       2005      1.000          1.000             --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)..................................  2006      1.000          1.000             --
                                                       2005      1.000          1.000             --

  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.445          1.396             --
                                                       2005      1.396          1.445             --
                                                       2004      1.326          1.396             --
                                                       2003      1.301          1.326             --
                                                       2002      1.154          1.301             --
                                                       2001      1.099          1.154             --
                                                       2000      0.968          1.099             --
                                                       1999      1.000          0.968             --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (8/03).............................................  2006      1.512          1.741             --
                                                       2005      1.464          1.512             --
                                                       2004      1.257          1.464             --
                                                       2003      1.000          1.257             --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/01)............................................  2006      0.875          0.926             --
                                                       2005      0.817          0.875             --
                                                       2004      0.794          0.817             --
                                                       2003      0.637          0.794             --
                                                       2002      0.911          0.637             --
                                                       2001      1.000          0.911             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (1/02).........................................  2006      0.778          0.792             --
                                                       2005      0.729          0.778             --
                                                       2004      0.688          0.729             --
                                                       2003      0.546          0.688             --
                                                       2002      0.817          0.546             --
                                                       2001      1.000          0.817             --

Variable Insurance Products Fund
  VIP Asset Manager Subaccount (Service Class 2)
  (6/00).............................................  2006      1.019          1.057             --
                                                       2005      0.990          1.019             --
                                                       2004      0.949          0.990             --
                                                       2003      0.813          0.949             --
                                                       2002      0.900          0.813             --
                                                       2001      0.949          0.900             --
                                                       2000      1.000          0.949             --

  VIP Contrafund Subaccount (Service Class 2)
  (9/01).............................................  2006      1.432          1.583             --
                                                       2005      1.238          1.432             --
                                                       2004      1.083          1.238             --
                                                       2003      0.852          1.083             --
                                                       2002      0.950          0.852             --
                                                       2001      1.000          0.950             --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.157          1.306             --
                                                       2005      0.966          1.157             --
                                                       2004      0.962          0.966             --
                                                       2003      0.776          0.962             --
                                                       2002      0.846          0.776             --
                                                       2001      1.000          0.846             --

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.830          2.040             --
                                                       2005      1.563          1.830             --
                                                       2004      1.264          1.563             --
                                                       2003      0.921          1.264             --
                                                       2002      1.032          0.921             --
                                                       2001      1.000          1.032             --

                                   SEPARATE ACCOUNT CHARGES 0.80% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (7/99)..................................  2006      1.358          1.559             --
                                                       2005      1.175          1.358             --
                                                       2004      1.014          1.175             --
                                                       2003      0.739          1.014             --
                                                       2002      0.969          0.739             --
                                                       2001      0.938          0.969             --
                                                       2000      0.877          0.938             --
                                                       1999      1.000          0.877             --




                      SEPARATE ACCOUNT CHARGES 0.80% 25 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.323             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.425             --

The Travelers Series Trust
  Travelers Quality Bond Subaccount (3/99)...........  2006      1.279          1.269             --
                                                       2005      1.271          1.279             --
                                                       2004      1.244          1.271             --
                                                       2003      1.175          1.244             --
                                                       2002      1.122          1.175             --
                                                       2001      1.058          1.122             --
                                                       2000      1.000          1.058             --
                                                       1999      1.000          1.000             --

  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.421          1.372             --
                                                       2005      1.376          1.421             --
                                                       2004      1.310          1.376             --
                                                       2003      1.289          1.310             --
                                                       2002      1.146          1.289             --
                                                       2001      1.094          1.146             --
                                                       2000      0.966          1.094             --
                                                       1999      1.000          0.966             --

                      SEPARATE ACCOUNT CHARGES 0.80% 43 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.305             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.405             --

The Travelers Series Trust
  Travelers Quality Bond Subaccount (3/99)...........  2006      1.263          1.253             --
                                                       2005      1.258          1.263             --
                                                       2004      1.233          1.258             --
                                                       2003      1.167          1.233             --
                                                       2002      1.117          1.167             --
                                                       2001      1.055          1.117             --
                                                       2000      0.999          1.055             --
                                                       1999      1.000          0.999             --

  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.403          1.354             --
                                                       2005      1.362          1.403             --
                                                       2004      1.299          1.362             --
                                                       2003      1.280          1.299             --
                                                       2002      1.140          1.280             --
                                                       2001      1.091          1.140             --
                                                       2000      0.965          1.091             --
                                                       1999      1.000          0.965             --




                      SEPARATE ACCOUNT CHARGES 0.80% 62 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.937          1.064           15,404
                                                       2005      0.912          0.937           13,816
                                                       2004      0.839          0.912           14,761
                                                       2003      0.666          0.839           15,472
                                                       2002      0.871          0.666           16,623
                                                       2001      1.008          0.871           17,808
                                                       2000      1.127          1.008           22,462
                                                       1999      1.000          1.127               --

                      SEPARATE ACCOUNT CHARGES 0.80% 110 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.907          1.025             --
                                                       2005      0.887          0.907             --
                                                       2004      0.820          0.887             --
                                                       2003      0.654          0.820             --
                                                       2002      0.859          0.654             --
                                                       2001      0.999          0.859             --
                                                       2000      1.123          0.999             --
                                                       1999      1.000          1.123             --




                      SEPARATE ACCOUNT CHARGES 1.25% 3% AIR



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (1/70)..  2006      1.000          1.082            136,433

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      0.821          0.864                 --
                                                       2005      0.787          0.821            179,949
                                                       2004      0.754          0.787            186,960
                                                       2003      0.610          0.754            221,312
                                                       2002      0.886          0.610            222,446
                                                       2001      1.000          0.886            102,789

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.245          1.481            938,035
                                                       2005      1.105          1.245            537,261
                                                       2004      1.010          1.105            149,343

  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.248          1.359          2,142,900
                                                       2005      1.088          1.248          1,491,998
                                                       2004      0.970          1.088            292,002

  American Funds Growth-Income Subaccount (Class 2)
  (5/04).............................................  2006      1.128          1.283          2,117,206
                                                       2005      1.079          1.128          1,458,826
                                                       2004      0.979          1.079            374,376

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (5/00)...................  2006      0.682          0.676                 --
                                                       2005      0.584          0.682         20,078,284
                                                       2004      0.495          0.584         20,166,601
                                                       2003      0.401          0.495         21,432,338
                                                       2002      0.542          0.401         22,659,093
                                                       2001      0.743          0.542         23,468,703
                                                       2000      1.000          0.743         18,629,244

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/99).............................................  2006      1.740          2.277            856,344
                                                       2005      1.377          1.740          1,196,604
                                                       2004      1.116          1.377          1,293,414
                                                       2003      0.791          1.116          1,320,224
                                                       2002      0.906          0.791          1,367,461
                                                       2001      1.015          0.906          1,261,396
                                                       2000      1.502          1.015          1,387,952
                                                       1999      1.000          1.502            563,587

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (7/99).............................................  2006      2.445          3.203                 --
                                                       2005      2.310          2.445          2,344,017
                                                       2004      1.780          2.310          2,341,913
                                                       2003      1.345          1.780          1,886,837
                                                       2002      1.303          1.345          1,701,926
                                                       2001      1.213          1.303            568,575
                                                       2000      0.935          1.213            284,819
                                                       1999      1.000          0.935             22,639

  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (4/99)......................................  2006      2.159          2.477          2,218,951
                                                       2005      1.998          2.159          2,596,008
                                                       2004      1.665          1.998          2,625,879
                                                       2003      1.188          1.665          2,520,879
                                                       2002      1.274          1.188          2,275,312
                                                       2001      1.153          1.274          1,023,318
                                                       2000      0.988          1.153            319,706
                                                       1999      1.000          0.988            184,589

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (3/99).....................................  2006      0.996          1.146          3,134,078
                                                       2005      0.966          0.996          3,688,677
                                                       2004      0.931          0.966          4,331,406
                                                       2003      0.778          0.931          4,997,871
                                                       2002      0.946          0.778          5,185,802
                                                       2001      1.057          0.946          5,446,028
                                                       2000      1.077          1.057          4,996,243
                                                       1999      1.000          1.077          2,447,252

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/99).....................................  2006      1.530          1.568          4,988,882
                                                       2005      1.464          1.530          6,547,133
                                                       2004      1.332          1.464          7,497,614
                                                       2003      1.024          1.332          7,588,481
                                                       2002      1.282          1.024          7,605,604
                                                       2001      1.383          1.282          7,164,578
                                                       2000      1.236          1.383          5,489,701
                                                       1999      1.000          1.236          1,060,068

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.458          1.704                 --
                                                       2005      1.335          1.458            142,960
                                                       2004      1.200          1.335             82,518
                                                       2003      1.000          1.200              7,732

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/04)........................  2006      1.548          1.958            607,332
                                                       2005      1.230          1.548            550,874
                                                       2004      0.971          1.230             49,682

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.254          1.505            891,217
                                                       2005      1.153          1.254            755,733
                                                       2004      0.962          1.153            181,735

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/04)...................................  2006      1.207          1.452                 --
                                                       2005      1.123          1.207          2,054,851
                                                       2004      1.021          1.123            525,836

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (5/99).......................  2006      1.492          1.528                 --
                                                       2005      1.491          1.492          4,835,438
                                                       2004      1.389          1.491          5,133,946
                                                       2003      1.089          1.389          4,863,739
                                                       2002      1.054          1.089          4,108,977
                                                       2001      0.974          1.054          3,091,010
                                                       2000      0.977          0.974          2,504,885
                                                       1999      1.000          0.977            879,832

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.130          1.168                 --
                                                       2005      1.062          1.130          1,362,561
                                                       2004      0.993          1.062          1,405,488
                                                       2003      0.884          0.993          1,458,079
                                                       2002      0.960          0.884          1,287,096
                                                       2001      1.000          0.960            288,529

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (8/01).....................................  2006      0.957          1.071            454,963
                                                       2005      0.865          0.957            307,307
                                                       2004      0.727          0.865            212,598
                                                       2003      0.546          0.727            128,580
                                                       2002      0.770          0.546             85,735
                                                       2001      1.000          0.770             76,227

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.589          0.686          6,208,300
                                                       2005      0.565          0.589          7,821,091
                                                       2004      0.547          0.565          9,163,991
                                                       2003      0.448          0.547          9,939,636
                                                       2002      0.610          0.448         10,635,257
                                                       2001      0.799          0.610         10,487,343
                                                       2000      1.000          0.799          8,681,668

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.154          1.299                 --
                                                       2005      1.123          1.154            310,533
                                                       2004      1.009          1.123            231,226

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (5/01)..........  2006      0.802          0.934            202,548
                                                       2005      0.814          0.802            218,197
                                                       2004      0.797          0.814            338,590
                                                       2003      0.654          0.797            248,700
                                                       2002      0.895          0.654            108,360
                                                       2001      1.000          0.895             66,387

  LMPIS Premier Selections All Cap Growth Subaccount
  (6/01).............................................  2006      0.916          0.971             57,906
                                                       2005      0.872          0.916             19,154
                                                       2004      0.858          0.872             44,028
                                                       2003      0.647          0.858             28,134
                                                       2002      0.895          0.647             14,025
                                                       2001      1.000          0.895              5,930

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (5/01).............................................  2006      1.152          1.284            224,664
                                                       2005      1.112          1.152            259,539
                                                       2004      0.974          1.112            272,596
                                                       2003      0.695          0.974            178,822
                                                       2002      0.946          0.695            114,616
                                                       2001      1.000          0.946             25,573

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (3/99).........  2006      1.598          1.864          6,046,128
                                                       2005      1.555          1.598          7,798,901
                                                       2004      1.454          1.555          8,525,221
                                                       2003      1.059          1.454          7,991,433
                                                       2002      1.431          1.059          7,710,523
                                                       2001      1.422          1.431          6,509,733
                                                       2000      1.218          1.422          3,944,667
                                                       1999      1.000          1.218          1,398,956

  LMPVPI Investors Subaccount (Class I) (3/99).......  2006      1.331          1.554          2,461,379
                                                       2005      1.265          1.331          2,961,374
                                                       2004      1.160          1.265          3,276,334
                                                       2003      0.888          1.160          3,212,108
                                                       2002      1.168          0.888          3,254,316
                                                       2001      1.234          1.168          3,125,888
                                                       2000      1.084          1.234          1,626,667
                                                       1999      1.000          1.084            665,635

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/01).............................................  2006      1.084          1.207            467,258
                                                       2005      1.046          1.084            625,757
                                                       2004      0.920          1.046            598,446
                                                       2003      0.626          0.920            419,725
                                                       2002      0.971          0.626            317,694
                                                       2001      1.000          0.971            121,505

  LMPVPI Total Return Subaccount (Class I) (3/99)....  2006      1.202          1.337            447,346
                                                       2005      1.178          1.202            464,579
                                                       2004      1.097          1.178            505,219
                                                       2003      0.958          1.097            533,550
                                                       2002      1.042          0.958            475,598
                                                       2001      1.064          1.042            328,271
                                                       2000      0.998          1.064            216,675
                                                       1999      1.000          0.998            163,763

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (8/01).............  2006      1.043          1.182          2,667,924
                                                       2005      1.013          1.043          3,087,500
                                                       2004      0.942          1.013          3,121,998
                                                       2003      0.766          0.942          2,700,590
                                                       2002      0.941          0.766          1,764,167
                                                       2001      1.000          0.941            159,167

  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.948          1.078         14,650,908
                                                       2005      0.921          0.948         19,343,766
                                                       2004      0.846          0.921         20,918,117
                                                       2003      0.671          0.846         21,224,167
                                                       2002      0.875          0.671         19,946,906
                                                       2001      1.011          0.875         18,876,693
                                                       2000      1.129          1.011         15,972,202
                                                       1999      1.000          1.129          5,953,238

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.084          1.251          6,608,958
                                                       2005      1.048          1.084          7,888,691
                                                       2004      0.981          1.048          8,977,453
                                                       2003      0.716          0.981          8,237,997
                                                       2002      0.921          0.716          7,006,816
                                                       2001      1.000          0.921          2,671,191

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (10/03)............................................  2006      1.010          1.038            229,880
                                                       2005      0.999          1.010            263,093
                                                       2004      1.000          0.999            277,303
                                                       2003      1.000          1.000             12,295

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.001          1.075          9,206,519
                                                       2005      0.908          1.001         10,995,877
                                                       2004      0.836          0.908         11,860,702
                                                       2003      0.629          0.836          9,708,546
                                                       2002      0.946          0.629          6,977,294
                                                       2001      1.000          0.946          3,242,797

  LMPVPIII High Income Subaccount (5/99).............  2006      1.153          1.263            721,265
                                                       2005      1.137          1.153            785,522
                                                       2004      1.043          1.137            971,498
                                                       2003      0.828          1.043            904,827
                                                       2002      0.866          0.828            398,339
                                                       2001      0.912          0.866            326,040
                                                       2000      1.004          0.912            283,761
                                                       1999      1.000          1.004            174,517

  LMPVPIII International All Cap Growth Subaccount
  (3/99).............................................  2006      0.949          1.179          1,506,045
                                                       2005      0.860          0.949          1,903,600
                                                       2004      0.739          0.860          2,412,532
                                                       2003      0.587          0.739          2,627,323
                                                       2002      0.800          0.587          2,866,785
                                                       2001      1.177          0.800          3,135,295
                                                       2000      1.563          1.177          3,218,634
                                                       1999      1.000          1.563            942,437

  LMPVPIII Large Cap Growth Subaccount (3/99)........  2006      0.999          1.032          4,738,366
                                                       2005      0.961          0.999          6,531,720
                                                       2004      0.970          0.961          8,385,153
                                                       2003      0.666          0.970          7,724,150
                                                       2002      0.896          0.666          6,231,231
                                                       2001      1.037          0.896          6,815,572
                                                       2000      1.128          1.037          6,508,869
                                                       1999      1.000          1.128          2,808,440

  LMPVPIII Social Awareness Stock Subaccount (3/99)..  2006      0.929          0.988          2,425,493
                                                       2005      0.901          0.929          3,190,306
                                                       2004      0.859          0.901          3,906,470
                                                       2003      0.675          0.859          4,114,361
                                                       2002      0.909          0.675          4,204,405
                                                       2001      1.092          0.909          4,662,446
                                                       2000      1.111          1.092          3,740,424
                                                       1999      1.000          1.111          1,692,027

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.129          1.308            591,764
                                                       2005      1.107          1.129            517,278
                                                       2004      0.967          1.107            268,562

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (7/04).............................................  2006      1.241          1.376            395,108
                                                       2005      1.161          1.241            398,145
                                                       2004      1.006          1.161            185,019

Managed Assets Trust
  Managed Assets Trust (3/99)........................  2006      1.206          1.245                 --
                                                       2005      1.176          1.206         17,758,349
                                                       2004      1.088          1.176         19,266,940
                                                       2003      0.903          1.088         18,510,619
                                                       2002      1.000          0.903         17,701,490
                                                       2001      1.000          1.000         18,901,460
                                                       2001      1.067          1.000                 --
                                                       2000      1.098          1.067         17,098,984
                                                       1999      1.000          1.098                 --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.836          2,941,453

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.091            909,942

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.068             84,781

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.301          1,409,547

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          0.694         14,636,369

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.319         13,263,211

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.152            405,978

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.080          1,427,853

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          0.989            387,561

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026             14,261

  MIST MFS Value Subaccount (Class A) (1/70).........  2006      1.000          1.415            710,109

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.223          5,500,471

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          0.989          1,549,024

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.111             54,453

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.483          1,117,581

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.327            247,329

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (3/99)...................................  2006      1.336          1.376         55,509,201
                                                       2005      1.325          1.336         66,790,179
                                                       2004      1.282          1.325         66,487,051
                                                       2003      1.230          1.282         55,700,887
                                                       2002      1.143          1.230         55,075,081
                                                       2001      1.083          1.143         41,752,556
                                                       2000      0.976          1.083         13,300,853
                                                       1999      1.000          0.976          3,629,750

  MetLife Investment International Stock Subaccount
  (Class I) (3/99)...................................  2006      1.130          1.412         27,223,716
                                                       2005      0.998          1.130         36,792,511
                                                       2004      0.880          0.998         39,168,316
                                                       2003      0.685          0.880         36,390,928
                                                       2002      0.893          0.685         34,603,237
                                                       2001      1.151          0.893         24,386,543
                                                       2000      1.267          1.151         12,244,917
                                                       1999      1.000          1.267          3,413,512

  MetLife Investment Large Company Stock Subaccount
  (Class I) (3/99)...................................  2006      0.765          0.851         65,624,978
                                                       2005      0.726          0.765         81,386,722
                                                       2004      0.668          0.726         84,604,803
                                                       2003      0.528          0.668         73,000,402
                                                       2002      0.693          0.528         62,427,499
                                                       2001      0.833          0.693         42,480,505
                                                       2000      0.992          0.833         22,805,100
                                                       1999      1.000          0.992          5,697,520

  MetLife Investment Small Company Stock Subaccount
  (Class I) (3/99)...................................  2006      2.038          2.288         12,233,254
                                                       2005      1.924          2.038         15,889,617
                                                       2004      1.695          1.924         16,944,532
                                                       2003      1.199          1.695         15,965,548
                                                       2002      1.592          1.199         13,461,238
                                                       2001      1.587          1.592         10,561,096
                                                       2000      1.460          1.587          9,235,726
                                                       1999      1.000          1.460          2,542,636

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.058          2,602,183

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.303          4,547,985

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.156          9,339,804

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          0.934         12,000,932

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.348          8,169,719

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.078             69,309
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.044                 --
                                                       2005      1.000          1.000                 --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.050             72,093
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.055            338,396
                                                       2005      1.000          1.000                 --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.107            396,457
                                                       2005      1.000          1.000                 --

  MSF MFS Total Return Subaccount (Class F) (1/70)...  2006      1.000          1.505         15,011,193

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70) *...........................................  2006      1.000          1.053          2,882,564

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.627          3,958,820

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.403          7,320,260

Money Market Portfolio
  Money Market Subaccount (4/99).....................  2006      1.116          1.128                 --
                                                       2005      1.099          1.116         10,345,287
                                                       2004      1.101          1.099         11,972,099
                                                       2003      1.107          1.101         14,391,148
                                                       2002      1.105          1.107         19,138,733
                                                       2001      1.078          1.105         16,519,464
                                                       2000      1.028          1.078         12,443,637
                                                       1999      1.000          1.028          5,359,933

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount (Service
  Shares) (5/04).....................................  2006      1.122          1.187                 --
                                                       2005      1.075          1.122            153,510
                                                       2004      0.974          1.075             64,371

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (7/05)......................................  2006      1.010          1.004            161,444
                                                       2005      1.000          1.010            149,343

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/01)......................................  2006      1.234          1.266          4,807,645
                                                       2005      1.220          1.234          5,328,592
                                                       2004      1.178          1.220          5,331,824
                                                       2003      1.135          1.178          5,474,030
                                                       2002      1.054          1.135          4,516,791
                                                       2001      1.000          1.054            218,805

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (12/01)............................................  2006      0.822          0.901            100,618
                                                       2005      0.776          0.822             80,758
                                                       2004      0.730          0.776             81,229
                                                       2003      0.560          0.730             87,768
                                                       2002      0.806          0.560            100,451
                                                       2001      1.000          0.806                417

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.126          1.421            910,809
                                                       2005      1.016          1.126            881,748
                                                       2004      0.886          1.016            885,854
                                                       2003      0.698          0.886            862,671
                                                       2002      0.858          0.698            689,548
                                                       2001      1.000          0.858             98,472

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01).............................................  2006      1.713          1.984          2,667,680
                                                       2005      1.620          1.713          3,075,323
                                                       2004      1.300          1.620          3,050,052
                                                       2003      0.879          1.300          2,130,413
                                                       2002      1.090          0.879          1,954,682
                                                       2001      1.000          1.090            389,214

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/01)............................................  2006      0.937          0.999                 --
                                                       2005      0.872          0.937            586,407
                                                       2004      0.830          0.872            771,149
                                                       2003      0.650          0.830            771,142
                                                       2002      0.864          0.650            797,904
                                                       2001      1.000          0.864                 --

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (5/04).............................................  2006      1.028          1.096                 --
                                                       2005      1.037          1.028             84,402
                                                       2004      0.990          1.037             64,342

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/99).............................................  2006      1.759          1.924                 --
                                                       2005      1.585          1.759          3,853,199
                                                       2004      1.378          1.585          4,125,218
                                                       2003      1.043          1.378          4,143,677
                                                       2002      1.233          1.043          4,104,987
                                                       2001      1.301          1.233          3,115,340
                                                       2000      1.129          1.301          1,801,861
                                                       1999      1.000          1.129            131,236

  Travelers Equity Income Subaccount (3/99)..........  2006      1.246          1.311                 --
                                                       2005      1.208          1.246         10,603,524
                                                       2004      1.113          1.208         11,224,792
                                                       2003      0.859          1.113         10,063,251
                                                       2002      1.011          0.859          8,843,180
                                                       2001      1.096          1.011          6,878,161
                                                       2000      1.017          1.096          4,760,672
                                                       1999      1.000          1.017          2,462,986

  Travelers Federated Stock Subaccount (4/99)........  2006      1.129          1.170                 --
                                                       2005      1.085          1.129            913,866
                                                       2004      0.994          1.085          1,172,424
                                                       2003      0.789          0.994          1,305,879
                                                       2002      0.990          0.789          1,334,566
                                                       2001      0.986          0.990            750,120
                                                       2000      0.962          0.986            500,956
                                                       1999      1.000          0.962            342,000

  Travelers Large Cap Subaccount (3/99)..............  2006      0.891          0.920                 --
                                                       2005      0.830          0.891          7,110,901
                                                       2004      0.789          0.830          8,433,992
                                                       2003      0.641          0.789          8,803,827
                                                       2002      0.841          0.641          9,099,937
                                                       2001      1.030          0.841          9,336,726
                                                       2000      1.219          1.030          8,737,631
                                                       1999      1.000          1.219          2,827,437

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mercury Large Cap Core Subaccount
  (3/99).............................................  2006      0.967          1.028                 --
                                                       2005      0.874          0.967            891,471
                                                       2004      0.764          0.874            914,605
                                                       2003      0.638          0.764            925,010
                                                       2002      0.863          0.638            906,193
                                                       2001      1.127          0.863          1,244,517
                                                       2000      1.209          1.127          1,184,412
                                                       1999      1.000          1.209            169,528

  Travelers MFS Mid Cap Growth Subaccount (5/99).....  2006      1.021          1.081                 --
                                                       2005      1.003          1.021          3,548,211
                                                       2004      0.890          1.003          4,141,184
                                                       2003      0.658          0.890          4,626,085
                                                       2002      1.301          0.658          4,763,801
                                                       2001      1.726          1.301          5,526,623
                                                       2000      1.598          1.726          4,877,373
                                                       1999      1.000          1.598            519,757

  Travelers MFS Total Return Subaccount (4/99).......  2006      1.359          1.404                 --
                                                       2005      1.336          1.359         12,976,194
                                                       2004      1.214          1.336         13,298,651
                                                       2003      1.055          1.214         12,199,587
                                                       2002      1.127          1.055         11,066,498
                                                       2001      1.142          1.127          6,827,545
                                                       2000      0.991          1.142          3,061,099
                                                       1999      1.000          0.991            822,665

  Travelers MFS Value Subaccount (5/04)..............  2006      1.181          1.278                 --
                                                       2005      1.123          1.181            533,948
                                                       2004      0.969          1.123            244,994

  Travelers Mondrian International Stock Subaccount
  (4/99).............................................  2006      1.024          1.178                 --
                                                       2005      0.947          1.024          1,254,109
                                                       2004      0.828          0.947          1,335,961
                                                       2003      0.652          0.828            819,351
                                                       2002      0.759          0.652            676,518
                                                       2001      1.041          0.759            357,698
                                                       2000      1.190          1.041            325,277
                                                       1999      1.000          1.190            118,109

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (5/99)...........  2006      0.864          0.918                 --
                                                       2005      0.825          0.864          1,920,696
                                                       2004      0.752          0.825          2,079,574
                                                       2003      0.615          0.752          2,413,382
                                                       2002      0.893          0.615          2,717,974
                                                       2001      1.174          0.893          3,330,826
                                                       2000      0.956          1.174          2,495,494
                                                       1999      1.000          0.956            426,556

  Travelers Pioneer Mid Cap Value Subaccount (7/05)..  2006      0.999          1.053                 --
                                                       2005      1.000          0.999             35,272

  Travelers Pioneer Strategic Income Subaccount
  (6/99).............................................  2006      1.413          1.428                 --
                                                       2005      1.380          1.413          1,170,291
                                                       2004      1.259          1.380            856,031
                                                       2003      1.067          1.259            829,179
                                                       2002      1.020          1.067            766,337
                                                       2001      0.991          1.020            471,935
                                                       2000      1.007          0.991            316,519
                                                       1999      1.000          1.007            188,752

  Travelers Quality Bond Subaccount (3/99)...........  2006      1.261          1.251                 --
                                                       2005      1.257          1.261          5,913,541
                                                       2004      1.232          1.257          6,168,939
                                                       2003      1.166          1.232          7,124,797
                                                       2002      1.116          1.166          6,632,682
                                                       2001      1.055          1.116          4,993,526
                                                       2000      0.998          1.055          2,776,420
                                                       1999      1.000          0.998          1,489,904

  Travelers Strategic Equity Subaccount (3/99).......  2006      0.845          0.883                 --
                                                       2005      0.838          0.845          9,569,371
                                                       2004      0.770          0.838         11,640,459
                                                       2003      0.588          0.770         12,884,572
                                                       2002      0.897          0.588         13,880,086
                                                       2001      1.048          0.897         15,443,471
                                                       2000      1.298          1.048         14,295,924
                                                       1999      1.000          1.298          4,867,877

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)..................................  2006      1.000          1.032                 --
                                                       2005      1.000          1.000                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)..................................  2006      1.000          1.000                 --
                                                       2005      1.000          1.000                 --

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.401          1.352                 --
                                                       2005      1.360          1.401          9,262,920
                                                       2004      1.298          1.360         10,285,926
                                                       2003      1.279          1.298         12,875,470
                                                       2002      1.140          1.279         13,561,473
                                                       2001      1.091          1.140          5,799,178
                                                       2000      0.965          1.091          2,991,693
                                                       1999      1.000          0.965          1,134,380

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (8/03).............................................  2006      1.494          1.712            573,321
                                                       2005      1.453          1.494            742,872
                                                       2004      1.253          1.453            305,271
                                                       2003      1.000          1.253             43,676

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/01)............................................  2006      0.857          0.903             68,392
                                                       2005      0.804          0.857             57,135
                                                       2004      0.784          0.804             57,135
                                                       2003      0.632          0.784             57,287
                                                       2002      0.909          0.632             13,084
                                                       2001      1.000          0.909              4,883

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (1/02).........................................  2006      0.762          0.772            206,943
                                                       2005      0.717          0.762            241,833
                                                       2004      0.680          0.717            164,650
                                                       2003      0.542          0.680            145,755
                                                       2002      0.815          0.542            187,292
                                                       2001      1.000          0.815                 --

Variable Insurance Products Fund
  VIP Asset Manager Subaccount (Service Class 2)
  (6/00).............................................  2006      0.993          1.029                 --
                                                       2005      0.969          0.993          4,560,619
                                                       2004      0.933          0.969          4,661,931
                                                       2003      0.803          0.933          4,081,743
                                                       2002      0.894          0.803          3,576,168
                                                       2001      0.947          0.894          1,913,593
                                                       2000      1.000          0.947          1,309,194

  VIP Contrafund Subaccount (Service Class 2)
  (9/01).............................................  2006      1.402          1.543          4,072,652
                                                       2005      1.217          1.402          4,157,463
                                                       2004      1.070          1.217          2,968,323
                                                       2003      0.845          1.070          1,544,183
                                                       2002      0.947          0.845          1,138,367
                                                       2001      1.000          0.947             73,969

                                   SEPARATE ACCOUNT CHARGES 1.25% 3% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.133          1.273            256,892
                                                       2005      0.950          1.133            311,679
                                                       2004      0.950          0.950            164,693
                                                       2003      0.770          0.950            161,766
                                                       2002      0.844          0.770            136,449
                                                       2001      1.000          0.844                 --

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.792          1.989          3,295,026
                                                       2005      1.537          1.792          3,500,285
                                                       2004      1.249          1.537          2,519,692
                                                       2003      0.914          1.249          1,582,278
                                                       2002      1.029          0.914          1,173,002
                                                       2001      1.000          1.029            115,071

Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (7/99)..................................  2006      1.319          1.507            518,173
                                                       2005      1.146          1.319            593,810
                                                       2004      0.994          1.146            610,822
                                                       2003      0.727          0.994            678,132
                                                       2002      0.958          0.727            772,740
                                                       2001      0.932          0.958            487,142
                                                       2000      0.875          0.932            255,460
                                                       1999      1.000          0.875            114,839




                      SEPARATE ACCOUNT CHARGES 1.25% 5% AIR



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Core Equity Subaccount (Series I) (1/70)..  2006      1.000          1.082               --

  AIM V.I. Premier Equity Subaccount (Series I)
  (7/01).............................................  2006      0.821          0.864               --
                                                       2005      0.787          0.821               --
                                                       2004      0.754          0.787               --
                                                       2003      0.610          0.754               --
                                                       2002      0.886          0.610               --
                                                       2001      1.000          0.886               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (5/04).............................................  2006      1.245          1.481               --
                                                       2005      1.105          1.245               --
                                                       2004      1.010          1.105               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth Subaccount (Class 2) (5/04)..  2006      1.248          1.359               --
                                                       2005      1.088          1.248               --
                                                       2004      0.970          1.088               --

  American Funds Growth-Income Subaccount (Class 2)
  (5/04).............................................  2006      1.128          1.283               --
                                                       2005      1.079          1.128               --
                                                       2004      0.979          1.079               --

Capital Appreciation Fund
  Capital Appreciation Fund (5/00)...................  2006      0.682          0.676               --
                                                       2005      0.584          0.682               --
                                                       2004      0.495          0.584               --
                                                       2003      0.401          0.495               --
                                                       2002      0.542          0.401               --
                                                       2001      0.743          0.542               --
                                                       2000      1.000          0.743               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (5/99).............................................  2006      1.740          2.277               --
                                                       2005      1.377          1.740               --
                                                       2004      1.116          1.377               --
                                                       2003      0.791          1.116               --
                                                       2002      0.906          0.791               --
                                                       2001      1.015          0.906               --
                                                       2000      1.502          1.015               --
                                                       1999      1.000          1.502               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (7/99).............................................  2006      2.445          3.203               --
                                                       2005      2.310          2.445               --
                                                       2004      1.780          2.310               --
                                                       2003      1.345          1.780               --
                                                       2002      1.303          1.345               --
                                                       2001      1.213          1.303               --
                                                       2000      0.935          1.213               --
                                                       1999      1.000          0.935               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Delaware VIP Small Cap Value Subaccount (Standard
  Class) (4/99)......................................  2006      2.159          2.477               --
                                                       2005      1.998          2.159               --
                                                       2004      1.665          1.998               --
                                                       2003      1.188          1.665               --
                                                       2002      1.274          1.188               --
                                                       2001      1.153          1.274               --
                                                       2000      0.988          1.153               --
                                                       1999      1.000          0.988               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (3/99).....................................  2006      0.996          1.146               --
                                                       2005      0.966          0.996               --
                                                       2004      0.931          0.966               --
                                                       2003      0.778          0.931               --
                                                       2002      0.946          0.778               --
                                                       2001      1.057          0.946               --
                                                       2000      1.077          1.057               --
                                                       1999      1.000          1.077               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (4/99).....................................  2006      1.530          1.568               --
                                                       2005      1.464          1.530               --
                                                       2004      1.332          1.464               --
                                                       2003      1.024          1.332               --
                                                       2002      1.282          1.024               --
                                                       2001      1.383          1.282               --
                                                       2000      1.236          1.383               --
                                                       1999      1.000          1.236               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.458          1.704               --
                                                       2005      1.335          1.458               --
                                                       2004      1.200          1.335               --
                                                       2003      1.000          1.200               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/04)........................  2006      1.548          1.958               --
                                                       2005      1.230          1.548               --
                                                       2004      0.971          1.230               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (5/04)...................................  2006      1.254          1.505               --
                                                       2005      1.153          1.254               --
                                                       2004      0.962          1.153               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/04)...................................  2006      1.207          1.452               --
                                                       2005      1.123          1.207               --
                                                       2004      1.021          1.123               --

High Yield Bond Trust
  High Yield Bond Trust (5/99).......................  2006      1.492          1.528               --
                                                       2005      1.491          1.492           15,591
                                                       2004      1.389          1.491           16,956
                                                       2003      1.089          1.389           18,359
                                                       2002      1.054          1.089           19,894
                                                       2001      0.974          1.054           21,521
                                                       2000      0.977          0.974           23,249
                                                       1999      1.000          0.977               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (5/01).............................................  2006      1.130          1.168               --
                                                       2005      1.062          1.130               --
                                                       2004      0.993          1.062               --
                                                       2003      0.884          0.993               --
                                                       2002      0.960          0.884               --
                                                       2001      1.000          0.960               --

  Janus Aspen Mid Cap Growth Subaccount (Service
  Shares) (8/01).....................................  2006      0.957          1.071               --
                                                       2005      0.865          0.957               --
                                                       2004      0.727          0.865               --
                                                       2003      0.546          0.727               --
                                                       2002      0.770          0.546               --
                                                       2001      1.000          0.770               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (5/00).....................................  2006      0.589          0.686               --
                                                       2005      0.565          0.589               --
                                                       2004      0.547          0.565               --
                                                       2003      0.448          0.547               --
                                                       2002      0.610          0.448               --
                                                       2001      0.799          0.610               --
                                                       2000      1.000          0.799               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (5/04)......  2006      1.154          1.299               --
                                                       2005      1.123          1.154               --
                                                       2004      1.009          1.123               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Investment Series
  LMPIS Dividend Strategy Subaccount (5/01)..........  2006      0.802          0.934               --
                                                       2005      0.814          0.802               --
                                                       2004      0.797          0.814               --
                                                       2003      0.654          0.797               --
                                                       2002      0.895          0.654               --
                                                       2001      1.000          0.895               --

  LMPIS Premier Selections All Cap Growth Subaccount
  (6/01).............................................  2006      0.916          0.971               --
                                                       2005      0.872          0.916               --
                                                       2004      0.858          0.872               --
                                                       2003      0.647          0.858               --
                                                       2002      0.895          0.647               --
                                                       2001      1.000          0.895               --

Legg Mason Partners Variable Portfolios V
  LMPVPV Small Cap Growth Opportunities Subaccount
  (5/01).............................................  2006      1.152          1.284               --
                                                       2005      1.112          1.152               --
                                                       2004      0.974          1.112               --
                                                       2003      0.695          0.974               --
                                                       2002      0.946          0.695               --
                                                       2001      1.000          0.946               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (3/99).........  2006      1.598          1.864           19,004
                                                       2005      1.555          1.598           25,020
                                                       2004      1.454          1.555           27,210
                                                       2003      1.059          1.454           29,462
                                                       2002      1.431          1.059           31,927
                                                       2001      1.422          1.431           34,537
                                                       2000      1.218          1.422           37,311
                                                       1999      1.000          1.218               --

  LMPVPI Investors Subaccount (Class I) (3/99).......  2006      1.331          1.554               --
                                                       2005      1.265          1.331               --
                                                       2004      1.160          1.265               --
                                                       2003      0.888          1.160               --
                                                       2002      1.168          0.888               --
                                                       2001      1.234          1.168               --
                                                       2000      1.084          1.234               --
                                                       1999      1.000          1.084               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/01).............................................  2006      1.084          1.207               --
                                                       2005      1.046          1.084               --
                                                       2004      0.920          1.046               --
                                                       2003      0.626          0.920               --
                                                       2002      0.971          0.626               --
                                                       2001      1.000          0.971               --

  LMPVPI Total Return Subaccount (Class I) (3/99)....  2006      1.202          1.337               --
                                                       2005      1.178          1.202               --
                                                       2004      1.097          1.178               --
                                                       2003      0.958          1.097               --
                                                       2002      1.042          0.958               --
                                                       2001      1.064          1.042               --
                                                       2000      0.998          1.064               --
                                                       1999      1.000          0.998               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Appreciation Subaccount (8/01).............  2006      1.043          1.182               --
                                                       2005      1.013          1.043               --
                                                       2004      0.942          1.013               --
                                                       2003      0.766          0.942               --
                                                       2002      0.941          0.766               --
                                                       2001      1.000          0.941               --

  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.948          1.078           31,960
                                                       2005      0.921          0.948           42,112
                                                       2004      0.846          0.921           45,806
                                                       2003      0.671          0.846           51,970
                                                       2002      0.875          0.671           55,452
                                                       2001      1.011          0.875           59,108
                                                       2000      1.129          1.011           62,948
                                                       1999      1.000          1.129               --

  LMPVPII Fundamental Value Subaccount (5/01)........  2006      1.084          1.251               --
                                                       2005      1.048          1.084               --
                                                       2004      0.981          1.048               --
                                                       2003      0.716          0.981               --
                                                       2002      0.921          0.716               --
                                                       2001      1.000          0.921               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (10/03)............................................  2006      1.010          1.038               --
                                                       2005      0.999          1.010               --
                                                       2004      1.000          0.999               --
                                                       2003      1.000          1.000               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPIII Aggressive Growth Subaccount (5/01).......  2006      1.001          1.075               --
                                                       2005      0.908          1.001               --
                                                       2004      0.836          0.908               --
                                                       2003      0.629          0.836               --
                                                       2002      0.946          0.629               --
                                                       2001      1.000          0.946               --

  LMPVPIII High Income Subaccount (5/99).............  2006      1.153          1.263               --
                                                       2005      1.137          1.153               --
                                                       2004      1.043          1.137               --
                                                       2003      0.828          1.043               --
                                                       2002      0.866          0.828               --
                                                       2001      0.912          0.866               --
                                                       2000      1.004          0.912               --
                                                       1999      1.000          1.004               --

  LMPVPIII International All Cap Growth Subaccount
  (3/99).............................................  2006      0.949          1.179               --
                                                       2005      0.860          0.949               --
                                                       2004      0.739          0.860               --
                                                       2003      0.587          0.739               --
                                                       2002      0.800          0.587               --
                                                       2001      1.177          0.800               --
                                                       2000      1.563          1.177               --
                                                       1999      1.000          1.563               --

  LMPVPIII Large Cap Growth Subaccount (3/99)........  2006      0.999          1.032            8,639
                                                       2005      0.961          0.999            9,928
                                                       2004      0.970          0.961           10,733
                                                       2003      0.666          0.970           11,536
                                                       2002      0.896          0.666           12,440
                                                       2001      1.037          0.896               --
                                                       2000      1.128          1.037           14,436
                                                       1999      1.000          1.128               --

  LMPVPIII Social Awareness Stock Subaccount (3/99)..  2006      0.929          0.988               --
                                                       2005      0.901          0.929               --
                                                       2004      0.859          0.901               --
                                                       2003      0.675          0.859               --
                                                       2002      0.909          0.675               --
                                                       2001      1.092          0.909               --
                                                       2000      1.111          1.092               --
                                                       1999      1.000          1.111               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (5/04).............................................  2006      1.129          1.308               --
                                                       2005      1.107          1.129               --
                                                       2004      0.967          1.107               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (7/04).............................................  2006      1.241          1.376               --
                                                       2005      1.161          1.241               --
                                                       2004      1.006          1.161               --

Managed Assets Trust
  Managed Assets Trust (3/99)........................  2006      1.206          1.245               --
                                                       2005      1.176          1.206               --
                                                       2004      1.088          1.176               --
                                                       2003      0.903          1.088               --
                                                       2002      1.000          0.903               --
                                                       2001      1.000          1.000               --
                                                       2001      1.067          1.000               --
                                                       2000      1.098          1.067               --
                                                       1999      1.000          1.098               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.836               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.091               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.068               --

  MIST Harris Oakmark International Subaccount (Class
  A) (1/70) *........................................  2006      1.000          1.301               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          0.694               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (1/70)...................................  2006      1.000          1.319               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.152               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (1/70) *.................................  2006      1.000          1.080               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (1/70)..........................................  2006      1.000          0.989               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.026               --

  MIST MFS Value Subaccount (Class A) (1/70).........  2006      1.000          1.415               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (1/70)..........................................  2006      1.000          1.223               --

  MIST Pioneer Fund Subaccount (Class A) (1/70)......  2006      1.000          0.989               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.111               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.483               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (1/70)..........................................  2006      1.000          1.327               --

MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond Subaccount
  (Class I) (3/99)...................................  2006      1.336          1.376           27,287
                                                       2005      1.325          1.336           30,822
                                                       2004      1.282          1.325           33,289
                                                       2003      1.230          1.282           35,763
                                                       2002      1.143          1.230           38,664
                                                       2001      1.083          1.143           41,627
                                                       2000      0.976          1.083           22,686
                                                       1999      1.000          0.976               --

  MetLife Investment International Stock Subaccount
  (Class I) (3/99)...................................  2006      1.130          1.412            5,388
                                                       2005      0.998          1.130            6,198
                                                       2004      0.880          0.998            6,694
                                                       2003      0.685          0.880            7,212
                                                       2002      0.893          0.685            7,775
                                                       2001      1.151          0.893            8,371
                                                       2000      1.267          1.151            9,004
                                                       1999      1.000          1.267               --

  MetLife Investment Large Company Stock Subaccount
  (Class I) (3/99)...................................  2006      0.765          0.851           11,130
                                                       2005      0.726          0.765           12,805
                                                       2004      0.668          0.726           13,829
                                                       2003      0.528          0.668           14,898
                                                       2002      0.693          0.528           16,062
                                                       2001      0.833          0.693           17,293
                                                       2000      0.992          0.833           18,600
                                                       1999      1.000          0.992               --

  MetLife Investment Small Company Stock Subaccount
  (Class I) (3/99)...................................  2006      2.038          2.288            4,342
                                                       2005      1.924          2.038            4,995
                                                       2004      1.695          1.924            5,395
                                                       2003      1.199          1.695            5,812
                                                       2002      1.592          1.199            6,266
                                                       2001      1.587          1.592            6,746
                                                       2000      1.460          1.587            7,256
                                                       1999      1.000          1.460               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (1/70)..........................................  2006      1.000          1.058            7,145

  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.303           11,569

  MSF BlackRock Money Market Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.156            5,390

  MSF FI Large Cap Subaccount (Class A) (1/70).......  2006      1.000          0.934           17,682

  MSF FI Value Leaders Subaccount (Class D) (1/70)...  2006      1.000          1.348               --

  MSF MetLife Aggressive Allocation Subaccount
  (1/70).............................................  2006      1.000          1.078               --
                                                       2005      1.000          1.000               --

  MSF MetLife Conservative Allocation Subaccount
  (1/70).............................................  2006      1.000          1.044               --
                                                       2005      1.000          1.000               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (1/70)..................................  2006      1.000          1.050               --
                                                       2005      1.000          1.000               --

  MSF MetLife Moderate Allocation Subaccount (1/70)..  2006      1.000          1.055               --
                                                       2005      1.000          1.000               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (1/70)..................................  2006      1.000          1.107               --
                                                       2005      1.000          1.000               --

  MSF MFS Total Return Subaccount (Class F) (1/70)...  2006      1.000          1.505               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (1/70) *...........................................  2006      1.000          1.053               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (1/70)........................  2006      1.000          1.627           11,837

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.403               --

Money Market Portfolio
  Money Market Subaccount (4/99).....................  2006      1.116          1.128               --
                                                       2005      1.099          1.116            6,192
                                                       2004      1.101          1.099            6,695
                                                       2003      1.107          1.101            7,225
                                                       2002      1.105          1.107            7,788
                                                       2001      1.078          1.105            8,373
                                                       2000      1.028          1.078               --
                                                       1999      1.000          1.028               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (5/04).....................................  2006      1.122          1.187               --
                                                       2005      1.075          1.122               --
                                                       2004      0.974          1.075               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (7/05)......................................  2006      1.010          1.004               --
                                                       2005      1.000          1.010               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/01)......................................  2006      1.234          1.266               --
                                                       2005      1.220          1.234               --
                                                       2004      1.178          1.220               --
                                                       2003      1.135          1.178               --
                                                       2002      1.054          1.135               --
                                                       2001      1.000          1.054               --

Putnam Variable Trust
  Putnam VT Discovery Growth Subaccount (Class IB)
  (12/01)............................................  2006      0.822          0.901               --
                                                       2005      0.776          0.822               --
                                                       2004      0.730          0.776               --
                                                       2003      0.560          0.730               --
                                                       2002      0.806          0.560               --
                                                       2001      1.000          0.806               --

  Putnam VT International Equity Subaccount (Class
  IB) (5/01).........................................  2006      1.126          1.421               --
                                                       2005      1.016          1.126               --
                                                       2004      0.886          1.016               --
                                                       2003      0.698          0.886               --
                                                       2002      0.858          0.698               --
                                                       2001      1.000          0.858               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/01).............................................  2006      1.713          1.984               --
                                                       2005      1.620          1.713               --
                                                       2004      1.300          1.620               --
                                                       2003      0.879          1.300               --
                                                       2002      1.090          0.879               --
                                                       2001      1.000          1.090               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (11/01)............................................  2006      0.937          0.999               --
                                                       2005      0.872          0.937               --
                                                       2004      0.830          0.872               --
                                                       2003      0.650          0.830               --
                                                       2002      0.864          0.650               --
                                                       2001      1.000          0.864               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (5/04).............................................  2006      1.028          1.096               --
                                                       2005      1.037          1.028               --
                                                       2004      0.990          1.037               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/99).............................................  2006      1.759          1.924               --
                                                       2005      1.585          1.759               --
                                                       2004      1.378          1.585               --
                                                       2003      1.043          1.378               --
                                                       2002      1.233          1.043               --
                                                       2001      1.301          1.233               --
                                                       2000      1.129          1.301               --
                                                       1999      1.000          1.129               --

  Travelers Equity Income Subaccount (3/99)..........  2006      1.246          1.311               --
                                                       2005      1.208          1.246               --
                                                       2004      1.113          1.208               --
                                                       2003      0.859          1.113               --
                                                       2002      1.011          0.859               --
                                                       2001      1.096          1.011               --
                                                       2000      1.017          1.096               --
                                                       1999      1.000          1.017               --

  Travelers Federated Stock Subaccount (4/99)........  2006      1.129          1.170               --
                                                       2005      1.085          1.129               --
                                                       2004      0.994          1.085               --
                                                       2003      0.789          0.994               --
                                                       2002      0.990          0.789               --
                                                       2001      0.986          0.990               --
                                                       2000      0.962          0.986               --
                                                       1999      1.000          0.962               --

  Travelers Large Cap Subaccount (3/99)..............  2006      0.891          0.920               --
                                                       2005      0.830          0.891               --
                                                       2004      0.789          0.830               --
                                                       2003      0.641          0.789               --
                                                       2002      0.841          0.641               --
                                                       2001      1.030          0.841               --
                                                       2000      1.219          1.030               --
                                                       1999      1.000          1.219               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mercury Large Cap Core Subaccount
  (3/99).............................................  2006      0.967          1.028               --
                                                       2005      0.874          0.967               --
                                                       2004      0.764          0.874               --
                                                       2003      0.638          0.764               --
                                                       2002      0.863          0.638               --
                                                       2001      1.127          0.863               --
                                                       2000      1.209          1.127               --
                                                       1999      1.000          1.209               --

  Travelers MFS Mid Cap Growth Subaccount (5/99).....  2006      1.021          1.081               --
                                                       2005      1.003          1.021            9,412
                                                       2004      0.890          1.003           10,236
                                                       2003      0.658          0.890           11,084
                                                       2002      1.301          0.658           12,011
                                                       2001      1.726          1.301           12,993
                                                       2000      1.598          1.726           14,037
                                                       1999      1.000          1.598               --

  Travelers MFS Total Return Subaccount (4/99).......  2006      1.359          1.404               --
                                                       2005      1.336          1.359               --
                                                       2004      1.214          1.336               --
                                                       2003      1.055          1.214               --
                                                       2002      1.127          1.055               --
                                                       2001      1.142          1.127               --
                                                       2000      0.991          1.142               --
                                                       1999      1.000          0.991               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.181          1.278               --
                                                       2005      1.123          1.181               --
                                                       2004      0.969          1.123               --

  Travelers Mondrian International Stock Subaccount
  (4/99).............................................  2006      1.024          1.178               --
                                                       2005      0.947          1.024               --
                                                       2004      0.828          0.947               --
                                                       2003      0.652          0.828               --
                                                       2002      0.759          0.652               --
                                                       2001      1.041          0.759               --
                                                       2000      1.190          1.041               --
                                                       1999      1.000          1.190               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Fund Subaccount (5/99)...........  2006      0.864          0.918               --
                                                       2005      0.825          0.864               --
                                                       2004      0.752          0.825               --
                                                       2003      0.615          0.752               --
                                                       2002      0.893          0.615               --
                                                       2001      1.174          0.893               --
                                                       2000      0.956          1.174               --
                                                       1999      1.000          0.956               --

  Travelers Pioneer Mid Cap Value Subaccount (7/05)..  2006      0.999          1.053               --
                                                       2005      1.000          0.999               --

  Travelers Pioneer Strategic Income Subaccount
  (6/99).............................................  2006      1.413          1.428               --
                                                       2005      1.380          1.413               --
                                                       2004      1.259          1.380               --
                                                       2003      1.067          1.259               --
                                                       2002      1.020          1.067               --
                                                       2001      0.991          1.020               --
                                                       2000      1.007          0.991               --
                                                       1999      1.000          1.007               --

  Travelers Quality Bond Subaccount (3/99)...........  2006      1.261          1.251               --
                                                       2005      1.257          1.261           15,252
                                                       2004      1.232          1.257           15,091
                                                       2003      1.166          1.232           17,944
                                                       2002      1.116          1.166           19,445
                                                       2001      1.055          1.116           21,034
                                                       2000      0.998          1.055           22,724
                                                       1999      1.000          0.998               --

  Travelers Strategic Equity Subaccount (3/99).......  2006      0.845          0.883               --
                                                       2005      0.838          0.845           24,268
                                                       2004      0.770          0.838           26,393
                                                       2003      0.588          0.770           28,725
                                                       2002      0.897          0.588           31,017
                                                       2001      1.048          0.897           33,549
                                                       2000      1.298          1.048           36,239
                                                       1999      1.000          1.298               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (1/70)..................................  2006      1.000          1.032               --
                                                       2005      1.000          1.000               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (1/70)..................................  2006      1.000          1.000               --
                                                       2005      1.000          1.000               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.401          1.352               --
                                                       2005      1.360          1.401               --
                                                       2004      1.298          1.360               --
                                                       2003      1.279          1.298               --
                                                       2002      1.140          1.279               --
                                                       2001      1.091          1.140               --
                                                       2000      0.965          1.091               --
                                                       1999      1.000          0.965               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (8/03).............................................  2006      1.494          1.712               --
                                                       2005      1.453          1.494               --
                                                       2004      1.253          1.453               --
                                                       2003      1.000          1.253               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/01)............................................  2006      0.857          0.903               --
                                                       2005      0.804          0.857               --
                                                       2004      0.784          0.804               --
                                                       2003      0.632          0.784               --
                                                       2002      0.909          0.632               --
                                                       2001      1.000          0.909               --

  Van Kampen LIT Strategic Growth Subaccount (Class
  II) (1/02).........................................  2006      0.762          0.772               --
                                                       2005      0.717          0.762               --
                                                       2004      0.680          0.717               --
                                                       2003      0.542          0.680               --
                                                       2002      0.815          0.542               --
                                                       2001      1.000          0.815               --

Variable Insurance Products Fund
  VIP Asset Manager Subaccount (Service Class 2)
  (6/00).............................................  2006      0.993          1.029               --
                                                       2005      0.969          0.993               --
                                                       2004      0.933          0.969               --
                                                       2003      0.803          0.933               --
                                                       2002      0.894          0.803               --
                                                       2001      0.947          0.894               --
                                                       2000      1.000          0.947               --

  VIP Contrafund Subaccount (Service Class 2)
  (9/01).............................................  2006      1.402          1.543               --
                                                       2005      1.217          1.402               --
                                                       2004      1.070          1.217               --
                                                       2003      0.845          1.070               --
                                                       2002      0.947          0.845               --
                                                       2001      1.000          0.947               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 5% AIR




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (5/01)...........................  2006      1.133          1.273               --
                                                       2005      0.950          1.133               --
                                                       2004      0.950          0.950               --
                                                       2003      0.770          0.950               --
                                                       2002      0.844          0.770               --
                                                       2001      1.000          0.844               --

  VIP Mid Cap Subaccount (Service Class 2) (7/01)....  2006      1.792          1.989               --
                                                       2005      1.537          1.792               --
                                                       2004      1.249          1.537               --
                                                       2003      0.914          1.249               --
                                                       2002      1.029          0.914               --
                                                       2001      1.000          1.029               --

Wells Fargo Variable Trust
  Wells Fargo VT Advantage Small/Mid Cap Value
  Subaccount (7/99)..................................  2006      1.319          1.507               --
                                                       2005      1.146          1.319               --
                                                       2004      0.994          1.146               --
                                                       2003      0.727          0.994               --
                                                       2002      0.958          0.727               --
                                                       2001      0.932          0.958               --
                                                       2000      0.875          0.932               --
                                                       1999      1.000          0.875               --




                      SEPARATE ACCOUNT CHARGES 1.25% 33 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.270           33,032

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.367               --

                                   SEPARATE ACCOUNT CHARGES 1.25% 33 FL




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


The Travelers Series Trust
  Travelers Quality Bond Subaccount (3/99)...........  2006      1.234          1.222               --
                                                       2005      1.233          1.234           35,183
                                                       2004      1.213          1.233           39,822
                                                       2003      1.152          1.213               --
                                                       2002      1.106          1.152               --
                                                       2001      1.049          1.106               --
                                                       2000      0.996          1.049               --
                                                       1999      1.000          0.996               --

  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.370          1.321               --
                                                       2005      1.334          1.370               --
                                                       2004      1.277          1.334               --
                                                       2003      1.263          1.277               --
                                                       2002      1.129          1.263               --
                                                       2001      1.084          1.129               --
                                                       2000      0.962          1.084               --
                                                       1999      1.000          0.962               --




                      SEPARATE ACCOUNT CHARGES 1.25% 53 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Bond Income Subaccount (Class A)
  (1/70).............................................  2006      1.000          1.250             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (1/70) *......................  2006      1.000          1.346             --

The Travelers Series Trust
  Travelers Quality Bond Subaccount (3/99)...........  2006      1.217          1.205             --
                                                       2005      1.219          1.217             --
                                                       2004      1.201          1.219             --
                                                       2003      1.143          1.201             --
                                                       2002      1.100          1.143             --
                                                       2001      1.045          1.100             --
                                                       2000      0.994          1.045             --
                                                       1999      1.000          0.994             --

                                   SEPARATE ACCOUNT CHARGES 1.25% 53 FL




                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers U.S. Government Securities Subaccount
  (3/99).............................................  2006      1.352          1.303             --
                                                       2005      1.319          1.352             --
                                                       2004      1.265          1.319             --
                                                       2003      1.253          1.265             --
                                                       2002      1.123          1.253             --
                                                       2001      1.080          1.123             --
                                                       2000      0.961          1.080             --
                                                       1999      1.000          0.961             --




                      SEPARATE ACCOUNT CHARGES 1.25% 83 FL



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Equity Index Subaccount (Class II) (3/99)..  2006      0.896          1.011           47,675
                                                       2005      0.878          0.896           50,778
                                                       2004      0.813          0.878           57,174
                                                       2003      0.650          0.813               --
                                                       2002      0.855          0.650               --
                                                       2001      0.996          0.855               --
                                                       2000      1.122          0.996               --
                                                       1999      1.000          1.122               --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.


Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix F for more information on Variable Funding Option name changes, mergers and substitutions.


Effective on or about 02/25/05, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, AIM Variable Insurance Funds-AIM V.I. Premier Equity Fund merged into AIM Variable Insurance Funds-AIM V.I. Core Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Managed Assets Trust merged into Metropolitan Series Fund, Inc.-Legg Mason Partners Managed Assets Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-Black Rock Money Market Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Disciplined Mid-Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Stock Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Met AIM Capital Appreciation Portfolio merged into Met Investors Series Trust -- Met/AIM Capital Appreciation Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust -- MFS Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers S+A54eries Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Pioneer Strategic Income Portfolio-Class A merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Strategic Equity Portfolio Trust merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio-Class D and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-MFS Total Return merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio-Class A and is no longer available as a funding option.

Effective on or about 05/01/06, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA-Service Shares was replaced Met Investors Series Trust-Lord Abbett Growth and Income Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust-Mutual Shares Securities Fund-Class 2 Shares was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Delaware VIP Trust-Mutual VIP REIT Series-Standard Class was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products-Fidelity Asset Manager Portfolio-Service Class 2 was replaced by Metropolitan Series Fund, Inc.-MFS Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Janus Aspen Series-Janus Aspen Balanced Portfolio-Service Shares was replaced by Metropolitan Series Fund, Inc.-MFS Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 05/01/06, Franklin Templeton Variable Insurance Products Trust-Franklin Templeton Growth Securities Fund-Class 2 Shares was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio-Class B and is no longer available as a funding option.

Effective on or about 05/01/06, Fidelity Variable Insurance Products Fund-VIP Asset Manager Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS Total Return Portfolio-Class F and is no longer available as a funding option.

Effective on or about 11/13/06, Lazard Retirement Series, Inc.-Lazard Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Portfolio and is no longer available as a funding option.

ANNUAL REPORT
December 31, 2006

                       MetLife of CT Separate Account Six
                             for Variable Annuities

                                       of

                 MetLife Life and Annuity Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Separate Account Six for Variable Annuities and the Board of Directors of MetLife Life and Annuity Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Separate Account Six for Variable Annuities (formerly, The Travelers Separate Account Six for Variable Annuities) (the "Separate Account") of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) ("MLAC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MLAC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                   APPENDIX A

AIM V.I. Core Equity Subaccount (Series I)
AIM V.I. Premier Equity Subaccount (Series I)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Capital Appreciation Subaccount
Credit Suisse Trust Emerging Markets Subaccount
Delaware VIP REIT Subaccount (Standard Class)
Delaware VIP Small Cap Value Subaccount (Standard Class)
Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Growth Securities Subaccount (Class 2)
High Yield Bond Subaccount
Janus Aspen Balanced Subaccount (Service Shares)
Janus Aspen Mid Cap Growth Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPIS Dividend Strategy Subaccount
LMPIS Premier Selections All Cap Growth Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI Investors Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPI Total Return Subaccount (Class I)
LMPVPII Appreciation Subaccount
LMPVPII Equity Index Subaccount (Class II)
LMPVPII Fundamental Value Subaccount
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Aggressive Growth Subaccount
LMPVPIII High Income Subaccount
LMPVPIII International All Cap Growth Subaccount
LMPVPIII Large Cap Growth Subaccount
LMPVPIII Social Awareness Stock Subaccount
LMPVPV Small Cap Growth Opportunities Subaccount
Lord Abbett Growth and Income Subaccount (Class VC)
Lord Abbett Mid-Cap Value Subaccount (Class VC)
Managed Assets Subaccount
MetLife Investment Diversified Bond Subaccount (Class I)
MetLife Investment International Stock Subaccount (Class I)
MetLife Investment Large Company Stock Subaccount (Class I)
MetLife Investment Small Company Stock Subaccount (Class I)
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST Met/AIM Small Cap Growth Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Mid-Cap Value Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
Money Market Subaccount
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF FI Value Leaders Subaccount (Class D)
MSF MetLife Aggressive Allocation Subaccount (Class B)
MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) MSF MetLife Moderate Allocation Subaccount (Class B)
MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Oppenheimer Main Street/VA Subaccount ( Service Shares)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Putnam VT Discovery Growth Subaccount (Class IB)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Equity Income Subaccount
Travelers Federated Stock Subaccount
Travelers Large Cap Subaccount
Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Mid Cap Value Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Quality Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Growth Subaccount
Travelers U.S. Government Securities Subaccount
Van Kampen LIT Comstock Subaccount (Class II)
Van Kampen LIT Enterprise Subaccount (Class II)
Van Kampen LIT Strategic Growth Subaccount (Class II)
VIP Asset Manager Subaccount (Service Class 2)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
VIP Mid Cap Subaccount (Service Class 2)
Wells Fargo VT Advantage Small/Mid Cap Value Subaccount

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

                                       AIM V.I.    American Funds   American Funds   American Funds
                                     Core Equity   Global Growth        Growth        Growth-Income
                                      Subaccount     Subaccount       Subaccount       Subaccount
                                      (Series I)      (Class 2)        (Class 2)        (Class 2)
                                     -----------   --------------   --------------   --------------
Assets:
  Investments at market value ....     $147,684      $1,685,494       $3,184,051       $3,445,865
                                       --------      ----------       ----------       ----------
      Total Assets ...............      147,684       1,685,494        3,184,051        3,445,865
                                       --------      ----------       ----------       ----------
Liabilities:
  Payables:
    Insurance charges ............           10             108              211              218
  Due to MetLife Life and Annuity
    Company of Connecticut .......           --              --               --               --
                                       --------      ----------       ----------       ----------
      Total Liabilities ..........           10             108              211              218
                                       --------      ----------       ----------       ----------
Net Assets: ......................     $147,674      $1,685,386       $3,183,840       $3,445,647
                                       ========      ==========       ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006


                                     Credit Suisse      Delaware VIP        Dreyfus VIF         Dreyfus VIF
                                     Trust Emerging    Small Cap Value     Appreciation     Developing Leaders
                                         Markets         Subaccount         Subaccount          Subaccount
                                       Subaccount     (Standard Class)   (Initial Shares)    (Initial Shares)
                                     --------------   ----------------   ----------------   ------------------
Assets:
  Investments at market value ....     $2,012,526        $6,098,862         $3,917,277           $8,490,556
                                       ----------        ----------         ----------           ----------
      Total Assets ...............      2,012,526         6,098,862          3,917,277            8,490,556
                                       ----------        ----------         ----------           ----------
Liabilities:
  Payables:
    Insurance charges ............            136               403                260                  565
  Due to MetLife Life and Annuity
    Company of Connecticut .......             --                --                 --                   --
                                       ----------        ----------         ----------           ----------
      Total Liabilities ..........            136               403                260                  565
                                       ----------        ----------         ----------           ----------
Net Assets: ......................     $2,012,390        $6,098,459         $3,917,017           $8,489,991
                                       ==========        ==========         ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

 FTVIPT Templeton
    Developing        FTVIPT Templeton       Janus Aspen        Janus Aspen                       LMPIS Premier
Markets Securities   Foreign Securities    Mid Cap Growth    Worldwide Growth   LMPIS Dividend     Selections
    Subaccount           Subaccount          Subaccount         Subaccount         Strategy      All Cap Growth
     (Class 2)            (Class 2)       (Service Shares)   (Service Shares)     Subaccount       Subaccount
------------------   ------------------   ----------------   ----------------   --------------   --------------

    $1,405,131           $1,706,542           $513,781          $4,370,185         $210,106          $57,722
    ----------           ----------           --------          ----------         --------          -------
     1,405,131            1,706,542            513,781           4,370,185          210,106           57,722
    ----------           ----------           --------          ----------         --------          -------


            91                  107                 35                 297               14                4

            --                   --                 --                  --               --               --
    ----------           ----------           --------          ----------         --------          -------
            91                  107                 35                 297               14                4
    ----------           ----------           --------          ----------         --------          -------
    $1,405,040           $1,706,435           $513,746          $4,369,888         $210,092          $57,718
    ==========           ==========           ========          ==========         ========          =======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                          LMPVPV           LMPVPI       LMPVPI          LMPVPI
                                     Small Cap Growth     All Cap     Investors    Small Cap Growth
                                      Opportunities     Subaccount    Subaccount      Subaccount
                                        Subaccount       (Class I)     (Class I)       (Class I)
                                     ----------------   -----------   ----------   ----------------
Assets:
  Investments at market value ....       $319,817       $11,693,762   $4,012,169       $571,095
                                         --------       -----------   ----------       --------
      Total Assets ...............        319,817        11,693,762    4,012,169        571,095
                                         --------       -----------   ----------       --------
Liabilities:
  Payables:
    Insurance charges ............             21               791          271             39
  Due to MetLife Life and Annuity
    Company of Connecticut .......             --                --           --             --
                                         --------       -----------   ----------       --------
      Total Liabilities ..........             21               791          271             39
                                         --------       -----------   ----------       --------
Net Assets: ......................       $319,796       $11,692,971   $4,011,898       $571,056
                                         ========       ===========   ==========       ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

   LMPVPI                       LMPVPII        LMPVPII         LMPVPIII       LMPVPIII
Total Return     LMPVPII      Equity Index   Fundamental   Adjustable Rate   Aggressive
 Subaccount    Appreciation    Subaccount       Value           Income         Growth
  (Class I)     Subaccount     (Class II)     Subaccount      Subaccount     Subaccount
------------   ------------   ------------   -----------   ---------------   -----------
  $624,908      $3,417,989     $17,722,602    $8,943,590       $319,089      $10,706,242
  --------      ----------     -----------    ----------       --------      -----------
   624,908       3,417,989      17,722,602     8,943,590        319,089       10,706,242
  --------      ----------     -----------    ----------       --------      -----------


        42             228           1,168           596             19              713

        --              --               3            --             --               --
  --------      ----------     -----------    ----------       --------      -----------
        42             228           1,171           596             19              713
  --------      ----------     -----------    ----------       --------      -----------
  $624,866      $3,417,761     $17,721,431    $8,942,994       $319,070      $10,705,529
  ========      ==========     ===========    ==========       ========      ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                      LMPVPIII       LMPVPIII       LMPVPIII
                                       LMPVPIII    International    Large Cap   Social Awareness
                                     High Income   All Cap Growth     Growth         Stock
                                      Subaccount     Subaccount     Subaccount     Subaccount
                                     -----------   --------------   ----------  ----------------
Assets:
  Investments at market value ....     $970,613      $1,915,318     $5,172,200      $2,559,398
                                       --------      ----------     ----------      ----------
    Total Assets .................      970,613       1,915,318      5,172,200       2,559,398
                                       --------      ----------     ----------      ----------
Liabilities:
  Payables:
    Insurance charges ............           65             128            348             172
  Due to MetLife Life and Annuity
    Company of Connecticut .......           --              --             --              --
                                       --------      ----------     ----------      ----------
      Total Liabilities ..........           65             128            348             172
                                       --------      ----------     ----------      ----------
Net Assets: ......................     $970,548      $1,915,190     $5,171,852      $2,559,226
                                       ========      ==========     ==========      ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                         MIST                                               MIST
   Lord Abbett       Lord Abbett     Batterymarch   MIST BlackRock     MIST Dreman     Harris Oakmark
Growth and Income   Mid-Cap Value   Mid-Cap Stock   Large-Cap Core   Small-Cap Value   International
    Subaccount        Subaccount      Subaccount      Subaccount        Subaccount       Subaccount
    (Class VC)        (Class VC)       (Class A)       (Class A)         (Class A)        (Class A)
-----------------   -------------   -------------   --------------   ---------------   --------------

     $896,667          $650,914       $5,862,360      $1,046,479         $90,585         $1,923,602
     --------          --------       ----------      ----------         -------         ----------
      896,667           650,914        5,862,360       1,046,479          90,585          1,923,602
     --------          --------       ----------      ----------         -------         ----------


           58                42              390              70               7                125

           --                --               --              --              --                 --
     --------          --------       ----------      ----------         -------         ----------
           58                42              390              70               7                125
     --------          --------       ----------      ----------         -------         ----------
     $896,609          $650,872       $5,861,970      $1,046,409         $90,578         $1,923,477
     ========          ========       ==========      ==========         =======         ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006


                                          MIST Janus         MIST Legg Mason    MIST Lord Abbett   MIST Lord Abbett
                                     Capital Appreciation   Partners Managed     Bond Debenture    Growth and Income
                                          Subaccount        Assets Subaccount      Subaccount         Subaccount
                                           (Class A)            (Class A)           (Class A)          (Class B)
                                     --------------------   ----------------    ----------------   -----------------
Assets:
  Investments at market value ....        $11,343,903          $18,717,432          $474,113           $1,781,479
                                          -----------          -----------          --------           ----------
    Total Assets .................         11,343,903           18,717,432           474,113            1,781,479
                                          -----------          -----------          --------           ----------
Liabilities:
  Payables:
    Insurance charges ............                747                1,252                33                   91
  Due to MetLife Life and Annuity
    Company of Connecticut .......                 --                   --                --                   --
                                          -----------          -----------          --------           ----------
      Total Liabilities ..........                747                1,252                33                   91
                                          -----------          -----------          --------           ----------
Net Assets: ......................        $11,343,156          $18,716,180          $474,080           $1,781,388
                                          ===========          ===========          ========           ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                             MIST Neuberger
    MIST Met/AIM         MIST Met/AIM                            Berman                          MIST Pioneer
Capital Appreciation   Small Cap Growth      MIST MFS(R)       Real Estate     MIST Pioneer     Mid-Cap Value
     Subaccount           Subaccount      Value Subaccount     Subaccount     Fund Subaccount    Subaccount
      (Class A)            (Class A)          (Class A)         (Class A)        (Class A)        (Class A)
--------------------   ----------------   ----------------   --------------   ---------------   -------------

       $431,114             $14,637           $1,043,918       $7,739,014        $1,596,264        $60,493
       --------             -------           ----------       ----------        ----------        -------
        431,114              14,637            1,043,918        7,739,014         1,596,264         60,493
       --------             -------           ----------       ----------        ----------        -------


             29                   1                   71              506               108              4

             --                  --                   --               --                --             --
       --------             -------           ----------       ----------        ----------        -------
             29                   1                   71              506               108              4
       --------             -------           ----------       ----------        ----------        -------
       $431,085             $14,636           $1,043,847       $7,738,508        $1,596,156        $60,489
       ========             =======           ==========       ==========        ==========        =======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                       MIST Pioneer        MIST Third      MetLife Investment    MetLife Investment
                                     Strategic Income   Avenue Small Cap    Diversified Bond    International Stock
                                        Subaccount      Value Subaccount       Subaccount            Subaccount
                                         (Class A)          (Class B)           (Class I)            (Class I)
                                     ----------------   ----------------   ------------------   -------------------
Assets:
  Investments at market value ....      $1,929,642          $344,250           $82,365,946          $41,196,744
                                        ----------          --------           -----------          -----------
      Total Assets ...............       1,929,642           344,250            82,365,946           41,196,744
                                        ----------          --------           -----------          -----------
Liabilities:
  Payables:
    Insurance charges ............             126                23                 5,495                2,754
  Due to MetLife Life and Annuity
    Company of Connecticut .......              --                --                    --                   --
                                        ----------          --------           -----------          -----------
      Total Liabilities ..........             126                23                 5,495                2,754
                                        ----------          --------           -----------          -----------
Net Assets: ......................      $1,929,516          $344,227           $82,360,451          $41,193,990
                                        ==========          ========           ===========          ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

MetLife Investment   MetLife Investment     MSF BlackRock     MSF BlackRock   MSF BlackRock     MSF FI
  Large Company        Small Company      Aggressive Growth    Bond Income     Money Market    Large Cap
 Stock Subaccount     Stock Subaccount        Subaccount        Subaccount      Subaccount     Subaccount
     (Class I)            (Class I)           (Class D)          (Class A)       (Class A)     (Class A)
------------------   ------------------   -----------------   -------------   -------------   -----------
    $59,523,146          $29,948,524          $2,943,093        $6,555,301     $11,446,080    $12,073,446
    -----------          -----------          ----------        ----------     -----------    -----------
     59,523,146           29,948,524           2,943,093         6,555,301      11,446,080     12,073,446
    -----------          -----------          ----------        ----------     -----------    -----------


          3,986                2,003                 197               435             768            806

             --                   --                  --                --              --             --
    -----------          -----------          ----------        ----------     -----------    -----------
          3,986                2,003                 197               435             768            806
    -----------          -----------          ----------        ----------     -----------    -----------
    $59,519,160          $29,946,521          $2,942,896        $6,554,866     $11,445,312    $12,072,640
    ===========          ===========          ==========        ==========     ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                    MSF MetLife       MSF MetLife
                                     MSF FI Value    Aggressive     Conservative to         MSF MetLife
                                        Leaders      Allocation   Moderate Allocation   Moderate Allocation
                                      Subaccount     Subaccount        Subaccount            Subaccount
                                       (Class D)     (Class B)         (Class B)             (Class B)
                                     ------------   -----------   -------------------   -------------------
Assets:
  Investments at market value ....    $12,630,533     $74,686           $75,680               $357,030
                                      -----------     -------           -------               --------
      Total Assets ...............     12,630,533      74,686            75,680                357,030
                                      -----------     -------           -------               --------
Liabilities:
  Payables:
    Insurance charges ............            825           5                 5                     25
  Due to MetLife Life and Annuity
    Company of Connecticut .......             --          --                --                     --
                                      -----------     -------           -------               --------
      Total Liabilities ..........            825           5                 5                     25
                                      -----------     -------           -------               --------
Net Assets: ......................    $12,629,708     $74,681           $75,675               $357,005
                                      ===========     =======           =======               ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

      MSF MetLife                                            MSF Western        MSF Western        PIMCO VIT
      Moderate to         MSF MFS(R)    MSF Oppenheimer   Asset Management   Asset Management     Real Return
 Aggressive Allocation   Total Return    Global Equity     High Yield Bond    U.S. Government     Subaccount
      Subaccount          Subaccount      Subaccount         Subaccount         Subaccount      (Administrative
       (Class B)           (Class F)       (Class B)          (Class A)          (Class A)          Class)
----------------------   ------------   ---------------   ----------------   ----------------   ---------------

       $438,830           $24,863,112      $3,320,828        $6,914,533         $11,104,700         $235,570
       --------           -----------      ----------        ----------         -----------         --------
        438,830            24,863,112       3,320,828         6,914,533          11,104,700          235,570
       --------           -----------      ----------        ----------         -----------         --------


             30                 1,647             219               462                 649               14

             --                    --              --                --                  --               --
       --------           -----------      ----------        ----------         -----------         --------
             30                 1,647             219               462                 649               14
       --------           -----------      ----------        ----------         -----------         --------
       $438,800           $24,861,465      $3,320,609        $6,914,071         $11,104,051         $235,556
       ========           ===========      ==========        ==========         ===========         ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                      PIMCO VIT
                                     Total Return        Putnam VT           Putnam VT         Putnam VT
                                       Subaccount     Discovery Growth     International     Small Cap Value
                                    (Administrative      Subaccount      Equity Subaccount     Subaccount
                                         Class)          (Class IB)          (Class IB)        (Class IB)
                                    ---------------   ----------------   -----------------   ---------------
Assets:
  Investments at market value ...      $6,785,708         $101,498           $1,388,992         $5,859,997
                                       ----------         --------           ----------         ----------
      Total Assets ..............       6,785,708          101,498            1,388,992          5,859,997
                                       ----------         --------           ----------         ----------
Liabilities:
  Payables:
    Insurance charges ...........             447                7                   92                387
  Due to MetLife Life and Annuity
    Company of Connecticut ......              --               --                   --                 --
                                       ----------         --------           ----------         ----------
      Total Liabilities .........             447                7                   92                387
                                       ----------         --------           ----------         ----------
Net Assets: .....................      $6,785,261         $101,491           $1,388,900         $5,859,610
                                       ==========         ========           ==========         ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

Van Kampen LIT   Van Kampen LIT   Van Kampen LIT                                VIP Dynamic
    Comstock        Enterprise    Strategic Growth     VIP Contrafund(R)    Capital Appreciation     VIP Mid Cap
  Subaccount       Subaccount       Subaccount            Subaccount            Subaccount           Subaccount
  (Class II)       (Class II)       (Class II)        (Service Class 2)       (Service Class 2)    (Service Class 2)
--------------   --------------   ----------------    ------------------    --------------------   -----------------

  $1,014,038         $61,768           $159,809            $6,891,242               $345,690           $7,336,337
  ----------         -------           --------            ----------               --------           ----------
   1,014,038          61,768            159,809             6,891,242                345,690            7,336,337
  ----------         -------           --------            ----------               --------           ----------


          69               4                 11                   457                     23                  483

          --              --                 --                    --                     --                   --
  ----------         -------           --------            ----------               --------           ----------
          69               4                 11                   457                     23                  483
  ----------         -------           --------            ----------               --------           ----------
  $1,013,969         $61,764           $159,798            $6,890,785               $345,667           $7,335,854
  ==========         =======           ========            ==========               ========           ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                                December 31, 2006

                                     Wells Fargo
                                     VT Advantage
                                      Small/Mid
                                      Cap Value
                                      Subaccount
                                     ------------
Assets:
   Investments at market value ...     $790,786
                                       --------
      Total Assets ...............      790,786
                                       --------
Liabilities:
   Payables:
      Insurance charges ..........           54
   Due to MetLife Life and Annuity
      Company of Connecticut .....           --
                                       --------
      Total Liabilities ..........           54
                                       --------
Net Assets: ......................     $790,732
                                       ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

                                             AIM V.I.       AIM V.I.      American Funds   American Funds
                                           Core Equity   Premier Equity    Global Growth       Growth
                                            Subaccount     Subaccount       Subaccount       Subaccount
                                           (Series I)      (Series I)        (Class 2)        (Class 2)
                                           -----------   --------------   --------------   --------------
Investment Income:
  Dividends ............................     $   836        $  1,546         $ 10,431          $ 23,893
                                             -------        --------         --------          --------
Expenses:
  Insurance charges ....................       1,264             614           14,766            33,534
                                             -------        --------         --------          --------
      Net investment income (loss) .....        (428)            932           (4,335)           (9,641)
                                             -------        --------         --------          --------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........          --              --               --            16,566
    Realized gain (loss) on sale of
      investments ......................      (1,132)         26,043           24,353            57,182
                                             -------        --------         --------          --------
        Realized gain (loss) ...........      (1,132)         26,043           24,353            73,748
                                             -------        --------         --------          --------
      Change in unrealized gain (loss)
        on investments .................      11,878         (19,487)         210,538           166,818
                                             -------        --------         --------          --------
  Net increase (decrease) in net assets
     resulting from operations .........     $10,318        $  7,488         $230,556          $230,925
                                             =======        ========         ========          ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006


                                           American Funds                  Credit Suisse
                                           Growth-Income       Capital     Trust Emerging     Delaware VIP
                                             Subaccount     Appreciation       Markets      REIT Subaccount
                                              (Class 2)      Subaccount      Subaccount     (Standard Class)
                                           --------------   ------------   --------------   ----------------
Investment Income:
  Dividends ............................      $ 48,836        $      --       $ 10,746         $   132,547
                                              --------        ---------       --------         -----------
Expenses:
  Insurance charges ....................        31,901           56,502         25,478              26,446
                                              --------        ---------       --------         -----------
    Net investment income (loss) .......        16,935          (56,502)       (14,732)            106,101
                                              --------        ---------       --------         -----------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........        64,034          513,103         26,394             441,936
    Realized gain (loss) on sale of
      investments ......................        26,091         (607,441)       337,295           1,518,123
                                              --------        ---------       --------         -----------
      Realized gain (loss) .............        90,125          (94,338)       363,689           1,960,059
                                              --------        ---------       --------         -----------
    Change in unrealized gain (loss)
      on investments ...................       265,288           31,217        189,961          (1,532,801)
                                              --------        ---------       --------         -----------
  Net increase (decrease) in net assets
    resulting from operations ..........      $372,348        $(119,623)      $538,918         $   533,359
                                              ========        =========       ========         ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                               FTVIPT Templeton
  Delaware VIP        Dreyfus VIF        Dreyfus VIF         FTVIPT Mutual     Developing Markets    FTVIPT Templeton
Small Cap Value      Appreciation     Developing Leaders   Shares Securities       Securities       Foreign Securities
   Subaccount         Subaccount         Subaccount           Subaccount           Subaccount           Subaccount
(Standard Class)   (Initial Shares)   (Initial Shares)         (Class 2)           (Class 2)            (Class 2)
----------------   ----------------   ------------------   -----------------   ------------------   ------------------

    $ 16,115           $ 60,866           $  40,365            $     --            $ 12,455              $ 17,434
    --------           --------           ---------            --------            --------              --------

      78,221             46,623             117,666               1,295              14,915                16,214
    --------           --------           ---------            --------            --------              --------
     (62,106)            14,243             (77,301)             (1,295)             (2,460)                1,220
    --------           --------           ---------            --------            --------              --------


     427,821                 --             834,743                  --                  --                    --

     416,259             34,331            (199,772)             62,966             110,832                33,771
    --------           --------           ---------            --------            --------              --------
     844,080             34,331             634,971              62,966             110,832                33,771
    --------           --------           ---------            --------            --------              --------

      89,936            493,194            (342,051)            (36,781)            196,339               225,822
    --------           --------           ---------            --------            --------              --------

    $871,910           $541,768           $ 215,619            $ 24,890            $304,711              $260,813
    ========           ========           =========            ========            ========              ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                            FTVIPT Templeton                       Janus Aspen         Janus Aspen
                                           Growth Securities                         Balanced        Mid Cap Growth
                                               Subaccount      High Yield Bond      Subaccount         Subaccount
                                                (Class 2)         Subaccount     (Service Shares)   (Service Shares)
                                           -----------------   ---------------   ----------------   ----------------
Investment Income:
  Dividends ............................       $      --           $ 478,973        $      --            $    --
                                               ---------           ---------        ---------            -------
Expenses:
  Insurance charges ....................          11,377              29,963            7,559              4,212
                                               ---------           ---------        ---------            -------
      Net investment income (loss) .....         (11,377)            449,010           (7,559)            (4,212)
                                               ---------           ---------        ---------            -------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........              --              38,195               --                 --
    Realized gain (loss) on sale of
      investments ......................         463,920             219,986          305,891             19,619
                                               ---------           ---------        ---------            -------
    Realized gain (loss) ...............         463,920             258,181          305,891             19,619
                                               ---------           ---------        ---------            -------
    Change in unrealized gain (loss)
      on investments ...................        (204,432)           (527,470)        (236,939)            17,127
                                               ---------           ---------        ---------            -------
  Net increase (decrease) in net assets
    resulting from operations ..........       $ 248,111           $ 179,721        $  61,393            $32,534
                                               =========           =========        =========            =======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

   Janus Aspen       Lazard                       LMPIS Premier        LMPVPV          LMPVPI
Worldwide Growth   Retirement   LMPIS Dividend     Selections     Small Cap Growth     All Cap
   Subaccount       Small Cap      Strategy      All Cap Growth     Opportunities    Subaccount
(Service Shares)   Subaccount     Subaccount       Subaccount        Subaccount       (Class I)
----------------   ----------   --------------   --------------   ----------------   ----------

   $  69,980        $     --       $ 4,293          $   --            $    --        $  151,532
   ---------        --------       -------          ------            -------        ----------

      54,507           3,965         2,453             325              4,077           152,869
   ---------        --------       -------          ------            -------        ----------
      15,473          (3,965)        1,840            (325)            (4,077)           (1,337)
   ---------        --------       -------          ------            -------        ----------


          --          32,750            --           1,870             21,241           411,791

    (325,686)         19,300         3,261             479              8,830           748,286
   ---------        --------       -------          ------            -------        ----------
    (325,686)         52,050         3,261           2,349             30,071         1,160,077
   ---------        --------       -------          ------            -------        ----------

     974,465         (10,600)       25,410            (313)              (954)          739,950
   ---------        --------       -------          ------            -------        ----------

   $ 664,252        $ 37,485       $30,511          $1,711            $25,040        $1,898,690
   =========        ========       =======          ======            =======        ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                            LMPVPI          LMPVPI           LMPVPI
                                           Investors   Small Cap Growth   Total Return      LMPVPII
                                          Subaccount      Subaccount       Subaccount    Appreciation
                                           (Class I)       (Class I)        (Class I)     Subaccount
                                          ----------   ----------------   ------------   ------------
Investment Income:
  Dividends ...........................    $ 63,211        $     --          $12,724       $  36,275
                                           --------        --------          -------       ---------
Expenses:
  Insurance charges ...................      49,259           7,705            7,312          41,875
                                           --------        --------          -------       ---------
      Net investment income (loss) ....      13,952          (7,705)           5,412          (5,600)
                                           --------        --------          -------       ---------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........      90,508          26,995           11,103          95,355
    Realized gain (loss) on sale of
      investments .....................     155,347          32,159            5,772         130,370
                                           --------        --------          -------       ---------
      Realized gain (loss) ............     245,855          59,154           16,875         225,725
                                           --------        --------          -------       ---------
    Change in unrealized gain (loss)
      on investments ..................     361,598          16,294           41,983         214,359
                                           --------        --------          -------       ---------
  Net increase (decrease) in net assets
    resulting from operations .........    $621,405        $ 67,743          $64,270       $ 434,484
                                           ========        ========          =======       =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

   LMPVPII       LMPVPII       LMPVPIII     LMPVPIII                     LMPVPIII
Equity Index   Fundamental    Adjustable   Aggressive     LMPVPIII     International
 Subaccount       Value      Rate Income     Growth     High Income   All Cap Growth
 (Class II)     Subaccount    Subaccount   Subaccount    Subaccount     Subaccount
------------   -----------   -----------   ----------   -----------   --------------

 $  230,563     $  137,782     $ 14,426     $      --     $ 73,940       $ 37,914
 ----------     ----------     --------     ---------     --------       --------

    228,099        109,349        3,976       138,459       11,457         24,034
 ----------     ----------     --------     ---------     --------       --------
      2,464         28,433       10,450      (138,459)      62,483         13,880
 ----------     ----------     --------     ---------     --------       --------


    216,964        350,022           --        11,470           --         38,751

    310,534        279,768          571       541,282       (4,894)       111,231
 ----------     ----------     --------     ---------     --------       --------
    527,498        629,790          571       552,752       (4,894)       149,982
 ----------     ----------     --------     ---------     --------       --------

  1,837,070        624,007       (1,203)      386,007       31,668        260,197
 ----------     ----------     --------     ---------     --------       --------

 $2,367,032     $1,282,230     $  9,818     $ 800,300     $ 89,257       $424,059
 ==========     ==========     ========     =========     ========       ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                 LMPVPIII          Lord Abbett       Lord Abbett
                                              LMPVPIII       Social Awareness   Growth and Income   Mid-Cap Value
                                          Large Cap Growth         Stock            Subaccount       Subaccount
                                             Subaccount         Subaccount          (Class VC)       (Class VC)
                                          ----------------   ----------------   -----------------   -------------
Investment Income:
  Dividends ...........................      $  7,898            $ 13,455           $ 10,626           $ 3,134
                                             --------            --------           --------           -------
Expenses:
  Insurance charges....................        70,748              34,364             10,338             7,141
                                             --------            --------           --------           -------
    Net investment income (loss) ....         (62,850)            (20,909)               288           (4,007)
                                             --------            --------           --------           -------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.........            --                  --             28,475            48,827
    Realized gain (loss) on sale of
      investments......................       104,178             (11,933)            14,955             7,832
                                             --------            --------           --------           -------
      Realized gain (loss) ............       104,178             (11,933)            43,430            56,659
                                             --------            --------           --------           -------
    Change in unrealized gain (loss)
      on investments...................       105,283             187,628             82,505            15,020
                                             --------            --------           --------           -------
  Net increase (decrease) in net assets
    resulting from operations..........      $146,611            $154,786           $126,223           $67,672
                                             ========            ========           ========           =======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                         MIST Harris         MIST
                 MIST Batterymarch   MIST BlackRock     MIST Dreman        Oakmark      Janus Capital
                   Mid-Cap Stock     Large-Cap Core   Small-Cap Value   International   Appreciation
Managed Assets       Subaccount        Subaccount       Subaccount       Subaccount      Subaccount
  Subaccount         (Class A)         (Class A)         (Class A)        (Class A)       (Class A)
--------------   -----------------   --------------   ---------------   -------------   -------------

  $ 473,536          $      --          $    --            $  333          $     --       $      --
  ---------          ---------          -------            ------          --------       ---------

     87,678             54,413            8,325               292            13,227          95,488
  ---------          ---------          -------            ------          --------       ---------
    385,858            (54,413)          (8,325)               41           (13,227)        (95,488)
  ---------          ---------          -------            ------          --------       ---------
    642,377                 --               --               193                --              --

   (618,516)           (95,781)          (1,240)              439            17,481        (104,182)
  ---------          ---------          -------            ------          --------       ---------
     23,861            (95,781)          (1,240)              632            17,481        (104,182)
  ---------          ---------          -------            ------          --------       ---------
    320,169           (227,198)          68,384             6,617           184,399         400,254
  ---------          ---------          -------            ------          --------       ---------
  $ 729,888          $(377,392)         $58,819            $7,290          $188,653       $ 200,584
  =========          =========          =======            ======          ========       =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                          MIST Legg Mason                                            MIST
                                              Partners     MIST Lord Abbett   MIST Lord Abbett  Met/AIM Capital
                                           Managed Assets   Bond Debenture   Growth and Income    Appreciation
                                             Subaccount       Subaccount         Subaccount        Subaccount
                                             (Class A)         (Class A)         (Class B)         (Class A)
                                          ---------------  ----------------  -----------------  ---------------
Investment Income:
  Dividends ............................     $       --         $    --           $     --          $    774
                                             ----------         -------           --------          --------
Expenses:
  Insurance charges ....................        164,055           2,104             11,101             3,893
                                             ----------         -------           --------          --------
      Net investment income (loss) .....       (164,055)         (2,104)           (11,101)           (3,119)
                                             ----------         -------           --------          --------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........             --              --                 --            53,864
    Realized gain (loss) on sale of
      investments ......................         63,661            (188)             2,526            (7,357)
                                             ----------         -------           --------          --------
      Realized gain (loss) .............         63,661            (188)             2,526            46,507
                                             ----------         -------           --------          --------
    Change in unrealized gain (loss)
      on investments ...................      1,198,756          18,366            139,597           (53,648)
                                             ----------         -------           --------          --------
  Net increase (decrease) in net assets
    resulting from operations ..........     $1,098,362         $16,074           $131,022          $(10,260)
                                             ==========         =======           ========          ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                         MIST
  MIST Met/AIM                      Neuberger Berman      MIST       MIST Pioneer    MIST Pioneer
Small Cap Growth     MIST MFS(R)        Real Estate   Pioneer Fund  Mid-Cap Value  Strategic Income
   Subaccount     Value Subaccount     Subaccount      Subaccount     Subaccount      Subaccount
    (Class A)         (Class A)         (Class A)       (Class A)     (Class A)       (Class A)
----------------  ----------------  ----------------  ------------  -------------  ----------------

     $    --          $12,186          $       --       $     --        $  135         $89,163
     -------          -------          ----------       --------        ------         -------

         140            7,299              57,777         12,893           274          15,877
     -------          -------          ----------       --------        ------         -------
        (140)           4,887             (57,777)       (12,893)         (139)         73,286
     -------          -------          ----------       --------        ------         -------


         156           40,988                  --             --           837              --

      (7,693)           2,046              87,964          2,845             2           4,425
     -------          -------          ----------       --------        ------         -------
      (7,537)          43,034              87,964          2,845           839           4,425
     -------          -------          ----------       --------        ------         -------

        (154)          49,287           1,407,834        124,558         1,718          (3,737)
     -------          -------          ----------       --------        ------         -------

     $(7,831)         $97,208          $1,438,021       $114,510        $2,418         $73,974
     =======          =======          ==========       ========        ======         =======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                           MIST Third Avenue   MetLife Investment    MetLife Investment   MetLife Investment
                                            Small Cap Value     Diversified Bond    International Stock      Large Company
                                              Subaccount           Subaccount            Subaccount        Stock Subaccount
                                               (Class B)           (Class I)            (Class I)            (Class I)
                                           -----------------   ------------------   -------------------   ------------------
Investment Income:
  Dividends ............................         $   --            $3,485,933            $  759,482           $  573,743
                                                 ------            ----------            ----------           ----------
Expenses:
  Insurance charges ....................            590             1,078,297               526,245              756,610
                                                 ------            ----------            ----------           ----------
      Net investment income (loss) .....           (590)            2,407,636               233,237             (182,867)
                                                 ------            ----------            ----------           ----------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........             --                    --                    --                   --
    Realized gain (loss) on sale of
      investments ......................            656               718,992             3,342,574            1,233,692
                                                 ------            ----------            ----------           ----------
      Realized gain (loss) .............            656               718,992             3,342,574            1,233,692
                                                 ------            ----------            ----------           ----------
    Change in unrealized gain (loss)
      on investments ...................          7,391              (598,957)            5,937,028            5,401,482
                                                 ------            ----------            ----------           ----------
  Net increase (decrease) in net assets
    resulting from operations ..........         $7,457            $2,527,671            $9,512,839           $6,452,307
                                                 ======            ==========            ==========           ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

MetLife Investment     MSF BlackRock     MSF BlackRock   MSF BlackRock     MSF FI         MSF FI
  Small Company      Aggressive Growth    Bond Income     Money Market   Large Cap    Value Leaders
 Stock Subaccount        Subaccount        Subaccount      Subaccount    Subaccount     Subaccount
    (Class I)            (Class D)         (Class A)       (Class A)     (Class A)      (Class D)
------------------   -----------------   -------------   -------------   ----------   -------------

    $   39,474           $      --         $     --        $388,275       $      --     $      --
    ----------           ---------         --------        --------       ---------     ---------

       397,690              26,410           58,320          97,802         104,747       107,523
    ----------           ---------         --------        --------       ---------     ---------
      (358,216)            (26,410)         (58,320)        290,473        (104,747)     (107,523)
    ----------           ---------         --------        --------       ---------     ---------


     3,542,475                  --               --              --              --            --

     1,347,962             (41,015)          36,898              --        (160,953)      (51,031)
    ----------           ---------         --------        --------       ---------     ---------
     4,890,437             (41,015)          36,898              --        (160,953)      (51,031)
    ----------           ---------         --------        --------       ---------     ---------

      (771,700)            (39,556)         311,329              --         300,521       452,513
    ----------           ---------         --------        --------       ---------     ---------

    $3,760,521           $(106,981)        $289,907        $290,473       $  34,821     $ 293,959
    ==========           =========         ========        ========       =========     =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                             MSF MetLife                   MSF MetLife
                                             MSF MetLife   Conservative to   MSF MetLife   Moderate to
                                              Aggressive       Moderate        Moderate     Aggressive
                                              Allocation      Allocation      Allocation    Allocation
                                              Subaccount      Subaccount      Subaccount    Subaccount
                                              (Class B)       (Class B)       (Class B)     (Class B)
                                             -----------   ---------------   -----------   -----------
Investment Income:
  Dividends ..............................     $   416         $   --          $    --       $   --
                                               -------         ------          -------       ------
Expenses:
  Insurance charges ......................         531            145            1,257          687
                                               -------         ------          -------       ------
      Net investment income (loss) .......        (115)          (145)          (1,257)        (687)
                                               -------         ------          -------       ------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ...........       1,834             --               --           --
    Realized gain (loss) on sale of
      investments ........................      (1,910)            53               31          393
                                               -------         ------          -------       ------
      Realized gain (loss) ...............         (76)            53               31          393
                                               -------         ------          -------       ------
    Change in unrealized gain (loss)
      on investments .....................       5,795          1,284           14,755        9,902
                                               -------         ------          -------       ------
  Net increase (decrease) in net assets
    resulting from operations ............     $ 5,604         $1,192          $13,529       $9,608
                                               =======         ======          =======       ======

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                    MSF Western        MSF Western
 MSF MFS(R)    MSF Oppenheimer   Asset Management   Asset Management                     Oppenheimer
Total Return    Global Equity     High Yield Bond    U.S. Government                   Main Street/VA
 Subaccount       Subaccount        Subaccount         Subaccount      Money Market      Subaccount
  (Class F)       (Class B)          (Class A)          (Class A)       Subaccount    (Service Shares)
------------   ---------------   ----------------   ----------------   ------------   ----------------

 $       --       $     --           $     --           $     --         $167,923         $  3,221
 ----------       --------           --------           --------         --------         --------

    206,385         25,079             58,157             84,185           48,000            1,232
 ----------       --------           --------           --------         --------         --------
   (206,385)       (25,079)           (58,157)           (84,185)         119,923            1,989
 ----------       --------           --------           --------         --------         --------


         --             --                 --                 --               --               --

     79,346         (6,196)            22,462             28,652               --           25,910
 ----------       --------           --------           --------         --------         --------
     79,346         (6,196)            22,462             28,652               --           25,910
 ----------       --------           --------           --------         --------         --------

  1,858,296        219,677            470,984            478,560               --          (13,292)
 ----------       --------           --------           --------         --------         --------

 $1,731,257       $188,402           $435,289           $423,027         $119,923         $ 14,607
 ==========       ========           ========           ========         ========         ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                              PIMCO VIT         PIMCO VIT                           Putnam VT
                                             Real Return       Total Return       Putnam VT        International
                                              Subaccount        Subaccount     Discovery Growth       Equity
                                           (Administrative   (Administrative      Subaccount        Subaccount
                                                Class)            Class)          (Class IB)        (Class IB)
                                           ---------------   ---------------   ----------------   --------------
Investment Income:
  Dividends ............................       $ 10,042         $305,205            $    --         $  7,185
                                               --------         --------            -------         --------
Expenses:
  Insurance charges ....................          2,629           83,238              1,040           15,287
                                               --------         --------            -------         --------
      Net investment income (loss) .....          7,413          221,967             (1,040)          (8,102)
                                               --------         --------            -------         --------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution .........          6,244           36,964                 --               --
    Realized gain (loss) on sale of
      investments ......................           (837)         (24,519)             4,876           76,626
                                               --------         --------            -------         --------
      Realized gain (loss) .............          5,407           12,445              4,876           76,626
                                               --------         --------            -------         --------
    Change in unrealized gain (loss)
       on investments ..................        (13,598)         (57,035)             3,394          223,925
                                               --------         --------            -------         --------
  Net increase (decrease) in net assets
    resulting from operations ..........       $   (778)        $177,377            $ 7,230         $292,449
                                               ========         ========            =======         ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

   Putnam VT     Travelers AIM    Travelers      Travelers
Small Cap Value      Capital     Convertible    Disciplined      Travelers        Travelers
   Subaccount     Appreciation    Securities   Mid Cap Stock   Equity Income   Federated Stock
   (Class IB)      Subaccount     Subaccount     Subaccount      Subaccount       Subaccount
---------------  -------------   -----------   -------------   -------------   ---------------

   $ 19,879        $      --        $  938       $    40,534    $   194,527       $  17,603
   --------        ---------        ------       -----------    -----------       ---------

     72,638            2,328           392            29,761         58,091           4,424
   --------        ---------        ------       -----------    -----------       ---------
    (52,759)          (2,328)          546            10,773        136,436          13,179
   --------        ---------        ------       -----------    -----------       ---------


    608,713            3,024         1,469         1,209,304      1,485,381         145,703

    253,743          158,344         2,281         1,291,798      1,071,356          18,106
   --------        ---------        ------       -----------    -----------       ---------
    862,456          161,368         3,750         2,501,102      2,556,737         163,809
   --------        ---------        ------       -----------    -----------       ---------

     51,412         (121,870)        1,916        (1,839,537)    (1,927,404)       (136,673)
   --------        ---------        ------       -----------    -----------       ---------

   $861,109        $  37,170        $6,212       $   672,338    $   765,769       $  40,315
   ========        =========        ======       ===========    ===========       =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                      Travelers
                                      Travelers        Mercury      Travelers MFS(R)   Travelers MFS(R)
                                      Large Cap    Large Cap Core    Mid Cap Growth      Total Return
                                      Subaccount     Subaccount        Subaccount         Subaccount
                                     -----------   --------------   ----------------   ----------------
Investment Income:
  Dividends ......................   $    29,544      $  2,228        $        --          $255,568
                                     -----------      --------        -----------          --------
Expenses:
  Insurance charges ..............        26,641         3,872             15,101            75,390
                                     -----------      --------        -----------          --------
      Net investment income
        (loss) ...................         2,903        (1,644)           (15,101)          180,178
                                     -----------      --------        -----------          --------
Realized Gain (Loss) and
  Unrealized Gain (Loss)
  on Investments:
    Realized gain distribution ...       361,551        32,529            202,916           277,397
    Realized gain (loss) on sale
      of investments .............    (1,096,225)      (55,554)        (2,234,950)          205,449
                                     -----------      --------        -----------          --------
      Realized gain (loss) .......      (734,674)      (23,025)        (2,032,034)          482,846
                                     -----------      --------        -----------          --------
    Change in unrealized gain
      (loss) on investments ......       946,044        83,318          2,271,155           (15,368)
                                     -----------      --------        -----------          --------
  Net increase (decrease) in net
    assets resulting from
    operations ...................   $   214,273      $ 58,649        $   224,020          $647,656
                                     ===========      ========        ===========          ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                        Travelers
Travelers MFS(R)         Mondrian          Travelers    Travelers Pioneer   Travelers Pioneer     Travelers
      Value        International Stock   Pioneer Fund     Mid Cap Value     Strategic Income    Quality Bond
   Subaccount           Subaccount        Subaccount        Subaccount         Subaccount        Subaccount
----------------   -------------------   ------------   -----------------   -----------------   ------------

    $    --             $  56,648          $  16,160         $   --              $    --         $ 457,918
    -------             ---------          ---------         ------              -------         ---------

      2,742                 5,936              6,649             97                7,246            30,516
    -------             ---------          ---------         ------              -------         ---------

     (2,742)               50,712              9,511            (97)              (7,246)          427,402
    -------             ---------          ---------         ------              -------         ---------



      4,265                63,684                 --             --                   --                --

     60,685               408,278           (297,433)         1,340               (9,572)         (545,867)
    -------             ---------          ---------         ------              -------         ---------
     64,950               471,962           (297,433)         1,340               (9,572)         (545,867)
    -------             ---------          ---------         ------              -------         ---------

     (7,791)             (311,271)           389,626            237               38,253            57,190
    -------             ---------          ---------         ------              -------         ---------


    $54,417             $ 211,403          $ 101,704         $1,480              $21,435         $ (61,275)
    =======             =========          =========         ======              =======         =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                  Travelers            Travelers      Van Kampen
                                             Travelers       Style Focus Series:   U.S. Government   LIT Comstock
                                          Strategic Equity     Small Cap Growth       Securities      Subaccount
                                             Subaccount           Subaccount          Subaccount      (Class II)
                                          ----------------   -------------------   ---------------   ------------
Investment Income:
  Dividends ...........................     $    30,616             $  1              $ 773,424        $ 13,662
                                            -----------             ----              ---------        --------
Expenses:
  Insurance charges ...................          33,743                6                 53,288          12,793
                                            -----------             ----              ---------        --------
      Net investment income (loss) ....          (3,127)              (5)               720,136             869
                                            -----------             ----              ---------        --------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution ........         335,679              255                188,186          63,519
    Realized gain (loss) on sale of
      investments .....................      (3,714,016)              63               (991,587)         20,133
                                            -----------             ----              ---------        --------
      Realized gain (loss) ............      (3,378,337)             318               (803,401)         83,652
                                            -----------             ----              ---------        --------
    Change in unrealized gain (loss)
      on investments ..................       3,765,901               --               (389,838)         54,621
                                            -----------             ----              ---------        --------
  Net increase (decrease) in net assets
    resulting from operations .........     $   384,437             $313              $(473,103)       $139,142
                                            ===========             ====              =========        ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  Van Kampen      Van Kampen LIT                                                  VIP Dynamic
LIT Enterprise   Strategic Growth   VIP Asset Manager    VIP Contrafund(R)   Capital Appreciation      VIP Mid Cap
  Subaccount        Subaccount          Subaccount          Subaccount           Subaccount            Subaccount
  (Class II)        (Class II)      (Service Class 2)   (Service Class 2)      (Service Class 2)    (Service Class 2)
--------------   ----------------   -----------------   ------------------   --------------------   -----------------

    $   91           $    --            $ 114,672           $  66,131              $   775             $   13,136
    ------           -------            ---------           ---------              -------             ----------

       705             2,161               18,410              81,521                3,787                 89,741
    ------           -------            ---------           ---------              -------             ----------
      (614)           (2,161)              96,262             (15,390)              (3,012)               (76,605)
    ------           -------            ---------           ---------              -------             ----------


        --                --                   --             555,833                9,163                875,840

        85             3,268              349,438             273,098               38,268                278,880
    ------           -------            ---------           ---------              -------             ----------
        85             3,268              349,438             828,931               47,431              1,154,720
    ------           -------            ---------           ---------              -------             ----------

     3,357               410             (278,957)           (167,000)              (2,001)              (335,209)
    ------           -------            ---------           ---------              -------             ----------

    $2,828           $ 1,517            $ 166,743           $ 646,541              $42,418             $  742,906
    ======           =======            =========           =========              =======             ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Concluded)
                      For the year ended December 31, 2006

                                             Wells Fargo
                                             VT Advantage
                                            Small/Mid Cap
                                           Value Subaccount
                                           ----------------
Investment Income:
  Dividends............................        $     --
                                               --------
Expenses:
  Insurance charges....................          10,245
                                               --------
      Net investment income (loss).....         (10,245)
                                               --------
Realized Gain (Loss) and Unrealized
  Gain (Loss) on Investments:
    Realized gain distribution.........         123,900
    Realized gain (loss) on sale of
      investments......................          51,687
                                               --------
        Realized gain (loss)...........         175,587
                                               --------
    Change in unrealized gain (loss)
      on investments...................         (55,928)
                                               --------
  Net increase (decrease) in net assets
    resulting from operations..........        $109,414
                                               ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2006 and 2005

                                           AIM V.I.                AIM V.I.             American Funds
                                         Core Equity            Premier Equity          Global Growth
                                     Subaccount (Series I)   Subaccount (Series I)   Subaccount (Class 2)
                                     ---------------------   ---------------------   ---------------------
                                         2006      2005         2006        2005         2006       2005
                                     ---------   ---------   ---------   ---------   ----------   --------
Operations:
  Net investment income (loss)....   $    (428)     $--      $     932   $   (575)   $   (4,335)  $ (2,417)
  Realized gain (loss)............      (1,132)      --         26,043     10,841        24,353      6,601
  Change in unrealized gain (loss)
    on investments................      11,878       --        (19,487)    (1,408)      210,538     52,251
                                     ---------      ---      ---------   --------    ----------   --------
    Net increase (decrease) in
      net assets resulting from
      operations..................      10,318       --          7,488      8,858       230,556     56,435
                                     ---------      ---      ---------   --------    ----------   --------
Unit Transactions:
  Participant purchase payments...          --       --             --         --        77,756    329,362
  Participant transfers from other
    funding options...............     224,377       --             --         --       760,339    346,158
  Administrative and asset
    allocation charges............          --       --             --         --            --         --
  Contract surrenders.............     (13,577)      --             --    (25,940)      (88,261)   (24,939)
  Participant transfers to other
    funding options...............     (73,444)      --       (155,286)   (65,273)     (114,181)   (87,435)
  Other receipts/(payments).......          --       --             (1)        --            --         --
                                     ---------      ---      ---------   --------    ----------   --------
    Net increase (decrease) in
      net assets resulting from
      unit transactions...........     137,356       --       (155,287)   (91,213)      635,653    563,146
                                     ---------      ---      ---------   --------    ----------   --------
    Net increase (decrease) in
      net assets..................     147,674       --       (147,799)   (82,355)      866,209    619,581
Net Assets:
  Beginning of year ..............          --       --        147,799    230,154       819,177    199,596
                                     ---------      ---      ---------   --------    ----------   --------
  End of year.....................   $ 147,674      $--      $      --   $147,799    $1,685,386   $819,177
                                     =========      ===      =========   ========    ==========   ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                       American Funds
                                        American Funds Growth          Growth-Income         Capital Appreciation
                                         Subaccount (Class 2)       Subaccount (Class 2)          Subaccount
                                      ------------------------------------------------------------------------------
                                         2006         2005         2006         2005          2006          2005
                                      ----------   ----------   ----------   ----------   ------------   -----------
Operations:
   Net investment income (loss)....   $   (9,641)  $   (2,656)  $   16,935   $    8,315   $    (56,502)  $  (163,265)
   Realized gain (loss)............       73,748        4,776       90,125        7,757        (94,338)     (168,590)
   Change in unrealized gain (loss)
      on investments...............      166,818      200,297      265,288       68,434         31,217     2,456,221
                                      ----------   ----------   ----------   ----------   ------------   -----------
   Net increase (decrease) in
      net assets resulting from
      operations...................      230,925      202,417      372,348       84,506       (119,623)    2,124,366
                                      ----------   ----------   ----------   ----------   ------------   -----------
Unit Transactions:
   Participant purchase payments ..       57,693      778,378      173,253      987,272         64,824       905,400
   Participant transfers from other
      funding options..............    1,525,859      848,448    1,069,753      652,437        212,769       805,692
   Administrative and asset
      allocation charges...........           --           --           --           --             --            --
   Contract surrenders.............     (216,855)     (70,358)    (104,516)     (86,197)      (919,500)   (1,196,611)
   Participant transfers to other
      funding options..............     (453,400)     (33,793)    (148,782)     (72,087)   (14,133,214)     (446,972)
   Other receipts/(payments).......      (21,123)          --           --           72             --       (10,372)
                                      ----------   ----------   ----------   ----------   ------------   -----------
      Net increase (decrease) in
        net assets resulting from
        unit transactions..........     892,174    1,522,675      989,708    1,481,497     (14,775,121)       57,137
                                      ----------   ----------   ----------   ----------   ------------   -----------
      Net increase (decrease) in
         net assets................    1,123,099    1,725,092    1,362,056    1,566,003    (14,894,744)    2,181,503
Net Assets:
   Beginning of year...............    2,060,741      335,649    2,083,591      517,588     14,894,744    12,713,241
                                      ----------   ----------   ----------   ----------   ------------   -----------
   End of year.....................   $3,183,840   $2,060,741   $3,445,647   $2,083,591   $         --   $14,894,744
                                      ==========   ==========   ==========   ==========   ============   ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                           Delaware VIP              Dreyfus VIF
     Credit Suisse            Delaware VIP REIT           Small Cap Value           Appreciation
     Trust Emerging              Subaccount                 Subaccount               Subaccount
   Markets Subaccount         (Standard Class)           (Standard Class)         (Initial Shares)
-----------------------   ------------------------   -----------------------   -----------------------
   2006         2005          2006         2005         2006         2005         2006         2005
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------

$  (14,732)  $   (9,541)  $   106,101   $   43,991   $  (62,106)  $  (49,671)  $   14,243   $  (50,121)
   363,689       51,537     1,960,059      631,710      844,080      610,874       34,331      (13,832)

   189,961      390,019    (1,532,801)    (336,147)      89,936     (110,634)     493,194      193,013
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------


   538,918      432,015       533,359      339,554      871,910      450,569      541,768      129,060
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------

        --       10,418        39,966      601,386       25,616      317,614       12,644      229,051

   381,302      200,152       151,307      720,028      537,077      505,715      111,313       67,662

        --           --            --           --           --           --           --           --
  (581,341)    (254,606)     (143,439)    (517,154)    (876,997)    (652,988)    (581,857)    (651,199)

  (468,410)     (85,775)   (7,099,081)    (819,136)    (574,865)    (162,966)    (168,035)    (273,537)
    (4,364)        (107)           --           --       (5,943)          --          197      (13,284)
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------


  (672,813)    (129,918)   (7,051,247)     (14,876)    (895,112)       7,375     (625,738)    (641,307)
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------

  (133,895)     302,097    (6,517,888)     324,678      (23,202)     457,944      (83,970)    (512,247)

 2,146,285    1,844,188     6,517,888    6,193,210    6,121,661    5,663,717    4,000,987    4,513,234
----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------
$2,012,390   $2,146,285   $        --   $6,517,888   $6,098,459   $6,121,661   $3,917,017   $4,000,987
==========   ==========   ===========   ==========   ==========   ==========   ==========   ==========

    The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             Dreyfus VIF               FTVIPT Mutual              FTVIPT Templeton
                                         Developing Leaders         Shares Securities     Developing Markets Securities
                                     Subaccount (Initial Shares)   Subaccount (Class 2)        Subaccount (Class 2)
                                     ---------------------------   --------------------   -----------------------------
                                         2006          2005           2006       2005           2006         2005
                                      ----------    ----------     ---------   --------      ----------   ----------
Operations:
  Net investment income (loss) ...    $   (77,301)  $  (133,936)   $  (1,295)  $   (441)     $   (2,460)  $   (1,010)
  Realized gain (loss) ...........        634,971      (156,313)      62,966      1,909         110,832        7,621
  Change in unrealized gain (loss)
    on investments ...............       (342,051)      749,432      (36,781)    23,010         196,339      111,113
                                      -----------   -----------    ---------   --------      ----------   ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        215,619       459,183       24,890     24,478         304,711      117,724
                                      -----------   -----------    ---------   --------      ----------   ----------
Unit Transactions:
  Participant purchase payments ..         26,390       292,148       23,070     31,362          20,981      267,880
  Participant transfers from other
    funding options ..............        193,957       138,508       89,650    110,350         808,820      681,888
  Administrative and asset
    allocation charges ...........             --            --           --         --              --           --
  Contract surrenders ............     (2,194,975)   (1,095,783)     (10,599)    (9,128)       (142,952)     (30,083)
  Participant transfers to other
    funding options ..............       (480,748)     (939,545)    (425,742)       (98)       (599,788)     (85,248)
  Other receipts/(payments) ......        (18,442)      (15,926)          --         --              --           --
                                      -----------   -----------    ---------   --------      ----------   ----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............     (2,473,818)   (1,620,598)    (323,621)   132,486          87,061      834,437
                                      -----------   -----------    ---------   --------      ----------   ----------
    Net increase (decrease) in
      net assets .................     (2,258,199)   (1,161,415)    (298,731)   156,964         391,772      952,161
Net Assets:
  Beginning of year ..............     10,748,190    11,909,605      298,731    141,767       1,013,268       61,107
                                      -----------   -----------    ---------   --------      ----------   ----------
  End of year ....................    $ 8,489,991   $10,748,190    $      --   $298,731      $1,405,040   $1,013,268
                                      ===========   ===========    =========   ========      ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   FTVIPT Templeton           FTVIPT Templeton
  Foreign Securities         Growth Securities            High Yield Bond          Janus Aspen Balanced
 Subaccount (Class 2)       Subaccount (Class 2)            Subaccount          Subaccount (Service Shares)
-----------------------   ------------------------   ------------------------   ---------------------------
   2006         2005          2006         2005          2006         2005           2006          2005
----------   ----------   -----------   ----------   -----------   ----------    -----------   -----------
$    1,220   $      312   $   (11,377)  $   (2,183)  $   449,010   $  (97,667)   $    (7,559)  $   14,552
    33,771        2,770       463,920        9,284       258,181       69,818        305,891       22,677

   225,822       85,493      (204,432)     154,559      (527,470)      36,938       (236,939)      67,198
----------   ----------   -----------   ----------   -----------   ----------    -----------   ----------


   260,813       88,575       248,111      161,660       179,721        9,089         61,393      104,427
----------   ----------   -----------   ----------   -----------   ----------    -----------   ----------

    13,213      328,173        14,469    1,118,105        29,656      487,595          6,128       62,283

   471,992      570,391       260,286      938,519        95,476      266,960        309,697       67,791

        --           --            --           --            --           --             --           --
  (159,308)     (15,030)      (81,717)     (54,383)     (455,469)    (811,478)        (2,295)    (129,065)

   (72,715)     (36,602)   (3,159,903)    (100,444)   (7,613,739)    (365,617)    (2,095,272)     (47,944)
        --           --            --           --       (28,015)     (40,361)            --           --
----------   ----------   -----------   ----------   -----------   ----------    -----------   ----------

   253,182      846,932    (2,966,865)   1,901,797    (7,972,091)    (462,901)    (1,781,742)     (46,935)
----------   ----------   -----------   ----------   -----------   ----------    -----------   ----------

   513,995      935,507    (2,718,754)   2,063,457    (7,792,370)    (453,812)    (1,720,349)      57,492

 1,192,440      256,933     2,718,754      655,297     7,792,370    8,246,182      1,720,349    1,662,857
----------   ----------   -----------   ----------   -----------   ----------    -----------   ----------
$1,706,435   $1,192,440   $        --   $2,718,754   $        --   $7,792,370    $        --   $1,720,349
==========   ==========   ===========   ==========   ===========   ==========    ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            Janus Aspen                   Janus Aspen
                                           Mid Cap Growth               Worldwide Growth          Lazard Retirement
                                     Subaccount (Service Shares)   Subaccount (Service Shares)   Small Cap Subaccount
                                     ---------------------------   ---------------------------   --------------------
                                           2006        2005             2006         2005          2006        2005
                                         --------   --------        -----------   ----------     ---------   --------
Operations:
  Net investment income (loss) ...       $ (4,212)  $ (2,929)       $    15,473   $   (1,879)    $  (3,965)  $ (4,114)
  Realized gain (loss) ...........         19,619      5,881           (325,686)    (377,843)       52,050     31,805
  Change in unrealized gain (loss)
    on investments ...............         17,127     23,872            974,465      568,563       (10,600)   (16,094)
                                         --------   --------        -----------   ----------     ---------   --------
    Net increase (decrease) in
      net assets resulting from
      operations .................         32,534     26,824            664,252      188,841        37,485     11,597
                                         --------   --------        -----------   ----------     ---------   --------
Unit Transactions:
  Participant purchase payments ..         15,016     93,908              8,407      127,162        10,888     60,292
  Participant transfers from other
    funding options ..............        239,386     42,409            104,503       79,447        64,012    112,328
  Administrative and asset
    allocation charges ...........             --         --                 --           --            --         --
  Contract surrenders ............        (60,207)   (16,276)          (900,629)    (514,657)     (110,238)   (10,088)
  Participant transfers to other
    funding options ..............        (30,625)   (13,194)          (265,118)    (465,633)     (363,943)   (72,093)
  Other receipts/(payments) ......             --         --                131       (7,226)           --         --
                                         --------   --------        -----------   ----------     ---------   --------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............        163,570    106,847         (1,052,706)    (780,907)     (399,281)    90,439
                                         --------   --------        -----------   ----------     ---------   --------
    Net increase (decrease) in
      net assets .................        196,104    133,671           (388,454)    (592,066)     (361,796)   102,036
Net Assets:
  Beginning of year ..............        317,642    183,971          4,758,342    5,350,408       361,796    259,760
                                         --------   --------        -----------   ----------     ---------   --------
  End of year ....................       $513,746   $317,642        $ 4,369,888   $4,758,342     $      --   $361,796
                                         ========   ========        ===========   ==========     =========   ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

LMPIS Dividend Strategy    LMPIS Premier Selections    LMPVPV Small Cap Growth          LMPVPI All Cap
       Subaccount         All Cap Growth Subaccount   Opportunities Subaccount      Subaccount (Class I)
-----------------------   -------------------------   ------------------------   -------------------------
  2006          2005            2006      2005            2006       2005          2006          2005
----------   ---------        -------   --------       ---------   --------     -----------   -----------

  $  1,840   $     818        $  (325)  $   (344)      $  (4,077)  $ (3,863)    $    (1,337)  $   (49,267)
     3,261       2,706          2,349      1,694          30,071     44,977       1,160,077       221,242

    25,410      (8,266)          (313)      (395)           (954)   (28,367)        739,950       163,010
  --------   ---------        -------   --------       ---------   --------     -----------   -----------


    30,511      (4,742)         1,711        955          25,040     12,747       1,898,690       334,985
  --------   ---------        -------   --------       ---------   --------     -----------   -----------

        --      11,669             --         --           1,440     78,974          31,405       615,474

    23,567          --         41,235      5,000         116,077     36,144          92,319        22,453

        --          --             --         --              --         --              --            --
   (31,238)    (22,036)        (1,235)    (3,014)        (22,003)   (11,503)     (2,760,434)   (1,168,279)

    (6,731)    (85,619)        (4,164)   (23,662)       (132,017)   (91,081)       (609,688)     (590,851)
        --          --             --         --              --         --         (21,146)       (3,542)
  --------   ---------        -------   --------       ---------   --------     -----------   -----------


   (14,402)    (95,986)        35,836    (21,676)        (36,503)    12,534      (3,267,544)   (1,124,745)
  --------   ---------        -------   --------       ---------   --------     -----------   -----------

    16,109    (100,728)        37,547    (20,721)        (11,463)    25,281      (1,368,854)     (789,760)

   193,983     294,711         20,171     40,892         331,259    305,978      13,061,825    13,851,585
  --------   ---------        -------   --------       ---------   --------     -----------   -----------
  $210,092   $ 193,983        $57,718   $ 20,171       $ 319,796   $331,259     $11,692,971   $13,061,825
  ========   =========        =======   ========       =========   ========     ===========   ===========


   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       LMPVPI Investors     LMPVPI Small Cap Growth  LMPVPI Total Return
                                     Subaccount (Class I)     Subaccount (Class I)   Subaccount (Class I)
                                    ----------------------  ----------------------   --------------------
                                       2006        2005         2006       2005         2006      2005
                                    ----------  ----------   ---------  ---------     --------  --------
Operations:
  Net investment income (loss) ...  $   13,952  $   (2,754)  $  (7,705) $  (7,867)    $  5,412  $  4,370
  Realized gain (loss) ...........     245,855      64,617      59,154     66,856       16,875    12,731
  Change in unrealized gain (loss)
    on investments ...............     361,598     142,250      16,294    (33,903)      41,983    (5,738)
                                    ----------  ----------   ---------  ---------     --------  --------
    Net increase (decrease) in
      net assets resulting from
      operations .................     621,405     204,113      67,743     25,086       64,270    11,363
                                    ----------  ----------   ---------  ---------     --------  --------
Unit Transactions:
  Participant purchase payments ..         896     174,867          --     52,681           --     1,004
  Participant transfers from other
    funding options ..............      62,563      78,066      14,360     77,479       18,000     1,071
  Administrative and asset
    allocation charges ...........          --          --          --         --           --        --
  Contract surrenders ............    (762,607)   (468,391)    (84,914)   (62,424)     (33,028)  (56,830)
  Participant transfers to other
    funding options ..............     (27,234)   (210,050)   (110,682)   (34,524)     (11,901)       --
  Other receipts/(payments) ......          --          --          --         --           --       337
                                    ----------  ----------   ---------  ---------     --------  --------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............    (726,382)   (425,508)   (181,236)    33,212      (26,929)  (54,418)
                                    ----------  ----------   ---------  ---------     --------  --------
    Net increase (decrease) in
      net assets .................    (104,977)   (221,395)   (113,493)    58,298       37,341   (43,055)
Net Assets:
  Beginning of year ..............   4,116,875   4,338,270     684,549    626,251      587,525   630,580
                                    ----------  ----------   ---------  ---------     --------  --------
  End of year ....................  $4,011,898  $4,116,875   $ 571,056  $ 684,549     $624,866  $587,525
                                    ==========  ==========   =========  =========     ========  ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

 LMPVPII Appreciation     LMPVPII Equity Index       LMPVPII Fundamental    LMPVPIII Adjustable Rate
      Subaccount          Subaccount (Class II)       Value Subaccount          Income Subaccount
----------------------  ------------------------  ------------------------  ------------------------
   2006        2005         2006         2005         2006         2005         2006       2005
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------

$   (5,600) $  (11,367) $     2,464  $      (803) $    28,433  $   (28,144)   $ 10,450  $   5,985
   225,725      73,252      527,498      (60,676)     629,790      730,985         571        803

   214,359      45,728    1,837,070      658,654      624,007     (402,279)     (1,203)    (2,842)
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------


   434,484     107,613    2,367,032      597,175    1,282,230      300,562       9,818      3,946
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------

    44,503     249,241        6,841    1,496,279       23,385      141,496      20,839     36,887

    70,240     271,850      322,135      566,321       45,517       64,152      62,740     34,475

        --          --           --           --           --           --          --         --
  (411,744)   (221,070)  (3,636,280)  (2,423,729)  (1,014,014)    (809,487)    (85,471)   (30,372)

  (221,917)   (234,455)  (1,482,443)  (1,212,366)    (595,960)    (574,583)    (20,958)   (46,862)
        --          --      (29,958)     (19,918)          --           --          --         13
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------


  (518,918)     65,566   (4,819,705)  (1,593,413)  (1,541,072)  (1,178,422)    (22,850)    (5,859)
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------

   (84,434)    173,179   (2,452,673)    (996,238)    (258,842)    (877,860)    (13,032)    (1,913)

 3,502,195   3,329,016   20,174,104   21,170,342    9,201,836   10,079,696     332,102    334,015
----------  ----------  -----------  -----------  -----------  -----------    --------  ---------
$3,417,761  $3,502,195  $17,721,431  $20,174,104  $ 8,942,994  $ 9,201,836    $319,070  $ 332,102
==========  ==========  ===========  ===========  ===========  ===========    ========  =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        LMPVPIII Aggressive      LMPVPIII High Income     LMPVPIII International
                                          Growth Subaccount           Subaccount         All Cap Growth Subaccount
                                     -------------------------   ---------------------   -------------------------
                                         2006         2005         2006        2005         2006          2005
                                     -----------   -----------   --------   ----------   -----------   -----------
Operations:
  Net investment income (loss) ...   $  (138,459)  $  (137,972)  $ 62,483   $   63,775    $   13,880   $    1,279
  Realized gain (loss) ...........       552,752       254,407     (4,894)        (328)      149,982       18,832
  Change in unrealized gain (loss)
    on investments ...............       386,007     1,005,161     31,668      (50,444)      260,197      175,745
                                     -----------   -----------   --------   ----------    ----------   ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................       800,300     1,121,596     89,257       13,003       424,059      195,856
                                     -----------   -----------   --------   ----------    ----------   ----------
Unit Transactions:
  Participant purchase payments ..        57,638       725,139     44,228       84,977        12,202       32,740
  Participant transfers from other
    funding options ..............       178,159       225,102    193,552       58,483       109,024       20,173
  Administrative and asset
    allocation charges ...........            --            --         --           --            --           --
  Contract surrenders ............    (1,483,868)     (943,992)  (247,926)    (136,621)     (378,531)    (283,769)
  Participant transfers to other
    funding options ..............      (701,642)     (911,894)   (69,253)    (161,083)     (186,007)    (251,054)
  Other receipts/(payments) ......            --            --         --      (17,126)           --       (9,693)
                                     -----------   -----------   --------   ----------    ----------   ----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............    (1,949,713)     (905,645)   (79,399)    (171,370)     (443,312)    (491,603)
                                     -----------   -----------   --------   ----------    ----------   ----------
    Net increase (decrease) in
      net assets .................    (1,149,413)      215,951      9,858     (158,367)      (19,253)    (295,747)
Net Assets:
  Beginning of year ..............    11,854,942    11,638,991    960,690    1,119,057     1,934,443    2,230,190
                                     -----------   -----------   --------   ----------    ----------   ----------
  End of year ....................   $10,705,529   $11,854,942   $970,548   $  960,690    $1,915,190   $1,934,443
                                     ===========   ===========   ========   ==========    ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                              Lord Abbett           Lord Abbett
   LMPVPIII Large Cap       LMPVPIII Social Awareness    Growth and Income         Mid-Cap Value
    Growth Subaccount            Stock Subaccount       Subaccount (Class VC)   Subaccount (Class VC)
-------------------------   -------------------------   ---------------------   ---------------------
   2006          2005          2006          2005         2006         2005        2006        2005
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------

$   (62,850)  $   (79,604)   $  (20,909)  $  (18,373)   $     288    $    607   $  (4,007)   $ (2,726)
    104,178       (25,493)      (11,933)     (58,579)      43,430      41,201      56,659      39,916

    105,283       304,618       187,628      161,992       82,505     (20,994)     15,020        (591)
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------


    146,611       199,521       154,786       85,040      126,223      20,814      67,672      36,599
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------

     61,250       240,812        59,274      117,295       64,291     258,362      36,304     172,916

    318,106        99,059            --           --      215,491     127,332      67,139     226,687

         --            --            --           --           --          --          --          --
 (1,109,354)   (1,078,146)     (547,745)    (643,393)     (52,978)    (15,233)    (19,511)    (31,476)

 (1,023,706)   (1,053,419)     (205,792)    (170,958)    (118,293)     (5,100)   (116,561)    (43,865)
    (32,554)         (764)           --       (2,538)     (21,687)         --          --          --
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------


 (1,786,258)   (1,792,458)     (694,263)    (699,594)      86,824     365,361     (32,629)    324,262
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------

 (1,639,647)   (1,592,937)     (539,477)    (614,554)     213,047     386,175      35,043     360,861

  6,811,499     8,404,436     3,098,703    3,713,257      683,562     297,387     615,829     254,968
-----------   -----------    ----------   ----------    ---------    --------   ---------    --------
$ 5,171,852   $ 6,811,499    $2,559,226   $3,098,703    $ 896,609    $683,562   $ 650,872    $615,829
===========   ===========    ==========   ==========    =========    ========   =========    ========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                    MIST Batterymarch        MIST BlackRock
                                            Managed Assets           Mid-Cap Stock          Large-Cap Core
                                              Subaccount          Subaccount (Class A)   Subaccount (Class A)
                                     --------------------------   --------------------   --------------------
                                         2006           2005         2006        2005       2006       2005
                                     ------------   -----------   ----------   -------   ----------   -------
Operations:
  Net investment income (loss) ...   $    385,858   $  (277,700)  $  (54,413)    $--     $   (8,325)    $--
  Realized gain (loss) ...........         23,861       (22,300)     (95,781)     --         (1,240)     --
  Change in unrealized gain (loss)
    on investments ...............        320,169       863,562     (227,198)     --         68,384      --
                                     ------------   -----------   ----------     ---     ----------     ---
    Net increase (decrease) in
      net assets resulting from
      operations .................        729,888       563,562     (377,392)     --         58,819      --
                                     ------------   -----------   ----------     ---     ----------     ---
Unit Transactions:
  Participant purchase payments ..         30,001     1,265,964        9,900      --             --      --
  Participant transfers from other
    funding options ..............        263,438       337,836    7,697,503      --      1,071,700      --
  Administrative and asset
    allocation charges ...........             --            --           --      --             --      --
  Contract surrenders ............     (1,631,779)   (2,283,597)    (886,704)     --        (68,937)     --
  Participant transfers to other
    funding options ..............    (21,993,289)   (1,013,222)    (581,337)     --        (15,173)     --
  Other receipts/(payments) ......        (24,030)      (35,194)          --      --             --      --
                                     ------------   -----------   ----------     ---     ----------     ---
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............    (23,355,659)   (1,728,213)   6,239,362      --        987,590      --
                                     ------------   -----------   ----------     ---     ----------     ---
    Net increase (decrease) in
      net assets .................    (22,625,771)   (1,164,651)   5,861,970      --      1,046,409      --
Net Assets:
  Beginning of year ..............     22,625,771    23,790,422           --      --             --      --
                                     ------------   -----------   ----------     ---     ----------     ---
  End of year ....................   $         --   $22,625,771   $5,861,970     $--     $1,046,409     $--
                                     ============   ===========   ==========     ===     ==========     ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

     MIST Dreman              MIST Harris             MIST Janus            MIST Legg Mason
   Small-Cap Value       Oakmark International   Capital Appreciation   Partners Managed Assets
 Subaccount (Class A)     Subaccount (Class A)   Subaccount (Class A)     Subaccount (Class A)
---------------------   ----------------------   --------------------   -----------------------
  2006        2005         2006         2005        2006        2005        2006        2005
--------   ----------   ----------   ---------   -----------   ------   -----------   ---------

$     41       $--      $  (13,227)    $--       $   (95,488)   $--     $  (164,055)     $--
     632        --          17,481      --          (104,182)    --          63,661       --

   6,617        --         184,399      --           400,254     --       1,198,756       --
--------       ---      ----------     ---       -----------    ---     -----------      ---

   7,290        --         188,653      --           200,584     --       1,098,362       --
--------       ---      ----------     ---       -----------    ---     -----------      ---

      --        --          74,228      --             3,248     --         102,854       --

  95,708        --       2,229,268      --        13,851,828     --      21,412,256       --

      --        --              --      --                --     --              --       --
  (1,156)       --        (297,190)     --        (1,554,253)    --      (2,841,308)      --

 (11,264)       --        (249,218)     --        (1,141,260)    --      (1,056,790)      --
      --        --         (22,264)     --           (16,991)    --             806       --
--------       ---      ----------     ---       -----------    ---     -----------      ---


  83,288        --       1,734,824      --        11,142,572     --      17,617,818       --
--------       ---      ----------     ---       -----------    ---     -----------      ---

  90,578        --       1,923,477      --        11,343,156     --      18,716,180       --

      --        --              --      --                --     --              --       --
--------       ---      ----------     ---       -----------    ---     -----------      ---
$ 90,578       $--      $1,923,477     $--       $11,343,156    $--     $18,716,180      $--
========       ===      ==========     ===       ===========    ===     ===========      ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       MIST Lord Abbett       MIST Lord Abbett         MIST Met/AIM
                                        Bond Debenture       Growth and Income     Capital Appreciation
                                     Subaccount (Class A)   Subaccount (Class B)   Subaccount (Class A)
                                     --------------------   --------------------   --------------------
                                          2006     2005         2006      2005         2006      2005
                                        --------   ----      ----------   ----       ---------   ----
Operations:
  Net investment income (loss) ...      $ (2,104)   $--      $  (11,101)   $--       $  (3,119)   $--
  Realized gain (loss) ...........          (188)    --           2,526     --          46,507     --
  Change in unrealized gain (loss)
    on investments ...............        18,366     --         139,597     --         (53,648)    --
                                        --------    ---      ----------    ---       ---------    ---
    Net increase (decrease) in
      net assets resulting from
      operations .................        16,074     --         131,022     --         (10,260)    --
                                        --------    ---      ----------    ---       ---------    ---
Unit Transactions:
  Participant purchase payments ..            --     --              --     --              --     --
  Participant transfers from other
    funding options ..............       556,822     --       1,950,843     --         572,563     --
  Administrative and asset
    allocation charges ...........            --     --              --     --              --     --
  Contract surrenders ............       (98,816)    --        (262,039)    --        (107,816)    --
  Participant transfers to other
    funding options ..............            --     --         (38,438)    --         (23,402)    --
  Other receipts/(payments) ......            --     --              --     --              --     --
                                        --------    ---      ----------    ---       ---------    ---
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............       458,006     --       1,650,366     --         441,345     --
                                        --------    ---      ----------    ---       ---------    ---
    Net increase (decrease) in
      net assets .................       474,080     --       1,781,388     --         431,085     --
Net Assets:
  Beginning of year ..............            --     --              --     --              --     --
                                        --------    ---      ----------    ---       ---------    ---
  End of year ....................      $474,080    $--      $1,781,388    $--       $ 431,085    $--
                                        ========    ===      ==========    ===       =========    ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    MIST Met/AIM                              MIST Neuberger Berman
  Small Cap Growth       MIST MFS(R) Value         Real Estate          MIST Pioneer Fund
Subaccount (Class A)   Subaccount (Class A)    Subaccount (Class A)   Subaccount (Class A)
--------------------   --------------------   ---------------------   --------------------
     2006     2005          2006      2005         2006      2005         2006      2005
   --------   ----       ----------   ----      ----------   ----      ----------   ----

   $   (140)   $--       $    4,887    $--      $  (57,777)   $--      $  (12,893)   $--
     (7,537)    --           43,034     --          87,964     --           2,845     --

       (154)    --           49,287     --       1,407,834     --         124,558     --
   --------    ---       ----------    ---      ----------    ---      ----------    ---


     (7,831)    --           97,208     --       1,438,021     --         114,510     --
   --------    ---       ----------    ---      ----------    ---      ----------    ---

         --     --              530     --          51,813     --              --     --

    105,928     --        1,036,950     --       7,298,649     --       1,667,283     --

         --     --               --     --              --     --              --     --
         --     --           (8,517)    --        (799,029)    --        (175,656)    --

    (83,461)    --          (82,324)    --        (250,946)    --          (9,981)    --
         --     --               --     --              --     --              --     --
   --------    ---       ----------    ---      ----------    ---      ----------    ---


     22,467     --          946,639     --       6,300,487     --       1,481,646     --
   --------    ---       ----------    ---      ----------    ---      ----------    ---

     14,636     --        1,043,847     --       7,738,508     --       1,596,156     --

         --     --               --     --              --     --              --     --
   --------    ---       ----------    ---      ----------    ---      ----------    ---
   $ 14,636    $--       $1,043,847    $--      $7,738,508    $--      $1,596,156    $--
   ========    ===       ==========    ===      ==========    ===      ==========    ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                         MIST Pioneer           MIST Pioneer        MIST Third Avenue
                                        Mid-Cap Value         Strategic Income       Small Cap Value
                                     Subaccount (Class A)   Subaccount (Class A)   Subaccount (Class B)
                                     --------------------   --------------------   --------------------
                                          2006    2005           2006      2005        2006     2005
                                        -------   ----        ----------   ----      --------   ----
Operations:
  Net investment income (loss) ...      $  (139)   $--        $   73,286    $--      $   (590)   $--
  Realized gain (loss) ...........          839     --             4,425     --           656     --
  Change in unrealized gain (loss)
    on investments ...............        1,718     --            (3,737)    --         7,391     --
                                        -------    ---        ----------    ---      --------    ---
    Net increase (decrease) in
      net assets resulting from
      operations .................        2,418     --            73,974     --         7,457     --
                                        -------    ---        ----------    ---      --------    ---
Unit Transactions:
  Participant purchase payments ..           --     --             2,727     --            --     --
  Participant transfers from other
    funding options ..............       58,071     --         2,107,747     --       360,872     --
  Administrative and asset
    allocation charges ...........           --     --                --     --            --     --
  Contract surrenders ............           --     --          (217,082)    --       (24,102)    --
  Participant transfers to other
    funding options ..............           --     --           (37,850)    --            --     --
  Other receipts/(payments) ......           --     --                --     --            --     --
                                        -------    ---        ----------    ---      --------    ---
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............       58,071     --         1,855,542     --       336,770     --
                                        -------    ---        ----------    ---      --------    ---
    Net increase (decrease) in
      net assets .................       60,489     --         1,929,516     --       344,227     --
Net Assets:
  Beginning of year ..............           --     --                --     --            --     --
                                        -------    ---        ----------    ---      --------    ---
  End of year ....................      $60,489    $--        $1,929,516    $--      $344,227    $--
                                        =======    ===        ==========    ===      ========    ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    MetLife Investment             MetLife Investment           MetLife Investment          MetLife Investment
     Diversified Bond             International Stock          Large Company Stock         Small Company Stock
   Subaccount (Class I)           Subaccount (Class I)         Subaccount (Class I)        Subaccount (Class I)
---------------------------   ---------------------------   --------------------------   -------------------------
    2006           2005           2006           2005           2006          2005           2006         2005
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------

$  2,407,636   $  1,993,253   $    233,237   $     43,176   $   (182,867)  $   (67,447)  $  (358,216)  $  (375,370)
     718,992        411,267      3,342,574        361,494      1,233,692       112,348     4,890,437     1,864,320

    (598,957)    (1,604,051)     5,937,028      4,894,949      5,401,482     3,436,669      (771,700)      512,878
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------


   2,527,671        800,469      9,512,839      5,299,619      6,452,307     3,481,570     3,760,521     2,001,828
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------

     784,706     11,454,322        275,850      4,415,240        417,143     7,180,883       235,871     3,224,982

   5,879,887      3,792,665      1,426,870        570,648      1,234,353       703,372       574,748       527,474

    (394,923)      (504,953)      (189,568)      (219,718)      (289,650)     (366,283)     (130,619)     (162,609)
 (17,160,345)   (10,772,820)    (7,649,828)    (4,756,146)   (11,121,600)   (7,687,193)   (5,695,432)   (3,994,056)

  (4,320,330)    (2,472,252)    (6,212,364)    (2,268,745)    (2,904,792)   (1,907,837)   (2,990,616)   (1,501,279)
    (630,362)      (378,519)      (210,942)      (101,435)      (323,941)     (167,650)     (172,938)      (74,480)
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------


 (15,841,367)     1,118,443    (12,559,982)    (2,360,156)   (12,988,487)   (2,244,708)   (8,178,986)   (1,979,968)
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------

 (13,313,696)     1,918,912     (3,047,143)     2,939,463     (6,536,180)    1,236,862    (4,418,465)       21,860

  95,674,147     93,755,235     44,241,133     41,301,670     66,055,340    64,818,478    34,364,986    34,343,126
------------   ------------   ------------   ------------   ------------   -----------   -----------   -----------
$ 82,360,451   $ 95,674,147   $ 41,193,990   $ 44,241,133   $ 59,519,160   $66,055,340   $29,946,521   $34,364,986
============   ============   ============   ============   ============   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        MSF BlackRock          MSF BlackRock          MSF BlackRock
                                      Aggressive Growth         Bond Income            Money Market
                                     Subaccount (Class D)   Subaccount (Class A)   Subaccount (Class A)
                                     --------------------   --------------------   --------------------
                                         2006      2005        2006       2005         2006      2005
                                      ----------   ----     ----------    ----     -----------   ----
Operations:
  Net investment income (loss) ...    $  (26,410)   $--      $  (58,320)   $--      $   290,473   $--
  Realized gain (loss) ...........       (41,015)    --          36,898     --               --    --
  Change in unrealized gain (loss)
    on investments ...............       (39,556)    --         311,329     --               --    --
                                      ----------    ---      ----------    ---      -----------   ---
    Net increase (decrease) in
      net assets resulting from
      operations .................      (106,981)    --         289,907     --          290,473    --
                                      ----------    ---      ----------    ---      -----------   ---
Unit Transactions:
  Participant purchase payments ..            --     --          21,315     --          210,590    --
  Participant transfers from other
    funding options ..............     3,747,303     --       7,453,481     --       15,865,848    --
  Administrative and asset
    allocation charges ...........            --     --              --     --               --    --
  Contract surrenders ............      (628,969)    --        (958,150)    --       (2,637,675)   --
  Participant transfers to other
    funding options ..............       (74,708)    --        (296,204)    --       (2,289,994)   --
  Other receipts/(payments) ......         6,251     --          44,517     --            6,070    --
                                      ----------    ---      ----------    ---      -----------   ---
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............     3,049,877     --       6,264,959     --       11,154,839    --
                                      ----------    ---      ----------    ---      -----------   ---
    Net increase (decrease) in
      net assets .................     2,942,896     --       6,554,866     --       11,445,312    --
Net Assets:
  Beginning of year ..............            --     --              --     --               --    --
                                      ----------    ---      ----------    ---      -----------   ---
  End of year ....................    $2,942,896    $--      $6,554,866    $--      $11,445,312   $--
                                      ==========    ===      ==========    ===      ===========   ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                   MSF MetLife        MSF MetLife Conservative
  MSF FI Large Cap     MSF FI Value Leaders   Aggressive Allocation    to Moderate Allocation
Subaccount (Class A)   Subaccount (Class D)    Subaccount (Class B)     Subaccount (Class B)
--------------------   --------------------   ---------------------   ------------------------
   2006        2005        2006       2005         2006     2005             2006     2005
-----------   ------   -----------   ------      --------   ----           -------    ----
$  (104,747)    $--    $  (107,523)   $--        $   (115)   $--           $  (145)    $--
   (160,953)     --        (51,031)    --             (76)    --                53      --

    300,521      --        452,513     --           5,795     --             1,284      --
-----------     ---    -----------    ---        --------    ---           -------     ---


     34,821      --        293,959     --           5,604     --             1,192      --
-----------     ---    -----------    ---        --------    ---           -------     ---

     84,493      --          5,171     --              --     --                --      --

 14,950,290      --     14,734,688     --         126,673     --            78,900      --

                 --             --     --              --     --                --      --
 (2,088,611)     --     (1,601,831)    --              --     --            (4,417)     --

   (900,338)     --       (796,426)    --         (57,596)    --                --      --
     (8,015)     --         (5,853)    --              --     --                --      --
-----------     ---    -----------    ---        --------    ---           -------     ---


 12,037,819      --     12,335,749     --          69,077     --            74,483      --
-----------     ---    -----------    ---        --------    ---           -------     ---

 12,072,640      --     12,629,708     --          74,681     --            75,675      --

         --      --             --     --              --     --                --      --
-----------     ---    -----------    ---        --------    ---           -------     ---
$12,072,640     $--    $12,629,708    $--        $ 74,681    $--           $75,675     $--
===========     ===    ===========    ===        ========    ===           =======     ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                         MSF MetLife          MSF MetLife Moderate
                                     Moderate Allocation    to Aggressive Allocation   MSF MFS(R) Total Return
                                     Subaccount (Class B)     Subaccount (Class B)      Subaccount (Class F)
                                     --------------------   ------------------------   -----------------------
                                         2006     2005            2006     2005              2006      2005
                                       --------   ----          --------   ----          -----------   ----
Operations:
  Net investment income (loss) ...     $ (1,257)   $--          $   (687)   $--          $  (206,385)   $--
  Realized gain (loss) ...........           31     --               393     --               79,346     --
  Change in unrealized gain (loss)
    on investments ...............       14,755     --             9,902     --            1,858,296     --
                                       --------    ---          --------    ---          -----------    ---
    Net increase (decrease) in
      net assets resulting from
      operations .................       13,529     --             9,608     --            1,731,257     --
                                       --------    ---          --------    ---          -----------    ---
Unit Transactions:
  Participant purchase payments ..           --     --                --     --               87,995     --
  Participant transfers from other
    funding options ..............      348,382     --           429,192     --           27,002,963     --
  Administrative and asset
    allocation charges ...........           --     --                --     --                   --     --
  Contract surrenders ............       (4,906)    --                --     --           (2,984,066)    --
  Participant transfers to other
    funding options ..............           --     --                --     --             (855,767)    --
  Other receipts/(payments) ......           --     --                --     --             (120,917)    --
                                       --------    ---          --------    ---          -----------    ---
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............      343,476     --           429,192     --           23,130,208     --
                                       --------    ---          --------    ---          -----------    ---
    Net increase (decrease) in
      net assets .................      357,005     --           438,800     --           24,861,465     --
Net Assets:
  Beginning of year ..............           --     --                --     --                   --     --
                                       --------    ---          --------    ---          -----------    ---
  End of year ....................     $357,005    $--          $438,800    $--          $24,861,465    $--
                                       ========    ===          ========    ===          ===========    ===

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                   MSF Western Asset            MSF Western Asset
   MSF Oppenheimer Global     Management High Yield Bond   Management U.S. Government          Money Market
Equity Subaccount (Class B)      Subaccount (Class A)         Subaccount (Class A)              Subaccount
---------------------------   --------------------------   --------------------------   --------------------------
        2006      2005               2006      2005                2006      2005           2006           2005
     ----------   ----            ----------   ----            -----------   ----       ------------   -----------

     $  (25,079)   $--            $  (58,157)   $--            $   (84,185)   $--       $    119,923   $   218,623
         (6,196)    --                22,462     --                 28,652     --                 --            --

        219,677     --               470,984     --                478,560     --                 --            --
     ----------    ---            ----------    ---            -----------    ---       ------------   -----------


        188,402     --               435,289     --                423,027     --            119,923       218,623
     ----------    ---            ----------    ---            -----------    ---       ------------   -----------

             --     --                11,937     --                 13,527     --             73,108     1,848,855

      3,310,467     --             7,588,112     --             12,672,738     --          1,020,250     1,702,146

             --     --                    --     --                     --     --                 --            --
        (82,568)    --              (868,089)    --             (1,232,169)    --         (1,386,399)   (1,828,395)

        (85,340)    --              (275,632)    --               (764,091)    --        (12,352,665)   (3,642,551)
        (10,352)    --                22,454     --                 (8,981)    --             (6,981)     (175,088)
     ----------    ---            ----------    ---            -----------    ---       ------------   -----------


      3,132,207     --             6,478,782     --             10,681,024     --        (12,652,687)   (2,095,033)
     ----------    ---            ----------    ---            -----------    ---       ------------   -----------

      3,320,609     --             6,914,071     --             11,104,051     --        (12,532,764)   (1,876,410)

             --     --                    --     --                     --     --         12,532,764    14,409,174
     ----------    ---            ----------    ---            -----------    ---       ------------   -----------
     $3,320,609    $--            $6,914,071    $--            $11,104,051    $--       $         --   $12,532,764
     ==========    ===            ==========    ===            ===========    ===       ============   ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            Oppenheimer                  PIMCO VIT                  PIMCO VIT
                                             Main Street/VA        Real Return Subaccount    Total Return Subaccount
                                     Subaccount (Service Shares)   (Administrative Class)     (Administrative Class)
                                     ---------------------------   ----------------------   ------------------------
                                           2006        2005           2006       2005           2006          2005
                                        ---------    --------       --------   --------     -----------  -----------
Operations:
  Net investment income (loss) ...      $   1,989    $   (580)      $  7,413   $  1,416     $   221,967  $  158,514
  Realized gain (loss) ...........         25,910         221          5,407      2,108          12,445     133,532
  Change in unrealized gain (loss)
    on investments ...............        (13,292)      9,238        (13,598)    (2,402)        (57,035)   (209,487)
                                        ---------    --------       --------   --------     -----------  ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................         14,607       8,879           (778)     1,122         177,377      82,559
                                        ---------    --------       --------   --------     -----------  ----------
Unit Transactions:
  Participant purchase payments ..             --      86,455             --    181,605          43,246     844,149
  Participant transfers from other
    funding options ..............        135,944      15,867         68,938     11,023       1,085,549     578,963
  Administrative and asset
    allocation charges ...........             --          --             --         --              --          --
  Contract surrenders ............           (671)     (3,065)       (10,278)        --      (1,264,341)   (708,040)
  Participant transfers to other
    funding options ..............       (338,352)         --        (16,076)        --        (529,351)   (468,494)
  Other receipts/(payments) ......             (2)         --             --         --         (22,284)     (8,571)
                                        ---------    --------      ---------   --------     -----------  ----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............       (203,081)     99,257         42,584    192,628        (687,181)    238,007
                                        ---------    --------       --------   --------     -----------  ----------
    Net increase (decrease) in
      net assets .................       (188,474)    108,136         41,806    193,750        (509,804)    320,566
Net Assets:
  Beginning of year ..............        188,474      80,338        193,750         --       7,295,065   6,974,499
                                        ---------    --------       --------   --------     -----------  ----------
  End of year ....................      $      --    $188,474       $235,556   $193,750     $ 6,785,261  $7,295,065
                                        =========    ========       ========   ========     ===========  ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


      Putnam VT                Putnam VT                  Putnam VT
  Discovery Growth       International Equity         Small Cap Value          Travelers AIM Capital
Subaccount (Class IB)    Subaccount (Class IB)      Subaccount (Class IB)     Appreciation Subaccount
---------------------   -----------------------   -------------------------   -----------------------
  2006       2005          2006         2005          2006          2005          2006        2005
--------   --------     ----------   ----------   -----------   -----------    ---------   ---------
$ (1,040)  $   (776)    $   (8,102)  $    2,436   $  (52,759)  $  (57,177)   $  (2,328)  $  (5,944)
   4,876      3,799         76,626       39,461      862,456      502,205      161,368      50,714

   3,394         62        223,925       70,427       51,412     (122,919)    (121,870)     (9,026)
--------   --------     ----------   ----------   ----------   ----------    ---------   ---------


   7,230      3,085        292,449      112,324      861,109      322,109       37,170      35,744
--------   --------     ----------   ----------   ----------   ----------    ---------   ---------

      --      2,414          2,235       30,229       57,669      622,433           --      25,262

  39,119     14,287        210,304       95,330      456,558      563,226        6,016     122,079

      --         --             --           --           --           --           --          --
      --         39       (109,147)     (58,813)    (620,644)    (388,351)     (76,875)   (287,760)

 (21,018)   (15,898)       (93,951)     (80,419)    (720,345)    (574,448)    (565,309)    (33,393)
      --         --             --           --           --           --           (3)         --
--------   --------     ----------   ----------   ----------   ----------    ---------   ---------


  18,101        842          9,441      (13,673)    (826,762)     222,860     (636,171)   (173,812)
--------   --------     ----------   ----------   ----------   ----------    ---------   ---------

  25,331      3,927        301,890       98,651       34,347      544,969     (599,001)   (138,068)

  76,160     72,233      1,087,010      988,359    5,825,263    5,280,294      599,001     737,069
--------   --------     ----------   ----------   ----------   ----------    ---------   ---------
$101,491   $ 76,160     $1,388,900   $1,087,010   $5,859,610   $5,825,263    $      --   $ 599,001
========   ========     ==========   ==========   ==========   ===========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                       Travelers Convertible     Travelers Disciplined         Travelers Equity
                                       Securities Subaccount   Mid Cap Stock Subaccount        Income Subaccount
                                       ---------------------   ------------------------   --------------------------
                                           2006       2005         2006         2005          2006         2005
                                        ---------   --------   -----------   ----------   ------------   -----------
Operations:
  Net investment income (loss) .....    $     546   $  1,412   $    10,773   $  (86,318)  $    136,436   $  (176,960)
  Realized gain (loss) .............        3,750      1,705     2,501,102      297,364      2,556,737       414,500
  Change in unrealized gain (loss)
    on investments .................        1,916     (3,054)   (1,839,537)     530,865     (1,927,404)      225,281
                                        ---------   --------   -----------   ----------   ------------   -----------
    Net increase (decrease) in
      net assets resulting from
      operations ...................        6,212         63       672,338      741,911        765,769       462,821
                                        ---------   --------   -----------   ----------   ------------   -----------
Unit Transactions:
  Participant purchase payments ....           --     13,444        38,844      202,681          2,047       927,253
  Participant transfers from other
    funding options ................       13,763     23,647       117,537      359,731         66,937       542,792
  Administrative and asset
    allocation charges .............           --         --            --           --             --            --
  Contract surrenders ..............       (1,165)   (10,754)     (291,231)    (832,571)      (757,956)   (1,503,726)
  Participant transfers to other
    funding options ................     (111,340)      (574)   (7,839,383)    (193,961)   (15,019,141)     (543,906)
  Other receipts/(payments) ........           (1)        --            --           --         (1,811)      (22,799)
                                        ---------   --------   -----------   ----------   ------------   -----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions .................      (98,743)    25,763    (7,974,233)    (464,120)   (15,709,924)     (600,386)
                                        ---------   --------   -----------   ----------   ------------   -----------
    Net increase (decrease) in
      net assets ...................      (92,531)    25,826    (7,301,895)     277,791    (14,944,155)     (137,565)
Net Assets:
  Beginning of year ................       92,531     66,705     7,301,895    7,024,104     14,944,155    15,081,720
                                        ---------   --------   -----------   ----------   ------------   -----------
  End of year ......................    $      --   $ 92,531   $        --   $7,301,895   $         --   $14,944,155
                                        =========   ========   ===========   ==========   ============   ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   Travelers Federated        Travelers Large Cap         Travelers Mercury             Travelers MFS(R)
    Stock Subaccount               Subaccount          Large Cap Core Subaccount   Mid Cap Growth Subaccount
------------------------   -------------------------   -------------------------   -------------------------
    2006        2005           2006          2005           2006         2005          2006           2005
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------
$    13,179   $  (14,708)  $     2,903   $   (84,533)   $    (1,644)  $ (10,004)    $   (15,101)  $  (48,880)
    163,809       27,725      (734,674)     (322,942)       (23,025)    (31,858)     (2,032,034)    (604,043)

   (136,673)      31,098       946,044       882,135         83,318     123,192       2,271,155      699,907
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------


     40,315       44,115       214,273       474,660         58,649      81,330         224,020       46,984
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------

         14       10,200            92       223,172             19      86,371           7,803       68,375

         --          811        75,858        32,034        116,939      76,892          15,538      110,044

         --           --            --            --             --          --              --           --
    (18,632)    (222,375)     (470,775)     (671,323)       (45,756)   (127,022)       (233,177)    (500,066)

 (1,122,672)     (70,916)   (6,627,848)     (677,447)    (1,040,863)    (19,601)     (3,835,278)    (312,070)
         --           --            (3)      (12,908)            --          --         (10,175)        (796)
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------


 (1,141,290)    (282,280)   (7,022,676)   (1,106,472)      (969,661)     16,640      (4,055,289)    (634,513)
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------

 (1,100,975)    (238,165)   (6,808,403)     (631,812)      (911,012)     97,970      (3,831,269)    (587,529)

  1,100,975    1,339,140     6,808,403     7,440,215        911,012     813,042       3,831,269    4,418,798
-----------   ----------   -----------   -----------    -----------   ---------     -----------   ----------
$        --   $1,100,975   $        --   $ 6,808,403    $        --   $ 911,012     $        --   $3,831,269
===========   ==========   ===========   ===========    ===========   =========     ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                              Travelers Mondrian
                                       Travelers MFS(R) Total      Travelers MFS(R) Value     International Stock
                                         Return Subaccount            Subaccount                   Subaccount
                                     ---------------------------   ----------------------   ------------------------
                                         2006           2005          2006        2005          2006         2005
                                     ------------   ------------   ---------   ----------   -----------   ----------
Operations:
  Net investment income (loss) ...   $    180,178   $    185,101    $  (2,742)  $    440    $    50,712   $  (16,405)
  Realized gain (loss) ...........        482,846      1,045,537       64,950     27,514        471,962       68,549
  Change in unrealized gain (loss)
    on investments ...............        (15,368)      (895,792)      (7,791)    (4,505)      (311,271)      56,132
                                     ------------   ------------    ---------   --------    -----------   ----------
    Net increase (decrease) in
      net assets resulting from
      operations .................        647,656        334,846       54,417     23,449        211,403      108,276
                                     ------------   ------------    ---------   --------    -----------   ----------
Unit Transactions:
  Participant purchase payments ..         33,637      2,237,514        4,819    126,114             --       34,073
  Participant transfers from other
    funding options ..............        270,419        742,272       69,590    349,440        115,116      250,705
  Administrative and asset
    allocation charges ...........             --             --           --         --             --           --
  Contract surrenders ............     (1,032,445)    (2,545,350)      (7,503)   (50,311)      (153,988)    (158,910)
  Participant transfers to other
    funding options ..............    (19,499,261)      (706,029)    (781,733)   (63,471)    (1,539,879)    (209,080)
  Other receipts/(payments) ......        (14,123)       (28,758)          --         --         (1,448)         (72)
                                     ------------   ------------    ---------   --------    -----------   ----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............    (20,241,773)      (300,351)    (714,827)   361,772     (1,580,199)     (83,284)
                                     ------------   ------------    ---------   --------    -----------   ----------
    Net increase (decrease) in
      net assets .................    (19,594,117)        34,495     (660,410)   385,221     (1,368,796)      24,992
Net Assets:
  Beginning of year ..............     19,594,117     19,559,622      660,410    275,189      1,368,796    1,343,804
                                     ------------   ------------    ---------   --------    -----------   ----------
  End of year ....................   $         --   $ 19,594,117    $      --   $660,410    $        --   $1,368,796
                                     ============   ============    =========   ========    ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


 Travelers Pioneer Fund    Travelers Pioneer Mid Cap   Travelers Pioneer Strategic    Travelers Quality Bond
       Subaccount               Value Subaccount             Income Subaccount              Subaccount
------------------------   -------------------------   ---------------------------   ------------------------
    2006         2005          2006         2005           2006           2005           2006         2005
-----------   ----------   -----------   -----------   ------------   ------------   -----------   ----------

$     9,511   $  (21,500)    $    (97)     $  (110)     $    (7,246)  $   52,950     $   427,402   $ (100,097)
   (297,433)    (103,930)       1,340          309           (9,572)        (972)       (545,867)     (23,856)

    389,626      203,621          237         (237)          38,253      (14,676)         57,190      155,912
-----------   ----------     --------      -------      -----------   ----------     -----------   ----------


    101,704       78,191        1,480          (38)          21,435       37,302         (61,275)      31,959
-----------   ----------     --------      -------      -----------   ----------     -----------   ----------

        855      146,093           --       19,891           46,666      389,973          36,057      897,636

      5,608        3,000           --       22,098          238,109      267,870          70,614      205,625

         --           --           --           --               --           --              --           --
   (193,668)    (274,491)          --         (618)         (53,834)     (52,047)       (537,016)    (875,814)

 (1,629,546)     (62,426)     (36,729)      (6,084)      (2,050,823)     (84,334)     (7,557,994)    (515,275)
         --           --           --           --               --      (10,045)        (61,957)      (6,010)
-----------   ----------     --------      -------      -----------   ----------     -----------   ----------


 (1,816,751)    (187,824)     (36,729)      35,287       (1,819,882)     511,417      (8,050,296)    (293,838)
-----------   ----------     --------      -------      -----------   ----------     -----------   ----------

 (1,715,047)    (109,633)     (35,249)      35,249       (1,798,447)     548,719      (8,111,571)    (261,879)

  1,715,047    1,824,680       35,249           --        1,798,447    1,249,728       8,111,571    8,373,450
-----------   ----------     --------      -------      -----------   ----------     -----------   ----------
$        --   $1,715,047     $     --      $35,249      $        --   $1,798,447     $        --   $8,111,571
===========   ==========     ========      =======      ===========   ==========     ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                Travelers Style Focus
                                        Travelers Strategic       Series: Small Cap     Travelers U.S. Government
                                         Equity Subaccount        Growth Subaccount       Securities Subaccount
                                    --------------------------  ---------------------  ---------------------------
                                        2006          2005         2006       2005         2006           2005
                                    ------------  ------------  ---------  ----------  -------------  ------------
Operations:
  Net investment income (loss) ...  $    (3,127)  $   (59,332)  $     (5)      $--     $    720,136   $  (177,984)
  Realized gain (loss) ...........   (3,378,337)   (1,182,351)       318        --         (803,401)       54,523
  Change in unrealized gain (loss)
    on investments ...............    3,765,901     1,222,187         --        --         (389,838)      566,013
                                    -----------   -----------   --------       ---     ------------   -----------
    Net increase (decrease) in
      net assets resulting from
      operations .................      384,437       (19,496)       313        --         (473,103)      442,552
                                    -----------   -----------   --------       ---     ------------   -----------
Unit Transactions:
  Participant purchase payments ..       27,433       249,671         --        --           87,952       926,923
  Participant transfers from other
    funding options ..............       16,383        47,938      9,869        --          135,852       417,519
  Administrative and asset
    allocation charges ...........           --            --         --        --               --            --
  Contract surrenders ............     (437,453)   (1,385,494)        --        --         (770,890)   (1,592,676)
  Participant transfers to other
    funding options ..............   (8,577,233)     (718,796)   (10,182)       --      (12,904,104)   (1,097,963)
  Other receipts/(payments) ......      (23,284)      (18,272)        --        --          (16,134)       (1,192)
                                    -----------   -----------   --------       ---     ------------   -----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ...............   (8,994,154)   (1,824,953)      (313)       --      (13,467,324)   (1,347,389)
                                    -----------   -----------   --------       ---     ------------   -----------
    Net increase (decrease) in
      net assets .................   (8,609,717)   (1,844,449)        --        --      (13,940,427)     (904,837)
Net Assets:
  Beginning of year ..............    8,609,717    10,454,166         --        --       13,940,427    14,845,264
                                    -----------   -----------   --------       ---     ------------   -----------
  End of year ....................  $        --   $ 8,609,717   $     --       $--     $         --   $13,940,427
                                    ===========   ===========   ========       ===     ============   ===========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                         Van Kampen LIT             VIP Asset
 Van Kampen LIT Comstock  Van Kampen LIT Enterprise     Strategic Growth        Manager Subaccount
  Subaccount (Class II)     Subaccount (Class II)    Subaccount (Class II)      (Service Class 2)
------------------------  -------------------------  ---------------------  -------------------------
   2006          2005         2006         2005         2006        2005        2006          2005
-----------  -----------  -----------  ------------  ---------  ----------  -----------   -----------

$      869   $   (3,853)    $  (614)     $  (362)    $ (2,161)   $ (1,867)  $    96,262   $   61,779
    83,652       34,016          85           44        3,268       2,455       349,438       13,697

    54,621       12,671       3,357        3,321          410      11,631      (278,957)      41,366
----------   ----------     -------      -------     --------    --------   -----------   ----------


   139,142       42,834       2,828        3,003        1,517      12,219       166,743      116,842
----------   ----------     -------      -------     --------    --------   -----------   ----------

        --      369,117          --           --           --      62,593           510      133,549

   138,787      518,542      10,000           --           --      26,240        52,011      167,132

        --           --          --           --           --          --            --           --
  (308,248)     (68,187)         --           --      (17,751)    (29,362)      (90,641)    (326,456)

   (94,136)    (198,443)         --           --       (7,309)     (5,448)   (4,891,339)    (133,088)
   (20,916)          --          (1)           1         (911)         --        (1,567)          --
----------   ----------     -------      -------     --------    --------   -----------   ----------


  (284,513)     621,029       9,999            1      (25,971)     54,023    (4,931,026)    (158,863)
----------   ----------     -------      -------     --------    --------   -----------   ----------

  (145,371)     663,863      12,827        3,004      (24,454)     66,242    (4,764,283)     (42,021)

 1,159,340      495,477      48,937       45,933      184,252     118,010     4,764,283    4,806,304
----------   ----------     -------      -------     --------    --------   -----------   ----------
$1,013,969   $1,159,340     $61,764      $48,937     $159,798    $184,252   $        --   $4,764,283
==========   ==========     =======      =======     ========    ========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                           VIP Dynamic Capital
                                                VIP Contrafund(R)        Appreciation Subaccount    VIP Mid Cap Subaccount
                                          Subaccount (Service Class 2)      (Service Class 2)          (Service Class 2)
                                          ----------------------------   -----------------------   ------------------------
                                               2006         2005             2006        2005         2006         2005
                                            ----------   ----------       ---------   ----------   ----------   -----------
Operations:
  Net investment income (loss) ........     $  (15,390)  $  (54,512)      $  (3,012)  $  (2,796)   $  (76,605)   $  (64,729)
  Realized gain (loss) ................        828,931      114,610          47,431       1,597     1,154,720       162,691
  Change in unrealized gain (loss)
    on investments ....................       (167,000)     695,499          (2,001)     43,515      (335,209)      799,433
                                            ----------   ----------       ---------   ---------    ----------    ----------
    Net increase (decrease) in
      net assets resulting from
      operations ......................        646,541      755,597          42,418      42,316       742,906       897,395
                                            ----------   ----------       ---------   ---------    ----------    ----------
Unit Transactions:
  Participant purchase payments .......        164,160    1,440,474              --       3,393        83,473     1,198,819
  Participant transfers from other
    funding options ...................      1,018,018      824,612         140,279     161,355     1,113,387     1,157,329
  Administrative and asset
    allocation charges ................             --           --              --          --            --            --
  Contract surrenders .................       (887,461)    (621,797)       (176,875)         --      (850,871)     (314,218)
  Participant transfers to other
    funding options ...................       (321,792)     (80,379)        (32,667)     (7,339)     (697,694)     (141,194)
  Other receipts/(payments) ...........             --           --              --          --       (10,350)           --
                                            ----------   ----------       ---------   ---------    ----------    ----------
    Net increase (decrease) in net
      assets resulting from unit
      transactions ....................        (27,075)   1,562,910         (69,263)    157,409      (362,055)    1,900,736
                                            ----------   ----------       ---------   ---------    ----------    ----------
    Net increase (decrease) in
      net assets ......................        619,466    2,318,507         (26,845)    199,725       380,851     2,798,131
Net Assets:
  Beginning of year ...................      6,271,319    3,952,812         372,512     172,787     6,955,003     4,156,872
                                            ----------   ----------       ---------   ---------    ----------    ----------
  End of year .........................     $6,890,785   $6,271,319       $ 345,667   $ 372,512    $7,335,854    $6,955,003
                                            ==========   ==========       =========   =========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                       METLIFE OF CT SEPARATE ACCOUNT SIX
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                 For the years ended December 31, 2006 and 2005

Wells Fargo VT Advantage
  Small/Mid Cap Value
      Subaccount
------------------------
     2006        2005
  ----------   --------

   $ (10,245)  $ (5,930)
     175,587     30,373

     (55,928)    68,011
   ---------   --------


     109,414     92,454
   ---------   --------

       3,453      3,383

      94,084    135,139

          --         --
    (126,274)   (96,772)

     (81,501)   (50,073)
          --         --
   ---------   --------


    (110,238)    (8,323)
   ---------   --------
        (824)    84,131

     791,556    707,425
   ---------   --------
   $ 790,732   $791,556
   =========   ========

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

MetLife of CT Separate Account Six for Variable Annuities ("Separate Account Six") (formerly, The Travelers Separate Account Six for Variable Annuities) is a separate account of MetLife Life and Annuity Company of Connecticut (the "Company") (formerly, The Travelers Life and Annuity Company), an indirect wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts issued by the Company. Separate Account Six, established on March 27, 1997, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The product supported by Separate Account Six is MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity).

Separate Account Six is divided into Subaccounts, each of which is treated as an individual separate account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

     AIM Variable Insurance Funds
     American Funds Insurance Series
     Credit Suisse Trust
     Delaware VIP Trust
     Dreyfus Variable Investment Fund
     Franklin Templeton Variable Insurance Products Trust
     Janus Aspen Series
     Legg Mason Partners Investment Series
     Legg Mason Partners Variable Portfolios V
     Legg Mason Partners Variable Portfolios I, Inc.
     Legg Mason Partners Variable Portfolios II
     Legg Mason Partners Variable Portfolios III, Inc.
     Lord Abbett Series Fund, Inc.
     Met Investors Series Trust
     MetLife Investment Funds, Inc.
     Metropolitan Series Fund, Inc.
     PIMCO Variable Insurance Trust
     Putnam Variable Trust
     Van Kampen Life Investment Trust
     Variable Insurance Products Fund
     Wells Fargo Variable Trust

Participant purchase payments applied to Separate Account Six are invested in one or more sub-accounts in accordance with the selection made by the contract owner. The following subaccounts were available for investment as of December 31, 2006 (the share class indicated in parentheses is that of the portfolio in which the subaccount invests):

     AIM V.I. Core Equity Subaccount (Series I)
     American Funds Global Growth Subaccount (Class 2)
     American Funds Growth Subaccount (Class 2)
     American Funds Growth-Income Subaccount (Class 2)
     Credit Suisse Trust Emerging Markets Subaccount
     Delaware VIP Small Cap Value Subaccount (Standard Class)
     Dreyfus VIF Appreciation Subaccount (Initial Shares)
     Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
     FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
     Janus Aspen Mid Cap Growth Subaccount (Service Shares)
     Janus Aspen Worldwide Growth Subaccount (Service Shares)
     LMPIS Dividend Strategy Subaccount
     LMPIS Premier Selections All Cap Growth Subaccount
     LMPVPV Small Cap Growth Opportunities Subaccount
     LMPVPI All Cap Subaccount (Class I)
     LMPVPI Investors Subaccount (Class I)
     LMPVPI Small Cap Growth Subaccount (Class I)
     LMPVPI Total Return Subaccount (Class I)
     LMPVPII Appreciation Subaccount
     LMPVPII Equity Index Subaccount (Class II)
     LMPVPII Fundamental Value Subaccount
     LMPVPIII Adjustable Rate Income Subaccount

     LMPVPIII Aggressive Growth Subaccount
     LMPVPIII High Income Subaccount
     LMPVPIII International All Cap Growth Subaccount
     LMPVPIII Large Cap Growth Subaccount
     LMPVPIII Social Awareness Stock Subaccount
     Lord Abbett Growth and Income Subaccount (Class VC)
     Lord Abbett Mid-Cap Value Subaccount (Class VC)
     MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
     MIST BlackRock Large-Cap Core Subaccount (Class A)
     MIST Dreman Small-Cap Value Subaccount (Class A)
     MIST Harris Oakmark International Subaccount (Class A)
     MIST Janus Capital Appreciation Subaccount (Class A)
     MIST Legg Mason Partners Managed Assets Subaccount (Class A)
     MIST Lord Abbett Bond Debenture Subaccount (Class A)
     MIST Lord Abbett Growth and Income Subaccount (Class B)
     MIST Met/AIM Capital Appreciation Subaccount (Class A)
     MIST Met/AIM Small Cap Growth Subaccount (Class A)
     MIST MFS(R) Value Subaccount (Class A)
     MIST Neuberger Berman Real Estate Subaccount (Class A)
     MIST Pioneer Fund Subaccount (Class A)
     MIST Pioneer Mid-Cap Value Subaccount (Class A)
     MIST Pioneer Strategic Income Subaccount (Class A)
     MIST Third Avenue Small Cap Value Subaccount (Class B)
     MetLife Investment Diversified Bond Subaccount (Class I)
     MetLife Investment International Stock Subaccount (Class I)
     MetLife Investment Large Company Stock Subaccount (Class I)
     MetLife Investment Small Company Stock Subaccount (Class I)
     MSF BlackRock Aggressive Growth Subaccount (Class D)
     MSF BlackRock Bond Income Subaccount (Class A)
     MSF BlackRock Money Market Subaccount (Class A)
     MSF FI Large Cap Subaccount (Class A)
     MSF FI Value Leaders Subaccount (Class D)
     MSF MetLife Aggressive Allocation Subaccount (Class B)
     MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) MSF MetLife Moderate Allocation Subaccount (Class B)
     MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) MSF MFS(R) Total Return Subaccount (Class F)
     MSF Oppenheimer Global Equity Subaccount (Class B)
     MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) PIMCO VIT Real Return Subaccount (Administrative Class)
     PIMCO VIT Total Return Subaccount (Administrative Class)
     Putnam VT Discovery Growth Subaccount (Class IB)
     Putnam VT International Equity Subaccount (Class IB)
     Putnam VT Small Cap Value Subaccount (Class IB)
     Van Kampen LIT Comstock Subaccount (Class II)
     Van Kampen LIT Enterprise Subaccount (Class II)
     Van Kampen LIT Strategic Growth Subaccount (Class II)
     VIP Contrafund(R) Subaccount (Service Class 2)
     VIP Dynamic Capital Appreciation Subaccount (Service Class 2)

     VIP Mid Cap Subaccount (Service Class 2)
     Wells Fargo VT Advantage Small/Mid Cap Value Subaccount

     The operations of the Subaccounts changed as follows during the years ended December 31, 2006 and 2005:

     For the year ended December 31, 2006:

     Mergers:

     Old Portfolio                                                New Portfolio
     -------------                                                -------------
     AIM V.I. Premier Equity Portfolio (a)                        AIM V.I. Core Equity Portfolio (b)
     Capital Appreciation Fund (a)                                Janus Capital Appreciation Portfolio (b)
     High Yield Bond Trust   (a)                                  Western Asset Management High Yield Bond Portfolio (b)
     Managed Assets Trust  (a)                                    Legg Mason Partners Managed Assets Portfolio (b)
     Money Market Portfolio (a)                                   BlackRock Money Market Portfolio (b)
     Travelers AIM Capital Appreciation Portfolio (a)             Met/AIM Capital Appreciation Portfolio (b)
     Travelers Convertible Securities Portfolio (a)               Lord Abbett Bond Debenture Portfolio (b)
     Disciplined Mid Cap Stock Portfolio (a)                      Batterymarch Mid Cap Stock Portfolio (b)
     Travelers Federated Stock Portfolio (a)                      Lord Abbett Growth and Income Portfolio (b)
     Travelers Mercury Large Cap Core Portfolio (a)               Mercury Large Cap Core Portfolio (b)
     Travelers MFS(R) Value Portfolio (a)                         MFS(R) Value Portfolio (b)
     Travelers Mondrian International Stock Portfolio (a)         Harris Oakmark International Portfolio (b)
     Travelers Pioneer Fund Portfolio (a)                         Pioneer Fund Portfolio (b)
     Travelers Pioneer Mid-Cap Value Portfolio  (a)               Pioneer Mid-Cap Value Portfolio (b)
     Travelers Pioneer Strategic Income Portfolio (a)             Pioneer Strategic Income Portfolio (b)
     Travelers Style Focus Small Cap Growth Value Portfolio (a)   Met/AIM Small Cap Growth Portfolio (b)
     Travelers Equity Income Portfolio (a)                        FI Value Leaders Portfolio (b)
     Travelers Large Cap Portfolio (a)                            FI Large Cap Portfolio (b)
     Travelers MFS(R) Mid Cap Growth Portfolio (a)                BlackRock Aggressive Growth Portfolio (b)
     Travelers MFS(R)Total Return Portfolio (a)                   MFS(R) Total Return Portfolio (b)
     Travelers Strategic Equity Portfolio (a)                     FI Large Cap Portfolio (b)
     Travelers Quality Bond Portfolio (a)                         BlackRock Bond Income Portfolio (b)
     Travelers U.S. Government Securities Portfolio (a)           Western Asset Management U.S. Government Portfolio (b)

     (a) For the period January 1, 2006 to April 30, 2006
     (b) For the period May 1, 2006 to December 31, 2006

     Substitutions:

     Old Portfolio                                                New Portfolio
     -------------                                                -------------
     Delaware VIP REIT Portfolio (c)                              Neuberger Berman Real Estate Portfolio (d)
     Janus Aspen Balanced Portfolio (c)                           MFS(R) Total Return Portfolio (d)
     VIP Asset Manager Portfolio (c)                              MFS(R) Total Return Portfolio (d)
     Mutual Shares Securities Portfolio (c)                       Lord Abbett Growth and Income Portfolio (d)
     Templeton Growth Securities Portfolio (c)                    Oppenheimer Global Equity Portfolio (d)
     Oppenheimer Main Street Portfolio (c)                        Lord Abbett Growth and Income Portfolio (d)
     Lazard Retirement Small Cap Portfolio (e)                    Third Avenue Small Cap Value Portfolio (f)

     (c) For the period January 1, 2006 to April 30, 2006

     (d) For the period May 1, 2006 to December 31, 2006

     (e) For the period January 1, 2006 to November 12, 2006

     (f) For the period November 13, 2006 to December 31, 2006

1. BUSINESS -- (Concluded)

     Name Changes:

     Old Name                                                    New Name
     --------                                                    --------
     CitiStreet Diversified Bond Subaccount                      MetLife Investment Diversified Bond Subaccount
     CitiStreet International Stock Subaccount                   MetLife Investment International Stock Subaccount
     CitiStreet Large Company Stock Subaccount                   MetLife Investment Large Company Stock Subaccount
     CitiStreet Small Company Stock Subaccount                   MetLife Investment Small Company Stock Subaccount
     Mercury Large-Cap Core Subaccount                           MIST BlackRock Large-Cap Core Subaccount
     Greenwich Street Appreciation Subaccount                    LMPVPII Appreciation Subaccount
     Greenwich Street Equity Index Subaccount                    LMPVPII Equity Index Subaccount
     Greenwich Street Fundamental Value Subaccount               LMPVPII Fundamental Value Subaccount
     Salomon Brothers Variable All Cap Subaccount                LMPVPI All Cap Subaccount
     Salomon Brothers Variable Investors Subaccount              LMPVPI Investors Subaccount
     Salomon Brothers Variable Small Cap Growth Subaccount       LMPVPI Small Cap Growth Subaccount
     Salomon Brothers Variable Total Return Subaccount           LMPVPI Total Return Subaccount
     SB Dividend Strategy Subaccount                             LMPIS Dividend Strategy Subaccount
     Smith Barney Premier Selections All Cap Growth Subaccount   LMPIS Premier Selections All Cap Growth Subaccount
     SB Adjustable Rate Income Subaccount                        LMPVPIII Adjustable Rate Income Subaccount
     Smith Barney Aggressive Growth Subaccount                   LMPVPIII Aggressive Growth Subaccount
     Smith Barney High Income Subaccount                         LMPVPIII High Income Subaccount
     Smith Barney International All Cap Growth Subaccount        LMPVPIII  International All Cap Growth Subaccount
     Smith Barney Large Capitalization Growth Subaccount         LMPVPIII Large Cap Growth Subaccount
     Social Awareness Stock Subaccount                           LMPVPIII Social Awareness Stock Subaccount
     Smith Barney Small Cap Growth Opportunities Subaccount      LMPVPV Small Cap Growth Opportunities Subaccount
     Van Kampen LIT Emerging Growth Portfolio                    Van Kampen LIT Strategic Growth Portfolio
     Wells Fargo Advantage Multi Cap Value Subaccount            Wells Fargo VT Advantage Small/Mid Cap Subaccount

     For the year ended December 31, 2005:

     Mergers:

     Old Portfolio                                               New Portfolio
     -------------                                               -------------
     Travelers MFS Emerging Growth Portfolio                     MFS(R) Mid Cap Growth Portfolio

     Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Six or shares of Separate Account Six's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Separate Account Six product offered by the Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account Six in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value.

Security transactions are accounted for on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

2. SIGNIFICANT ACCOUNTING POLICIES (Concluded)

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Separate Account Six form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Six. Separate Account Six is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net Assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 3.0 to 5.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceeds amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

     --   Mortality and Expense Risks assumed by the Company ("M&E")
     --   Floor Benefit ("FL")

Below is a table displaying separate account charges with their associated products offered in Separate Account Six for each funding option. The table displays Standard ("S") and Optional ("O") Death Benefit ("Dth Ben") designations.

Separate Account                                          Six
-----------------------------------------------------------------------------------------------------
                                                                                 Asset-based Charges
                                                                                ---------------------
Separate Account Charge (1) (5)          Dth Ben       Product (notes3-4)        M&E   FL (2)   Total
-------------------------------------    -------   --------------------------   ----   ------   -----
Separate Account Charge 0.80% 3% AIR        S      MetLife Retirement Account   0.80%           0.80%
Separate Account Charge 0.80% 5% AIR        S      MetLife Retirement Account   0.80%           0.80%
Separate Account Charge 0.80% 0.25% FL      S      MetLife Retirement Account   0.80%   0.25%   1.05%
Separate Account Charge 0.80% 0.43% FL      S      MetLife Retirement Account   0.80%   0.43%   1.23%
Separate Account Charge 0.80% 0.62% FL      S      MetLife Retirement Account   0.80%   0.62%   1.42%
Separate Account Charge 0.80% 1.10% FL      S      MetLife Retirement Account   0.80%   1.10%   1.90%
Separate Account Charge 1.25% 3% AIR        O      MetLife Retirement Account   1.25%           1.25%
Separate Account Charge 1.25% 5% AIR        O      MetLife Retirement Account   1.25%           1.25%
Separate Account Charge 1.25% 0.33% FL      O      MetLife Retirement Account   1.25%   0.33%   1.58%
Separate Account Charge 1.25% 0.53% FL      O      MetLife Retirement Account   1.25%   0.53%   1.78%
Separate Account Charge 1.25% 0.83% FL      O      MetLife Retirement Account   1.25%   0.83%   2.08%
Separate Account Charge 1.25% 1.40% FL      O      MetLife Retirement Account   1.25%   1.40%   2.65%

(1) Certain accumulation and annuity unit values may not be available through certain Subaccounts.

(2) This charge applies in the annuitization phase when the floor benefit has been selected.

(3) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(4) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

(5)  Assumed Interest Rate (AIR)

No sales charges are deducted from participant purchase payments when they are received. However, the Company assesses a withdrawal charge if a participant's purchase payment is surrendered within five years of its payment date. The maximum charge, applied to the amount withdrawn, is 5% decreasing to 0% after five full years and assessed through the redemption of units.

3. CONTRACT CHARGES -- (Concluded)

If the Variable Annuitization Floor Benefit is selected, a charge is assessed through the redemption of units upon election of this benefit. This charge compensates the Company for guaranteeing a minimum variable annuity payment regardless of the performance of the variable funding option. The charge will vary based upon market conditions, but will never exceed the annual separate account charge by more than 3% annually. It will be set at the time of election and remain level throughout the term of annuitization.

If the Liquidity Benefit is selected, there is a surrender charge of 5% of the amount withdrawn assessed through the redemption of units.

Participants in the CHART asset allocation program enter into an agreement with MetLife Investment Fund Services LLC ("MIFS"), an affiliate of the Company. Under this arrangement, MIFS provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The maximum annual fee is 0.75% which decreases as a participant's assets increase. Effective February 1, 2006, this program was closed to new participants.

If the Optional Death Benefit and Credit is selected, the Company will add a credit to the applicable purchase contract with each purchase payment. Each credit is added to the contract value when the payment is applied and will equal 2% of each purchase payment. These credits are applied, pro rata, to the same funding option(s) to which the purchase payment was applied. An additional annuitization credit is applied to the contract value once an annuity option is purchased. This credit equals 0.5% of the contract value if annuitized during contract years 2-5, 1% during contract years 6-10, and 2% after contract year
10. There is no credit applied to contracts held less than one year.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                                 As of and for the period ended December 31, 2006
                                                                                 ------------------------------------------------
INVESTMENTS                                                                       No. of      Market       Cost of      Proceeds
                                                                                  Shares      Value       Purchases    from Sales
                                                                                 -------   -----------   ----------   -----------
AIM Variable Insurance Funds (0.0%)
  AIM V.I. Core Equity Subaccount (Series I) (Cost $135,806)                       5,426   $   147,684   $  225,177   $    88,239
  AIM V.I. Premier Equity Subaccount (Series I) (Cost $0)                             --            --        1,546       155,906
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $135,806)                                                          5,426   $   147,684   $  226,723   $   244,145
                                                                                 =======   ===========   ==========   ===========
American Funds Insurance Series (1.7%)
  American Funds Global Growth Subaccount (Class 2) (Cost $1,405,168)             72,370   $ 1,685,494   $  855,921   $   224,520
  American Funds Growth Subaccount (Class 2) (Cost $2,793,220)                    49,689     3,184,051    1,600,465       701,222
  American Funds Growth-Income Subaccount (Class 2) (Cost $3,084,266)             81,675     3,445,865    1,360,081       289,251
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $7,282,654)                                                      203,734   $ 8,315,410   $3,816,467   $ 1,214,993
                                                                                 =======   ===========   ==========   ===========
Capital Appreciation Fund (0.0%)
  Capital Appreciation Subaccount
    Total (Cost $0)                                                                   --   $        --   $  689,298   $15,008,314
                                                                                 =======   ===========   ==========   ===========
Credit Suisse Trust (0.4%)
  Credit Suisse Trust Emerging Markets Subaccount
    Total (Cost $1,227,851)                                                       92,106   $ 2,012,526   $  421,507   $ 1,082,595
                                                                                 =======   ===========   ==========   ===========
Delaware VIP Trust (1.2%)
  Delaware VIP REIT Subaccount (Standard Class) (Cost $0)                             --   $        --   $  692,091   $ 7,195,515
  Delaware VIP Small Cap Value Subaccount (Standard Class) (Cost $4,328,937)     182,491     6,098,862    1,009,456     1,538,653
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $4,328,937)                                                      182,491   $ 6,098,862   $1,701,547   $ 8,734,168
                                                                                 =======   ===========   ==========   ===========
Dreyfus Variable Investment Fund (2.5%)
  Dreyfus VIF Appreciation Subaccount (Initial Shares) (Cost $3,392,381)          92,063   $ 3,917,277   $  186,185   $   797,553
  Dreyfus VIF Developing Leaders Subaccount (Initial Shares) (Cost $9,063,181)   202,012     8,490,556    1,095,473     2,811,643
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $12,455,562)                                                     294,075   $12,407,833   $1,281,658   $ 3,609,196
                                                                                 =======   ===========   ==========   ===========
Franklin Templeton Variable Insurance Products Trust (0.6%)
  FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                      --   $        --   $  112,722   $   437,647
  FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
    (Cost $1,086,421)                                                            101,895     1,405,131      806,177       721,517
  FTVIPT Templeton Foreign Securities Subaccount (Class 2) (Cost $1,373,925)      91,161     1,706,542      503,796       249,324
  FTVIPT Templeton Growth Securities Subaccount (Class 2) (Cost $0)                   --            --      245,941     3,224,273
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $2,460,346)                                                      193,056   $ 3,111,673   $1,668,636   $ 4,632,761
                                                                                 =======   ===========   ==========   ===========
High Yield Bond Trust (0.0%)
  High Yield Bond Subaccount
    Total (Cost $0)                                                                   --   $        --   $  631,857   $ 8,117,004
                                                                                 =======   ===========   ==========   ===========
Janus Aspen Series (1.0%)
  Janus Aspen Balanced Subaccount (Service Shares) (Cost $0)                          --   $        --   $  320,225   $ 2,109,583
  Janus Aspen Mid Cap Growth Subaccount (Service Shares) (Cost $440,545)          15,961       513,781      266,145       106,762
  Janus Aspen Worldwide Growth Subaccount (Service Shares) (Cost $4,911,105)     135,678     4,370,185      243,361     1,280,458
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $5,351,650)                                                      151,639   $ 4,883,966   $  829,731   $ 3,496,803
                                                                                 =======   ===========   ==========   ===========
Lazard Retirement Series, Inc. (0.0%)
  Lazard Retirement Small Cap Subaccount
    Total (Cost $0)                                                                   --   $        --   $  107,732   $   478,241
                                                                                 =======   ===========   ==========   ===========
Legg Mason Partners Investment Series (0.1%)
  LMPIS Dividend Strategy Subaccount (Cost $182,018)                              20,927   $   210,106   $   27,822   $    40,376
  LMPIS Premier Selections All Cap Growth Subaccount (Cost $55,666)                4,314        57,722       43,109         5,725
                                                                                 -------   -----------   ----------   -----------
    Total (Cost $237,684)                                                         25,241   $   267,828   $   70,931   $    46,101
                                                                                 =======   ===========   ==========   ===========

                                                                                         As of and for the period ended
                                                                                        December 31, 2006 -- (Continued)
                                                                              ---------------------------------------------------
INVESTMENTS                                                                     No. of       Market       Cost of       Proceeds
                                                                                Shares       Value       Purchases     from Sales
                                                                              ---------   -----------   -----------   -----------
Legg Mason Partners Variable Portfolios V (0.1%)
  LMPVPV Small Cap Growth Opportunities Subaccount
    Total (Cost $301,538)                                                        27,980   $   319,817   $   138,506   $   157,836
                                                                              =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios I, Inc. (3.4%)
  LMPVPI All Cap Subaccount (Class I) (Cost $9,003,784)                         599,066   $11,693,762   $   705,163   $ 3,561,902
  LMPVPI Investors Subaccount (Class I) (Cost $3,109,674)                       242,427     4,012,169       215,401       837,191
  LMPVPI Small Cap Growth Subaccount (Class I) (Cost $478,950)                   38,956       571,095        41,196       203,126
  LMPVPI Total Return Subaccount (Class I) (Cost $539,404)                       50,888       624,908        41,413        51,805
                                                                              ---------   -----------   -----------   -----------
    Total (Cost $13,131,812)                                                    931,337   $16,901,934   $ 1,003,173   $ 4,654,024
                                                                              =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios II (6.0%)
  LMPVPII Appreciation Subaccount (Cost $2,675,062)                             127,775   $ 3,417,989   $   229,187   $   658,240
  LMPVPII Equity Index Subaccount (Class II) (Cost $15,767,586)                 519,268    17,722,602       769,497     5,369,274
  LMPVPII Fundamental Value Subaccount (Cost $7,329,202)                        392,435     8,943,590       573,607     1,735,934
                                                                              ---------   -----------   -----------   -----------
    Total (Cost $25,771,850)                                                  1,039,478   $30,084,181   $ 1,572,291   $ 7,763,448
                                                                              =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios III, Inc. (4.3%)
  LMPVPIII Adjustable Rate Income Subaccount (Cost $324,222)                     32,297   $   319,089   $   106,761   $   119,152
  LMPVPIII Aggressive Growth Subaccount (Cost $7,857,016)                       662,515    10,706,242       243,195     2,319,580
  LMPVPIII High Income Subaccount (Cost $1,002,141)                             132,779       970,613       357,962       374,845
  LMPVPIII International All Cap Growth Subaccount (Cost $1,472,789)            110,840     1,915,318       201,178       591,796
  LMPVPIII Large Cap Growth Subaccount (Cost $4,657,844)                        327,977     5,172,200       400,822     2,249,812
  LMPVPIII Social Awareness Stock Subaccount (Cost $2,446,577)                   94,828     2,559,398       148,851       863,956
                                                                              ---------   -----------   -----------   -----------
    Total (Cost $17,760,589)                                                  1,361,236   $21,642,860   $ 1,458,769   $ 6,519,141
                                                                              =========   ===========   ===========   ===========
Lord Abbett Series Fund, Inc. (0.3%)
  Lord Abbett Growth and Income Subaccount (Class VC) (Cost $810,813)            30,561   $   896,667   $   315,511   $   199,888
  Lord Abbett Mid-Cap Value Subaccount (Class VC) (Cost $614,588)                29,886       650,914       154,766       142,553
                                                                              ---------   -----------   -----------   -----------
    Total (Cost $1,425,401)                                                      60,447   $ 1,547,581   $   470,277   $   342,441
                                                                              =========   ===========   ===========   ===========
Managed Assets Trust (0.0%)
  Managed Assets Subaccount
    Total (Cost $0)                                                                 --    $        --   $ 1,494,127   $23,822,310
                                                                              =========   ===========   ===========   ===========
Met Investors Series Trust (10.9%)
  MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (Cost $6,089,558)        301,717   $ 5,862,360   $ 7,705,905   $ 1,520,566
  MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $978,095)             93,436     1,046,479     1,071,683        92,348
  MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $83,968)                 6,578        90,585        90,632         7,104
  MIST Harris Oakmark International Subaccount (Class A) (Cost $1,739,203)      101,083     1,923,602     2,258,430       536,708
  MIST Janus Capital Appreciation Subaccount (Class A) (Cost $10,943,649)       146,109    11,343,903    13,761,329     2,713,498
  MIST Legg Mason Partners Managed Assets Subaccount (Class A)
    (Cost $17,518,675)                                                        1,035,829    18,717,432    21,456,009     4,000,995
  MIST Lord Abbett Bond Debenture Subaccount (Class A) (Cost $455,747)           37,899       474,113       556,822       100,887
  MIST Lord Abbett Growth and Income Subaccount (Class B) (Cost $1,641,882)      61,010     1,781,479     1,959,861       320,505
  MIST Met/AIM Capital Appreciation Subaccount (Class A) (Cost $484,762)         39,807       431,114       627,201       135,082
  MIST Met/AIM Small Cap Growth Subaccount (Class A) (Cost $14,791)               1,082        14,637       106,082        83,598
  MIST MFS(R) Value Subaccount (Class A) (Cost $994,631)                         73,309     1,043,918     1,090,175        97,591
  MIST Neuberger Berman Real Estate Subaccount (Class A) (Cost $6,331,179)      426,862     7,739,014     7,234,183       990,967
  MIST Pioneer Fund Subaccount (Class A) (Cost $1,471,705)                      109,109     1,596,264     1,666,653       197,792
  MIST Pioneer Mid-Cap Value Subaccount (Class A) (Cost $58,775)                  5,066        60,493        59,042           269
  MIST Pioneer Strategic Income Subaccount (Class A) (Cost $1,933,379)          203,979     1,929,642     2,229,555       300,601
  MIST Third Avenue Small Cap Value Subaccount (Class B) (Cost $336,858)         19,762       344,250       360,738        24,536
                                                                              ---------   -----------   -----------   -----------
    Total (Cost $51,076,857)                                                  2,662,637   $54,399,285   $62,234,300   $11,123,047
                                                                              =========   ===========   ===========   ===========

                                                                                           As of and for the period ended
                                                                                           December 31, 2006 -- (Continued)
                                                                               ---------------------------------------------------
INVESTMENTS                                                                      No. of       Market        Cost of      Proceeds
                                                                                 Shares        Value       Purchases    from Sales
                                                                               ----------  ------------  ------------  -----------
MetLife Investment Funds, Inc. (42.7%)
  MetLife Investment Diversified Bond Subaccount (Class I) (Cost $79,658,083)   7,045,847  $ 82,365,946  $  9,222,295  $22,653,729
  MetLife Investment International Stock Subaccount (Class I)
     (Cost $28,367,683)                                                         2,165,970    41,196,744     1,623,042   13,948,516
  MetLife Investment Large Company Stock Subaccount (Class I)
    (Cost $50,789,982)                                                          4,344,755    59,523,146     1,133,766   14,303,349
  MetLife Investment Small Company Stock Subaccount (Class I)
    (Cost $26,327,360)                                                          2,089,918    29,948,524     4,136,852    9,130,731
                                                                               ----------  ------------  ------------  -----------
    Total (Cost $185,143,108)                                                  15,646,490  $213,034,360  $ 16,115,955  $60,036,325
                                                                               ==========  ============  ============  ===========
Metropolitan Series Fund, Inc. (18.6%)
  MSF BlackRock Aggressive Growth Subaccount (Class D) (Cost $2,982,648)          123,659  $  2,943,093  $  3,756,270  $   732,607
  MSF BlackRock Bond Income Subaccount (Class A) (Cost $6,243,972)                 60,356     6,555,301     7,577,643    1,370,569
  MSF BlackRock Money Market Subaccount (Class A) (Cost $11,446,080)              114,461    11,446,080    15,701,556    4,255,476
  MSF FI Large Cap Subaccount (Class A) (Cost $11,772,925)                        798,508    12,073,446    15,034,252    3,100,374
  MSF FI Value Leaders Subaccount (Class D) (Cost $12,178,020)                     60,738    12,630,533    14,724,841    2,495,790
  MSF MetLife Aggressive Allocation Subaccount (Class B) (Cost $68,891)             6,102        74,686       128,915       58,113
  MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)
    (Cost $74,396)                                                                  6,867        75,680        78,900        4,557
  MSF MetLife Moderate Allocation Subaccount (Class B) (Cost $342,275)             31,100       357,030       348,206        5,962
  MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)
    (Cost $428,927)                                                                36,753       438,830       446,691       18,157
  MSF MFS(R) Total Return Subaccount (Class F) (Cost $23,004,815)                 160,025    24,863,112    26,891,679    3,966,209
  MSF Oppenheimer Global Equity Subaccount (Class B) (Cost $3,101,150)            197,668     3,320,828     3,305,924      198,577
  MSF Western Asset Management High Yield Bond Subaccount (Class A)
    (Cost $6,443,550)                                                             670,663     6,914,533     7,618,953    1,197,866
  MSF Western Asset Management U.S. Government Subaccount (Class A)
    (Cost $10,626,140)                                                            902,821    11,104,700    12,692,783    2,095,295
                                                                               ----------  ------------  ------------  -----------
    Total (Cost $88,713,789)                                                    3,169,721  $ 92,797,852  $108,306,613  $19,499,552
                                                                               ==========  ============  ============  ===========
Money Market Portfolio (0.0%)
  Money Market Subaccount
    Total (Cost $0)                                                                    --  $         --  $  1,227,152  $13,738,668
                                                                               ==========  ============  ============  ===========
Oppenheimer Variable Account Funds (0.0%)
  Oppenheimer Main Street/VA Subaccount ( Service Shares)
    Total (Cost $0)                                                                    --  $         --  $    139,164  $   340,263
                                                                               ==========  ============  ============  ===========
PIMCO Variable Insurance Trust (1.4%)
  PIMCO VIT Real Return Subaccount (Administrative Class) (Cost $251,570)          19,746  $    235,570  $     84,845  $    28,596
  PIMCO VIT Total Return Subaccount (Administrative Class) (Cost $6,870,104)      670,525     6,785,708     1,437,557    1,865,600
                                                                               ----------  ------------  ------------  -----------
    Total (Cost $7,121,674)                                                       690,271  $  7,021,278  $  1,522,402  $ 1,894,196
                                                                               ==========  ============  ============  ===========
Putnam Variable Trust (1.5%)
  Putnam VT Discovery Growth Subaccount (Class IB) (Cost $81,285)                  17,145  $    101,498  $     39,120  $    22,054
  Putnam VT International Equity Subaccount (Class IB) (Cost $854,698)             67,296     1,388,992       222,861      221,466
  Putnam VT Small Cap Value Subaccount (Class IB) (Cost $4,418,304)               241,450     5,859,997       989,029    1,259,642
                                                                               ----------  ------------  ------------  -----------
    Total (Cost $5,354,287)                                                       325,891  $  7,350,487  $  1,251,010  $ 1,503,162
                                                                               ==========  ============  ============  ===========
The Travelers Series Trust (0.0%)
  Travelers AIM Capital Appreciation Subaccount (Cost $0)                              --  $         --  $      8,900  $   644,394
  Travelers Convertible Securities Subaccount (Cost $0)                                --            --        16,170      112,902
  Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                             --            --     1,369,190    8,123,589
  Travelers Equity Income Subaccount (Cost $0)                                         --            --     1,833,936   15,922,534
  Travelers Federated Stock Subaccount (Cost $0)                                       --            --       163,306    1,145,751
  Travelers Large Cap Subaccount (Cost $0)                                             --            --       449,097    7,107,547
  Travelers Mercury Large Cap Core Subaccount (Cost $0)                                --            --       145,566    1,084,372
  Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                                 --            --       229,615    4,097,217

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                                          As of and for the period ended
                                                                                          December 31, 2006 -- (Concluded)
                                                                                  ---------------------------------------------
INVESTMENTS                                                                        No. of     Market      Cost of     Proceeds
                                                                                   Shares     Value      Purchases   from Sales
                                                                                  -------  -----------  ----------  -----------
The Travelers Series Trust -- (Continued)
  Travelers MFS(R) Total Return Subaccount (Cost $0)                                   --           --     868,155   20,652,999
  Travelers MFS(R) Value Subaccount (Cost $0)                                          --           --      78,199      791,525
  Travelers Mondrian International Stock Subaccount (Cost $0)                          --           --     235,126    1,700,975
  Travelers Pioneer Fund Subaccount (Cost $0)                                          --           --      22,665    1,829,962
  Travelers Pioneer Mid Cap Value Subaccount (Cost $0)                                 --           --          --       36,827
  Travelers Pioneer Strategic Income Subaccount (Cost $0)                              --           --     274,341    2,101,528
  Travelers Quality Bond Subaccount (Cost $0)                                          --           --     749,992    8,373,157
  Travelers Strategic Equity Subaccount (Cost $0)                                      --           --     421,024    9,082,915
  Travelers Style Focus Series: Small Cap Growth Subaccount (Cost $0)                  --           --      10,125       10,188
  Travelers U.S. Government Securities Subaccount (Cost $0)                            --           --   1,302,376   13,861,843
                                                                                  -------  -----------  ----------  -----------
    Total (Cost $0)                                                                    --  $        --  $8,177,783  $96,680,225
                                                                                  =======  ===========  ==========  ===========
Van Kampen Life Investment Trust (0.2%)
  Van Kampen LIT Comstock Subaccount (Class II) (Cost $895,449)                    68,982  $ 1,014,038  $  215,426  $   435,521
  Van Kampen LIT Enterprise Subaccount (Class II) (Cost $51,989)                    3,970       61,768      10,081          692
  Van Kampen LIT Strategic Growth Subaccount (Class II) (Cost $135,654)             5,599      159,809          --       28,127
                                                                                  -------  -----------  ----------  -----------
    Total (Cost $1,083,092)                                                        78,551  $ 1,235,615  $  225,507  $   464,340
                                                                                  =======  ===========  ==========  ===========
Variable Insurance Products Fund (2.9%)
  VIP Asset Manager Subaccount (Service Class 2) (Cost $0)                             --  $        --  $  166,449  $ 5,001,374
  VIP Contrafund(R) Subaccount (Service Class 2) (Cost $5,628,726)                221,512    6,891,242   1,708,642    1,195,026
  VIP Dynamic Capital Appreciation Subaccount (Service Class 2) (Cost $291,732)    36,465      345,690     142,454      205,555
  VIP Mid Cap Subaccount (Service Class 2) (Cost $5,736,216)                      214,200    7,336,337   1,831,444    1,394,011
                                                                                  -------  -----------  ----------  -----------
    Total (Cost $11,656,674)                                                      472,177  $14,573,269  $3,848,989  $ 7,795,966
                                                                                  =======  ===========  ==========  ===========
Wells Fargo Variable Trust (0.2%)
  Wells Fargo VT Advantage Small/Mid Cap Value Subaccount
    Total (Cost $633,368)                                                          59,592  $   790,786  $  217,671  $   214,226
                                                                                  =======  ===========  ==========  ===========

5. FINANCIAL HIGHLIGHTS

                                   Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                                   Ended    Units     Lowest to     Assets       Income           Lowest to         Lowest to
                                  Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)       Highest (%)
                                  ------   ------   -------------   -------   -------------   ----------------   ----------------
AIM Variable Insurance Funds
  AIM V.I. Core Equity
    Subaccount (Series I)          2006       136           1.082       148        0.56                 1.25                 8.20
  AIM V.I. Premier Equity
    Subaccount (Series I)          2006        --   0.864 - 0.883        --        1.02          0.80 - 1.25                 5.24
                                   2005       180   0.821 - 0.839       148        0.84          0.80 - 1.25          4.32 - 4.88
                                   2004       291   0.787 - 0.800       230        0.47          0.80 - 1.25          4.38 - 4.85
                                   2003       325   0.754 - 0.763       246        0.45          0.80 - 1.25        23.61 - 24.07
                                   2002       278   0.610 - 0.615       170        0.50          0.80 - 1.25     (31.15) - (30.74)
American Funds Insurance Series
  American Funds Global Growth
    Subaccount (Class 2)           2006     1,136   1.481 - 1.499     1,685        0.82          0.80 - 1.25        18.96 - 19.44
                                   2005       657   1.245 - 1.255       819        0.50          0.80 - 1.25        12.67 - 13.17
                                   2004       180   1.105 - 1.109       200        0.22          0.80 - 1.25         9.41 - 13.74
  American Funds Growth
    Subaccount (Class 2)           2006     2,341   1.359 - 1.375     3,184        0.86          0.80 - 1.25          8.89 - 9.30
                                   2005     1,650   1.248 - 1.258     2,061        0.98          0.80 - 1.25        14.71 - 15.31
                                   2004       309   1.088 - 1.091       336        0.32          0.80 - 1.25         8.45 - 12.16
  American Funds Growth-Income
    Subaccount (Class 2)           2006     2,678   1.283 - 1.299     3,446        1.76          0.80 - 1.25        13.74 - 14.35
                                   2005     1,844   1.128 - 1.136     2,084        1.85          0.80 - 1.25          4.54 - 4.99
                                   2004       479   1.079 - 1.082       518        1.74          0.80 - 1.25         9.51 - 10.21
Capital Appreciation Fund
  Capital Appreciation Fund
    Subaccount                     2006        --   0.676 - 0.694        --          --          0.80 - 1.25       (0.88) - (0.86)
                                   2005    21,791   0.682 - 0.700    14,895          --          0.80 - 1.25        16.78 - 17.25
                                   2004    21,722   0.584 - 0.597    12,713          --          0.80 - 1.25        17.98 - 18.69
                                   2003    23,062   0.495 - 0.503    11,430        0.05          0.80 - 1.25        23.44 - 23.89
                                   2002    24,496   0.401 - 0.406     9,839        1.59          0.80 - 1.25     (26.01) - (25.78)
Credit Suisse Trust
  Credit Suisse Trust Emerging
    Markets Subaccount             2006       883   2.277 - 2.357     2,012        0.52          0.80 - 1.25        30.86 - 31.46
                                   2005     1,232   1.740 - 1.793     2,146        0.71          0.80 - 1.25        26.36 - 26.98
                                   2004     1,338   1.377 - 1.412     1,844        0.29          0.80 - 1.25        23.39 - 23.86
                                   2003     1,367   1.116 - 1.140     1,527          --          0.80 - 1.25        41.09 - 41.79
                                   2002     1,413   0.791 - 0.804     1,119        0.19          0.80 - 1.25     (12.69) - (12.23)
Delaware VIP Trust
  Delaware VIP REIT Subaccount
    (Standard Class)               2006        --   3.203 - 3.312        --        1.93          0.80 - 1.25        31.00 - 31.59
                                   2005     2,656   2.445 - 2.517     6,518        1.89          0.80 - 1.25          5.84 - 6.29
                                   2004     2,673   2.310 - 2.368     6,193        1.90          0.80 - 1.25        29.78 - 30.40
                                   2003     2,169   1.780 - 1.816     3,872        2.50          0.80 - 1.25        32.34 - 32.94
                                   2002     1,944   1.345 - 1.366     2,621        1.57          0.80 - 1.25          3.22 - 3.64
  Delaware VIP Small Cap Value
    Subaccount (Standard Class)    2006     2,454   2.477 - 2.565     6,098        0.25          0.80 - 1.25        14.73 - 15.28
                                   2005     2,828   2.159 - 2.225     6,122        0.37          0.80 - 1.25          8.06 - 8.54
                                   2004     2,830   1.998 - 2.050     5,664        0.20          0.80 - 1.25        20.00 - 20.52
                                   2003     2,698   1.665 - 1.701     4,499        0.36          0.80 - 1.25        40.15 - 40.81
                                   2002     2,414   1.188 - 1.208     2,870        0.36          0.80 - 1.25       (6.75) - (6.28)

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                        Ended   Units    Lowest to    Assets      Income         Lowest to          Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ----------------
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation
    Subaccount (Initial Shares)         2006    3,409  1.146 - 1.187    3,917       1.58         0.80 - 1.25       15.06 - 15.58
                                        2005    4,007  0.996 - 1.027    4,001       0.02         0.80 - 1.25         3.11 - 3.53
                                        2004    4,662  0.966 - 0.992    4,513       1.61         0.80 - 1.25         3.76 - 4.20
                                        2003    5,330  0.931 - 0.952    4,971       1.41         0.80 - 1.25       19.67 - 20.20
                                        2002    5,542  0.778 - 0.792    4,318       1.05         0.80 - 1.25    (17.76) - (17.33)
  Dreyfus VIF Developing Leaders
    Subaccount (Initial Shares)         2006    5,400  1.568 - 1.624    8,490       0.42         0.80 - 1.25         2.48 - 2.98
                                        2005    7,010  1.530 - 1.577   10,748         --         0.80 - 1.25         4.51 - 4.92
                                        2004    8,117  1.464 - 1.503   11,910       0.20         0.80 - 1.25        9.91 - 10.51
                                        2003    8,178  1.332 - 1.360   10,908       0.03         0.80 - 1.25       30.08 - 30.64
                                        2002    8,146  1.024 - 1.041    8,351       0.04         0.80 - 1.25    (20.12) - (19.80)
Franklin Templeton Variable Insurance
Products Trust
  FTVIPT Mutual Shares Securities
    Subaccount (Class 2)                2006       --  1.704 - 1.732       --         --         0.80 - 1.25       16.87 - 17.42
                                        2005      204  1.458 - 1.475      299       0.91         0.80 - 1.25         9.21 - 9.67
                                        2004      106  1.335 - 1.345      142       0.53         0.80 - 1.25       11.25 - 11.71
                                        2003       25  1.200 - 1.204       30         --         0.80 - 1.25        9.45 - 12.78
  FTVIPT Templeton
    Developing Markets Securities
    Subaccount (Class 2)                2006      716  1.958 - 1.982    1,405       0.98         0.80 - 1.25       26.49 - 27.05
                                        2005      654  1.548 - 1.560    1,013       0.94         0.80 - 1.25       24.30 - 25.85
                                        2004       50          1.230       61         --                1.25               26.67
  FTVIPT Templeton Foreign
    Securities Subaccount (Class 2)     2006    1,131  1.505 - 1.523    1,706       1.24         0.80 - 1.25       20.02 - 20.49
                                        2005      949  1.254 - 1.264    1,192       1.19         0.80 - 1.25         8.76 - 9.34
                                        2004      223  1.153 - 1.156      257       0.15         0.80 - 1.25        7.34 - 19.85
  FTVIPT Templeton Growth Securities
    Subaccount (Class 2)                2006       --  1.452 - 1.470       --         --         0.80 - 1.25       20.30 - 20.89
                                        2005    2,251  1.207 - 1.216    2,719       1.09         0.80 - 1.25         7.48 - 7.99
                                        2004      584  1.123 - 1.126      655         --         0.80 - 1.25        9.99 - 12.60
High Yield Bond Trust
  High Yield Bond Subaccount            2006       --  1.528 - 1.576       --       6.30         0.80 - 1.25         2.41 - 2.47
                                        2005    5,211  1.492 - 1.538    7,792       0.01         0.80 - 1.25         0.07 - 0.52
                                        2004    5,519  1.491 - 1.530    8,246       7.17         0.80 - 1.25         7.34 - 7.90
                                        2003    5,264  1.389 - 1.418    7,321       8.22         0.80 - 1.25       27.55 - 28.09
                                        2002    4,541  1.089 - 1.107    4,951      16.09         0.80 - 1.25         3.32 - 3.75
Janus Aspen Series
  Janus Aspen Balanced Subaccount
    (Service Shares)                    2006       --  1.168 - 1.195       --         --         0.80 - 1.25         3.36 - 3.55
                                        2005    1,520  1.130 - 1.154    1,720       2.09         0.80 - 1.25         6.40 - 6.85
                                        2004    1,563  1.062 - 1.080    1,663       2.20         0.80 - 1.25         6.95 - 7.46
                                        2003    1,581  0.993 - 1.005    1,572       1.89         0.80 - 1.25       12.33 - 12.79
                                        2002    1,371  0.884 - 0.891    1,213       2.53         0.80 - 1.25      (7.92) - (7.38)
  Janus Aspen Mid Cap Growth
    Subaccount (Service Shares)         2006      479  1.071 - 1.099      514         --         0.80 - 1.25       11.91 - 12.37
                                        2005      331  0.957 - 0.978      318         --         0.80 - 1.25        7.24 - 10.64
                                        2004      213          0.865      184         --                1.25               18.98
                                        2003      129          0.727       94         --                1.25               33.15
                                        2002       86          0.546       47         --                1.25              (29.09)
  Janus Aspen Worldwide Growth
    Subaccount (Service Shares)         2006    6,368  0.686 - 0.707    4,370       1.59         0.80 - 1.25       16.47 - 17.05
                                        2005    8,075  0.589 - 0.604    4,758       1.20         0.80 - 1.25         4.25 - 4.68
                                        2004    9,468  0.565 - 0.577    5,350       0.91         0.80 - 1.25         3.29 - 3.78
                                        2003   10,259  0.547 - 0.556    5,615       0.84         0.80 - 1.25       22.10 - 22.74
                                        2002   11,018  0.448 - 0.453    4,937       0.59         0.80 - 1.25    (26.56) - (26.34)

                                      Year              Unit Value       Net     Investment1   Expense Ratio(2)   Total Return(3)
                                      Ended    Units     Lowest to     Assets      Income         Lowest to         Lowest to
                                     Dec 31   (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)       Highest (%)
                                     ------   ------   -------------   -------   -----------   --------------   -----------------
Lazard Retirement Series, Inc.
  Lazard Retirement
    Small Cap Subaccount              2006        --   1.299 - 1.314        --         --        0.80 - 1.25        12.56 - 13.08
                                      2005       314   1.154 - 1.162       362         --        0.80 - 1.25        (0.94) - 2.76
                                      2004       231           1.123       260         --               1.25                11.30
Legg Mason Partners Investment
Series
  LMPIS Dividend Strategy
    Subaccount                        2006       224   0.934 - 0.959       210       2.11        0.80 - 1.25        16.46 - 17.09
                                      2005       241   0.802 - 0.819       194       1.55        0.80 - 1.25      (1.47) - (1.09)
                                      2004       362   0.814 - 0.828       295       1.04        0.80 - 1.25          2.13 - 2.60
                                      2003       269   0.797 - 0.807       214       0.67        0.80 - 1.25        21.87 - 22.46
                                      2002       128   0.647 - 0.652        84       0.63        0.80 - 1.25     (27.71) - (21.73)
  LMPIS Premier Selections All Cap
    Growth Subaccount                 2006        59   0.971 - 0.996        58         --        0.80 - 1.25          6.00 - 6.52
                                      2005        22   0.916 - 0.935        20       0.08        0.80 - 1.25          5.05 - 5.41
                                      2004        47   0.872 - 0.887        41         --        0.80 - 1.25          1.63 - 2.07
                                      2003        28   0.858 - 0.869        24         --        0.80 - 1.25        32.61 - 33.28
                                      2002        14   0.647 - 0.652         9       0.07        0.80 - 1.25     (27.71) - (21.73)
Legg Mason Partners Variable
Portfolios V
  LMPVPV Small Cap Growth
    Opportunties Subaccount           2006       248   1.284 - 1.318       320         --        0.80 - 1.25        11.46 - 12.07
                                      2005       287   1.152 - 1.176       331         --        0.80 - 1.25          3.60 - 4.07
                                      2004       275   1.112 - 1.130       306       0.08        0.80 - 1.25        14.17 - 14.60
                                      2003       179   0.974 - 0.986       174         --        0.80 - 1.25        40.14 - 40.86
                                      2002       115   0.695 - 0.700        80         --        0.80 - 1.25     (26.53) - (22.74)
Legg Mason Partners Variable
Portfolios I, Inc.
  LMPVPI All Cap
    Subaccount (Class I)              2006     6,265   1.864 - 1.931    11,693       1.22        0.80 - 1.25         16.65- 17.17
                                      2005     8,162   1.598 - 1.648    13,062       0.85        0.80 - 1.25          2.77 - 3.26
                                      2004     8,897   1.555 - 1.596    13,852       0.55        0.80 - 1.25          6.95 - 7.40
                                      2003     8,378   1.454 - 1.486    12,194       0.27        0.80 - 1.25        37.30 - 37.98
                                      2002     8,083   1.059 - 1.077     8,566       0.44        0.80 - 1.25     (26.00) - (25.67)
  LMPVPI Investors
    Subaccount (Class I)              2006     2,577   1.554 - 1.609     4,012       1.58        0.80 - 1.25        16.75 - 17.27
                                      2005     3,090   1.331 - 1.372     4,117       1.16        0.80 - 1.25          5.22 - 5.70
                                      2004     3,426   1.265 - 1.298     4,338       1.51        0.80 - 1.25          9.05 - 9.54
                                      2003     3,364   1.160 - 1.185     3,907       1.44        0.80 - 1.25        30.63 - 31.23
                                      2002     3,395   0.888 - 0.903     3,016       1.19        0.80 - 1.25     (23.97) - (23.67)
  LMPVPI Small Cap Growth
    Subaccount (Class I)              2006       473   1.207 - 1.239       571         --        0.80 - 1.25        11.35 - 11.92
                                      2005       631   1.084 - 1.107       685         --        0.80 - 1.25          3.63 - 4.04
                                      2004       598   1.046 - 1.064       626         --        0.80 - 1.25        13.70 - 14.16
                                      2003       420   0.920 - 0.932       386         --        0.80 - 1.25        46.96 - 47.70
                                      2002       318   0.626 - 0.631       199         --        0.80 - 1.25     (35.53) - (35.22)
  LMPVPI Total Return
    Subaccount (Class I)              2006       467   1.337 - 1.384       625       2.14        0.80 - 1.25        11.23 - 11.70
                                      2005       488   1.202 - 1.239       588       1.96        0.80 - 1.25          2.04 - 2.48
                                      2004       534   1.178 - 1.209       631       1.76        0.80 - 1.25          7.38 - 7.85
                                      2003       548   1.097 - 1.121       601       1.79        0.80 - 1.25        14.51 - 14.97
                                      2002       486   0.958 - 0.975       466       1.75        0.80 - 1.25      (8.06) - (7.58)

                                      Year              Unit Value       Net     Investment(1) Expense Ratio(2)   Total Return(3)
                                      Ended    Units     Lowest to     Assets      Income         Lowest to         Lowest to
                                     Dec 31   (000s)    Highest ($)    ($000s)    Ratio (%)      Highest (%)       Highest (%)
                                     ------   ------   -------------   -------   -----------   --------------   -----------------
Legg Mason Partners Variable
Portfolios II
  LMPVPII Appreciation
    Subaccount                        2006     2,885   1.182 - 1.213     3,418       1.05        0.80 - 1.25        13.33 - 13.90
                                      2005     3,352   1.043 - 1.065     3,502       0.88        0.80 - 1.25          2.96 - 3.50
                                      2004     3,285   1.013 - 1.029     3,329       1.21        0.80 - 1.25          7.54 - 7.86
                                      2003     2,801   0.942 - 0.954     2,641       0.79        0.80 - 1.25        22.98 - 23.58
                                      2002     1,847   0.766 - 0.772     1,415       2.46        0.80 - 1.25     (18.60) - (18.13)
  LMPVPII Equity Index
    Subaccount (Class II)             2006    16,381   1.011 - 1.117    17,721       1.22        0.80 - 2.08        12.83 - 14.21
                                      2005    21,221   0.896 - 0.978    20,174       1.21        0.80 - 2.08          2.05 - 3.49
                                      2004    22,935   0.878 - 0.945    21,170       1.37        0.80 - 2.08          0.00 - 9.38
                                      2003    23,011   0.839 - 0.864    19,501       1.04        0.80 - 1.42        25.98 - 26.69
                                      2002    21,599   0.666 - 0.682    14,504       1.87        0.80 - 1.42     (23.54) - (23.02)
  LMPVPII Fundamental
    Value Subaccount                  2006     7,136   1.251 - 1.283     8,943       1.53        0.80 - 1.25        15.41 - 15.90
                                      2005     8,473   1.084 - 1.107     9,202       0.92        0.80 - 1.25          3.44 - 3.94
                                      2004     9,608   1.048 - 1.065    10,080       0.68        0.80 - 1.25          6.83 - 7.36
                                      2003     8,875   0.981 - 0.992     8,710       0.67        0.80 - 1.25        37.01 - 37.40
                                      2002     7,493   0.716 - 0.722     5,369       1.41        0.80 - 1.25     (22.26) - (21.86)
Legg Mason Partners Variable
Portfolios III, Inc.
  LMPVPIII Adjustable Rate
    Income Subaccount                 2006       306   1.038 - 1.054       319       4.16        0.80 - 1.25          2.77 - 3.33
                                      2005       328   1.010 - 1.020       332       2.95        0.80 - 1.25          1.10 - 1.49
                                      2004       334   0.999 - 1.005       334       1.46        0.80 - 1.25        (0.10) - 0.40
                                      2003        25   1.000 - 1.001        25       0.23        0.80 - 1.25                 0.10
  LMPVPIII Aggressive Growth
    Subaccount                        2006     9,938   1.075 - 1.103    10,706         --        0.80 - 1.25          7.39 - 7.93
                                      2005    11,829   1.001 - 1.022    11,855         --        0.80 - 1.25        10.24 - 10.73
                                      2004    12,808   0.908 - 0.923    11,639         --        0.80 - 1.25          8.61 - 9.10
                                      2003    10,538   0.836 - 0.846     8,817         --        0.80 - 1.25        32.91 - 33.44
                                      2002     7,349   0.629 - 0.634     4,626         --        0.80 - 1.25     (33.51) - (33.19)
  LMPVPIII High Income
    Subaccount                        2006       767   1.263 - 1.307       971       7.89        0.80 - 1.25         9.54 - 10.11
                                      2005       832   1.153 - 1.187       961       7.44        0.80 - 1.25          1.41 - 1.80
                                      2004       984   1.137 - 1.166     1,119       8.51        0.80 - 1.25          9.01 - 9.48
                                      2003       925   1.043 - 1.065       965       9.59        0.80 - 1.25        25.97 - 26.48
                                      2002       416   0.828 - 0.842       344      25.32        0.80 - 1.25       (4.39) - (3.99)
  LMPVPIII International All Cap
    Growth Subaccount                 2006     1,620   1.179 - 1.221     1,915       1.92        0.80 - 1.25        24.24 - 24.85
                                      2005     2,035   0.949 - 0.978     1,934       1.29        0.80 - 1.25        10.35 - 10.76
                                      2004     2,589   0.860 - 0.883     2,230       0.92        0.80 - 1.25        16.37 - 16.95
                                      2003     2,810   0.739 - 0.755     2,079       1.04        0.80 - 1.25        25.89 - 26.47
                                      2002     3,051   0.587 - 0.597     1,793       0.96        0.80 - 1.25     (26.63) - (26.30)
  LMPVPIII Large Cap
    Growth Subaccount                 2006     5,003   1.032 - 1.068     5,172       0.14        0.80 - 1.25          3.30 - 3.69
                                      2005     6,811   0.999 - 1.030     6,811       0.13        0.80 - 1.25          3.95 - 4.36
                                      2004     8,734   0.961 - 0.987     8,404       0.36        0.80 - 1.25      (0.93) - (0.40)
                                      2003     8,150   0.970 - 0.991     7,914       0.03        0.80 - 1.25        45.65 - 46.38
                                      2002     6,579   0.666 - 0.677     4,383       0.34        0.80 - 1.25     (25.67) - (25.36)
  LMPVPIII Social Awareness
    Stock Subaccount                  2006     2,585   0.988 - 1.023     2,559       0.48        0.80 - 1.25          6.35 - 6.90
                                      2005     3,332   0.929 - 0.957     3,099       0.67        0.80 - 1.25          3.11 - 3.46
                                      2004     4,117   0.901 - 0.925     3,713       0.75        0.80 - 1.25          4.89 - 5.47
                                      2003     4,305   0.859 - 0.877     3,700       0.56        0.80 - 1.25        27.26 - 27.84
                                      2002     4,410   0.675 - 0.686     2,978       0.85        0.80 - 1.25     (25.74) - (25.52)

                                       Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended   Units    Lowest to     Assets      Income         Lowest to        Lowest to
                                      Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                      ------  ------  -------------  -------  -------------  ----------------  ---------------
Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income
    Subaccount (Class VC)              2006      685  1.308 - 1.323      897       1.21         0.80 - 1.25     15.85 - 16.26
                                       2005      605  1.129 - 1.138      684       1.34         0.80 - 1.25       1.99 - 6.06
                                       2004      269          1.107      297       2.17                1.25             14.48
  Lord Abbett Mid-Cap Value
    Subaccount (Class VC)              2006      472  1.376 - 1.392      651       0.51         0.80 - 1.25     10.88 - 11.27
                                       2005      495  1.241 - 1.251      616       0.57         0.80 - 1.25       6.89 - 7.38
                                       2004      219  1.161 - 1.165      255       0.37         0.80 - 1.25     11.91 - 15.41
Managed Assets Trust
  Managed Assets Subaccount            2006       --  1.245 - 1.286       --       2.14         0.80 - 1.25       3.23 - 3.46
                                       2005   18,738  1.206 - 1.243   22,626       0.02         0.80 - 1.25       2.55 - 3.07
                                       2004   20,213  1.176 - 1.206   23,790       2.38         0.80 - 1.25       8.09 - 8.55
                                       2003   19,479  1.088 - 1.111   21,209       2.69         0.80 - 1.25     20.49 - 21.02
                                       2002   18,744  0.903 - 0.918   16,939       6.17         0.80 - 1.25    (9.70) - (9.38)
Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock
    Subaccount (Class A)               2006    3,184  1.836 - 1.899    5,862         --         0.80 - 1.25    (4.57) - (4.28)
  MIST BlackRock Large-Cap Core
    Subaccount (Class A)               2006      957  1.091 - 1.130    1,046         --         0.80 - 1.25       6.13 - 6.50
  MIST Dreman Small-Cap Value
    Subaccount (Class A)               2006       85          1.068       91       0.86                1.25             13.62
  MIST Harris Oakmark International
    Subaccount (Class A)               2006    1,477  1.301 - 1.346    1,923         --         0.76 - 1.21     10.44 - 10.78
  MIST Janus Capital Appreciation
    Subaccount (Class A)               2006   16,285  0.694 - 0.716   11,343         --         0.80 - 1.25       2.66 - 3.17
  MIST Legg Mason Partners Managed
    Assets Subaccount (Class A)        2006   14,155  1.319 - 1.366   18,716         --         0.80 - 1.25       5.94 - 6.22
  MIST Lord Abbett Bond Debenture
    Subaccount (Class A)               2006      412  1.152 - 1.166      474         --         0.80 - 1.25       5.11 - 5.42
  MIST Lord Abbett Growth and Income
    Subaccount (Class B)               2006    1,648  1.080 - 1.083    1,781         --         0.55 - 1.00       7.89 - 8.19
  MIST Met/AIM Capital Appreciation
    Subaccount (Class A)               2006      435  0.989 - 1.015      431       0.16         0.80 - 1.25    (1.00) - (0.68)
  MIST Met/AIM Small Cap Growth
    Subaccount (Class A)               2006       14          1.026       15         --                1.25             (0.58)

  MIST MFS(R) Value
    Subaccount (Class A)               2006      737  1.415 - 1.432    1,044       1.39         0.80 - 1.25     10.72 - 11.09
  MIST Neuberger Berman Real Estate
    Subaccount (Class A)               2006    6,325  1.223 - 1.227    7,739         --         0.80 - 1.25     21.93 - 22.33
  MIST Pioneer Fund
    Subaccount (Class A)               2006    1,612  0.989 - 1.024    1,596         --         0.80 - 1.25       7.73 - 8.13
  MIST Pioneer Mid-Cap Value
    Subaccount (Class A)               2006       54          1.111       60       0.42                1.25              5.51
  MIST Pioneer Strategic Income
    Subaccount (Class A)               2006    1,295  1.483 - 1.534    1,930       4.52         0.80 - 1.25       3.85 - 4.14
  MIST Third Avenue Small Cap Value
    Subaccount (Class B)               2006      259  1.327 - 1.343      344         --         0.80 - 1.25       2.16 - 2.21

                                           Year             Unit Value      Net   Investment(1)  Expense Ratio(2)   Total Return(3)
                                           Ended   Units     Lowest to    Assets      Income         Lowest to         Lowest to
                                          Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)       Highest (%)
                                          ------  ------  -------------  -------  -------------  ----------------  ----------------
MetLife Investment Funds, Inc.
  MetLife Investment Diversified Bond
    Subaccount (Class I)                   2006   59,700  1.376 - 1.425   82,360       3.94         0.80 - 1.25         2.99 - 3.49
                                           2005   71,479  1.336 - 1.377   95,674       3.31         0.80 - 1.25         0.83 - 1.25
                                           2004   70,636  1.325 - 1.360   93,755       3.48         0.80 - 1.25         3.35 - 3.82
                                           2003   58,879  1.282 - 1.310   75,590       4.14         0.80 - 1.25         4.23 - 4.72
                                           2002   58,475  1.230 - 1.251   71,981       4.37         0.80 - 1.25         7.61 - 8.12
  MetLife Investment International Stock
    Subaccount (Class I)                   2006   29,106  1.412 - 1.462   41,194       1.76         0.80 - 1.25       24.96 - 25.49
                                           2005   39,078  1.130 - 1.165   44,241       1.33         0.80 - 1.25       13.23 - 13.77
                                           2004   41,324  0.998 - 1.024   41,302       1.40         0.80 - 1.25       13.41 - 13.90
                                           2003   38,408  0.880 - 0.899   33,839       0.81         0.80 - 1.25       28.47 - 28.98
                                           2002   36,636  0.685 - 0.697   25,127       0.65         0.80 - 1.25    (23.29) - (22.90)
  MetLife Investment Large Company
    Stock Subaccount (Class I)             2006   69,813  0.851 - 0.881   59,519       0.93         0.80 - 1.25       11.24 - 11.66
                                           2005   86,175  0.765 - 0.789   66,055       1.12         0.80 - 1.25         5.37 - 5.76
                                           2004   89,117  0.726 - 0.746   64,818       0.87         0.80 - 1.25         8.68 - 9.22
                                           2003   77,126  0.668 - 0.683   51,612       0.72         0.80 - 1.25       26.52 - 27.19
                                           2002   66,019  0.528 - 0.537   34,901       0.70         0.80 - 1.25    (23.81) - (23.50)
  MetLife Investment Small Company
    Stock Subaccount (Class I)             2006   13,062  2.288 - 2.369   29,947       0.12         0.80 - 1.25       12.27 - 12.76
                                           2005   16,835  2.038 - 2.101   34,365       0.11         0.80 - 1.25         5.93 - 6.43
                                           2004   17,829  1.924 - 1.974   34,343       0.11         0.80 - 1.25       13.51 - 13.97
                                           2003   16,816  1.695 - 1.732   28,530       0.14         0.80 - 1.25       41.37 - 41.97
                                           2002   14,207  1.199 - 1.220   17,057       0.55         0.80 - 1.25    (24.69) - (24.32)
Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth
    Subaccount (Class D)                   2006    2,776  1.058 - 1.095   2,943          --         0.80 - 1.25      (2.13) - (1.88)
  MSF BlackRock Bond Income
    Subaccount (Class A)                   2006    5,017  1.270 - 1.349   6,555          --         0.80 - 1.58         3.93 - 4.41
  MSF BlackRock Money Market
    Subaccount (Class A)                   2006    9,886  1.156 - 1.196   11,445       3.29         0.80 - 1.25         2.48 - 2.75
  MSF FI Large Cap Subaccount
    (Class A)                              2006   12,891  0.934 - 0.968   12,073         --         0.80 - 1.25         1.52 - 2.00
  MSF FI Value Leaders Subaccount
    (Class D)                              2006    9,327  1.348 - 1.396   12,630         --         0.80 - 1.25         2.82 - 3.10
  MSF MetLife Aggressive Allocation
    Subaccount (Class B)                   2006       69          1.078       75       0.73                1.25                7.80
  MSF MetLife Conservative to
    Moderate Allocation Subaccount
    (Class B)                              2006       72          1.050       76         --                1.25                5.74
  MSF MetLife Moderate Allocation
    Subaccount (Class B)                   2006      338          1.055      357         --                1.25                5.29

                                         Year             Unit Value     Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                         Ended   Units    Lowest to     Assets      Income        Lowest to         Lowest to
                                        Dec 31  (000s)   Highest ($)   ($000s)     Ratio (%)      Highest (%)       Highest (%)
                                        ------  ------  -------------  -------  -------------  ----------------  ----------------
Metropolitan Series
  Fund, Inc. -- (Continued)
    MSF MetLife Moderate to Aggressive
      Allocation Subaccount (Class B)    2006      396          1.107      439         --                1.25                 9.60
    MSF MFS(R) Total Return
      Subaccount (Class F)               2006   16,473  1.505 - 1.558   24,861         --         0.80 - 1.25          7.19 - 7.52
    MSF Oppenheimer Global Equity
      Subaccount (Class B)               2006    3,153  1.053 - 1.056    3,321         --         0.79 - 1.24          5.72 - 6.02
    MSF Western Asset Management
      High Yield Bond Subaccount
      (Class A)                          2006    4,241  1.627 - 1.684    6,914         --         0.80 - 1.25          6.48 - 6.85
    MSF Western Asset Management
      U.S. Government Subaccount
      (Class A)                          2006    7,895  1.403 - 1.453   11,104         --         0.65 - 1.10          3.77 - 4.08
Money Market Portfolio
    Money Market Subaccount              2006       --  1.128 - 1.164       --       1.40         0.80 - 1.25          1.08 - 1.13
                                         2005   11,199  1.116 - 1.151   12,533       2.83         0.80 - 1.25          1.55 - 2.13
                                         2004   13,085  1.099 - 1.127   14,409       0.99         0.80 - 1.25        (0.18) - 0.18
                                         2003   16,151  1.101 - 1.125   17,831       0.78         0.80 - 1.25        (0.54) - 0.00
                                         2002   20,405  1.107 - 1.125   22,604       1.37         0.80 - 1.25          0.18 - 0.54
Oppenheimer Variable Account Funds
    Oppenheimer Main Street/VA
      Subaccount (Service Shares)        2006       --  1.187 - 1.198       --       1.03         0.80 - 1.25          5.79 - 5.92
                                         2005      168  1.122 - 1.131      188       0.82         0.80 - 1.25          4.37 - 4.92
                                         2004       75  1.075 - 1.078       80         --         0.80 - 1.25        10.37 - 11.36
PIMCO Variable Insurance Trust
    PIMCO VIT Real Return Subaccount
      (Administrative Class)             2006      234  1.004 - 1.011      236       4.25         0.80 - 1.25       (0.59) - (0.10)
                                         2005      192  1.010 - 1.012      194       1.56         0.80 - 1.25          0.00 - 1.00
    PIMCO VIT Total Return Subaccount
      (Administrative Class)             2006    5,347  1.266 - 1.298    6,785       4.41         0.80 - 1.25          2.59 - 3.02
                                         2005    5,898  1.234 - 1.260    7,295       3.42         0.80 - 1.25          1.15 - 1.61
                                         2004    5,711  1.220 - 1.240    6,974       1.89         0.80 - 1.25          3.57 - 4.03
                                         2003    5,859  1.178 - 1.192    6,906       2.85         0.80 - 1.25          3.79 - 4.20
                                         2002    4,905  1.135 - 1.144    5,572       4.04         0.80 - 1.25          7.69 - 8.23
Putnam Variable Trust
    Putnam VT Discovery Growth
      Subaccount (Class IB)              2006      112  0.901 - 0.925      101         --         0.80 - 1.25         9.61 - 10.25
                                         2005       92  0.822 - 0.839       76         --         0.80 - 1.25          5.93 - 6.34
                                         2004       93  0.776 - 0.789       72         --         0.80 - 1.25          6.30 - 6.77
                                         2003       99  0.730 - 0.739       73         --         0.80 - 1.25        30.36 - 31.03
                                         2002      112  0.560 - 0.564       63         --         0.80 - 1.25     (30.52) - (27.51)

                                       Year             Unit Value      Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                      Ended    Units     Lowest to     Assets      Income         Lowest to         Lowest to
                                      Dec 31  (000s)    Highest ($)   ($000s)    Ratio (%)       Highest (%)       Highest (%)
                                      ------  ------  --------------  -------  -------------  ----------------  ----------------
Putnam Variable Trust -- (Continued)
  Putnam VT International Equity
  Subaccount (Class IB)                2006      976  1.421 - 1.457     1,389       0.57         0.80 - 1.25       26.20 - 26.70
                                       2005      963  1.126 - 1.150     1,087       1.45         0.80 - 1.25       10.83 - 11.33
                                       2004      971  1.016 - 1.033       988       1.48         0.80 - 1.25       14.67 - 15.16
                                       2003      951  0.886 - 0.897       843       0.82         0.80 - 1.25       26.93 - 27.60
                                       2002      779  0.698 - 0.703       544       0.36         0.80 - 1.25    (18.65) - (18.35)
  Putnam VT Small Cap Value
    Subaccount (Class IB)              2006    2,946  1.984 - 2.035     5,860       0.33         0.80 - 1.25       15.82 - 16.35
                                       2005    3,395  1.713 - 1.749     5,825       0.17         0.80 - 1.25         5.74 - 6.19
                                       2004    3,256  1.620 - 1.647     5,280       0.32         0.80 - 1.25       24.62 - 25.25
                                       2003    2,304  1.300 - 1.315     2,997       0.33         0.80 - 1.25       47.90 - 48.42
                                       2002    2,190  0.879 - 0.886     1,928       0.11         0.80 - 1.25    (19.36) - (18.94)
The Travelers Series Trust
  Travelers AIM Capital
    Appreciation Subaccount            2006       --  0.999 - 1.022        --         --         0.80 - 1.25         6.62 - 6.79
                                       2005      638  0.937 - 0.957       599       0.21         0.80 - 1.25         7.45 - 7.89
                                       2004      844  0.872 - 0.887       737       0.14         0.80 - 1.25         5.06 - 5.60
                                       2003      806  0.830 - 0.840       669         --         0.80 - 1.25       27.69 - 28.44
                                       2002      837  0.650 - 0.654       544         --         0.80 - 1.25     (24.57) - (4.97)
  Travelers Convertible Securities
    Subaccount                         2006       --  1.096 - 1.106        --       0.94         0.80 - 1.25         6.61 - 6.86
                                       2005       90  1.028 - 1.035        93       3.00         0.80 - 1.25      (0.87) - (0.48)
                                       2004       64  1.037 - 1.040        67       3.77         0.80 - 1.25         3.70 - 5.05
  Travelers Disciplined Mid Cap
    Stock Subaccount                   2006       --  1.924 - 1.984        --       0.54         0.80 - 1.25         9.38 - 9.49
                                       2005    4,142  1.759 - 1.812     7,302         --         0.80 - 1.25       10.98 - 11.51
                                       2004    4,425  1.585 - 1.625     7,024       0.29         0.80 - 1.25       15.02 - 15.58
                                       2003    4,442  1.378 - 1.406     6,129       0.31         0.80 - 1.25       32.12 - 32.64
                                       2002    4,350  1.043 - 1.060     4,541       0.61         0.80 - 1.25    (15.41) - (15.00)
  Travelers Equity Income
    Subaccount                         2006       --  1.311 - 1.354        --       1.30         0.80 - 1.25         5.22 - 5.37
                                       2005   11,948  1.246 - 1.285    14,944         --         0.80 - 1.25         3.15 - 3.63
                                       2004   12,452  1.208 - 1.240    15,082       1.41         0.80 - 1.25         8.54 - 9.06
                                       2003   11,197  1.113 - 1.137    12,493       0.99         0.80 - 1.25       29.57 - 30.09
                                       2002    9,855  0.859 - 0.874     8,484       1.21         0.80 - 1.25    (15.03) - (14.65)

                                           Year            Unit Value      Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                           Ended   Units    Lowest to    Assets      Income         Lowest to         Lowest to
                                          Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)       Highest (%)
                                          ------  ------  -------------  -------  -------------  ----------------  ----------------
The Travelers Series Trust --
  (Continued)
  Travelers Federated Stock
    Subaccount                             2006       --  1.170 - 1.208       --       1.57         0.80 - 1.25         3.63 - 3.87
                                           2005      974  1.129 - 1.163    1,101         --         0.80 - 1.25         4.06 - 4.49
                                           2004    1,232  1.085 - 1.113    1,339       1.40         0.80 - 1.25         9.15 - 9.66
                                           2003    1,366  0.994 - 1.015    1,359       1.52         0.80 - 1.25       25.98 - 26.56
                                           2002    1,388  0.789 - 0.802    1,095       3.11         0.80 - 1.25    (20.30) - (19.96)
  Travelers Large Cap
    Subaccount                             2006       --  0.920 - 0.949       --       0.44         0.80 - 1.25         3.25 - 3.26
                                           2005    7,623  0.891 - 0.919    6,808         --         0.80 - 1.25         7.35 - 7.86
                                           2004    8,947  0.830 - 0.852    7,440       0.80         0.80 - 1.25         5.20 - 5.58
                                           2003    9,328  0.789 - 0.807    7,372       0.40         0.80 - 1.25       23.09 - 23.77
                                           2002    9,548  0.641 - 0.652    6,127       0.48         0.80 - 1.25    (23.78) - (23.38)
  Travelers Mercury Large Cap
    Core Subaccount                        2006       --  1.028 - 1.061       --       0.23         0.80 - 1.25         6.31 - 6.42
                                           2005      940  0.967 - 0.997      911         --         0.80 - 1.25       10.64 - 11.15
                                           2004      930  0.874 - 0.897      813       0.57         0.80 - 1.25       14.40 - 15.00
                                           2003      940  0.764 - 0.780      718       0.72         0.80 - 1.25       19.75 - 20.18
                                           2002      923  0.638 - 0.649      589       0.56         0.80 - 1.25    (26.07) - (25.74)
  Travelers MFS(R) Mid Cap
    Growth Subaccount                      2006       --  1.081 - 1.116       --         --         0.80 - 1.25         5.88 - 6.08
                                           2005    3,747  1.021 - 1.052    3,831         --         0.80 - 1.25         1.79 - 2.24
                                           2004    4,399  1.003 - 1.029    4,419         --         0.80 - 1.25       12.70 - 13.20
                                           2003    4,894  0.890 - 0.909    4,360         --         0.80 - 1.25       35.26 - 36.08
                                           2002    5,025  0.658 - 0.668    3,307         --         0.80 - 1.25    (49.42) - (49.28)
  Travelers MFS(R) Total Return
    Subaccount                             2006       --  1.404 - 1.449       --       1.32         0.80 - 1.25         3.31 - 3.50
                                           2005   14,378  1.359 - 1.400   19,594       2.15         0.80 - 1.25         1.72 - 2.12
                                           2004   14,602  1.336 - 1.371   19,560       2.88         0.80 - 1.25       10.05 - 10.56
                                           2003   13,312  1.214 - 1.240   16,190       2.38         0.80 - 1.25       15.07 - 15.56
                                           2002   12,061  1.055 - 1.073   12,741       7.12         0.80 - 1.25      (6.39) - (5.96)
  Travelers MFS(R) Value
    Subaccount                             2006       --  1.278 - 1.289       --         --         0.80 - 1.25         8.21 - 8.32
                                           2005      559  1.181 - 1.190      660       1.34         0.80 - 1.25         2.23 - 5.16
                                           2004      245          1.123      275       3.38                1.25               15.89
  Travelers Mondrian International
    Stock Subaccount                       2006       --  1.178 - 1.215       --       3.77         0.80 - 1.25       15.04 - 15.17
                                           2005    1,334  1.024 - 1.055    1,369       0.05         0.80 - 1.25         8.13 - 8.65
                                           2004    1,417  0.947 - 0.971    1,344       1.92         0.80 - 1.25       14.37 - 14.78
                                           2003      877  0.828 - 0.846      727       2.11         0.80 - 1.25       26.99 - 27.60
                                           2002      716  0.652 - 0.663      467       2.81         0.80 - 1.25    (14.10) - (13.67)
  Travelers Pioneer Fund
    Subaccount                             2006       --  0.918 - 0.947       --       0.97         0.80 - 1.25         6.25 - 6.40
                                           2005    1,983  0.864 - 0.890    1,715         --         0.80 - 1.25         4.73 - 5.08
                                           2004    2,208  0.825 - 0.847    1,825       0.87         0.80 - 1.25        9.71 - 10.29
                                           2003    2,552  0.752 - 0.768    1,922       1.43         0.80 - 1.25       22.28 - 22.88
                                           2002    2,896  0.615 - 0.625    1,783       6.61         0.80 - 1.25    (31.13) - (30.79)

                                           Year            Unit Value      Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                           Ended   Units    Lowest to    Assets      Income         Lowest to          Lowest to
                                          Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)      Highest (%)        Highest (%)
                                          ------  ------  -------------  -------  -------------  ----------------  ----------------
The Travelers Series Trust --
  (Concluded)
  Travelers Pioneer Mid Cap Value
    Subaccount                             2006       --          1.053       --         --                1.25                5.41
                                           2005       35          0.999       35       0.23                1.25               (0.10)
  Travelers Pioneer Strategic
    Income Subaccount                      2006       --  1.428 - 1.473       --         --         0.80 - 1.25         1.06 - 1.24
                                           2005    1,270  1.413 - 1.455    1,798       4.67         0.80 - 1.25         2.39 - 2.83
                                           2004      905  1.380 - 1.415    1,250       7.32         0.80 - 1.25        9.61 - 10.12
                                           2003      867  1.259 - 1.285    1,093       9.34         0.80 - 1.25       17.99 - 18.54
                                           2002      796  1.067 - 1.084      850      28.67         0.80 - 1.25         4.61 - 5.04
  Travelers Quality Bond
    Subaccount                             2006       --  1.222 - 1.292       --       5.91         0.80 - 1.58      (0.97) - (0.62)
                                           2005    6,418  1.234 - 1.300    8,112         --         0.80 - 1.58         0.08 - 0.78
                                           2004    6,653  1.233 - 1.290    8,373       4.44         0.80 - 1.58         0.00 - 2.46
                                           2003    7,480  1.232 - 1.259    9,224       4.94         0.80 - 1.25         5.66 - 6.16
                                           2002    6,977  1.166 - 1.186    8,142       8.04         0.80 - 1.25         4.48 - 4.96
  Travelers Strategic Equity
    Subaccount                             2006       --  0.883 - 0.911       --       0.36         0.80 - 1.25         4.50 - 4.59
                                           2005   10,173  0.845 - 0.871    8,610       0.57         0.80 - 1.25         0.84 - 1.16
                                           2004   12,448  0.838 - 0.861   10,454       1.38         0.80 - 1.25         8.83 - 9.40
                                           2003   13,775  0.770 - 0.787   10,624         --         0.80 - 1.25       30.95 - 31.61
                                           2002   14,819  0.588 - 0.598    8,728       0.58         0.80 - 1.25    (34.45) - (34.14)
  Travelers Style Focus Series:
    Small Cap Growth Subaccount            2006       --          1.032       --       0.01                1.25                3.20
  Travelers U.S. Government
    Securities Subaccount                  2006       --  1.352 - 1.396       --       5.73         0.80 - 1.25      (3.50) - (3.39)
                                           2005    9,927  1.401 - 1.445   13,940         --         0.80 - 1.25         3.01 - 3.51
                                           2004   10,899  1.360 - 1.396   14,845       4.12         0.80 - 1.25         4.78 - 5.28
                                           2003   13,517  1.298 - 1.326   17,559       4.63         0.80 - 1.25         1.49 - 1.92
                                           2002   14,236  1.279 - 1.301   18,220       9.27         0.80 - 1.25       12.19 - 12.74
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class II)                  2006      592  1.712 - 1.741    1,014       1.32         0.80 - 1.25       14.59 - 15.15
                                           2005      776  1.494 - 1.512    1,159       0.81         0.80 - 1.25         2.82 - 3.28
                                           2004      341  1.453 - 1.464      495       0.35         0.80 - 1.25       15.96 - 16.47
                                           2003       59  1.253 - 1.257       74         --         0.80 - 1.25        9.78 - 13.19
  Van Kampen LIT Enterprise
    Subaccount (Class II)                  2006       68  0.903 - 0.926       62       0.16         0.80 - 1.25         5.37 - 5.83
                                           2005       57  0.857 - 0.875       49       0.47         0.80 - 1.25         6.59 - 7.10
                                           2004       57  0.804 - 0.817       46       0.13         0.80 - 1.25         2.55 - 2.90
                                           2003       57  0.784 - 0.794       45       0.15         0.80 - 1.25       24.05 - 24.65
                                           2002       13  0.632 - 0.637        8       0.17         0.80 - 1.25    (30.47) - (22.97)
  Van Kampen LIT Strategic Growth
    Subaccount (Class II)                  2006      207          0.772      160         --                1.25                1.31
                                           2005      242          0.762      184       0.01                1.25                6.28
                                           2004      165          0.717      118         --                1.25                5.44
                                           2003      146          0.680       99         --                1.25               25.46
                                           2002      187          0.542      101       0.02                1.25              (32.50)

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                                           Year            Unit Value      Net    Investment(1)  Expense Ratio(2)   Total Return(3)
                                           Ended   Units    Lowest to    Assets      Income          Lowest to         Lowest to
                                          Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)       Highest (%)
                                          ------  ------  -------------  -------  -------------  ----------------  ----------------
Variable Insurance Products Fund
  VIP Asset Manager
    Subaccount (Service Class 2)           2006       --  1.029 - 1.057       --       2.47         0.80 - 1.25         3.63 - 3.73
                                           2005    4,790  0.993 - 1.019    4,764       2.56         0.80 - 1.25         2.48 - 2.93
                                           2004    4,953  0.969 - 0.990    4,806       2.38         0.80 - 1.25         3.86 - 4.32
                                           2003    4,344  0.933 - 0.949    4,057       3.20         0.80 - 1.25       16.19 - 16.73
                                           2002    3,804  0.803 - 0.813    3,057       2.96         0.80 - 1.25     (10.18) - (9.67)
  VIP Contrafund(R)
    Subaccount (Service Class 2)           2006    4,455  1.543 - 1.583    6,891       0.98         0.80 - 1.25       10.06 - 10.54
                                           2005    4,465  1.402 - 1.432    6,271       0.11         0.80 - 1.25       15.20 - 15.67
                                           2004    3,242  1.217 - 1.238    3,953       0.16         0.80 - 1.25       13.74 - 14.31
                                           2003    1,788  1.070 - 1.083    1,917       0.28         0.80 - 1.25       26.63 - 27.11
                                           2002    1,347  0.845 - 0.852    1,140       0.13         0.80 - 1.25    (11.25) - (10.77)
  VIP Dynamic Capital Appreciation
    Subaccount (Service Class 2)           2006      271  1.273 - 1.306      346       0.25         0.80 - 1.25       12.36 - 12.88
                                           2005      328  1.133 - 1.157      373         --         0.80 - 1.25       19.26 - 19.77
                                           2004      182  0.950 - 0.966      173         --         0.80 - 1.25         0.00 - 0.42
                                           2003      168  0.950 - 0.962      159         --         0.80 - 1.25       23.38 - 23.97
                                           2002      142  0.770 - 0.776      110       0.60         0.80 - 1.25     (10.60) - (8.77)
  VIP Mid Cap Subaccount
    (Service Class 2)                      2006    3,678  1.989 - 2.040    7,336       0.18         0.80 - 1.25       10.99 - 11.48
                                           2005    3,874  1.792 - 1.830    6,955         --         0.80 - 1.25       16.59 - 17.08
                                           2004    2,701  1.537 - 1.563    4,157         --         0.80 - 1.25       23.06 - 23.66
                                           2003    1,686  1.249 - 1.264    2,107       0.23         0.80 - 1.25       36.65 - 37.24
                                           2002    1,274  0.914 - 0.921    1,166       0.17         0.80 - 1.25    (11.18) - (10.76)
Wells Fargo Variable Trust
  Wells Fargo VT Advantage
    Small/Mid Cap Value
    Subaccount                             2006      525  1.507 - 1.559      791         --         0.80 - 1.25       14.25 - 14.80
                                           2005      600  1.319 - 1.358      792       0.40         0.80 - 1.25       15.10 - 15.57
                                           2004      617  1.146 - 1.175      707         --         0.80 - 1.25       15.29 - 15.88
                                           2003      688  0.994 - 1.014      684       0.11         0.80 - 1.25       36.73 - 37.21
                                           2002      782  0.727 - 0.739      569       0.56         0.80 - 1.25    (24.11) - (23.74)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the Subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005

                                                     AIM V.I.                 AIM V.I.            American Funds
                                                   Core Equity            Premier Equity          Global Growth
                                               Subaccount (Series I)   Subaccount (Series I)   Subaccount (Class 2)
                                               ---------------------   ---------------------   --------------------
                                                     2006   2005          2006       2005         2006       2005
                                                   -------  ----        --------   --------    ---------   --------
Accumulation and annuity units
  beginning of year ........................            --   --          179,949    290,662      656,983    180,496
Accumulation units purchased and
  transferred from other funding options ...       224,872   --               --         --      629,420    577,067
Accumulation units redeemed and
  transferred to other funding options .....       (88,439)  --         (179,949)  (110,713)    (150,730)  (100,580)
Annuity units ..............................            --   --               --         --           --         --
                                                   -------  ---         --------   --------    ---------   --------
Accumulation and annuity units
  end of year ..............................       136,433   --               --    179,949    1,135,673    656,983
                                                   =======  ===         ========   ========    =========   ========

                                                   American Funds         American Funds               Capital
                                                 Growth Subaccount         Growth-Income             Appreciation
                                                      (Class 2)         Subaccount (Class 2)          Subaccount
                                               ---------------------   ---------------------   ------------------------
                                                  2006        2005        2006        2005         2006         2005
                                               ---------   ---------   ---------   ---------   -----------   ----------
Accumulation and annuity units
  beginning of year ........................   1,649,798     308,523   1,844,327     479,291    21,791,392   21,722,427
Accumulation units purchased and
  transferred from other funding options ...   1,233,877   1,431,412   1,039,571   1,509,663       404,673    2,737,636
Accumulation units redeemed and
  transferred to other funding options .....    (542,682)    (90,137)   (205,705)   (144,627)  (22,196,065)  (2,668,671)
Annuity units ..............................          --          --          --          --            --           --
                                               ---------   ---------   ---------   ---------   -----------   ----------
Accumulation and annuity units
  end of year ..............................   2,340,993   1,649,798   2,678,193   1,844,327            --   21,791,392
                                               =========   =========   =========   =========   ===========   ==========

                                                   Credit Suisse            Delaware VIP                Delaware VIP
                                                   Trust Emerging          REIT Subaccount            Small Cap Value
                                                 Markets Subaccount       (Standard Class)      Subaccount (Standard Class)
                                               ---------------------   ----------------------   ---------------------------
                                                  2006        2005        2006         2005            2006        2005
                                               ---------   ---------    ---------   ---------       ---------   ---------
Accumulation and annuity units
  beginning of year ........................   1,232,363   1,337,942    2,656,498   2,672,651       2,828,453   2,829,571
Accumulation units purchased and
  transferred from other funding options ...     200,753     133,196       72,866     560,934         238,602     398,883
Accumulation units redeemed and
  transferred to other funding options .....    (550,383)   (238,775)  (2,729,364)   (577,087)       (613,538)   (400,001)
Annuity units ..............................          --          --           --          --              --          --
                                               ---------   ---------   ----------   ---------       ---------   ---------
Accumulation and annuity units
  end of year ..............................     882,733   1,232,363           --   2,656,498       2,453,517   2,828,453
                                               =========   =========   ==========   =========       =========   =========

                                                     Dreyfus VIF                 Dreyfus VIF              FTVIPT Mutual
                                               Appreciation Subaccount       Developing Leaders          Shares Securities
                                                   (Initial Shares)      Subaccount (Initial Shares)   Subaccount (Class 2)
                                               -----------------------   ---------------------------   --------------------
                                                   2006        2005           2006         2005           2006       2005
                                                ---------   ---------      ----------   ----------      --------   -------
Accumulation and annuity units
  beginning of year ........................    4,006,774   4,661,805       7,010,422    8,116,796       204,210   106,017
Accumulation units purchased and
  transferred from other funding options ...      122,266     300,197         140,417      291,637        74,147   104,720
Accumulation units redeemed and
  transferred to other funding options .....     (720,569)   (955,060)     (1,750,978)  (1,398,011)     (278,357)   (6,527)
Annuity units ..............................          182        (168)             --           --            --        --
                                                ---------   ---------      ----------   ----------      --------   -------
Accumulation and annuity units
  end of year ..............................    3,408,653   4,006,774       5,399,861    7,010,422            --   204,210
                                                =========   =========      ==========   ==========      ========   =======

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                               FTVIPT Templeton Developing     FTVIPT Templeton        FTVIPT Templeton
                                                   Markets Securities         Foreign Securities      Growth Securities
                                                  Subaccount (Class 2)       Subaccount (Class 2)    Subaccount (Class 2)
                                               ---------------------------   --------------------   ----------------------
                                                      2006       2005           2006       2005        2006         2005
                                                    --------   -------       ---------   -------    ----------   ---------
Accumulation and annuity units
  beginning of year ........................         653,848    49,682         949,133   222,726     2,251,064     583,539
Accumulation units purchased and
  transferred from other funding options ...         491,056   689,018         353,344   770,357       218,206   1,799,656
Accumulation units redeemed and
  transferred to other funding options .....        (428,672)  (84,852)       (171,196)  (43,950)   (2,469,270)   (132,131)
Annuity units ..............................              --        --              --        --            --          --
                                                    --------   -------       ---------   -------    ----------   ---------
Accumulation and annuity units
  end of year ..............................         716,232   653,848       1,131,281   949,133            --   2,251,064
                                                    ========   =======       =========   =======    ==========   =========

                                                                              Janus Aspen                 Janus Aspen
                                                   High Yield Bond        Balanced Subaccount           Mid Cap Growth
                                                      Subaccount           (Service Shares)      Subaccount (Service Shares)
                                               ----------------------   ----------------------   ---------------------------
                                                  2006         2005        2006         2005            2006      2005
                                               ----------   ---------   ----------   ---------        -------   -------
Accumulation and annuity units
  beginning of year ........................    5,210,550   5,519,327    1,519,776   1,562,703        331,267   212,598
Accumulation units purchased and
  transferred from other funding options ...       82,353     510,317      271,189     119,327        239,556   152,349
Accumulation units redeemed and
  transferred to other funding options .....   (5,274,646)   (817,562)  (1,790,965)   (162,254)       (91,900)  (33,680)
Annuity units ..............................      (18,257)     (1,532)          --          --             --        --
                                               ----------   ---------   ----------   ---------        -------   -------
Accumulation and annuity units
  end of year ..............................           --   5,210,550           --   1,519,776        478,923   331,267
                                               ==========   =========   ==========   =========        =======   =======

                                                       Janus Aspen            Lazard Retirement     LMPIS Dividend
                                               Worldwide Growth Subaccount        Small Cap            Strategy
                                                     (Service Shares)            Subaccount           Subaccount
                                               ---------------------------   ------------------   ------------------
                                                    2006         2005          2006       2005      2006      2005
                                                 ----------   ----------     --------   -------   -------   --------
Accumulation and annuity units
  beginning of year ........................      8,075,434    9,467,988      313,556   231,226   241,291    361,683
Accumulation units purchased and
  transferred from other funding options ...        181,638      364,535       60,094   153,478    27,249     14,254
Accumulation units redeemed and
  transferred to other funding options .....     (1,889,473)  (1,757,089)    (373,650)  (71,148)  (44,270)  (134,646)
Annuity units ..............................             --           --           --        --        --         --
                                                 ----------   ----------     --------   -------   -------   --------
Accumulation and annuity units
  end of year ..............................      6,367,599    8,075,434           --   313,556   224,270    241,291
                                                 ==========   ==========     ========   =======   =======   ========

                                                  LMPIS Premier        LMPVPV Small Cap         LMPVPI All Cap
                                               Selections All Cap   Growth Opportunities          Subaccount
                                                Growth Subaccount        Subaccount                (Class I)
                                               ------------------   --------------------   -----------------------
                                                 2006      2005        2006       2005        2006         2005
                                                ------   -------     --------   -------    ----------   ----------
Accumulation and annuity units
  beginning of year ........................    21,970    46,844      286,976   275,128     8,162,417    8,896,689
Accumulation units purchased and
  transferred from other funding options ...    43,553     5,902       90,252   104,008        71,804      414,121
Accumulation units redeemed and
  transferred to other funding options .....    (6,091)  (30,776)    (128,837)  (92,160)   (1,963,104)  (1,146,203)
Annuity units ..............................        --        --           --        --        (6,016)      (2,190)
                                                ------   -------     --------   -------    ----------   ----------
Accumulation and annuity units
  end of year ..............................    59,432    21,970      248,391   286,976     6,265,101    8,162,417
                                                ======   =======     ========   =======    ==========   ==========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                  LMPVPI Investors          LMPVPI Small Cap          LMPVPI Total Return
                                                Subaccount (Class I)   Growth Subaccount (Class I)   Subaccount (Class I)
                                               ---------------------   ---------------------------   --------------------
                                                  2006        2005           2006       2005             2006      2005
                                               ---------   ---------       --------   -------          -------   -------
Accumulation and annuity units
  beginning of year ........................   3,089,978   3,426,097        631,353   598,446          487,989   534,420
Accumulation units purchased and
  transferred from other funding options ...      43,590     200,229         12,952   129,455           14,799     1,763
Accumulation units redeemed and
  transferred to other funding options .....    (556,165)   (536,348)      (171,450)  (96,548)         (35,919)  (48,194)
Annuity units ..............................          --          --             --        --               --        --
                                               ---------   ---------       --------   -------          -------   -------
Accumulation and annuity units
  end of year ..............................   2,577,403   3,089,978        472,855   631,353          466,869   487,989
                                               =========   =========       ========   =======          =======   =======

                                                LMPVPII Appreciation     LMPVPII Equity Index      LMPVPII Fundamental
                                                     Subaccount         Subaccount (Class II)        Value Subaccount
                                               ---------------------   -----------------------   -----------------------
                                                  2006        2005        2006         2005         2006         2005
                                               ---------   ---------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  beginning of year ........................   3,352,432   3,284,862   21,221,236   22,935,218    8,472,993    9,607,960
Accumulation units purchased and
  transferred from other funding options ...     105,801     513,642      323,367    2,246,201       60,152      194,859
Accumulation units redeemed and
  transferred to other funding options .....    (573,287)   (446,072)  (5,157,747)  (3,947,435)  (1,397,581)  (1,329,826)
Annuity units ..............................          --          --       (5,642)     (12,748)          --           --
                                               ---------   ---------   ----------   ----------   ----------   ----------
Accumulation and annuity units
  end of year ..............................   2,884,946   3,352,432   16,381,214   21,221,236    7,135,564    8,472,993
                                               =========   =========   ==========   ==========   ==========   ==========

                                               LMPVPIII Adjustable Rate     LMPVPIII Aggressive     LMPVPIII High Income
                                                   Income Subaccount         Growth Subaccount            Subaccount
                                               ------------------------   -----------------------   --------------------
                                                    2006       2005          2006         2005         2006       2005
                                                  --------   -------      ----------   ----------    --------   --------
Accumulation and annuity units
  beginning of year ........................       328,231   334,070      11,829,070   12,807,998     832,181    983,645
Accumulation units purchased and
  transferred from other funding options ...        82,320    70,979         226,450    1,027,564     197,931    124,401
Accumulation units redeemed and
  transferred to other funding options .....      (104,339)  (76,818)     (2,117,185)  (2,006,492)   (263,267)  (275,865)
Annuity units ..............................            --        --              --           --          --         --
                                                  --------   -------      ----------   ----------    --------   --------
Accumulation and annuity units
  end of year ..............................       306,212   328,231       9,938,335   11,829,070     766,845    832,181
                                                  ========   =======      ==========   ==========    ========   ========

                                               LMPVPIII International           LMPVPIII                 LMPVPIII
                                                   All Cap Growth           Large Cap Growth         Social Awareness
                                                     Subaccount                Subaccount            Stock Subaccount
                                               ----------------------   -----------------------   ----------------------
                                                   2006        2005         2006        2005         2006        2005
                                                ---------   ---------   ----------   ----------   ---------   ----------
Accumulation and annuity units
  beginning of year ........................    2,034,777   2,588,694    6,810,958    8,734,161   3,332,360   4,116,754
Accumulation units purchased and
  transferred from other funding options ...      116,361      61,595      402,226      357,972      61,488     130,939
Accumulation units redeemed and
  transferred to other funding options .....     (531,241)   (615,512)  (2,208,523)  (2,280,370)   (808,370)   (915,333)
Annuity units ..............................           --          --       (1,289)        (805)         --          --
                                                ---------   ---------   ----------   ----------   ---------   ---------
Accumulation and annuity units
 end of year ...............................    1,619,897   2,034,777    5,003,372    6,810,958   2,585,478   3,332,360
                                                =========   =========   ==========   ==========   =========   =========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                               Lord Abbett Growth and Income   Lord Abbett Mid-Cap Value        Managed Assets
                                                    Subaccount (Class VC)        Subaccount (Class VC)             Subaccount
                                               -----------------------------   -------------------------   ------------------------
                                                      2006       2005                 2006      2005         2006          2005
                                                    --------   -------             --------   -------     -----------   ----------
Accumulation and annuity units
  beginning of year ........................         604,754   268,562              495,385   219,429      18,738,214   20,213,234
Accumulation units purchased and
  transferred from other funding options ...         237,557   354,606               83,891   340,518         231,704    1,367,981
Accumulation units redeemed and
  transferred to other funding options .....        (157,790)  (18,414)            (107,134)  (64,562)    (18,950,517)  (2,841,924)
Annuity units ..............................              --        --                   --        --         (19,401)      (1,077)
                                                    --------   -------             --------   -------     -----------   ----------
Accumulation and annuity units
  end of year ..............................         684,521   604,754              472,142   495,385              --   18,738,214
                                                    ========   =======             ========   =======     ===========   ==========

                                                 MIST Batterymarch      MIST BlackRock           MIST Dreman
                                                   Mid-Cap Stock        Large-Cap Core         Small-Cap Value
                                               Subaccount (Class A)   Subaccount (Class A)   Subaccount (Class A)
                                               --------------------   --------------------   --------------------
                                                    2006     2005          2006     2005          2006    2005
                                                 ---------   ----       ---------   ----        -------   ----
Accumulation and annuity units
  beginning of year ........................            --    --               --     --             --     --
Accumulation units purchased and
  transferred from other funding options ...     3,999,374    --        1,040,392     --         96,869     --
Accumulation units redeemed and
  transferred to other funding options .....      (814,950)   --          (83,118)    --        (12,088)    --
Annuity units ..............................            --    --               --     --             --     --
                                                 ---------   ---        ---------    ---        -------    ---
Accumulation and annuity units
  end of year ..............................     3,184,424    --          957,274     --         84,781     --
                                                 =========   ===        =========    ===        =======    ===

                                                 MIST Harris Oakmark        MIST Janus Capital         MIST Legg Mason
                                               International Subaccount   Appreciation Subaccount   Partners Managed Assets
                                                       (Class A)                 (Class A)            Subaccount (Class A)
                                               ------------------------   -----------------------   -----------------------
                                                      2006     2005             2006      2005            2006      2005
                                                   ---------   ----          ----------   -----        ----------   ----
Accumulation and annuity units
  beginning of year ........................              --    --                   --    --                  --     --
Accumulation units purchased and
  transferred from other funding options ...       1,945,646    --           20,468,698    --          17,246,667     --
Accumulation units redeemed and
  transferred to other funding options .....        (470,234)   --           (4,183,473)   --          (3,111,924)    --
Annuity units ..............................           1,240    --                   --    --              20,622     --
                                                   ---------   ---           ----------   ---          ----------    ---
Accumulation and annuity units
  end of year ..............................       1,476,652    --           16,285,225    --          14,155,365     --
                                                   =========   ===           ==========   ===          ==========    ===

                                                 MIST Lord Abbett      MIST Lord Abbett          MIST Met/AIM
                                                  Bond Debenture      Growth and Income      Capital Appreciation
                                               Subaccount (Class A)   Subaccount (Class B)    Subaccount (Class A)
                                               --------------------   --------------------   ---------------------
                                                    2006    2005           2006     2005          2006     2005
                                                  -------   ----        ---------   ----        --------   ----
Accumulation and annuity units
  beginning of year ........................           --    --                --    --               --    --
Accumulation units purchased and
  transferred from other funding options ...      501,717    --         1,946,991    --          572,167    --
Accumulation units redeemed and
  transferred to other funding options .....      (90,127)   --          (298,491)   --         (137,487)   --
Annuity units ..............................           --    --                --    --               --    --
                                                  -------   ---         ---------   ---         --------   ---
Accumulation and annuity units
  end of year ..............................      411,590    --         1,648,500    --          434,680    --
                                                  =======   ===         =========   ===         ========   ===

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                MIST Met/AIM Small Cap        MIST MFS(R) Value          MIST Neuberger Berman
                                              Growth Subaccount (Class A)   Subaccount (Class A)   Real Estate Subaccount (Class A)
                                              ---------------------------   --------------------   --------------------------------
                                                      2006     2005             2006     2005               2006     2005
                                                     -------   ----            -------   ----            ---------   ----
Accumulation and annuity units
  beginning of year .......................               --     --                 --     --                   --     --
Accumulation units purchased and
  transferred from other funding options ..          101,458     --            807,282     --            7,281,535     --
Accumulation units redeemed and
  transferred to other funding options ....          (87,197)    --            (69,932)    --             (956,259)    --
Annuity units .............................               --     --                 --     --                   --     --
                                                     -------    ---            -------    ---            ---------    ---
Accumulation and annuity units
  end of year .............................           14,261     --            737,350     --            6,325,276     --
                                                     =======    ===            =======    ===            =========    ===

                                             MIST Pioneer Fund Subaccount      MIST Pioneer Mid-Cap         MIST Pioneer Strategic
                                                      (Class A)             Value Subaccount (Class A)   Income Subaccount (Class A)
                                             ----------------------------   --------------------------   ---------------------------
                                                    2006      2005                  2006    2005                2006     2005
                                                  ---------   ----                -------   ----             ---------   ----
Accumulation and annuity units
  beginning of year .......................              --     --                     --     --                    --     --
Accumulation units purchased and
  transferred from other funding options ..       1,811,876     --                 54,453     --             1,471,128     --
Accumulation units redeemed and
  transferred to other funding options ....        (200,114)    --                     --     --              (176,140)    --
Annuity units .............................              --     --                     --     --                    --     --
                                                  ---------    ---                 ------    ---             ---------    ---
Accumulation and annuity units
  end of year .............................       1,611,762     --                 54,453     --             1,294,988     --
                                                  =========    ===                 ======    ===             =========    ===

                                                  MIST Third Avenue            MetLife Investment           MetLife Investment
                                              Small Cap Value Subaccount   Diversified Bond Subaccount      International Stock
                                                       (Class B)                    (Class I)              Subaccount (Class I)
                                              --------------------------   ---------------------------   ------------------------
                                                     2006     2005             2006           2005          2006          2005
                                                    -------   ----         ------------   ------------   -----------   ----------
Accumulation and annuity units
  beginning of year .......................              --     --           71,478,585    70,635,606     39,078,208   41,323,915
Accumulation units purchased and
  transferred from other funding options ..         277,331     --            4,969,534    11,447,947      1,334,051    4,953,149
Accumulation units redeemed and
  transferred to other funding options ....         (18,076)    --          (16,739,270)  (10,596,861)   (11,300,773)  (7,194,249)
Annuity units .............................              --     --               (9,096)       (8,107)        (4,997)      (4,607)
                                                    -------    ---          -----------   -----------    -----------   ----------
Accumulation and annuity units
  end of year .............................         259,255     --           59,699,753    71,478,585     29,106,489   39,078,208
                                                    =======    ===          ===========   ===========    ===========   ==========

                                               MetLife Investment Large      MetLife Investment          MSF BlackRock
                                               Company Stock Subaccount      Small Company Stock       Aggressive Growth
                                                       (Class I)            Subaccount (Class I)     Subaccount (Class D)
                                              -------------------------   -----------------------    --------------------
                                                 2006           2005         2006         2005            2006     2005
                                              -----------   -----------   ----------   ----------    -----------   ----
Accumulation and annuity units
  beginning of year .......................    86,174,978    89,116,716   16,834,717   17,829,136             --     --
Accumulation units purchased and
  transferred from other funding options ..     2,101,844    10,808,471      375,416    1,979,867      3,459,316     --
Accumulation units redeemed and
  transferred to other funding options ....   (18,452,163)  (13,739,146)  (4,145,932)  (2,972,328)      (690,867)    --
Annuity units .............................       (11,915)      (11,063)      (2,234)      (1,958)         7,145     --
                                              -----------   -----------   ----------   ----------      ---------    ---
Accumulation and annuity units
  end of year .............................    69,812,744    86,174,978   13,061,967   16,834,717      2,775,594     --
                                              ===========   ===========   ==========   ==========      =========    ===

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                               MSF BlackRock Bond Income       MSF BlackRock Money        MSF FI Large Cap
                                                 Subaccount (Class A)     Market Subaccount (Class A)   Subaccount (Class A)
                                              -------------------------   ---------------------------   --------------------
                                                     2006     2005               2006      2005              2006      2005
                                                  ---------   ----            ----------   ----           ----------   ----
Accumulation and annuity units
  beginning of year .......................              --     --                    --     --                   --     --
Accumulation units purchased and
  transferred from other funding options ..       5,957,996     --            14,196,795     --           16,327,777     --
Accumulation units redeemed and
  transferred to other funding options ....        (985,505)    --            (4,315,889)    --           (3,456,877)    --
Annuity units .............................          44,601     --                 5,390     --               19,795     --
                                                  ---------    ---            ----------    ---           ----------    ---
Accumulation and annuity units
  end of year .............................       5,017,092     --             9,886,296     --           12,890,695     --
                                                  =========    ===            ==========    ===           ==========    ===

                                                 MSF FI Value           MSF MetLife        MSF MetLife Conservative
                                              Leaders Subaccount   Aggressive Allocation    to Moderate Allocation
                                                   (Class D)       Subaccount (Class B)      Subaccount (Class B)
                                              ------------------   ---------------------   ------------------------
                                                  2006      2005        2006    2005             2006    2005
                                               ----------   ----      -------   ----            ------   ----
Accumulation and annuity units
  beginning of year .......................            --     --           --     --                --     --
Accumulation units purchased and
  transferred from other funding options ..    11,203,459     --      128,675     --            76,492     --
Accumulation units redeemed and
  transferred to other funding options ....    (1,878,107)    --      (59,366)    --            (4,399)    --
Annuity units .............................         1,515     --           --     --                --     --
                                               ----------    ---      -------    ---            ------    ---
Accumulation and annuity units
  end of year .............................     9,326,867     --       69,309     --            72,093     --
                                               ==========    ===      =======    ===            ======    ===

                                                  MSF MetLife          MSF MetLife Moderate           MSF MFS(R)
                                              Moderate Allocation    to Aggressive Allocation       Total Return
                                              Subaccount (Class B)      Subaccount (Class B)    Subaccount (Class F)
                                              --------------------   ------------------------   --------------------
                                                   2006     2005             2006    2005           2006      2005
                                                  -------   ----           -------   ----        ----------   ----
Accumulation and annuity units
  beginning of year .......................            --     --                --     --                --     --
Accumulation units purchased and
  transferred from other funding options ..       343,377     --           396,457     --        19,236,086     --
Accumulation units redeemed and
  transferred to other funding options ....        (4,981)    --                --     --        (2,774,395)    --
Annuity units .............................            --     --                --     --            10,917     --
                                                  -------    ---           -------    ---        ----------    ---
Accumulation and annuity units
  end of year .............................       338,396     --           396,457     --        16,472,608     --
                                                  =======    ===           =======    ===        ==========    ===

                                                  MSF Oppenheimer           MSF Western Asset            MSF Western Asset
                                              Global Equity Subaccount    Management High Yield      Management U.S. Government
                                                      (Class B)          Bond Subaccount (Class A)       Subaccount (Class A)
                                              ------------------------   -------------------------   --------------------------
                                                     2006     2005               2006     2005               2006      2005
                                                  ---------   ----            ---------   ----            ----------   ----
Accumulation and annuity units
  beginning of year .......................              --     --                   --     --                    --     --
Accumulation units purchased and
  transferred from other funding options ..       3,338,014     --            4,963,158     --             9,360,670     --
Accumulation units redeemed and
  transferred to other funding options ....        (185,512)    --             (737,036)    --            (1,478,990)    --
Annuity units .............................              --     --               14,682     --                12,857     --
                                                  ---------    ---            ---------    ---            ----------    ---
Accumulation and annuity units
  end of year .............................       3,152,502     --            4,240,804     --             7,894,537     --
                                                  =========    ===            =========    ===            ==========    ===

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                                 Money Market         Oppenheimer Main Street/VA         PIMCO VIT Real Return
                                                  Subaccount          Subaccount (Service Shares)  Subaccount (Administrative Class)
                                          -------------------------  ----------------------------  ---------------------------------
                                              2006          2005          2006           2005            2006              2005
                                          ------------  -----------  -------------  -------------  -----------------  --------------
Accumulation and annuity units
  beginning of year ....................   11,199,422   13,084,846      167,807         74,713          191,822                --
Accumulation units purchased and
  transferred from other funding
  options ..............................      975,501    3,209,896      117,603         95,895           68,545           191,822
Accumulation units redeemed and
  transferred to other funding options..  (12,168,731)  (5,094,817)    (285,410)        (2,801)         (26,246)               --
Annuity units ..........................       (6,192)        (503)          --             --               --                --
                                          -----------   ----------     --------        -------          -------           -------
Accumulation and annuity units
  end of year ..........................           --   11,199,422           --        167,807          234,121           191,822
                                          ===========   ==========     ========        =======          =======           =======

                                                 PIMCO VIT               Putnam VT
                                          Total Return Subaccount     Discovery Growth       Putnam VT International
                                           (Administrative Class)  Subaccount (Class IB)  Equity Subaccount (Class IB)
                                          -----------------------  ---------------------  ----------------------------
                                              2006        2005       2006        2005          2006          2005
                                          -----------  ----------  ---------  ----------  -------------  -------------
Accumulation and annuity units
  beginning of year ....................   5,898,231   5,710,705     92,429     92,900       963,362        970,917
Accumulation units purchased and
  transferred from other funding
  options ..............................     912,339   1,151,993     44,319     20,604       167,696        125,714
Accumulation units redeemed and
  transferred to other funding options..  (1,463,389)   (964,467)   (24,459)   (21,075)     (155,137)      (133,269)
Annuity units ..........................          --          --         --         --            --             --
                                          ----------   ---------    -------    -------      --------       --------
Accumulation and annuity units
  end of year ..........................   5,347,181   5,898,231    112,289     92,429       975,921        963,362
                                          ==========   =========    =======    =======      ========       ========

                                              Putnam VT Small Cap       Travelers AIM Capital   Travelers Convertible
                                          Value Subaccount (Class IB)  Appreciation Subaccount  Securities Subaccount
                                          ---------------------------  -----------------------  ---------------------
                                               2006          2005         2006        2005         2006        2005
                                          -------------  ------------  ----------  -----------  ----------  ---------
Accumulation and annuity units
  beginning of year ....................    3,394,735      3,255,684    638,237      843,575       90,014     64,342
Accumulation units purchased and
  transferred from other funding
  options ..............................      279,389        724,341      6,173      166,801       12,577     37,077
Accumulation units redeemed and
  transferred to other funding options..     (727,631)      (585,290)  (644,410)    (372,139)    (102,591)   (11,405)
Annuity units ..........................           --             --         --           --           --         --
                                            ---------      ---------   --------     --------     --------    -------
Accumulation and annuity units
  end of year ..........................    2,946,493      3,394,735         --      638,237           --     90,014
                                            =========      =========   ========     ========     ========    =======

                                            Travelers Disciplined       Travelers Equity        Travelers Federated
                                          Mid Cap Stock Subaccount      Income Subaccount         Stock Subaccount
                                          ------------------------  -------------------------  ---------------------
                                              2006         2005         2006          2005        2006       2005
                                          -----------  -----------  ------------  -----------  ---------  ----------
Accumulation and annuity units
  beginning of year ....................   4,141,856    4,425,365    11,947,739   12,451,558    973,647   1,232,467
Accumulation units purchased and
  transferred from other funding
  options ..............................      84,879      339,303        53,397    1,202,185         --       9,754
Accumulation units redeemed and
  transferred to other funding options..  (4,226,735)    (622,812)  (11,999,713)  (1,705,914)  (973,647)   (268,574)
Annuity units ..........................          --           --        (1,423)         (90)        --          --
                                          ----------   ----------   -----------   ----------   --------   ---------
Accumulation and annuity units
  end of year ..........................          --    4,141,856            --   11,947,739         --     973,647
                                          ==========   ==========   ===========   ==========   ========   =========

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Continued)

                                             Travelers Large Cap    Travelers Mercury Large Cap  Travelers MFS(R) Mid Cap
                                                 Subaccount                Core Subaccount           Growth Subaccount
                                          ------------------------  ---------------------------  ------------------------
                                              2006         2005         2006           2005         2006         2005
                                          -----------  -----------  ------------  -------------  -----------  -----------
Accumulation and annuity units
  beginning of year ....................   7,622,960    8,946,685       940,487      929,870      3,747,482    4,399,375
Accumulation units purchased and
  transferred from other funding
  options ..............................      81,465      307,661       115,077      176,415         21,862      185,733
Accumulation units redeemed and
  transferred to other funding options..  (7,704,425)  (1,631,386)   (1,055,564)    (165,798)    (3,759,932)    (836,802)
Annuity units ..........................          --           --            --           --         (9,412)        (824)
                                          ----------   ----------    ----------     --------     ----------    ---------
Accumulation and annuity units
  end of year ..........................          --    7,622,960            --      940,487             --    3,747,482
                                          ==========   ==========    ==========     ========     ==========    =========

                                               Travelers MFS(R)        Travelers MFS(R)         Travelers Mondrian
                                           Total Return Subaccount     Value Subaccount   International Stock Subaccount
                                          -------------------------  -------------------  ------------------------------
                                              2006          2005        2006      2005        2006             2005
                                          ------------  -----------  ---------  --------  -------------   --------------
Accumulation and annuity units
  beginning of year ....................   14,378,200   14,602,425    559,047   244,994      1,334,350       1,417,346
Accumulation units purchased and
  transferred from other funding
  options ..............................      216,193    2,214,818     59,615   412,576        107,354         300,029
Accumulation units redeemed and
  transferred to other funding options..  (14,584,333)  (2,438,373)  (618,662)  (98,523)    (1,440,538)       (382,952)
Annuity units ..........................      (10,060)        (670)        --        --         (1,166)            (73)
                                          -----------   ----------   --------   -------     ----------       ---------
Accumulation and annuity units
  end of year ..........................           --   14,378,200         --   559,047             --       1,334,350
                                          ===========   ==========   ========   =======     ==========       =========

                                          Travelers Pioneer Fund   Travelers Pioneer Mid Cap  Travelers Pioneer Strategic
                                                Subaccount              Value Subaccount            Income Subaccount
                                          -----------------------  -------------------------  ------------  -------------
                                              2006        2005         2006         2005         2006          2005
                                          -----------  ----------  -----------  ------------  ------------  -------------
Accumulation and annuity units
  beginning of year ....................   1,983,434   2,207,586      35,272           --       1,270,194       904,550
Accumulation units purchased and
  transferred from other funding
  options ..............................       7,420     178,991          --       42,317         197,801       471,058
Accumulation units redeemed and
  transferred to other funding options..  (1,990,854)   (403,143)    (35,272)      (7,045)     (1,467,995)     (105,414)
Annuity units ..........................          --          --          --           --              --            --
                                          ----------   ---------     -------       ------      ----------     ---------
Accumulation and annuity units
  end of year ..........................          --   1,983,434          --       35,272              --     1,270,194
                                          ==========   =========     =======       ======      ==========     =========

                                             Travelers Quality        Travelers Strategic     Travelers Style Focus Series:
                                              Bond Subaccount          Equity Subaccount       Small Cap Growth Subaccount
                                          -----------------------  -------------------------  -----------------------------
                                              2006        2005         2006          2005          2006           2005
                                          -----------  ----------  ------------  -----------  --------------  -------------
Accumulation and annuity units
  beginning of year ....................   6,417,640    6,652,534   10,172,541   12,448,181           --            --
Accumulation units purchased and
  transferred from other funding
  options ..............................      83,443      874,839       49,316      375,485        9,869            --
Accumulation units redeemed and
  transferred to other funding options    (6,450,647)  (1,105,256) (10,195,519)  (2,648,870)      (9,869)           --
Annuity units ..........................     (50,436)      (4,477)     (26,338)      (2,255)          --            --
                                          ----------   ----------  -----------   ----------       ------           ---
Accumulation and annuity units
  end of year ..........................          --    6,417,640           --   10,172,541           --            --
                                          ==========   ==========  ===========   ==========       ======           ===

                  NOTES TO FINANCIAL STATEMENTS -- (Concluded)

6. Schedules of Accumulation and Annuity Units for the years ended December 31, 2006 and 2005 -- (Concluded)

                                              Travelers U.S. Government   Van Kampen LIT Comstock   Van Kampen LIT Enterprise
                                                 Securities Subaccount     Subaccount (Class II)       Subaccount (Class II)
                                              -------------------------   -----------------------   -------------------------
                                                 2006          2005           2006       2005             2006     2005
                                              -----------   ----------      --------   --------          ------   ------
Accumulation and annuity units
  beginning of year .......................     9,927,211   10,898,924       775,636    340,734          57,135   57,135
Accumulation units purchased and
  transferred from other funding options ..       158,842      962,641        89,070    618,640          11,257       --
Accumulation units redeemed and
  transferred to other funding options ....   (10,074,174)  (1,933,568)     (272,792)  (183,738)             --       --
Annuity units .............................       (11,879)        (786)           --         --              --       --
                                              -----------   ----------      --------   --------          ------   ------
Accumulation and annuity units
  end of year .............................            --    9,927,211       591,914    775,636          68,392   57,135
                                              ===========   ==========      ========   ========          ======   ======

                                                 Van Kampen LIT          VIP Asset Manager       VIP Contrafund(R)
                                                Strategic Growth            Subaccount              Subaccount
                                              Subaccount (Class II)      (Service Class 2)       (Service Class 2)
                                              ---------------------   ----------------------   ---------------------
                                                  2006      2005         2006         2005       2006         2005
                                                -------   -------     ----------   ---------   ---------   ---------
Accumulation and annuity units
  beginning of year .......................     241,833   164,650      4,790,463   4,953,099   4,465,200   3,242,396
Accumulation units purchased and
  transferred from other funding options ..      (1,148)  127,487         50,007     313,166     815,875   1,762,231
Accumulation units redeemed and
  transferred to other funding options ....     (33,742)  (50,304)    (4,840,470)   (475,802)   (826,188)   (539,427)
Annuity units .............................          --        --             --          --          --          --
                                                -------   -------     ----------   ---------   ---------   ---------
Accumulation and annuity units
  end of year .............................     206,943   241,833             --   4,790,463   4,454,887   4,465,200
                                                =======   =======     ==========   =========   =========   =========

                                                 VIP Dynamic Capital          VIP Mid Cap            Wells Fargo VT
                                               Appreciation Subaccount         Subaccount        Advantage Small/Mid Cap
                                                  (Service Class 2)         (Service Class 2)      Value Subaccount
                                              ------------------------   ---------------------   -----------------------
                                                   2006       2005          2006        2005         2006        2005
                                                 --------   -------      ---------   ---------     --------   --------
Accumulation and annuity units
  beginning of year .......................       328,499   181,514      3,873,896   2,701,113      600,161    617,173
Accumulation units purchased and
  transferred from other funding options ..       116,142   153,489        626,623   1,451,619       69,217    110,553
Accumulation units redeemed and
  transferred to other funding options ....      (173,524)   (6,504)      (822,088)   (278,836)    (144,854)  (127,565)
Annuity units .............................            --        --             --          --           --         --
                                                 --------   -------      ---------   ---------     --------   --------
Accumulation and annuity units
  end of year .............................       271,117   328,499      3,678,431   3,873,896      524,524    600,161
                                                 ========   =======      =========   =========     ========   ========

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES



                                                                          PAGE
                                                                          ----


Reports of Independent Registered Public Accounting Firm...............    F-1
Financial Statements as of December 31, 2006 (SUCCESSOR) and 2005
  (SUCCESSOR) and for the year ended December 31, 2006 (SUCCESSOR) and for the six months ended December 31, 2005 (SUCCESSOR) and June 30,
  2005 (PREDECESSOR) and for the year ended December 31, 2004
  (PREDECESSOR):
  Consolidated Balance Sheets..........................................    F-4
  Consolidated Statements of Income....................................    F-5
  Consolidated Statements of Stockholder's Equity......................    F-6
  Consolidated Statements of Cash Flows................................    F-7
  Notes to Consolidated Financial Statements...........................    F-8
Financial Statement Schedules as of December 31, 2006 (SUCCESSOR) and
  2005 (SUCCESSOR) and for the year ended December 31, 2006 (SUCCESSOR)
  and for the six months ended December 31, 2005 (SUCCESSOR) and June
  30, 2005 (PREDECESSOR) and for the year ended December 31, 2004
  (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other Than
     Investments in Related Parties....................................   F-58
  Schedule III -- Consolidated Supplementary Insurance Information.....   F-59
  Schedule IV -- Consolidated Reinsurance..............................   F-61

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Life and Annuity Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Life and Annuity Company of Connecticut and its subsidiary (the "Company") (formerly known as "The Travelers Life and Annuity Company") as of December 31, 2006 and 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR). Our audits also included the financial statement schedules as of December 31, 2006 and 2005 (SUCCESSOR), and for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits. The consolidated financial statements and financial statement schedules of the Company for the year ended December 31, 2004 (PREDECESSOR) were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Life and Annuity Company of Connecticut and its subsidiary as of December 31, 2006 and 2005 (SUCCESSOR), and the results of their operations and their cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Note 2 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods subsequent and prior to the acquisition date are labeled "SUCCESSOR" and "PREDECESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 6, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
MetLife Life and Annuity Company of Connecticut:

     We have audited the accompanying statements of income, stockholder's equity, and cash flows of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) for the year ended December 31, 2004 (PREDECESSOR). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations, stockholder's equity and cash flows of MetLife Life and Annuity Company of Connecticut for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP
Hartford, Connecticut
March 28, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
MetLife Life and Annuity Company of Connecticut:

     Under date of March 28, 2005, we reported on the statements of income, stockholder's equity and cash flows of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) for the year ended December 31, 2004 (PREDECESSOR) , which are included in the Form 10-K. In connection with our audit of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audit.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP
KPMG LLP
Hartford, Connecticut
March 28, 2005

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      SUCCESSOR
                                                                  -----------------
                                                                    2006      2005
                                                                  -------   -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $5,967 and $6,158,
     respectively)..............................................  $ 5,889   $ 6,055
  Equity securities available-for-sale, at estimated fair value
     (cost: $56 and $4, respectively)...........................       57         4
  Mortgage loans on real estate.................................      295       258
  Policy loans..................................................       55        37
  Real estate joint ventures held-for-investment................        2        --
  Other limited partnership interests...........................       68        73
  Short-term investments........................................       95        57
  Other invested assets.........................................      341       333
                                                                  -------   -------
     Total investments..........................................    6,802     6,817
Cash and cash equivalents.......................................      230       233
Accrued investment income.......................................       68        69
Premiums and other receivables..................................      289       201
Deferred policy acquisition costs and value of business
  acquired......................................................    1,712     1,777
Current income tax recoverable..................................       19        20
Deferred income tax assets......................................        8        90
Goodwill........................................................      239       243
Other assets....................................................       25        22
Separate account assets.........................................   12,246    12,179
                                                                  -------   -------
     Total assets...............................................  $21,638   $21,651
                                                                  =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits........................................  $ 1,782   $ 1,740
  Policyholder account balances.................................    5,377     5,688
  Other policyholder funds......................................       79        68
  Payables for collateral under derivative transactions.........      102       108
  Other liabilities.............................................      119       132
  Separate account liabilities..................................   12,246    12,179
                                                                  -------   -------
     Total liabilities..........................................   19,705    19,915
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
Stockholder's Equity:
  Common stock, par value $100 per share; 100,000 shares
     authorized, 30,000 shares issued and outstanding...........        3         3
  Additional paid-in capital....................................    1,730     1,725
  Retained earnings.............................................      230        50
  Accumulated other comprehensive income (loss).................      (30)      (42)
                                                                  -------   -------
     Total stockholder's equity.................................    1,933     1,736
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $21,638   $21,651
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                        CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)


                                                SUCCESSOR                        PREDECESSOR
                                     -------------------------------   -------------------------------
                                      YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                     DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                     ------------   ----------------   ----------------   ------------
                                         2006             2005               2005             2004
                                     ------------   ----------------   ----------------   ------------


REVENUES
Premiums...........................      $ 43             $ 17               $ 20             $ 40
Universal life and investment-type
  product policy fees..............       483              233                221              371
Net investment income..............       361              167                223              389
Other revenues.....................        27               11                 12               19
Net investment gains (losses)......       (83)             (35)                (6)              17
                                         ----             ----               ----             ----
  Total revenues...................       831              393                470              836
                                         ----             ----               ----             ----
EXPENSES
Policyholder benefits and claims...       117               90                 49               85
Interest credited to policyholder
  account balances.................       154               76                126              241
Other expenses.....................       306              165                184              303
                                         ----             ----               ----             ----
  Total expenses...................       577              331                359              629
                                         ----             ----               ----             ----
Income before provision for income
  tax..............................       254               62                111              207
Provision for income tax...........        74               12                 35               49
                                         ----             ----               ----             ----
Net income.........................      $180             $ 50               $ 76             $158
                                         ====             ====               ====             ====




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)



                                                                          ACCUMULATED OTHER
                                                                            COMPREHENSIVE
                                                                            INCOME (LOSS)
                                                                          -----------------
                                                  ADDITIONAL                NET UNREALIZED
                                         COMMON     PAID-IN    RETAINED       INVESTMENT
                                          STOCK     CAPITAL    EARNINGS     GAINS (LOSSES)     TOTAL
                                         ------   ----------   --------   -----------------   ------

BALANCE AT JANUARY 1, 2004
  (PREDECESSOR)........................    $3       $  417       $ 764          $ 215         $1,399
Capital contributed by parent..........                400                                       400
Comprehensive income (loss):
  Net income...........................                            158                           158
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                            (5)            (5)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             9              9
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                            4
                                                                                              ------
  Comprehensive income (loss)..........                                                          162
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2004
  (PREDECESSOR)........................     3          817         922            219          1,961
Comprehensive income (loss):
  Net income...........................                             76                            76
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                            (2)            (2)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                            (5)            (5)
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                           (7)
                                                                                              ------
  Comprehensive income (loss)..........                                                           69
Assumption of liabilities by parent....                  4                                         4
                                           --       ------       -----          -----         ------
BALANCE AT JUNE 30, 2005
  (PREDECESSOR)........................     3          821         998            212          2,034
Effect of push down accounting of
  MetLife, Inc.'s purchase price on
  MetLife Life and Annuity Company of
  Connecticut's net assets acquired
  (see Note 2).........................              1,112        (998)          (212)           (98)
                                           --       ------       -----          -----         ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)....     3        1,933          --             --          1,936
Comprehensive income (loss):
  Revisions of purchase price pushed
     down to MetLife Life and Annuity
     Company of Connecticut's net
     assets acquired (See Note 2)......               (208)                                     (208)
  Net income...........................                             50                            50
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                           (42)           (42)
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                          (42)
                                                                                              ------
  Comprehensive income (loss)..........                                                            8
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2005
  (SUCCESSOR)..........................     3        1,725          50            (42)         1,736
Revisions of purchase price pushed down
  to MetLife Life and Annuity Company
  of Connecticut's net assets acquired
  (See Note 2).........................                  5                                         5
Comprehensive income (loss):
  Net income...........................                            180                           180
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                            12             12
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                           12
                                                                                              ------
  Comprehensive income (loss)..........                                                          192
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2006
  (SUCCESSOR)..........................    $3       $1,730       $ 230          $ (30)        $1,933
                                           ==       ======       =====          =====         ======




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)


                                                    SUCCESSOR                        PREDECESSOR
                                         -------------------------------   -------------------------------
                                          YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ------------   ----------------   ----------------   ------------
                                             2006             2005               2005             2004
                                         ------------   ----------------   ----------------   ------------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................     $   180          $    50                  $  76      $   158
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
     Amortization of premiums and
       accretion of discounts
       associated with investments,
       net.............................           1               12                     (8)         (18)
     (Gains) losses from sales of
       investments, net................          83               35                      6          (17)
     Equity earnings of real estate
       joint ventures and other limited
       partnership interests...........          (6)              --                     --           --
     Interest credited to policyholder
       account balances................         154               76                    126          241
     Universal life and investment-type
       product policy fees.............        (483)            (233)                  (221)        (371)
     Change in accrued investment
       income..........................           1               11                     (4)          (7)
     Change in premiums and other
       receivables.....................         (83)             (81)                     2           --
     Change in deferred policy
       acquisition costs, net..........          53              (56)                   (90)        (243)
     Change in insurance-related
       liabilities.....................          17               49                    (15)         (49)
     Change in income tax payable......          74              (25)                  (242)         227
     Change in other assets............         191               90                     49           72
     Change in other liabilities.......         (44)              54                    (75)         (17)
     Other, net........................          (1)              (1)                    34          (21)
                                            -------          -------                  -----      -------
Net cash provided by (used in)
  operating activities.................         137              (19)                  (362)         (45)
                                            -------          -------                  -----      -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.........       2,935            3,484                    521        1,305
     Equity securities.................           8               30                      8           19
     Mortgage loans on real estate.....          44               37                     18           59
     Real estate and real estate joint
       ventures........................           1               --                     17            9
     Other limited partnership
       interests.......................          24               17                     18           23
  Purchases of:
     Fixed maturity securities.........      (2,863)          (3,557)                  (448)      (2,156)
     Equity securities.................          (8)              --                     (1)         (30)
     Mortgage loans on real estate.....         (81)             (20)                   (75)        (136)
     Real estate and real estate joint
       ventures........................          (2)              --                     --           --
     Other limited partnership
       interests.......................         (17)             (11)                   (41)         (89)
  Net change in policy loans...........         (17)              (2)                    (4)          (5)
  Net change in short-term
     investments.......................         (37)             131                    135         (225)
  Net change in other invested assets..          30               20                     16           43
  Other, net...........................          --               --                      2           (1)
                                            -------          -------                  -----      -------
Net cash (used in) provided by
  investing activities.................          17              129                    166       (1,184)
                                            -------          -------                  -----      -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................         551              343                    476        1,023
     Withdrawals.......................        (684)            (290)                  (181)        (178)
  Net change in payables for collateral
     under derivative transactions.....          (6)              (2)                   (98)         (16)
  Financing element of certain
     derivative instruments............         (18)             (13)                    --           --
  Capital contribution from parent.....          --               --                     --          400
                                            -------          -------                  -----      -------
Net cash (used in) provided by
  financing activities.................        (157)              38                    197        1,229
                                            -------          -------                  -----      -------
Change in cash and cash equivalents....          (3)             148                      1           --
Cash and cash equivalents, beginning of
  period...............................         233               85                      1            1
                                            -------          -------                  -----      -------
CASH AND CASH EQUIVALENTS, END OF
  PERIOD...............................     $   230          $   233                  $   2      $     1
                                            =======          =======                  =====      =======
Supplemental disclosures of cash flow
  information:
     Income tax paid (received)........     $    --          $    37                  $ 277      $  (179)
                                            =======          =======                  =====      =======
Non-cash transactions during the
  period:
  Assumption of liabilities by MetLife
     Insurance Company of Connecticut..     $    --          $    --                  $   4      $    --
                                            =======          =======                  =====      =======
  Contribution of goodwill from
     MetLife, Inc. ....................     $    (4)         $    --                  $  --      $    --
                                            =======          =======                  =====      =======
See Note 2 for purchase accounting
  adjustments.



          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MLAC" or the "Company" refers to MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company), a Connecticut corporation incorporated in 1973, and its subsidiary. MLAC is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC," formerly The Travelers Insurance Company). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company's core offerings include universal and variable life insurance, fixed and variable deferred annuities, structured settlements and payout annuities.

     On July 1, 2005 ("Acquisition Date"), the Company became a subsidiary of MetLife. The Company and its parent, including substantially all of Citigroup Inc's ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     The Company currently operates as a single segment and, as such, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate the performance of such activities and will report on a segment basis when appropriate to do so.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Life and Annuity Company to MetLife Life and Annuity Company of Connecticut, effective May 1, 2006.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
i) the Company and its subsidiary and ii) partnerships and joint ventures in which the Company has control. Assets, liabilities, revenues and expenses of the Company's general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "Adoption of New Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       (iv) the application of the consolidation rules to certain investments;

        (v) fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policyholder benefits;

       (ix) accounting for income taxes and the valuation of deferred income tax assets;

        (x) accounting for reinsurance transactions; and

       (xi) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, policy loans, mortgage loans on real estate, real estate joint ventures and other limited partnership interests, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest, or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments; and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate,

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rates for future policy benefit liabilities on non-participating traditional life insurance is 4%.

     Future policy benefit liabilities for individual annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for minimum death benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



       The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12% less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company files a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's ultimate parent, MetLife. As a result of this election, the tax basis in the acquired assets and

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



liabilities was adjusted as of the acquisition date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to- maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 is not expected to have a material impact on the Company's financial statements.

2. ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Life and Annuity Company of Connecticut, and other affiliated entities, including the Company's parent, MetLife Insurance Company of Connecticut, and substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. The accounting policies of the Company were conformed to those of MetLife upon the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the acquisition date. As required by the SEC SAB Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company,

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Final Purchase Price Allocation and Goodwill

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to the Company increased by $5 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to the Company of $5 million, an increase of $11 million in the value of the future policy benefit liabilities resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase of $6 million in other invested assets, an increase of $3 million in other assets and a decrease of $14 million in other liabilities due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments decreasing deferred income tax assets by $3 million. Goodwill decreased by $4 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                               SUCCESSOR
                                                           -----------------
                                                             AS OF JULY 1,
                                                                  2005
                                                           -----------------
                                                             (IN MILLIONS)



TOTAL PURCHASE PRICE:....................................            $12,084
  Purchase price attributed to other affiliates..........             10,351
                                                                     -------
  Purchase price attributed to the Company...............              1,733
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS............................................  $ 2,034
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale...........       (4)
  Mortgage loans on real estate..........................        7
  Real estate and real estate joint ventures held-for-
     investment..........................................       (1)
  Other limited partnership interests....................        3
  Other invested assets..................................       (4)
  Premiums and other receivables.........................      (47)
  Elimination of historical deferred policy acquisition
     costs...............................................   (1,622)
  Value of business acquired.............................    1,676
  Value of distribution agreements acquired..............        8
  Net deferred income tax asset..........................      258
  Other assets...........................................        8
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits.................................     (303)
  Policyholder account balances..........................     (464)
  Other liabilities......................................      (55)
                                                           -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED................................................              1,494
                                                                     -------
GOODWILL RESULTING FROM THE ACQUISITION..................            $   239
                                                                     =======



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as follows:


                                                                  SUCCESSOR
                                                             ------------------
                                                             AS OF JULY 1, 2005
                                                             ------------------
                                                                (IN MILLIONS)


ASSETS:
  Fixed maturity securities available-for-sale.............        $ 6,135
  Equity securities available-for-sale.....................             35
  Mortgage loans on real estate............................            277
  Policy loans.............................................             36
  Other limited partnership interests......................             80
  Short-term investments...................................            188
  Other invested assets....................................            338
                                                                   -------
     Total investments.....................................          7,089
  Cash and cash equivalents................................             85
  Accrued investment income................................             80
  Premiums and other receivables...........................            175
  Value of business acquired...............................          1,676
  Goodwill.................................................            239
  Other intangible assets..................................              8
  Deferred income tax asset................................             97
  Other assets.............................................              9
  Separate account assets..................................         11,617
                                                                   -------
     Total assets acquired.................................         21,075
                                                                   -------

LIABILITIES:
  Future policy benefits...................................          1,739
  Policyholder account balances............................          5,684
  Other policyholder funds.................................             15
  Current income tax payable...............................             37
  Other liabilities........................................            250
  Separate account liabilities.............................         11,617
                                                                   -------
     Total liabilities assumed.............................         19,342
                                                                   -------
     Net assets acquired...................................        $ 1,733
                                                                   =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired and distribution agreements acquired are as follows:


                                                      SUCCESSOR
                                                    -------------   WEIGHTED AVERAGE
                                                    AS OF JULY 1,     AMORTIZATION
                                                         2005            PERIOD
                                                    -------------   ----------------
                                                    (IN MILLIONS)      (IN YEARS)


Value of business acquired........................      $1,676             16
Value of distribution agreements acquired.........           8             16
                                                        ------
  Total value of intangible assets acquired,
     excluding goodwill...........................      $1,684             16
                                                        ======


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                            SUCCESSOR
                                     ------------------------------------------------------
                                                        DECEMBER 31, 2006
                                     ------------------------------------------------------
                                                        GROSS
                                      COST OR         UNREALIZED
                                     AMORTIZED     ---------------      ESTIMATED      % OF
                                        COST       GAIN       LOSS     FAIR VALUE     TOTAL
                                     ---------     ----       ----     ----------     -----
                                                          (IN MILLIONS)


U.S. corporate securities..........    $2,542       $18       $ 62       $2,498        42.4%
Foreign corporate securities.......       892         5         21          876        14.9
U.S. Treasury/agency securities....       801         2         20          783        13.3
Commercial mortgage-backed
  securities.......................       736         4          6          734        12.5
Residential mortgage-backed
  securities.......................       734        10          5          739        12.5
Asset-backed securities............       102        --          2          100         1.7
State and political subdivision
  securities.......................        91         1          6           86         1.5
Foreign government securities......        69         5          1           73         1.2
                                       ------       ---       ----       ------       -----
  Total fixed maturity securities..    $5,967       $45       $123       $5,889       100.0%
                                       ======       ===       ====       ======       =====
Nonredeemable preferred stock......    $   55       $ 2       $  1       $   56        98.2%
Common stock.......................         1        --         --            1         1.8
                                       ------       ---       ----       ------       -----
  Total equity securities..........    $   56       $ 2       $  1       $   57       100.0%
                                       ======       ===       ====       ======       =====





                                                            SUCCESSOR
                                     ------------------------------------------------------
                                                        DECEMBER 31, 2005
                                     ------------------------------------------------------
                                                        GROSS
                                      COST OR         UNREALIZED
                                     AMORTIZED     ---------------      ESTIMATED      % OF
                                        COST       GAIN       LOSS     FAIR VALUE     TOTAL
                                     ---------     ----       ----     ----------     -----
                                                          (IN MILLIONS)


U.S. corporate securities..........    $2,811       $ 6       $ 70       $2,747        45.4%
Foreign corporate securities.......       562         4         16          550         9.1
U.S. Treasury/agency securities....       793         4          6          791        13.0
Commercial mortgage-backed
  securities.......................       665         3          9          659        10.9
Residential mortgage-backed
  securities.......................     1,021         1         17        1,005        16.6
Asset-backed securities............       147        --          2          145         2.4
State and political subdivision
  securities.......................        84        --          3           81         1.3
Foreign government securities......        75         3          1           77         1.3
                                       ------       ---       ----       ------       -----
  Total fixed maturity securities..    $6,158       $21       $124       $6,055       100.0%
                                       ======       ===       ====       ======       =====
Nonredeemable preferred stock......    $    3       $--       $ --       $    3        75.0%
Common stock.......................         1         1          1            1        25.0
                                       ------       ---       ----       ------       -----
  Total equity securities..........    $    4       $ 1       $  1       $    4       100.0%
                                       ======       ===       ====       ======       =====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company held foreign currency derivatives with notional amounts of $11 million and $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $361 million and $395 million at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of ($2) million and ($10) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $2 million at both December 31, 2006 and 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $2 million and ($3) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                             SUCCESSOR
                                          -----------------------------------------------
                                             DECEMBER 31, 2006        DECEMBER 31, 2005
                                          ----------------------   ----------------------
                                           COST OR                  COST OR
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)


Due in one year or less.................    $  362      $  361       $  347      $  346
Due after one year through five years...       948         931        1,192       1,171
Due after five years through ten years..     1,273       1,242        1,577       1,534
Due after ten years.....................     1,812       1,782        1,209       1,195
                                            ------      ------       ------      ------
  Subtotal..............................     4,395       4,316        4,325       4,246
Mortgage-backed and other asset-backed
  securities............................     1,572       1,573        1,833       1,809
                                            ------      ------       ------      ------
  Total fixed maturities................    $5,967      $5,889       $6,158      $6,055
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Proceeds.....................     $2,503           $3,351              $212             $820
Gross investment gains.......     $    5           $    3              $  9             $ 25
Gross investment losses......     $  (70)          $  (54)             $(12)            $(25)

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following table presents the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                      SUCCESSOR
                                -------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 2006
                                -------------------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS             THAN 12 MONTHS                   TOTAL
                                ---------------------------  ---------------------------  ---------------------------
                                 ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $1,330          $40           $500           $22          $1,830          $ 62
Foreign corporate securities..       462           13            174             8             636            21
U.S. Treasury/agency
  securities..................       474           17             51             3             525            20
Commercial mortgage-backed
  securities..................       304            2            109             4             413             6
Residential mortgage-backed
  securities..................       307            4             59             1             366             5
Asset-backed securities.......        45           --             22             2              67             2
State and political
  subdivision securities......        21            3             54             3              75             6
Foreign government
  securities..................        13            1             12            --              25             1
                                  ------          ---           ----           ---          ------          ----
  Total fixed maturity
     securities...............    $2,956          $80           $981           $43          $3,937          $123
                                  ======          ===           ====           ===          ======          ====
Equity securities.............    $   37          $ 1           $  5           $--          $   42          $  1
                                  ======          ===           ====           ===          ======          ====
Total number of securities in
  an unrealized loss
  position....................       772                         430                         1,202
                                  ======                        ====                        ======



     All fixed maturity and equity securities in an unrealized loss position at December 31, 2005 had been in a continuous unrealized loss position for less than twelve months, as a new cost basis was established at the Acquisition Date. The number of securities in an unrealized loss position at December 31, 2005 was 1,504.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                           SUCCESSOR
                                 ------------------------------------------------------------
                                                       DECEMBER 31, 2006
                                 ------------------------------------------------------------
                                       COST OR               GROSS               NUMBER
                                   AMORTIZED COST       UNREALIZED LOSS       OF SECURITIES
                                 ------------------   ------------------   ------------------
                                 LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                    20%       MORE       20%       MORE       20%       MORE
                                 ---------   ------   ---------   ------   ---------   ------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less then six months...........    $2,763      $ 4       $ 66       $ 2        696        9
Six months or greater but less
  than nine months.............        16       --         --        --         24       --
Nine months or greater but less
  than twelve months...........       291       --         13        --         43       --
Twelve months or greater.......     1,029       --         43        --        430       --
                                   ------      ---       ----       ---      -----       --
  Total........................    $4,099      $ 4       $122       $ 2      1,193        9
                                   ======      ===       ====       ===      =====       ==





                                                           SUCCESSOR
                                 ------------------------------------------------------------
                                                       DECEMBER 31, 2005
                                 ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                   AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                 ------------------   ------------------   ------------------
                                 LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                    20%       MORE       20%       MORE       20%       MORE
                                 ---------   ------   ---------   ------   ---------   ------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...........    $4,843      $14       $119       $6       1,480       24
                                   ------      ---       ----       --       -----       --
  Total........................    $4,843      $14       $119       $6       1,480       24
                                   ======      ===       ====       ==       =====       ==



     At December 31, 2006, $122 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $119 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 50% of the cost or amortized cost of such securities. Of such unrealized losses of $2 million, all related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $6 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 43% of the cost or amortized cost of such securities. Of such unrealized losses of $6 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity securities and equity securities with a gross unrealized loss at December 31, 2006 of greater than $10 million.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     At December 31, 2006 and 2005, the Company had $124 million and $125 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                  SUCCESSOR
                                                                -------------
                                                                 DECEMBER 31,
                                                                -------------
                                                                2006     2005
                                                                ----     ----


SECTOR:
  U.S. corporate securities..................................     50%      56%
  Foreign corporate securities...............................     17       13
  U.S. Treasury/agency securities............................     16        5
  Commercial mortgage-backed securities......................      5        7
  Residential mortgage-backed securities.....................      4       14
  Other......................................................      8        5
                                                                 ---      ---
     Total...................................................    100%     100%
                                                                 ===      ===
INDUSTRY:
  Industrial.................................................     26%      21%
  Finance....................................................     20       17
  Government.................................................     17        5
  Utility....................................................     12        5
  Mortgage-backed............................................      9       21
  Consumer...................................................      2       11
  Other......................................................     14       20
                                                                 ---      ---
     Total...................................................    100%     100%
                                                                 ===      ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $7 million and $5 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:


                                                             SUCCESSOR
                                                -----------------------------------
                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2006               2005
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------


Commercial mortgage loans.....................   $140       47%     $123       47%
Agricultural mortgage loans...................    155       53       136       53
                                                 ----      ---      ----      ---
  Total.......................................    295      100%      259      100%
                                                           ===                ===
Less: Valuation allowances....................     --                  1
                                                 ----               ----
Mortgage and consumer loans...................   $295               $258
                                                 ====               ====



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 19%, 18% and 8% of the value of the Company's mortgage loans on real estate were located in California, New York and Maryland, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

  REAL ESTATE JOINT VENTURES

     The Company held $2 million in real estate joint ventures held-for-investment at December 31, 2006. The Company did not hold any interest in real estate joint ventures at December 31, 2005. Both accumulated depreciation on real estate joint ventures and the related depreciation expense were less than $1 million at December 31, 2006.

     At December 31, 2006, 100% of the Company's real estate joint ventures were located in New York.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                   YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                  ------------   ----------------   ----------------   ------------
                                      2006             2005               2005             2004
                                  ------------   ----------------   ----------------   ------------
                                                            (IN MILLIONS)


Fixed maturity securities......       $314             $155               $185             $341
Equity securities..............          1               --                 --                2
Mortgage loans on real estate..         16                8                  9               18
Policy loans...................          3               --                  1                1
Real estate joint ventures.....          1               --                 --               --
Other limited partnership
  interests....................         23                2                 27               28
Cash, cash equivalents and
  short-term investments.......         14                5                  4                5
                                      ----             ----               ----             ----
  Total investment income......        372              170                226              395
Less: Investment expenses......         11                3                  3                6
                                      ----             ----               ----             ----
  Net investment income........       $361             $167               $223             $389
                                      ====             ====               ====             ====



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                   YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                  ------------   ----------------   ----------------   ------------
                                      2006             2005               2005             2004
                                  ------------   ----------------   ----------------   ------------
                                                            (IN MILLIONS)


Fixed maturity securities......       $(69)            $(51)               $(5)             $(6)
Equity securities..............         --               --                  2               (1)
Mortgage loans on real estate..          1               (1)                --               --
Real estate and real estate
  joint ventures...............         (3)              --                 --               --
Derivatives....................        (12)              20                 (3)              21
Other..........................         --               (3)                --                3
                                      ----             ----                ---              ---
  Net investment gains
     (losses)..................       $(83)            $(35)               $(6)             $17
                                      ====             ====                ===              ===



     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $4 million, $0, $0 and $7 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, respectively.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                SUCCESSOR                      PREDECESSOR
                                     ------------------------------  ------------------------------
                                      YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                     ------------  ----------------  ----------------  ------------
                                         2006            2005              2005            2004
                                     ------------  ----------------  ----------------  ------------
                                                              (IN MILLIONS)


Fixed maturity securities..........      $(78)           $(103)            $ 319           $ 332
Equity securities..................         1               --                 3               3
Derivatives........................        --               --                --               2
Other..............................        (2)              (6)                4              --
                                         ----            -----             -----           -----
  Subtotal.........................       (79)            (109)              326             337
Allocated amounts:
  DAC and VOBA.....................        33               45                --              --
Deferred income tax................        16               22              (114)           (118)
                                         ----            -----             -----           -----
     Net unrealized investment
       gains (losses)..............      $(30)           $ (42)            $ 212           $ 219
                                         ====            =====             =====           =====



     The changes in net unrealized investment gains (losses) are as follows:


                                                 SUCCESSOR                      PREDECESSOR
                                      ------------------------------  ------------------------------
                                       YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                      DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                      ------------  ----------------  ----------------  ------------
                                          2006            2005              2005            2004
                                      ------------  ----------------  ----------------  ------------
                                                               (IN MILLIONS)


Balance at end of previous of
  period............................      $(42)           $ 212             $219            $215
Effect of purchase accounting push
  down (See Note 2).................        --             (212)              --              --
                                          ----            -----             ----            ----
Balance at beginning of period......       (42)              --              219             215
                                          ----            -----             ----            ----
Unrealized investment gains (losses)
  during the period.................        30             (109)             (10)              6
Unrealized investment gains (losses)
  relating to:
  DAC and VOBA......................       (12)              45               --              --
  Deferred income tax...............        (6)              22                3              (2)
                                          ----            -----             ----            ----
Balance at end of period............      $(30)           $ (42)            $212            $219
                                          ====            =====             ====            ====
Net change in unrealized investment
  gains (losses)....................      $ 12            $ (42)            $ (7)           $  4
                                          ====            =====             ====            ====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                             SUCCESSOR (REVISED)
                                                          ------------------------
                                                              DECEMBER 31, 2005
                                                          ------------------------
                                                           NOT PRIMARY BENEFICIARY
                                                          ------------------------
                                                                         MAXIMUM
                                                            TOTAL      EXPOSURE TO
                                                          ASSETS(1)      LOSS(2)
                                                          ---------    -----------
                                                                (IN MILLIONS)

Other investments(3)...................................     $3,450         $25
                                                            ------         ---
  Total................................................     $3,450         $25
                                                            ======         ===



--------

   (1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Other investments include investments in public and private debt and equity securities that are not asset-backed securitizations or collateralized debt obligations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated in hedging relationships. Accordingly, all changes in such derivative fair values for the year ended December 31, 2006 and the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                              SUCCESSOR
                                  -----------------------------------------------------------------
                                         DECEMBER 31, 2006                 DECEMBER 31, 2005
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)


Interest rate swaps.............    $911      $266        $32        $1,069     $202        $ 2
Financial futures...............      26        --         --            64        1          1
Foreign currency swaps..........      32         1          9            31       --          7
Foreign currency forwards.......       4        --         --             8       --         --
Options.........................      --        53          5            --      115          3
Financial forwards..............      --        --          1            --       --          2
Credit default swaps............       4        --         --             4       --         --
                                    ----      ----        ---        ------     ----        ---
  Total.........................    $977      $320        $47        $1,176     $318        $15
                                    ====      ====        ===        ======     ====        ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 156 and 413 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 18,000 and 36,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 742,550 and 1,058,300 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                    SUCCESSOR
                               -----------------------------------------------------------------------------------
                                                                  REMAINING LIFE
                               -----------------------------------------------------------------------------------
                                                    AFTER ONE YEAR      AFTER FIVE YEARS
                               ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                               ----------------   ------------------   -----------------   ---------------   -----
                                                                  (IN MILLIONS)


Interest rate swaps.........         $167                $352                 $392               $--          $911
Financial futures...........           26                  --                   --                --            26
Foreign currency swaps......           --                   8                   24                --            32
Foreign currency forwards...            4                  --                   --                --             4
Credit default swaps........           --                   1                    3                --             4
                                     ----                ----                 ----               ---          ----
  Total.....................         $197                $361                 $419               $--          $977
                                     ====                ====                 ====               ===          ====



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                              SUCCESSOR
                                  -----------------------------------------------------------------
                                         DECEMBER 31, 2006                 DECEMBER 31, 2005
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)


Non-qualifying..................    $977      $320        $47        $1,176     $318        $15
                                    ----      ----        ---        ------     ----        ---
  Total.........................    $977      $320        $47        $1,176     $318        $15
                                    ====      ====        ===        ======     ====        ===



     For the year ended December 31, 2006, the Company had $10 million in settlement payments related to non-qualifying derivatives included within net investment gains (losses).

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign-currency-denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company did not recognize any net investment gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2006 and the six months ended December 31, 2005. The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              PREDECESSOR
                                                    -------------------------------
                                                    SIX MONTHS ENDED    YEAR ENDED
                                                        JUNE 30,       DECEMBER 31,
                                                    ----------------   ------------
                                                          2005             2004
                                                    ----------------   ------------
                                                             (IN MILLIONS)


Changes in the fair value of derivatives..........         $--              $(3)
Changes in the fair value of the items hedged.....          (1)              (1)
                                                           ---              ---
Net ineffectiveness of fair value hedging
  activities......................................         $(1)             $(4)
                                                           ===              ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative was excluded from the assessment of ineffectiveness. For the year ended December 31, 2006 and the six months ended December 31, 2005, there was no cost of carry for financial futures. For the six months ended June 30, 2005 and the year ended December 31, 2004, the cost of carry for financial futures was ($1) million and ($4) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company may discontinue cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no instances in which the Company discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                               PREDECESSOR
                                                     ------------------------------
                                                     SIX MONTHS ENDED   YEAR ENDED
                                                         JUNE 30,      DECEMBER 31,
                                                     ----------------  ------------
                                                           2005            2004
                                                     ----------------  ------------
                                                              (IN MILLIONS)


Other comprehensive income balance at the beginning
  of the period....................................         $ 2            $ 10
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges......................................          (3)            (14)
Amounts reclassified to net investment income......           1               6
                                                            ---            ----
Other comprehensive income balance at the end of
  the period.......................................         $--            $  2
                                                            ===            ====



     The Company has not entered into any cash flow hedges since June 30, 2005.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options, and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) credit default swaps used to synthetically create investments; and (vi) financial forwards to buy and sell securities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2006.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($72) million, ($14) million, $11 million and ($39) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $25 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $0 and $22 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005, and during the year ended December 31, 2004 were gains (losses) of $46 million, $23 million, ($2) million, and $19 million, respectively.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $102 million and $108 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under derivative transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $6 million and $22 million, respectively, which are held in separate custodial accounts. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of both December 31, 2006 and 2005, the Company pledged collateral of $14 million, which is included in fixed maturity securities. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                       DAC      VOBA     TOTAL
                                                     -------   ------   ------
                                                           (IN MILLIONS)


Balance at January 1, 2004 (PREDECESSOR)...........  $ 1,279   $   12   $1,291
  Capitalizations..................................      469       --      469
  Less: Amortization...............................      226        1      227
                                                     -------   ------   ------
Balance at December 31, 2004 (PREDECESSOR).........    1,522       11    1,533
  Capitalizations..................................      222       --      222
  Less: Amortization...............................      132        1      133
                                                     -------   ------   ------
Balance at June 30, 2005 (PREDECESSOR).............    1,612       10    1,622
                                                     -------   ------   ------
Effect of purchase accounting push down (See Note
  2)...............................................   (1,612)   1,666       54
                                                     -------   ------   ------
Balance at July 1, 2005 (SUCCESSOR)................       --    1,676    1,676
                                                     -------   ------   ------
  Capitalizations..................................      164       --      164
                                                     -------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses).................       (3)      (7)     (10)
     Unrealized investment gains (losses)..........      (17)     (28)     (45)
     Other expenses................................       12      106      118
                                                     -------   ------   ------
       Total amortization..........................       (8)      71       63
                                                     -------   ------   ------
Balance at December 31, 2005 (SUCCESSOR)...........      172    1,605    1,777
                                                     -------   ------   ------
  Capitalizations..................................      135       --      135
  Less: Amortization related to:
     Net investment gains (losses).................       (3)     (33)     (36)
     Unrealized investment gains (losses)..........        1       11       12
     Other expenses................................       53      171      224
                                                     -------   ------   ------
       Total amortization..........................       51      149      200
                                                     -------   ------   ------
Balance at December 31, 2006 (SUCCESSOR)...........  $   256   $1,456   $1,712
                                                     =======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $188 million in 2007, $169 million in 2008, $156 million in 2009, $139 million in 2010 and $120 million in 2011.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                               SUCCESSOR
                                                              -----------
                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Balance at January 1,.......................................  $243   $ --
Effect of purchase accounting push down (See Note 2)........    (4)   243
                                                              ----   ----
Balance at December 31,.....................................  $239   $243
                                                              ====   ====



7.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the value of distribution agreements ("VODA"), which is reported in other assets, is as follows:


                                            SUCCESSOR                        PREDECESSOR
                                 -------------------------------   -------------------------------
                                  YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                 ------------   ----------------   ----------------   ------------
                                     2006             2005               2005             2004
                                 ------------   ----------------   ----------------   ------------
                                                           (IN MILLIONS)


Balance at beginning of
  period.......................       $ 8              $--                $--              $--
Effect of purchase accounting
  push down (See Note 2).......        --                8                 --               --
Amortization...................        (1)              --                 --               --
                                      ---              ---                ---              ---
Balance at end of period.......       $ 7              $ 8                $--              $--
                                      ===              ===                ===              ===



     The estimated future amortization expense allocated to other expenses for VODA is $1 million per year for each of the years from 2007 to 2011.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                            SUCCESSOR                        PREDECESSOR
                                 -------------------------------   -------------------------------
                                  YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                 ------------   ----------------   ----------------   ------------
                                     2006             2005               2005             2004
                                 ------------   ----------------   ----------------   ------------
                                                           (IN MILLIONS)


Balance at end of previous
  period.......................       $ 8             $ 36                $25              $--
Effect of purchase accounting
  push down (See Note 2).......        --              (36)                --               --
                                      ---             ----                ---              ---
Balance at beginning of
  period.......................         8               --                 25               --
Capitalization.................         9                8                 12               25
Amortization...................        (1)              --                 (1)              --
                                      ---             ----                ---              ---
Balance at end of period.......       $16             $  8                $36              $25
                                      ===             ====                ===              ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $12.2 billion at both December 31, 2006 and 2005 for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $246 million, $124 million, $95 million and $200 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005, and the year ended December 31, 2004, respectively.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                              SUCCESSOR
                                                        ---------------------
                                                             DECEMBER 31,
                                                        ---------------------
                                                           2006        2005
                                                        ---------   ---------
                                                        IN THE EVENT OF DEATH
                                                        ---------------------
                                                            (IN MILLIONS)


ANNUITY CONTRACTS(1)
ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
Separate account value................................  $  14,156   $  14,507
Net amount at risk(2).................................  $     440(3)$     569(3)
Average attained age of contractholders...............   64 years    63 years

                                                              SUCCESSOR
                                                        ---------------------
                                                             DECEMBER 31,
                                                        ---------------------
                                                           2006        2005
                                                        ---------   ---------
                                                         SECONDARY GUARANTEES
                                                        ---------------------
                                                            (IN MILLIONS)

UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (General and Separate account)..........  $   1,807   $   1,694
Net amount at risk(2).................................  $  21,459(3)$  21,719(3)
Average attained age of policyholders.................   59 years    57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)




   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $1 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the year ended December 31, 2004. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $13 million for the year ended December 31, 2006, $4 million for each of the six months ended December 31, 2005 and June 30, 2005 and $1 million for the year ended December 31, 2004.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                              SUCCESSOR
                                                          -----------------
                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


Mutual Fund Groupings
  Equity................................................  $ 9,336   $ 9,055
  Bond..................................................      940     1,055
  Balanced..............................................    1,070     1,261
  Money Market..........................................      282       286
  Specialty.............................................      152       218
                                                          -------   -------
     Total..............................................  $11,780   $11,875
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2002. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company reinsures the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 14.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Direct premiums..............      $ 79             $ 41               $ 39             $ 74
Reinsurance ceded............       (36)             (24)               (19)             (34)
                                   ----             ----               ----             ----
Net premiums earned..........      $ 43             $ 17               $ 20             $ 40
                                   ====             ====               ====             ====
Reinsurance recoverables
  netted against policyholder
  benefits and claims........      $169             $ 42               $ 61             $ 95
                                   ====             ====               ====             ====



     Reinsurance recoverables, included in premiums and other receivables, were $139 million and $77 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $16 million and $12 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006 and the six months ended December 31, 2005 and June 30, 2005, reinsurance ceded include affiliated transactions of $5 million, $2 million and $3 million, respectively. For the year ended December 31, 2004 there were no affiliated reinsurance transactions.

9.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Current Federal..............       $--             $(20)              $ 50             $ 96
Deferred Federal.............        74               32                (15)             (47)
                                    ---             ----               ----             ----
Provision for income tax.....       $74             $ 12               $ 35             $ 49
                                    ===             ====               ====             ====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Tax provision at U.S.
  statutory rate.............      $ 89             $ 22                $39             $ 72
Tax effect of:
  Tax exempt investment
     income..................       (15)             (10)                (4)             (15)
  Tax reserve release........        --               --                 --               (8)
                                   ----             ----                ---             ----
Provision for income tax.....      $ 74             $ 12                $35             $ 49
                                   ====             ====                ===             ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                          SUCCESSOR
                                                    ---------------------
                                                         DECEMBER 31,
                                                    ---------------------
                                                       2006        2005
                                                    ----------   --------
                                                        (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves.........     $ 487       $ 580
  Capital loss carryforwards......................        20          17
  Net unrealized investment losses................        16          22
  Other...........................................         8           8
                                                       -----       -----
                                                         531         627
                                                       -----       -----
Deferred income tax liabilities:
  DAC and VOBA....................................      (518)       (525)
  Investments.....................................        (5)        (12)
                                                       -----       -----
                                                        (523)       (537)
                                                       -----       -----
Net deferred income tax asset.....................     $   8       $  90
                                                       =====       =====



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Capital loss carryforwards amount to $59 million at December 31, 2006 and will expire beginning in 2010.

     The Company files a consolidated tax return with its parent, MICC. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and is and/or has been involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against the Company, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against the Company: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



certification. Defendants have moved for summary judgment. The Company is continuing to vigorously defend against the claims in this matter.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                 SUCCESSOR
                                                               -------------
                                                                DECEMBER 31,
                                                               -------------
                                                               2006     2005
                                                               ----     ----
                                                               (IN MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments.....   $ 1      $1
  Premium tax offsets currently available for paid
     assessments.............................................    --       1
                                                                ---      --
                                                                $ 1      $2
                                                                ===      ==
Liability:
  Insolvency assessments.....................................   $ 1      $1
                                                                ===      ==



     Assessments levied against the Company were less than $1 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $46 million and $15 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $60 million and $20 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $24 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



immediately preceding calendar year. The Company will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by the Company through June 30, 2007 require prior approval of the Commissioner. The Company did not pay any dividends in 2006. However, since the Company's statutory unassigned funds surplus is negative, the Company cannot pay any dividends without prior approval of the Commissioner.

  CAPITAL CONTRIBUTIONS

     In 2005, the Company had an increase of $4 million in paid-in capital due to an assumption of all tax liabilities for potential audit liabilities for federal and state income taxes and other taxes with respect to pre-Acquisition tax periods. The Acquisition Agreement between MetLife and Citigroup, dated as of January 31, 2005, provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the Acquisition Date. During 2004, the Company received a capital contribution of $400 million from its parent, MICC.

  STATUTORY EQUITY AND INCOME

     The Connecticut Insurance Department (the "Department") imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MetLife Annuity exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant asset not admitted by the Company is the net deferred tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to amounts "pushed down" as a result of the Acquisition.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:


                                                    SUCCESSOR                      PREDECESSOR
                                         ------------------------------  ------------------------------
                                          YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                         DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                         ------------  ----------------  ----------------  ------------
                                             2006            2005              2005            2004
                                         ------------  ----------------  ----------------  ------------
                                                                  (IN MILLIONS)


Holding gains (losses) on investments
  arising
  during the period....................      $ 98            $(75)              $(5)           $ 18
Income tax effect of holding gains
  (losses).............................       (34)             26                 1              (6)
Reclassification adjustments:
  Recognized holding gains (losses)
     included in current period
     income............................       (68)            (46)                3               6
  Amortization of premiums and
     accretion
     of discounts associated with
     investments.......................        --              12                (8)            (18)
  Income tax effect of reclassification
     adjustments.......................        24              12                 2               4
Allocation of holding gains (losses) on
  investments relating to other
  policyholder amounts.................       (12)             45                --              --
Income tax effect of allocation of
  holding
  gains (losses) to other policyholder
  amounts..............................         4             (16)               --              --
                                             ----            ----               ---            ----
     Other comprehensive income
       (loss)..........................      $ 12            $(42)              $(7)           $  4
                                             ====            ====               ===            ====



12.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                   SUCCESSOR                        PREDECESSOR
                                        -------------------------------   -------------------------------
                                         YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                        DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                        ------------   ----------------   ----------------   ------------
                                            2006             2005               2005             2004
                                        ------------   ----------------   ----------------   ------------
                                                                  (IN MILLIONS)


Compensation.........................       $  47            $  27              $  19            $  45
Commissions..........................         159              156                180              373
Amortization of DAC and VOBA.........         188              108                133              227
Capitalization of DAC................        (135)            (164)              (222)            (469)
Rent, net of sublease income.........           2                2                  1                4
Other................................          45               36                 73              123
                                            -----            -----              -----            -----
  Total other expenses...............       $ 306            $ 165              $ 184            $ 303
                                            =====            =====              =====            =====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


13.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                                      SUCCESSOR
                                                         ----------------------------------
                                                         NOTIONAL    CARRYING     ESTIMATED
                                                          AMOUNT       VALUE     FAIR VALUE
                                                         --------    --------    ----------
                                                                    (IN MILLIONS)


DECEMBER 31, 2006
Assets:
  Fixed maturity securities............................               $5,889       $5,889
  Equity securities....................................               $   57       $   57
  Mortgage loans on real estate........................               $  295       $  289
  Policy loans.........................................               $   55       $   55
  Short-term investments...............................               $   95       $   95
  Cash and cash equivalents............................               $  230       $  230
  Accrued investment income............................               $   68       $   68
  Mortgage loan commitments............................     $60       $   --       $   --
  Commitments to fund bank credit facilities...........     $24       $   --       $   --
Liabilities:
  Policyholder account balances........................               $2,740       $2,457
  Payables for collateral under derivative
     transactions......................................               $  102       $  102




                                                                      SUCCESSOR
                                                         ----------------------------------
                                                         NOTIONAL    CARRYING     ESTIMATED
                                                          AMOUNT       VALUE     FAIR VALUE
                                                         --------    --------    ----------
                                                                    (IN MILLIONS)


DECEMBER 31, 2005
Assets:
  Fixed maturity securities............................               $6,055       $6,055
  Equity securities....................................               $    4       $    4
  Mortgage loans on real estate........................               $  258       $  258
  Policy loans.........................................               $   37       $   37
  Short-term investments...............................               $   57       $   57
  Cash and cash equivalents............................               $  233       $  233
  Accrued investment income............................               $   69       $   69
  Mortgage loan commitments............................     $20       $   --       $   --
Liabilities:
  Policyholder account balances........................               $3,185       $2,972
  Payables for collateral under derivative
     transactions......................................               $  108       $  108

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER DERIVATIVE TRANSACTIONS

     The carrying value for payables for collateral under derivative transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


14.  RELATED PARTY TRANSACTIONS

     In 2006, the Company entered into a Master Service Agreement with Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $5 million, included in other expenses, for services performed under the Master Service Agreement for the year ended December 31, 2006.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $28 million, included in other expenses, for services performed under the Service Agreement for the year ended December 31, 2006. There were no charges for the six months ended December 31, 2005.

     At December 31, 2006 and 2005, the Company had receivables from MICC of $13 million and $20 million, respectively. The Company had receivables from other affiliates of $4 million and payables to other affiliates of $2 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

     Since the Company is a member of a controlled group of affiliate companies, its results may not be indicative of those of a stand-alone entity.

     As of December 31, 2006 and 2005, the Company held $89 million and $16 million, respectively, of its total invested assets in the MetLife Money Market Pool which is an affiliated partnership. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers fixed maturity securities to affiliates and receives other fixed maturity securities from affiliates. The Company transferred invested assets to affiliates with both an amortized cost and fair market value of $15 million for the year ended December 31, 2006. The Company did not transfer assets to affiliates for the six months ended December 31, 2005. The realized capital losses recognized on these transfers were less than $1 million for the year ended December 31, 2006. The Company received invested assets from affiliates with a fair market value of $13 million for the year ended December 31, 2006. The Company did not receive transfers of assets from affiliates for the six months ended December 31, 2005.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"), MetLife Reinsurance Company of South Carolina ("MRSC"), and Exeter Reassurance Company, Ltd. ("Exeter"). As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $108 million and $12 million, respectively. Prior-year comparable assets and liabilities were $78 million and $47 million, respectively.

     The following tables reflect related party reinsurance information:


                                                               SUCCESSOR
                                                    -------------------------------
                                                     YEAR ENDED    SIX MONTHS ENDED
                                                    DECEMBER 31,     DECEMBER 31,
                                                    ------------   ----------------
                                                        2006             2005
                                                    ------------   ----------------
                                                             (IN MILLIONS)


Ceded premiums....................................      $  5              $ 2
Ceded fees, included in universal life and
  investment-type product policy fees.............        22               19
Ceded benefits, included in policyholder benefits
  and claims......................................        38               39
Ceded fees, included in other expenses............        37               12
                                                        ----              ---
  Total ceded.....................................      $102              $72
                                                        ====              ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                SUCCESSOR
                                                               -----------
                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables................................................  $108    $78
Ceded balances payable, included in other liabilities........  $ 12    $47


     Prior to the Acquisition, the Company had related party transactions with its parent and/or affiliates. These transactions are described as follows:

     In December 2004, MLAC entered into a reinsurance agreement with MRSC related to guarantee features included in certain of their universal life and variable universal life products. All information subsequent to the Acquisition is included in the tables above. Fees associated with this agreement, included within other expenses, were $22 million for the six months ended June 30, 2005.

     In addition, MLAC's individual insurance mortality risk is reinsured, in part, to RGA, an affiliate subsequent to the Acquisition Date. All information subsequent to the Acquisition is included in the tables above. Ceded premiums were $3 million for the six months ended June 30, 2005. Ceded fees, included within universal life and investment-type product policy fees, were $7 million for the six months ended June 30, 2005. Ceded benefits, included within policyholder benefits and claims, were $5 million for the six months ended June 30, 2005.

     At June 30, 2005, MLAC had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amount of $10 million. Income (loss) of ($1) million and $1 million was recognized on these investments in the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. In July 2005, MLAC sold its investment in Tribeca.

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid MICC an insignificant amount for both the six months ended June 30, 2005 and the year ended December 31, 2004 for these services.

     In the ordinary course of business, the Company distributed fixed and variable annuity products through its former affiliate Smith Barney. Premiums and deposits related to these products were $506 million in 2004. The Company also marketed term and universal life products through Smith Barney. Premiums related to such products were $108 million in 2004. Commissions and fees paid to Smith Barney were $50 million in 2004.

     The Company also distributed deferred annuity products through its former affiliates, Primerica Financial Services, Inc. ("PFS"), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, "CitiStreet") and Citibank, N.A. ("Citibank"). Deposits received from PFS were $636 million and commissions and fees paid to PFS were $48 million for the year ended December 31, 2004. Deposits received from CitiStreet were $116 million and related commissions and fees paid to CitiStreet were $3 million for the year ended December 31, 2004. Deposits received from Citibank were $112 million and commissions and fees paid to Citibank were $13 million for the year ended December 31, 2004.

     The leasing functions for the Company were administered by a Citigroup subsidiary. Rent expense related to leases was shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006
                                  (IN MILLIONS)



                                                                     SUCCESSOR
                                                     -----------------------------------------
                                                      COST OR                      AMOUNT AT
                                                     AMORTIZED     ESTIMATED    WHICH SHOWN ON
                                                      COST(1)     FAIR VALUE     BALANCE SHEET
                                                     ---------    ----------    --------------


TYPE OF INVESTMENTS
Fixed maturity securities:
  Bonds:
     U.S. Treasury/agency securities..............     $  801       $  783          $  783
     State and political subdivision securities...         91           86              86
     Foreign government securities................         69           73              73
     Public utilities.............................        276          271             271
     All other corporate bonds....................      2,959        2,907           2,907
  Mortgage-backed and asset-backed securities.....      1,572        1,573           1,573
  Redeemable preferred stock......................        199          196             196
                                                       ------       ------          ------
     Total fixed maturity securities..............      5,967        5,889           5,889
                                                       ------       ------          ------
Equity securities:
  Common stock:
     Industrial, miscellaneous and all other......          1            1               1
  Non-redeemable preferred stock..................         55           56              56
                                                       ------       ------          ------
     Total equity securities......................         56           57              57
                                                       ------       ------          ------
Mortgage loans on real estate.....................        295                          295
Policy loans......................................         55                           55
Real estate joint ventures........................          2                            2
Other limited partnership interests...............         68                           68
Short-term investments............................         95                           95
Other invested assets.............................        341                          341
                                                       ------                       ------
  Total investments...............................     $6,879                       $6,802
                                                       ======                       ======




--------

   (1) Cost for fixed maturity securities and mortgage loans on real estate represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        AS OF DECEMBER 31, 2006 AND 2005
                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
                                             VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
                                            ------   ------------------   ------------   ----------


2006 (SUCCESSOR)..........................  $1,712         $1,861            $5,377          $45
                                            ======         ======            ======          ===
2005 (SUCCESSOR)..........................  $1,777         $1,808            $5,688          $18
                                            ======         ======            ======          ===



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                      FOR THE YEAR ENDED DECEMBER 31, 2006
        AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (IN MILLIONS)



                                PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                                REVENUE        NET        BENEFITS       DAC AND VOBA       OTHER          PREMIUMS
                              AND POLICY   INVESTMENT   AND INTEREST      CHARGED TO      OPERATING         WRITTEN
                                CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
                              ----------   ----------   ------------   ---------------   -----------   ----------------


For the Year Ended December
  31, 2006 (SUCCESSOR).....      $526         $361          $271             $188            $118             $--
                                 ====         ====          ====             ====            ====             ===
For the Six Months Ended
  December 31, 2005
  (SUCCESSOR)..............      $250         $167          $166             $108            $ 57             $--
                                 ====         ====          ====             ====            ====             ===
For the Six Months Ended
  June 30, 2005
  (PREDECESSOR)............      $241         $223          $175             $133            $ 51             $ 4
                                 ====         ====          ====             ====            ====             ===
For the Year Ended December
  31, 2004 (PREDECESSOR)...      $411         $389          $326             $227            $ 76             $ 6
                                 ====         ====          ====             ====            ====             ===




--------

   (1) Includes other expenses excluding amortization of DAC and VOBA charged to other expenses.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
                        AS OF DECEMBER 31, 2006 AND 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2006
        AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (IN MILLIONS)



                                                                                       % AMOUNT
                                                GROSS                          NET      ASSUMED
                                                AMOUNT    CEDED    ASSUMED    AMOUNT    TO NET
                                               -------   -------   -------   -------   --------


AS OF AND FOR THE YEAR ENDED DECEMBER 31,
  2006 (SUCCESSOR)
Life insurance in-force.....................   $63,138   $47,897     $--     $15,241      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    79   $    36     $--     $    43      --%
                                               =======   =======     ===     =======
AS OF AND FOR THE SIX MONTHS ENDED DECEMBER
  31, 2005 (SUCCESSOR)
Life insurance in-force.....................   $63,023   $48,618     $--     $14,405      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    41   $    24     $--     $    17      --%
                                               =======   =======     ===     =======
FOR THE SIX MONTHS ENDED JUNE 30, 2005
  (PREDECESSOR)
Insurance premium...........................   $    39   $    19     $--     $    20      --%
                                               =======   =======     ===     =======
AS OF AND FOR THE YEAR ENDED DECEMBER 31,
  2004 (PREDECESSOR)
Life insurance in-force.....................   $54,886   $44,286     $--     $10,600      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    74   $    34     $--     $    40      --%
                                               =======   =======     ===     =======




     For the year ended December 31, 2006, and the six months ended December 31, 2005 and June 30, 2005, reinsurance ceded include affiliated transactions of $5 million, $2 million and $3 million, respectively. For the year ended December 31, 2004, there were no affiliated reinsurance transactions.